As filed with the U.S. Securities and Exchange Commission on April 16, 2026
File Nos. 333‑177543; 811‑03457
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
REGISTRATION STATEMENT
UNDER THE
INVESTMENT COMPANY ACT OF
1940

Amendment No. 167	☒
Penn Mutual Variable Annuity Account III
(Exact Name of Registered Separate Account)
THE PENN MUTUAL LIFE INSURANCE COMPANY
(Name of Insurance Company)
Eight Tower Bridge
161 Washington Street
Conshohocken, Pennsylvania 19428
(Address of Insurance Company’s Principal Executive Offices)
Insurance Company’s Telephone Number: 215‑956‑8000
Ann‑Marie Mason
Chief Legal Officer
The Penn Mutual Life Insurance Company
Eight Tower Bridge
161 Washington Street
Conshohocken, Pennsylvania 19428
(Name and Address of Agent for Service)
Copy to:
Christopher E. Palmer, Esq.
Kirkland & Ellis LLP

1301 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):
 ☐  immediately upon filing pursuant to paragraph (b) of Rule 485.
 ☒  on May 1, 2026 pursuant to paragraph (b) of Rule 485.
 ☐   60 days after filing pursuant to paragraph (a) of Rule 485.
 ☐   on (date) pursuant to paragraph (a) of Rule 485.

Prospectus
Penn Mutual Variable Annuity Account III
 Smart Foundation Variable Annuities

May 1, 2026

PROSPECTUS
FOR
SMART FOUNDATION VARIABLE ANNUITY
an individual variable and fixed deferred annuity contract -flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY
and funded through
PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
of
The Penn Mutual Life Insurance Company
PO Box 178, Philadelphia, Pennsylvania 19105
1‑800‑523‑0650
May 1, 2026

This Prospectus (the “Prospectus”) describes an Individual Variable and Fixed Deferred Annuity with flexible purchase payments contract (the “Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us”, or “our”). This Prospectus contains information that the Contract owner should know before purchasing a Contract. Please read it carefully and save it for future reference. This Prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. The Contracts described in this Prospectus are not available in New York.
The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. You choose between the available options of the base contract, which have different surrender periods and charges, and different ongoing base contract expenses. The Contract:

•	is an individual annuity and is not available as a group contract;
•	has multiple investment options available, including variable investment options which invest in underlying mutual funds and fixed investment options which will earn an interest rate which will vary;
•	is a deferred annuity, which means that the regular annuity payments do not start immediately;
•	allows for flexible purchase payments, on or after the contract date, subject to certain restrictions;
•
is tax‑deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your beneficiary(ies);

•	allows you to choose among the fixed annuitization options that can guarantee income payments for a specified period or for the lifetime of the annuitant(s);
•	includes a standard death benefit; and
•
offers a selection of optional benefits at an additional charge that may include the Guaranteed Growth and Income Benefit, Inflation Protector Withdrawal Benefit, Enhanced Death Benefit, and Guaranteed Minimum Accumulation Benefit (not available on Smart Foundation Flex Variable Annuity for Contracts that were purchased on or after May 27, 2016), and the Guaranteed Minimum Accumulation Benefit II.

Appendix A to this Prospectus lists the Portfolios and Fixed Account Options currently available in the Contract and includes additional information about the Portfolios and Fixed Account Options. Appendix B to this Prospectus describes the Fixed Account Options.
Right to Cancel. If you are a new purchaser of a Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Contract, in most states you will receive your Contract value. In some states, you will receive a full refund of the amount of any premiums you have paid, if greater than Contract value. If you cancel the Contract you will forfeit any purchase payment enhancement. You should review this Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable and deferred annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The Contract is a complex investment and involves risks, including potential loss of principal. Contracts are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties.
Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits) are subject to the claims-paying ability and financial strength of the Company.
Contract expenses for annuity contracts that credit a purchase payment enhancement (Smart Foundation Plus Base Contract Option) are higher than other annuity contracts offered by Penn Mutual without a purchase payment enhancement feature. The benefit of the purchase payment enhancement may be more than offset by the higher expenses, relative to other annuity contract options we offer. Also, purchase payment enhancements may be forfeited upon contract cancellation, withdrawal, surrender and death.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)
This Prospectus contains information that you should know before you buy the Smart Foundation Variable Annuity Contract (the “Contract”) described in this Prospectus or exercise any of your rights under the Contract. The purpose of this Prospectus is to provide information on the essential features and provisions of the Contract and the investment options available under the Contract. When you receive your Contract, read it carefully for more information about your rights and obligations under the Contract. This Prospectus is arranged as follows:

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The prospectuses of the mutual funds that are available in the Variable Investment Options (the “Funds”) contain important information that you should know about the variable investment options that may be made under the Contract. You should read the prospectuses of the available Funds carefully before you invest. You can obtain the prospectuses for the Funds online at www.pennmutual.com/FundLiterature. You can also request this information at no cost by calling 1‑800‑523‑0650 or by sending an email request to FundOperations@pennmutual.com.
This Prospectus (and the variable annuity) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (the “SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

DEFINITIONS
The following key terms and their definitions are included to help make this Prospectus as readable and understandable for you as possible. Other terms used within this Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of this Prospectus.
Accumulation Benefit Base:  The amount used to determine the minimum value available at the end of the Accumulation Benefit Period under the Guaranteed Minimum Accumulation Benefit II Rider.
Accumulation Benefit Percentage: A percentage used to determine the minimum value available at the end of the Accumulation Benefit Period under the Guaranteed Minimum Accumulation Benefit II Rider, which varies depending on the Accumulation Benefit Period selected.
Accumulation Benefit Period: Depending on the available option selected under the Guaranteed Minimum Accumulation Benefit II Rider, a period of time of either 5, 7 or 9 years.
Accumulation Period: A period that begins with your first Purchase Payment and ends on the Annuity Date.
Accumulation Unit: A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.
Actual Age: True calendar age in exact years (including partial year).
Administrative Office: The Penn Mutual Life Insurance Company, Administrative Office, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.
Age‑Banded Lifetime Withdrawal Rate: The percentage applied to the Withdrawal Benefit Base (based on the age of the younger Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Growth and Income Benefit Rider.
Age‑Based Lifetime Withdrawal Rate: The age‑based component of the Lifetime Withdrawal Rate (based on the age of the younger Covered Life) under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Age Nearest Birthday: Age rounded to nearest whole number of years.
Annuitant: The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.
Annuitization: The process by which you convert your Contract Value into a stream of regular income payments.
Annuity Date: The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the Annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.
Annuity Payout Period: The period of time, starting on the Annuity Date, during which we make annuity payments.
Base Contract: The Contract without optional benefits, available in any of the Base Contract Options.

Base Contract Option: Smart Foundation Prime, Smart Foundation Flex or Smart Foundation Plus option of the Base Contract that varies by Separate Account expenses, Surrender Charge Period provisions and whether the Purchase Payment Enhancement feature is present, elected at Contract issue. Smart Foundation Flex is no longer offered for new Contracts.
Beneficiary: The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.
Code: The Internal Revenue Code of 1986, as amended.
Company: The Penn Mutual Life Insurance Company. Also referred to as “we,” “our,” and “us,” or “Penn Mutual.”
Contingent Annuitant: The individual designated by the Contract Owner and named in the Contract who will become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.
Contract: The combination variable and fixed annuity Contract described in this Prospectus.
Contract Anniversary: Any subsequent anniversary date of the Contract Date. All values that are determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.
Contract Date: The date the Contract is issued.
Contract Owner or Owner: The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.
Contract Specifications Page: The Contract Specifications Page contains your Contract’s individual specifications.
Contract Value: The sum of the Variable Account Value and the Fixed Account Value.
Contract Year: The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.
Covered Life: The person designated in the Contract upon whose age/lifetime the features and benefits of any Rider are based.
Death Benefit Enhancement: The amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract.
Deferral Phase: The period prior to the exercise of withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Deferral Phase Inflation Increase Period: The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Deferral Phase under the Inflation Protector Withdrawal Benefit Rider.
Early Access Withdrawal Option: An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Effective Waiting Bonus: The component of the Lifetime Withdrawal Rate that is based on the age of each Purchase Payment under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Enhanced Death Benefit Base: The value used to determine the amount of the Death Benefit Enhancement.
Enhanced Death Benefit Rider: Optional benefit that may be added to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.
Excess Withdrawal: Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.
Fixed Account: The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.
Fixed Account Options: The Investment Options available under the Company’s Fixed Account, including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options.
Fixed Account Value: The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.
Fixed Dollar Cost Averaging Options: The Investment Options available under the Fixed Account that provide for credited interest at annual rates declared by the Company and are for use in the Dollar Cost Averaging Program.
Fixed Interest Options: The Investment Options available under the Fixed Account that provide for credited interest at annual rates declared by the Company.
Free Withdrawal Amount: The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.
Funds: The mutual funds that are available for investment in the Variable Investment Options of the Separate Account.
Guaranteed Annual Withdrawal Amount: The annual amount you may withdraw under the Guaranteed Growth and Income Benefit Rider and based on the amount of the Withdrawal Benefit Base and the Age‑Banded Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time. The annual amount you may withdraw under the Inflation Protector Withdrawal Benefit Rider and based on the amount of the Withdrawal Benefit Base and the withdrawal rate under the Living Benefit Guarantee.
Guaranteed Growth and Income Benefit Rider: Optional benefit that may be added to your Contract which provides for a guaranteed Lifetime Withdrawal benefit. Terms referencing the “Guaranteed Growth and Income Benefit Rider” apply to Guaranteed Growth and Income Benefit I Riders purchased on or before March 15, 2013, Guaranteed Growth and Income Benefit II Riders purchased after March 15, 2013 and before September 1, 2018, Guaranteed Growth and Income Benefit III Riders purchased on or after September 1, 2018 and before September 1, 2019, Guaranteed Growth and Income Benefit IV Riders purchased on or after September 1, 2019 and before April 9, 2020, Guaranteed Growth and Income Benefit V Riders purchased on or after May 1, 2020 and before November 2, 2020, Guaranteed Growth and Income Benefit VI Riders purchased on or after November 2, 2020 and before June 1, 2022, Guaranteed Growth and Income Benefit VII Riders purchased on or after June 1, 2022 and before May 1, 2024, and Guaranteed Growth and Income Benefit VIII Riders purchased on or after May 1, 2024, unless otherwise indicated.

Guaranteed Minimum Accumulation Benefit Amount: The guaranteed minimum amount which will be available as your Contract Value at the end of the Accumulation Benefit Period if you elect to add the Guaranteed Minimum Accumulation Benefit II Rider optional benefit to your Contract.
Guaranteed Minimum Accumulation Benefit Base: The amount used to determine the minimum value returned at the end of the Benefit Period under the Guaranteed Minimum Accumulation Benefit Rider.
Guaranteed Minimum Accumulation Benefit Rider: Optional benefit that may be added to your Contract if your Contract was issued before November 1, 2021, which provides for return of minimum value at the end of the Benefit Period.
Guaranteed Minimum Accumulation Benefit II Rider: Optional benefit that may be added to your Contract at issue if you purchase it after November 1, 2021, which provides for return of minimum value at the end of the Accumulation Benefit Period.
Inflation Factor: Calculated based on the Consumer Price Index for All Urban Consumers and used along with the average monthly Withdrawal Benefit Base to determine the Inflation Increase under the Inflation Protector Withdrawal Benefit Rider.
Inflation Increase: Calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year under the Inflation Protector Withdrawal Benefit Rider.
Inflation Protector Withdrawal Benefit Rider: Optional benefit that may be added to your Contract which provides for a guaranteed minimum withdrawal benefit. Terms referencing the “Inflation Protector Withdrawal Benefit Rider” apply to Inflation Protector Withdrawal Benefit I Riders purchased before September 1, 2019, Inflation Protector Withdrawal Benefit II Riders purchased on or after September 1, 2019 and before April 9, 2020, Inflation Protector Withdrawal Benefit III Riders purchased on or after May 1, 2020 and before November 2, 2020, Inflation Protector Withdrawal Benefit IV Riders purchased on or after November 2, 2020 and before June 1, 2022, Inflation Protector Withdrawal Benefit V Riders purchased on or after June 1, 2022 and before May 1, 2024, and Inflation Protector Withdrawal Benefit VI Riders purchased on or after May 1, 2024, unless otherwise indicated.
Initial Purchase Payment: The sum of all deposits made into the Contract on the Contract Date.
Interest Period: The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.
Investment Options: Contract’s Investment Options that consist of the Variable Investment Options and the Fixed Account Options.
Joint Annuitant: The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits and features.
Joint Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider(s) will cover two Covered Lives, specified at Contract issue.
Lifetime Withdrawal: Withdrawals available under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).

Lifetime Withdrawal Guarantee: Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Lifetime Withdrawal Rate: The sum of the Age‑Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Living Benefit Guarantee: Provides Guaranteed Annual Withdrawal Amounts under either the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Maturity Age: The oldest age at which annuity payments may begin as specified in your Contract (generally Actual Age 95 or higher).
Monthly Anniversary: The same day of each month as the Contract Anniversary; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.
NYSE: New York Stock Exchange.
Non‑Qualified Contract: A non‑qualified annuity is not part of an employer provided retirement program and may be purchased by any individual or entity; contributions to non‑qualified annuities are made with after‑tax dollars.
Premature Withdrawal Charge: A charge deducted from any amount withdrawn early from a Fixed Interest Option.
Purchase Payment: Any deposit made into the Contract.
Purchase Payment Enhancement: An amount credited to the Contract Value when a Purchase Payment is made under the Smart Foundation Plus Base Contract Option. The amount credited is considered earnings in the Contract.
Qualified Contract: A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan, such as a defined benefit pension plan, or an individual retirement arrangement, such as an Individual Retirement Annuity (IRA). Penn Mutual does not issue contracts through 401(k) or similar defined contribution pension plans.
Reset Benefit: A benefit available under the Guaranteed Minimum Accumulation Benefit II Rider, which allows a Contract Owner to reset the Accumulation Benefit Base as the current Contract Value as of any Contract Anniversary and start a new Accumulation Benefit Period.
Reset Benefit Date: Any Contract Anniversary on which a Reset Benefit has been elected under an effective Guaranteed Minimum Accumulation Benefit II Rider.
Rider: Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — available Riders may include the Enhanced Death Benefit, Guaranteed Growth and Income Benefit VIII, Inflation Protector Withdrawal Benefit VI, and Guaranteed Minimum Accumulation Benefit II.
Rider Charge: The applicable charge for an optional benefit Rider that you may purchase with your Contract.
Rider Effective Date: The date the Rider becomes effective.

Separate Account: The Penn Mutual Variable Annuity Account III, a segregated asset account of the Company. The Separate Account is divided into subaccounts, each of which invests exclusively in a specific Fund and is referred to sometimes as a Variable Investment Option.
Single Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract issue.
Spousal Step‑In: Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.
Standard Annual Reduction: The amount by which the Standard Withdrawal Benefit Balance is reduced each year for withdrawals up to and including the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Standard Death Benefit: The amount of the death benefit under the Contract, calculated as described under “What Are the Supplemental Riders and Benefits That Are Available?– Death Benefit.”
Standard Withdrawal Benefit Balance: Used to determine how long the benefit will last under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Standard Withdrawal Guarantee: Provides Guaranteed Annual Withdrawal Amounts for the earlier of the Standard Withdrawal Benefit Balance reducing to zero and the lifetime(s) of the Covered Life(ves) under the Standard Withdrawal Guarantee of the Inflation Protector Benefit Rider.
Standard Withdrawal Rate: The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.
Standard Withdrawal Rate Threshold: The amount added to the then applicable Lifetime Withdrawal Rate to determine which Standard Withdrawal Rates are available under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Step‑Up: An increase in the Withdrawal Benefit Base, the Enhanced Death Benefit Base, the Standard Withdrawal Benefit Balance, or the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.
Subsequent Purchase Payment: Any deposit made into the Contract after the Contract Date.
Surrender Charge: A fee imposed as a percentage of the amount of the Purchase Payments withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.
Surrender Charge Basis: The sum of all Purchase Payments not yet withdrawn.
Surrender Charge Period: The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.
Surrender Value: Contract Value less any charges and fees imposed upon surrender, and less any forfeited Purchase Payment Enhancements.
Valuation Period: The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the NYSE is open for trading.

Variable Account: The account under which amounts are held for the Contract Owner under all Variable Investment Options prior to the Annuity Date.
Variable Account Value: The sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.
Variable Investment Options: The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.
Withdrawal Benefit Base: The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.
Withdrawal Phase: The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Withdrawal Phase Inflation Increase Period – Lifetime Withdrawal Guarantee: The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Withdrawal Phase Inflation Increase Period – Standard Withdrawal Guarantee: The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
You, Your: The Contract Owner, who can make decisions regarding allocation of Purchase Payments, transfers, withdrawals, surrender, naming Beneficiary(ies), electing Riders, and other matters (all within the Contract limits).

OVERVIEW OF THE SMART FOUNDATION VARIABLE ANNUITY CONTRACT
The following provides an overview of the Smart Foundation Variable Annuity Contract’s primary features. Please read the full descriptions in the rest of this Prospectus, and your Contract, for more information regarding these features and other provisions of the Contract.

1.	Purpose of the Contract
The Contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the Annuity Payout Period. The benefits offered under the Contract may be a variable or fixed amount, if available, or a combination of both. The Contract also offers a death benefit payable to your designated Beneficiaries upon the death of the Contract Owner or Annuitant.
This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Variable Investment Options.

2.	Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase called the Accumulation Period, prior to the Annuity Date; and (2) a payout (income) phase called the Annuity Payout Period, after the Annuity Date.
Accumulation (Savings) Period
To help you accumulate assets during the Accumulation Period, you can invest your payments and earnings in different Investment Options as follows:

•
The Contract allows you to allocate your Contract Value among the different Variable Investment Options which each invest in a specified mutual fund (each, a “Fund”). Your Contract Value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A to this Prospectus lists the Funds currently available in the Contract and includes additional information about the Funds.

•
In addition to the Variable Investment Options, the Contract allows you to allocate your Contract Value to the Fixed Account Options. The Fixed Account Options are designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Fixed Account Options are described in Appendices A and B to this Prospectus.

•	You can change the Investment Options in which you invest throughout the life of the Contract.
Annuity (Income) Payout Period
You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (called annuity payments), at which time the Accumulation Period of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. If you annuitize, your investments will be converted to income payments and you may no longer be able to choose to make withdrawals from your Contract (depending on which Annuity option you select). All benefits (including death benefits and optional benefits) terminate upon Annuitization.

However, several optional benefit Riders offered under the Contract provide guaranteed payments during the accumulation phase that may last for life, and still allow you to make withdrawals and be eligible for a death benefit. Withdrawals that exceed specified limits under an optional benefit will reduce and could eliminate the income payments and other benefits of the optional benefit, including access to a death benefit.

3.	Contract Features
Base Contract Options
The Contract is available in three Base Contract Options that have different ongoing fees and Surrender Charges. Smart Foundation Prime and Smart Foundation Plus are currently offered to new investors. Smart Foundation Prime offers a 7‑year Surrender Charge Period and Separate Account expenses of 1.40% on an annual basis. Smart Foundation Plus offers a 9‑year Surrender Charge Period and Separate Account expenses of 1.60% on an annual basis. Smart Foundation Flex, which offers a 4‑year Surrender Charge Period and Separate Account expenses of 1.65%, is not currently offered to new investors.
If you elect the Smart Foundation Plus Base Contract Option, we will credit a Purchase Payment Enhancement to your Contract every time you make a Purchase Payment. Contract expenses are higher for the Smart Foundation Plus Base Contract Option, and higher than other annuity contracts we offer without a Purchase Payment Enhancement Feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses, relative to the other annuity contract options we offer. The Purchase Payment Enhancement is subject to forfeiture upon Contract cancellation, withdrawal, surrender and death. Please see “Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option)” in “What Is the Contract?” for more details.
Transfers
Within limitations, you may transfer Contract Value from one Variable Investment Option to another and between the Fixed Account Options. However, you may not transfer amounts held in the Fixed Interest Options to another Investment Option prior to the end of the Fixed Interest Option’s Interest Period, which could be up to 7 years. In addition, the Contract offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program. You can elect to have your account value automatically rebalanced at no additional charge. We offer rebalancing programs that you can use to automatically reallocate your account value among your Variable Investment Options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing program.
Contract Value
The Contract Value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Contract will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your Purchase Payments, interest credited to the Fixed Account Options, any partial withdrawals, and the charges we deduct.
Surrenders and Withdrawals
During the Accumulation Period you can surrender the Contract or withdraw part of the Contract Value. However, the Contract is generally not a liquid investment. If you withdraw early, you may forfeit any Purchase Payment Enhancements that were credited, a Surrender Charge, a Premature Withdrawal Charge, and federal and state taxes may apply and/or you may incur a tax penalty if you are younger than 59 1/2.
Withdrawals will also generally reduce your guaranteed benefits and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Free Look Period: “Right to Cancel”
You have the right to cancel your Contract within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Contract, simply deliver or mail the Contract to our office or to the financial professional who delivered the Contract to you.
Death Benefits
Your Contract includes a death benefit that will be paid upon the death of either the Contract Owner or the Annuitant. On the death of the Annuitant, the death benefit will be equal to the greater of Contract Value or Purchase Payments less adjusted withdrawals. On the death of the Contract Owner who is not the Annuitant, the death benefit will be equal to the Contract Value. You can also purchase an optional Enhanced Death Benefit Rider which offers a Death Benefit Enhancement to your Contract.
Optional Benefit Riders
In addition to the Enhanced Death Benefit Rider, you may purchase certain available optional benefits for an additional fee with Smart Foundation Prime Variable Annuity or Smart Foundation Plus Variable Annuity:

•	Guaranteed Growth and Income Benefit — provides for a guaranteed Lifetime Withdrawal period;

•	Inflation Protector Withdrawal Benefit — provides for living benefit withdrawals that are adjusted for Inflation Increases; and

•	Guaranteed Minimum Accumulation Benefit II — provides for a return of a minimum value at the end of the Accumulation Benefit Period.
Check with your financial professional to determine the optional benefits that may currently be available to you.
These optional benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the Contract. These guarantees are subject to certain conditions, as set forth elsewhere in this Prospectus.
Withdrawals that exceed specified limitations under certain Riders may result in a reduction or premature termination of those benefits or of those Riders. If you purchase an Inflation Protector Withdrawal Benefit Rider or Guaranteed Growth and Income Benefit Rider, you will be required to adhere to investment requirements under the Rider, which will limit your ability to invest in the Fixed Account and certain Variable Investment Options offered in your Contract.
Taxes
You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax‑deferred. You are taxed only: (1) when you make a surrender or withdrawal; (2) when you receive an income payment from the Contract; or (3) upon payment of a death benefit. That means Contract Owners enjoy tax‑deferred growth, which provides greater earnings potential as compared to a fully taxable investment.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE SMART FOUNDATION VARIABLE ANNUITY CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS

Are There Charges or Adjustments for Early Withdrawals?
Yes. Each series of the Contract provides for different Surrender Charge Periods and percentages.

Smart Foundation Prime — If you surrender your Contract or withdraw money from within 7 years following your last Purchase Payment, you will be assessed a Surrender Charge of up to 8% of Purchase Payments withdrawn.

Smart Foundation Flex — If you surrender your Contract or withdraw money from within 4 years following your last Purchase Payment, you will be assessed a Surrender Charge of up to 8% of Purchase Payments withdrawn.

Smart Foundation Plus — If you surrender your Contract or withdraw money from within 9 years following your last Purchase Payment, you will be assessed a Surrender Charge of up to 8% of Purchase Payments withdrawn. In addition, a Purchase Payment Enhancement may be forfeited upon withdrawal or surrender.

For example, if you make a withdrawal in the first year from any of the types of Smart Foundation Contracts, you could pay a Surrender Charge of up to $8,000 on a $100,000 investment.

In addition, if you take a withdrawal from a Fixed Interest Option that has an Interest Period of more than one year, then the Company may impose a Premature Withdrawal Charge on the amount withdrawn of up to 1⁄4 of the Fixed Interest Option’s interest rate, in addition to Surrender Charges. If you make a withdrawal in the first year from the Fixed Interest Option, you could pay total withdrawal charges of up to $10,000 on a $100,000 investment.

For more detailed information, see “Surrender Charge” and “Premature Withdrawal Charge” under “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Are There Transaction Charges?
Yes. In addition to Surrender and Premature Withdrawal Charges, you may also be charged for other transactions, such as transfers between Investment Options. The transfer fee is currently $0. The transfer fee would not exceed $20.

For more detailed information, see “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Contract?”

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract [1] (varies by Contract series)	1.40%	1.65%
Fund fees and expenses [2]	0.34%	1.40%
Optional benefits available for an additional charge (for a single optional benefit, if elected) [3]	0.35%	2.05%

[1]  Expressed as an annual percent of Contract Value.
[2]  Expressed as an annual percentage of daily net assets in the Fund. This range is for the year ended December 31, 2025, and could change from year to year.
[3]  Expressed as an annual percentage of the applicable benefit base or Variable Account Value, depending on the optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the Contract, which could add Surrender and Premature Withdrawal Charges that substantially increase costs.

Lowest Annual Cost: $1,768	Highest Annual Cost: $6,480

Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Least expensive combination of Contract series and Fund fees and expenses

•
No optional benefits

•
No sales charges

•
No additional Purchase Payments or Purchase Payment Enhancements, transfers or withdrawals

Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Most expensive combination of Contract series, optional benefits and Fund fees and expenses

•
No sales charges

•
No additional Purchase Payments or Purchase Payment Enhancements, transfers or withdrawals

RISKS
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of your Purchase Payments (principal).

For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

Is this a Short-Term Investment?
No. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Surrender Charge and Premature Withdrawal Charge may apply in certain circumstances and any withdrawals may also be subject to forfeiture of Purchase Payment Enhancements, potentially significant reduction in the Standard Death Benefit, potentially significant reduction in or loss of optional benefits, and/or federal and state income taxes and tax penalties.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

What Are the Risks Associated with the Investment Options?
•
An investment in the Contract is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•
Each Investment Option (the Variable Investment Options and the Fixed Account Options) has its own unique risks. You should review these Investment Options before making an investment decision. The performance of the Funds will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•
A discussion of the risks of allocating your investment to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract;” “Appendix A – Investment Options Available Under the Contract;” “Appendix B – Fixed Account Options.”

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company, including:

•
Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits), are subject to the claims-paying ability and financial strength of the Company.

•
There are risks relating to the Company’s administration of the Contract, including, among others, cybersecurity and infectious disease outbreak risks.

•
If the Company experiences financial distress, it may not be able to meet its obligations to you.

•
More information about the Company, including its financial strength ratings, is available upon request from the Company at 1‑800‑523‑0650.

For more detailed information, see “The Penn Mutual Life Insurance Company;” “Financial Statements;” “Insurance Company Risks” under “Summary of Principal Risks of Investing in the Contract;” “Other Information.”

RESTRICTIONS

Are There Restrictions on the Investment Options?
Yes.

•
You can allocate your Purchase Payments to the Variable Investment Options (that invest in the Funds) or the Fixed Account Options.

•
The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option.

•
The Company reserves the right to remove or substitute any of the Funds as Investment Options that are available under the Contract.

•
In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Contract Owners.

•
We will also reject or reverse a transfer request if for any reason any of the Funds do not accept the purchase of its shares.

•
Amounts held in the Fixed Interest Options may not be transferred to another Investment Option prior to the end of the Fixed Interest Option’s Interest Period, which could be up to 7 years. In addition, amounts withdrawn from a Fixed Interest Option with an Interest Period of longer than one year will be subject to a Premature Withdrawal Charge.

•
Purchase Payment Enhancements may be forfeited upon Contract cancellation, withdrawal, surrender, and death.

For more detailed information, see “How Do I Change the Contract’s Investment Allocations?;” “Appendix B – Fixed Account Options;” and “Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option).”

Are There any Restrictions on Contract Benefits?
Yes. The Contract offers a selection of optional benefits.

•
Optional benefits may limit or restrict the Investment Options that you may select under the Contract. We may change these restrictions in the future.

•
Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.

•
We may modify or stop offering an optional benefit at any time, and the availability of such benefits may vary by state.

For more detailed information, see “What Are the Supplemental Riders and Benefits That Are Available?”

TAXES
What Are the Contract’s Tax Implications?
•
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•
If you purchase the Contract through a tax‑qualified plan or individual retirement account (“IRA”), you do not get any additional tax benefit.

•
Withdrawals from your Contract are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59 1/2.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract – Taxes and Tax Risks;” “How Is the Contract Treated Under Federal Income Tax Law?”

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your financial professional may receive compensation for selling this Contract to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Contract with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these financial professionals may have a financial incentive to recommend this Contract over another annuity contract or investment.

For more detailed information, see “Distribution Arrangements.”

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

For more detailed information, see “How Do I Purchase the Contract? – Tax Free ‘Section 1035’ Insurance Contract Exchanges.”

TABLE OF FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted1.
Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	None
Maximum Surrender Charges (as a percentage of Purchase Payment surrendered)	8.00%[2]
Premature Withdrawal Charge (as a percentage of Fixed Interest Option withdrawal)	1/4 x Fixed Interest Option Rate[3]
Maximum Transfer Fee	$20[4]

[1]	As of the date of this Prospectus state premium taxes generally range from 0.00% to 4.265%.
[2]
Surrender Charges are expressed as a percentage of the amount of the Purchase Payment surrendered and may vary by state. The percentage charge we use is determined by the number of years since receipt of the Purchase Payment to which the charge relates if you make a withdrawal or surrender your Contract to receive its cash value.

	Base Contract Option
Number of full years since Purchase Payment	Smart Foundation Prime	Smart Foundation Flex	Smart Foundation Plus

0	8.0%	8.0%	8.0%

1	7.0%	7.0%	8.0%

2	6.0%	6.0%	8.0%

3	5.0%	5.0%	7.0%

4	4.0%	0.0%	6.0%

5	3.0%	0.0%	5.0%

6	1.5%	0.0%	4.0%

7	0.0%	0.0%	3.0%

8	0.0%	0.0%	2.0%

9	0.0%	0.0%	0.0%

[3]	Applies to amounts withdrawn during the Interest Period from Fixed Interest Options with Interest Periods greater than one year.
[4]
The transfer fee currently is $0. The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below. The charges shown below represent the maximum fees for each of the optional benefits. The current charges are shown in the accompanying footnotes.
Annual Contract Expenses

Administrative Expenses	$40[1]

	Base Contract Option
	Smart Foundation Prime	Smart Foundation Flex	Smart Foundation Plus
Base Contract Expenses (as a percentage of Variable Account Value[2]	1.40%	1.65%	1.60%

Optional Benefit Expenses (as a percentage of benefit base or Variable Account Value as applicable)[3]:

Guaranteed Growth and Income Benefit	2.00%[4]
Inflation Protector Withdrawal Benefit	2.50%[5]
Enhanced Death Benefit	0.75%[6]
Guaranteed Minimum Accumulation Benefit	1.00%[7]
Guaranteed Minimum Accumulation Benefit II	1.50%[8]

[1]	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is $50,000 or more.
[2]	Amount shown does not include any optional benefit Riders.
[3]	Optional benefits may not be added to a Smart Foundation Flex Variable Annuity Contract purchased on or after May 27, 2016. Optional benefit expenses may vary by state.
[4]
The annual charge for the current Guaranteed Growth and Income Benefit VIII Rider (for Riders purchased on or after May 1, 2024) is 1.65% for a Single Life Guarantee and 1.80% for a Joint Life Guarantee. The annual charge for the Guaranteed Growth and Income Benefit VI and VII Rider for Contracts purchased on or after November 2, 2020 and prior to May 1, 2024, is 1.25% for a Single Life Guarantee and 1.40% for a Joint Life Guarantee. The annual charge for the Guaranteed Growth and Income Benefit II, III, IV, and V Rider for Contracts purchased after March 15, 2013 and prior to November 2, 2020, is 1.10% for a Single Life Guarantee and 1.25% for a Joint Life Guarantee. The annual charge for the Guaranteed Growth and Income Benefit I Rider for Contracts purchased on or prior to March 15, 2013, is 1.05% for a Single Life Guarantee and 1.25% for a Joint Life Guarantee. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis. Please see “Appendix D: State Variations” for details on state variations.

[5]
The annual charge for the current Inflation Protector Withdrawal Benefit VI Rider (for Riders purchased on or after May 1 2024) is 1.80% for a Single Life Guarantee and 2.05% for a Joint Life Guarantee. The annual charge for the Inflation Protector Withdrawal Benefit IV and V Rider for Contracts purchased on or after November 2, 2020 and prior to May 1, 2024, is 1.40% for a Single Life Guarantee and 1.65% for a Joint Life Guarantee. The annual charge for the Inflation Protector Withdrawal Benefit I, II, and III Rider for Contracts purchased prior to November 2, 2020, is 1.25% for a Single Life Guarantee and 1.50% for a Joint Life Guarantee. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis. Please see “Appendix D: State Variations” for details on state variations.

[6]
The current annual charge for the Enhanced Death Benefit Rider is 0.35% if purchased stand-alone or 0.20% if purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. The charge is expressed as an annual percentage; it will be assessed on the Enhanced Death Benefit Base and will be deducted from the Contract Value on a quarterly basis.

[7]
The current annual charge for the Guaranteed Minimum Accumulation Benefit Rider is 0.60%. The charge will be assessed on the Variable Account Value and will be deducted from the Contract Value annually. The Rider is no longer available with new Contracts.

[8]
The current annual charge for the Guaranteed Minimum Accumulation Benefit II Rider is 0.90%. The charge is expressed as an annual percentage; it will be assessed on the Accumulation Benefit Base and will be deducted from the Contract Value on a quarterly basis.

Funds’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution (12b‑1) fees, and other expenses)	0.34%	1.40%

[1]
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2025. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents, and is based on the expenses of each Fund’s most recently completed fiscal year.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in Fixed Account Options.
The examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year. The maximum expenses examples assume the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The minimum expenses examples assume the least expensive annual Fund expenses and that no optional benefits are purchased. The example for Smart Foundation Plus Base Contract Option assumes that a 4.00% Purchase Payment Enhancement was applied to the Contract Value at the time of issue. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Maximum Expenses Examples
If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges1:

Base Contract Option	One Year	Three Years	Five Years	Ten Years
Smart Foundation Prime	$13,149	$23,412	$33,908	$61,995
Smart Foundation Flex	$13,374	$24,048	$31,600	$63,572
Smart Foundation Plus	$13,680	$26,697	$37,833	$65,790
If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges1:

Base Contract Option	One Year	Three Years	Five Years	Ten Years
Smart Foundation Prime	$6,035	$18,224	$30,563	$61,995
Smart Foundation Flex	$6,280	$18,903	$31,600	$63,572
Smart Foundation Plus	$6,480	$19,518	$32,649	$65,790

Minimum Expenses Examples
If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits2:

Base Contract Option	One Year	Three Years	Five Years	Ten Years
Smart Foundation Prime	$8,968	$10,880	$13,037	$20,517
Smart Foundation Flex	$9,220	$11,644	$10,726	$23,167
Smart Foundation Plus	$9,248	$13,535	$16,289	$23,548
If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any optional benefits2:

Base Contract Option	One Year	Three Years	Five Years	Ten Years
Smart Foundation Prime	$1,768	$5,480	$9,437	$20,517
Smart Foundation Flex	$2,020	$6,244	$10,726	$23,167
Smart Foundation Plus	$2,048	$6,335	$10,889	$23,548

1
Combining the Inflation Protector Withdrawal Benefit Rider with Enhanced Death Benefit Rider will result in the highest possible maximum Rider Charges of 3.25%. This Example also assumes maximum Fund expenses of 1.40%.

2	Assumes that no optional benefit Riders are purchased and minimum Fund expenses of 0.34%.
Certain ongoing fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Funds are not guaranteed and may increase or decrease over time.

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Many benefits of the Smart Foundation Variable Annuity Contract have a corresponding risk, and both benefits and risks should be considered before you purchase a Contract. More complete and detailed information about these features is provided later in this Prospectus and in the SAI.
Investment Risk
The value of your Contract, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Contract Value. If the Variable Investment Options you select for your Contract perform poorly you could lose money, including some or all of the Purchase Payments made. Each Variable Investment Option invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the Funds may be found in the prospectus for each of the Funds.
Each Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your investment allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the Fund carefully.
The value of your Contract may also be invested in Fixed Account Options. Purchase Payments and Contract Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options. There is a risk that other Investment Options will perform more favorably than the Fixed Account Options while your Contract Value remains there. There is also the risk that the Fixed Account Options will not be credited with an interest rate higher than the minimum guaranteed interest rate.
In addition, a variable annuity is designed to provide for the accumulation of retirement savings or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable annuities unsuitable as a short-term savings vehicle.

Liquidity Risk; Limitations on Access to Contract Value
The Contract is generally not a liquid investment. Depending on the Contract you select, Surrender Charges will apply for up to 9 years following your last Purchase Payment. The Contract is designed for long-term investment. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Contract Value through surrenders and partial withdrawals, including Surrender Charges, Premature Withdrawal Charges, possible tax consequences, adverse impacts on Contract benefits, and administrative requirements.
You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to income taxes, including a tax penalty if you are younger than age 59 1/2. You should also consider the impact that a withdrawal may have on the standard and optional benefits under your Contract. For example, under the Standard Death Benefit as well as certain optional benefit Riders, excess or early withdrawals may reduce the value of the guaranteed benefit by an amount greater than the amount withdrawn and could result in termination of the benefit.
Withdrawals and surrender may result in the forfeiture of Purchase Payment Enhancements.

Risks Relating to Purchase Payment Enhancements
If you elect the Smart Foundation Plus Base Contract Option, we will credit a Purchase Payment Enhancement to your Contract every time you make a Purchase Payment. Contract expenses are higher than the Smart Foundation Prime Contract, and higher than other annuity contracts we offer without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses, relative to other annuity contracts we offer. The Purchase Payment Enhancement may be forfeited upon Contract cancellation, withdrawal, surrender, and death.

Risk of an Increase in Fees and Expenses
Certain ongoing fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason.
In addition, the operating expenses of the Funds are not guaranteed and may increase (or decrease). Although some Funds may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks
The federal income tax law that applies to life insurance companies and to the Contract is complex and subject to change. The tax considerations discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. Changes in the law could adversely affect the current tax advantages of purchasing the Contract.
The information in this Prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We reserve the right to make changes in the Contract in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Contract. You may wish to consult counsel or other tax advisers for more complete information.

Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Contract Owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.
A Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks
Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).
Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, optional Rider benefits, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Optional Benefit Risks
There are a variety of optional benefits under the Contract that are designed for different financial goals and to protect against different financial risks. If you select an optional benefit, you may be subject to investment restrictions, which means you may not be permitted to invest in certain Investment Options or you may be permitted to invest in certain Investment Options only to a limited extent. Failing to satisfy applicable investment restrictions may result in the termination of your optional benefit. We impose investment restrictions to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under an optional benefit. In turn, your compliance with the investment restrictions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and the value of your guaranteed benefits. Optional benefits are designed to provide a minimum guarantee, and the likelihood of the Company paying this minimum may be reduced given the restrictions under the Rider, including those relating to investment restrictions.
There is a risk that you may not choose the benefit or benefits that are best suited for you based on your present or future needs and circumstances. If you take a withdrawal from your Contract, the withdrawal may significantly reduce the benefits under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the optional benefit. In addition, if you elect an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that a financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. You should consult with your financial professional to determine which optional benefits (if any) are appropriate for you.

Information Systems, Technology Disruption and Cybersecurity Risks
We rely heavily on interconnected computer systems and digital data to conduct Contract activity. As such, Contract activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man‑made disasters, hacking, criminal activity, pandemics, utility outages, geopolitical or military conflict and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks.
Cyberattacks may interfere with Contract transaction processing, or cause the release, modification, and/or destruction of Contract Owner or business information including the securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting Contracts that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.
We have established policies, standards, procedures, and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability, and privacy of Contract Owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to Contract Owner data including, but not limited to, antivirus and anti- malware software, periodic vulnerability assessments and penetration tests, and comprehensive business continuity planning. There can be no assurance that these policies, procedures, and controls will be effective or successful.

Contract Changes Risk
The Contract and its Investment Options are subject to change. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. If you select the Inflation Protector Withdrawal Benefit Rider or the Guaranteed Growth and Income Benefit Rider, you are subject to limitations on your Fixed Interest and Variable Investment Option allocations. In the future, we may change this restriction or add new ones relating to other Investment Options or riders. We reserve the right to restrict the frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. In addition, we reserve the right to reject any Purchase Payment at any time for any reason.

QUESTIONS AND ANSWERS
This part of the Prospectus provides answers to important questions about the Contract. The questions, and answers to the questions, are on the following pages.

What Is the Contract?
This Prospectus primarily describes Contracts issued on or after the date of this Prospectus. Contracts issued before the date of this Prospectus may have different features and charges.
Your Contract is an individual variable and fixed deferred annuity with flexible Purchase Payments, which provides for tax‑deferred accumulation of Purchase Payments, fixed Annuitization options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.
Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments, and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.
The Contract allows you to invest in:

•	the Variable Investment Options, through which you may invest in one or more of the available Funds; and

•	the Fixed Account Options. The Fixed Accounts are guaranteed and funded by Penn Mutual through its general account.
You decide, within Contract limits:

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Variable Investment Options and/or the Fixed Account Options into which your Purchase Payments are invested (subject to the limitations with the presence of an optional benefit);

•	whether or not to transfer money among the available Variable Investment Options and/ or the Fixed Interest Options (subject to limitations of the Contract and the presence of an optional benefit);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).
We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. We may, with any required approval of the SEC and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds for future Purchase Payments. We will notify you of any material Contract amendment and any mutual fund substitutions, liquidations, or mergers.

The Contract is available to individuals, business entities, and trusts. The Contract may be issued as an IRA on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group Contract.
Contract Changes
Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:
Annuity Date Change — Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date determined by state law.
Beneficiary Change — Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.
Ownership Change (Absolute Assignment) — Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change.
Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please, see the termination provisions section of the optional benefit that applies to you). Change of ownership can also have tax consequences and you should consult your tax adviser prior to requesting a change. In addition, change of ownership provisions may vary by state — please see “Appendix D: State Variations.”
The Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Contingent Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).
Base Contract Options
Smart Foundation Prime (Standard Base Contract Option) — Smart Foundation Prime is the standard option of your Base Contract. It offers a 7 year Surrender Charge Period (based on each Purchase Payment), and the lowest Base Contract expenses of the three options.
Smart Foundation Flex (Short Surrender Charge Period Base Contract Option; not available for Contracts purchased on or after June 12, 2017) — Smart Foundation Flex offers a four-year Surrender Charge Period (based on each Purchase Payment) and has increased Base Contract expenses.
Optional benefits were not available on Smart Foundation Flex Contracts purchased on or after May 27, 2016.

Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option) — Smart Foundation Plus offers a 9 year Surrender Charge Period (based on each Purchase Payment) and Purchase Payment Enhancements and has increased Base Contract expenses. With the Purchase Payment Enhancement feature, each time you make a Purchase Payment, Penn Mutual will credit your Contract Value with an additional Purchase Payment Enhancement amount. Contract expenses may be higher than other annuity contracts offered by Penn Mutual without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses for this option, relative to other annuity contracts we offer, especially if withdrawals are made in the early years of the Contract.
The Contract provides no specific charge for providing the Purchase Payment Enhancement. Penn Mutual pays the Purchase Payment Enhancement from its surplus which reflects revenues from multiple sources, including the administrative, mortality and expense risk, and deferred sales charges made under the Contract. The charges are expected to produce a profit or return to Penn Mutual’s surplus, in addition to covering the cost of issuing and administering the Contract.
Purchase Payment Enhancements — Smart Foundation Plus — When you make a Purchase Payment, we will determine your Purchase Payment Enhancement by multiplying the amount of the Purchase Payment by the applicable Purchase Payment Enhancement Rate set forth in the table below. The Purchase Payment Enhancement Rate is based on the Cumulative Net Purchase Payments, i.e., the cumulative total of Purchase Payments received (including the Purchase Payment being processed), less total withdrawals.
We will credit the Purchase Payment Enhancement to your Contract and allocate it to the Variable Investment Options and/or the Fixed Account Options, along with your Purchase Payments, in accordance with your direction. Any portion of the Purchase Payment Enhancement that is credited to the Contract Value is not considered a premium payment, but is considered part of earnings. The Purchase Payment Enhancement will be credited to the Contract Value on the date the associated Purchase Payment is made.
Withdrawals and charges will be processed after the Purchase Payment(s) and any applicable Purchase Payment Enhancement(s) are credited to your Contract Value.
Purchase Payment Enhancement Rate Table — Each Purchase Payment will receive the Purchase Payment Enhancement at a rate set forth in the table below. Purchase Payment Enhancements are not included in the determination of Cumulative Net Purchase Payments.
PURCHASE PAYMENT ENHANCEMENT RATE TABLE — For Smart Foundation Plus Only

Cumulative Net Purchase Payments (Cumulative Total of Purchase Payments Less Withdrawals)	Purchase Payment Enhancement Rate
< $150,000	4.0%
>= $150,000 but < $1,000,000	5.0%
>=$1,000,000	6.0%
Qualifying For a Higher Purchase Payment Enhancement
Rate First Contract Year
If you make additional Purchase Payments during the first Contract Year, your Cumulative Purchase Payments may reach the threshold to receive a higher Purchase Payment Enhancement rate. If so, we will determine if any additional Purchase Payment Enhancements will be credited for the prior Purchase Payments you have made by taking the difference between:

1.	the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment; and

2.	the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.
If the result exceeds zero, the excess will be credited to the Contract as a Purchase Payment Enhancement at the same time the additional Purchase Payment is credited.
Please see “Smart Foundation Plus: Qualifying for Higher Enhancement Rate in the First Contract Year” in “Appendix C: Numerical Examples” for details.
If an additional Purchase Payment is received within the first Contract Year and does not cause the Cumulative Purchase Payments to cross a Purchase Payment Enhancement tier threshold, then the Purchase Payment Enhancement to be applied with that current Purchase Payment will be the product of the payment amount and the applicable Purchase Payment Enhancement rate for the appropriate threshold set forth in the table above.
If withdrawals are made in the first Contract Year, and thus any prior Purchase Payment Enhancements are forfeited (please see “Forfeiture of Purchase Payment Enhancements” below), then no additional Enhancement for prior Purchase Payments will apply if an additional Purchase Payment made in the first Contract Year causes Cumulative Net Purchase Payments to reach a new threshold.
Second and Subsequent Contract Years
If, as a result of additional Purchase Payments in second and subsequent Contract Years, the Cumulative Net Purchase Payments amount reaches a new threshold, we will credit a Purchase Payment Enhancement at the higher Purchase Payment Enhancement Rate associated with the new threshold.
However, we will not adjust the Enhancements already credited with previous Purchase Payments.
Forfeiture of Purchase Payment Enhancements
You will not always get to keep the Purchase Payment Enhancements credited to your Contract. You will forfeit some or all of the Purchase Payment Enhancements under certain circumstances:

•	If you cancel your Contract during the “Right to Review” period described in your Contract, the dollar amount of the Purchase Payment Enhancement will be forfeited from the Contract Value.

•
If you take a withdrawal from your Contract where a Surrender Charge is applied or surrender your Contract during the Surrender Charge Period, any Purchase Payment Enhancement credited to your Contract within 12 months of the withdrawal or surrender will be forfeited (your Contract Value will be reduced by the amount of the Purchase Payment Enhancement forfeited). No Purchase Payment Enhancement will be forfeited when you take the Free Withdrawal Amount. See “Surrender-Charge Free Withdrawals.” No Purchase Payment Enhancement will be forfeited after the end of the Surrender Charge Period for the associated Purchase Payment.

•
Any Purchase Payment Enhancement credited to the Contract Value within the 12‑month period preceding the date our Administrative Office receives proof of death will be forfeited from the Contract Value used to determine the death benefit (if the Standard Death Benefit amount is payable, it will be equal to the greater of the Contract Value reduced by the amount of any Purchase Payment Enhancements forfeited, and the cumulative Purchase Payments less adjusted withdrawals; if the Contract Value is payable as a death benefit, it will be reduced by the amount of any Purchase Payment Enhancements forfeited).

Purchase Payment Enhancements are not subject to forfeiture upon Annuitization of your Contract. Provisions of this section vary in Connecticut — please see “Appendix D: State Variations” for details.
Advantages and Disadvantages of Purchase Payment Enhancements
Penn Mutual issues a variety of individual variable and fixed annuity contracts designed to meet different retirement planning and investment goals. We issue contracts with no Purchase Payment Enhancement, lower Base Contract expenses, lower Surrender Charges and/or shorter Surrender Charge Periods. You should consider various factors when determining which annuity contract is appropriate for you, including the following:

•	The length of time that you plan to continue to keep the Contract in force.

•	The frequency, amount and timing of withdrawals you plan to make.

•
The amount and timing of Purchase Payments you plan to make (Smart Foundation Plus Base Contract Option requires higher minimum Purchase Payments compared to other options and has a longer Surrender Charge Period).

•	Whether you might experience an event that results in the loss of some or all of the Purchase Payment Enhancements (see “Forfeiture of Purchase Payment Enhancements” above).
The Purchase Payment Enhancement feature may be disadvantageous to you if you do not want to pay higher expenses or have a longer Surrender Charge Period in return for this feature. The Purchase Payment Enhancement feature would be disadvantageous to a purchaser who takes a withdrawal, subject to a Surrender Charge, within 12 months of making a Purchase Payment. If a withdrawal is taken during the first Contract Year, the Surrender Charge would be higher than in other contracts we offer, and any Purchase Payment Enhancement will be forfeited. Also, in a declining market, the purchaser would bear the loss on the Purchase Payment Enhancement.
Purchase Payment Enhancements and the Surrender Charge
Purchase Payment Enhancements are treated as earnings under the Contract for purposes of the Surrender Charge. Earnings are not subject to Surrender Charges.
Accumulation / Annuity Payout Period
Your Contract has an Accumulation Period, during which you make one or more Purchase Payments, and we invest your payments as you direct us and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see “What Is Annuitization and How Do I Annuitize the Contract?” below for more information.
Contract Termination
The Contract will terminate when one or more of the following events occur, unless otherwise specified in any endorsement or Rider attached to the Contract:

•	the death benefit is paid;

•	the annuity payments end;

•	there is a full surrender of the Contract or if a withdrawal is made that falls under the conditions of “Withdrawals Treated as Surrenders” provision of the Contract.

In addition, the Company reserves the right to terminate the Contract and any applicable death benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see “Withdrawals Treated as Surrenders” paragraph under “How Can I Withdraw Money From the Contract?” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

How Do I Purchase the Contract?
Your financial professional will assist you in completing an application and sending it with a check for your first Purchase Payment, to our Administrative Office.
We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application.
All Subsequent Purchase Payments should be sent to the address specified in “How Do I Communicate with Penn Mutual?”
We reserve the right to limit, suspend, or reject any additional Purchase Payment at any time, but would do so only on a non‑discriminatory basis.
Purchase Payment Requirements
Minimum Purchase Payment
The Contract will not be issued until Penn Mutual has received the minimum payment required to open the Contract. The table below summarizes the minimum initial and Subsequent Purchase Payment requirements by Base Contract Option and Market Type.

Market Type	Payment Type	Base Contract Option
		Smart Foundation Prime		Smart Foundation Flex[1]	Smart Foundation Plus
Non‑Qualified / Traditional Stretch IRA / Roth Stretch IRA	Minimum Initial Purchase Payment	$2,000		$10,000	$25,000
	Minimum, Subsequent Purchase Payment	$1,000		$1,000	$5,000
Traditional IRA / Roth IRA / SEP IRA / Simple IRA / ERISA Defined Benefit Plan[2]	Minimum Initial Purchase Payment	$1,000	[3]	$10,000	$25,000
	Minimum Subsequent Purchase Payment	$250	[4]	$1,000	$1,000

1	Smart Foundation Flex Base Contract Option is not available for Contracts purchased on or after June 12, 2017.
2	ERISA Defined Benefit Plans must be approved by the Advanced Sales Department prior to opening.
3
For approved qualified employer-sponsored plans (SEP IRA, Simple IRA, or ERISA Defined Benefit Plan) funding the annuity through payroll deduction or on‑going employer contributions, Initial Purchase Payment requirement must be satisfied by Purchase Payments made in the first Contract Year. The Contract will be terminated if the Minimum Initial Purchase Payment is not satisfied within 12 months of the issue date of your Contract, and all Purchase Payments made to date (adjusted for withdrawals) will be returned to you. The amount of Net Purchase Payments to be refunded will not be adjusted for market gains or losses incurred during this period.

4
If SEP IRA, Simple IRA or ERISA Defined Benefit Plan market types are elected at issue, the minimum Subsequent Purchase Payment is $250 annually, and $25 per payment minimum under the automatic investment program.

Maximum Purchase Payment
Regardless of the Base Contract Option you choose, we will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all variable annuity contracts issued by the Company for the same Contract Owner (if natural person) or Annuitant. Maximum Purchase Payment amount varies in Florida — please see “Appendix D: State Variations” for details.
We reserve the right to change the amount of cumulative Purchase Payments we will accept. In addition, we reserve the right to reject any Purchase Payments for any reason. Our ability to reject any Purchase Payments for any reason varies in Florida, New York and California — please see “Appendix D: State Variations” for details.
Allocation of Initial and Subsequent Purchase Payments
Your Initial and Subsequent Purchase Payments will be allocated to the Variable Investment Options and to the Fixed Account Options as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations. Allocation of payments may be subject to limitations if any optional benefits are present. In addition, we reserve the right to reject any Purchase Payment at any time for any reason.
Owner/Annuitant Requirements
You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract Specifications Page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

•	No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

•
If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

•	If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

•
If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

•
If you are not the Annuitant, you can designate yourself as Contingent Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

•	If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner/Annuitant requirements may apply.
Issue Age Requirements
Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).

Annuitant(s) must also meet the issue age requirements of the Contract.
If you have not elected any available optional benefits under your Contract, the issue age requirements are as follows:

Base Contract Option	Smart Foundation Prime	Smart Foundation Flex[1]	Smart Foundation Plus
Acceptable Issue Ages	0 - 85	0 - 85	0 - 85

* Smart Foundation Flex Base Contract Option is not available for Contracts purchased on or after June 12, 2017.
If you wish to elect any available optional benefit, the issue age requirements may be different from the above table. Please see “Issue Age Requirements” subsection of the appropriate optional benefit section that applies to you. With the presence of an optional benefit, you will be subject to the strictest age requirement of your Base Contract Option/optional benefit combination.
Tax Free “Section 1035” Insurance Contract Exchanges
Generally, you can exchange one annuity contract for another in a “tax‑free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Surrender Charge on your old contract. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes as a result of the exchange. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.
The Surrender Value of your existing contract may be impacted by increases or decreases in contract values that result from market fluctuations during the period between submission of the exchange request and actual processing. The Surrender Value may be calculated (by the existing contract issuer) sometime after we receive your exchange request in good order. In addition, as we will not issue the new contract until we have received an initial premium from your existing insurance company, the issuance of the contract in an exchange could be delayed.
The Variable Account Value
Your assets in the Separate Account are held as Accumulation Units of the Variable Investment Options that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.
Accumulation Units — Valuation
We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET).
When you invest in, withdraw from, or transfer money to a Variable Investment Option, you receive the Accumulation Unit value next computed after we receive your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal, and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit varies and is determined by multiplying its last computed value by the net investment factor for the Variable Investment Option for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Variable Investment Option, (2) any taxes on income or gains from investments held in the Variable Investment Option, and (3) the Base Contract expenses assessed against the Variable Investment Option. Therefore, the investment performance of the Funds, expenses and deduction of certain charges will affect the Accumulation Unit value and the number of Accumulation Units.
The Fixed Account Value
The Fixed Account Value is determined by the total amount of Purchase Payments allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the Minimum Guaranteed Interest Rate as described in Appendix B and specified in your Contract.
Contract Value
Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options. Fixed Account Value is the value of amounts held in all Fixed Account Options (Fixed Interest Options and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract.

How Do I Change the Contract’s Investment Allocations?
Transfer Among Variable Investment Options and Fixed Interest Options
You may transfer your Contract Value among Variable Investment Options and the Fixed Interest Options of the Fixed Account.

•
The minimum amount that may be transferred is $250 or, if less, the total amount held in the Variable Investment Option or Fixed Interest Option. In the case of partial transfers, the amount remaining in the Variable Investment Option or Fixed Interest Option must be at least $250.

•	You may transfer from the Fixed Interest Option(s) to other Investment Options only at the completion of the Interest Period or within 25 days thereafter.

•
You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Variable Investment Option as described under “Dollar Cost Averaging Program” below.

•
We reserve the right to restrict the frequency of transfers you may make to no more than two transfers in a calendar month and no more than 12 transfers in a calendar year. Any transfer restriction we impose would not count transfers pursuant to Dollar Cost Averaging or the Automatic Asset Rebalancing programs towards this limit.

•	You may not transfer from a Variable Investment Option to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to Investment Option limitations if your Contract includes any optional benefits.
Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.
The Contract may be subject to investment allocation restrictions if your Contract includes any optional benefits, which limit your right to request transfers among Variable Investment Options and the Fixed Interest Options. Please refer to the appropriate optional benefit section for details.
General Information on Market Timing
The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among Investment Options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.
Frequent Trading Risks. Frequent transfers (exchanges) among Variable Investment Options and market timing by Contract Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.
The Funds available in the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from Contract Owners of individual policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain Contract Owner transaction information to enable the Funds to review the individual Contract Owner transaction activity involving the Funds.
Frequent Trading Policies and Procedures. We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or market timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. In particular, we monitor (i) purchases or exchanges into an underlying fund for 30 days after a redemption or exchange from the same fund or (ii) frequent exchanges or reallocations during 90-day or 12-month rolling periods that appear designed to circumvent excessive trading and market timing restrictions and limitations. If trading activity is determined to be inappropriate or excessive in nature, communication is sent to the Contract Owner. Continued inappropriate or excessive trading may result in placement on a watchlist. We may also suspend certain account privileges, such as the ability to trade online, for a certain period of time and require subsequent requests to be mailed.

If requested by the investment adviser and/or sub‑adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any Purchase Payment or transfer request at any time for any reason.
Deferment of Payments and Transfers
Transfers and distributions of withdrawals from the Fixed Account and distribution of any portion of the Standard Death Benefit allocated to the Fixed Account will generally be made within seven days after receipt by the Company of all documents required to process such transfer or distribution. However, we may defer a distribution of surrenders and partial withdrawals from the Fixed Account for a period not exceeding six months. The Company will disclose to the Contract Owner the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date the Company receives the request.
Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, or a transfer of Contract Value if:

(a)	The NYSE is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The SEC by order so permits for the protection of investors.
Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the SEC.

What Are the Fees and Charges Under the Contract?
This section explains the fees and expenses you might incur. The “Table of Fees and Expenses” section of this Prospectus summarizes all charges and fees that may be imposed on your Contract. Please refer to those tables for a quick summary. You also pay expenses of the Funds that you select as Variable Investment Options. See the prospectuses of Penn Series Funds, Inc. for additional information on Fund expenses.
Transaction Expenses
Surrender Charge
If you wish to withdraw more than the Free Withdrawal Amount or decide to surrender your Contract during the Surrender Charge Period, you may be assessed a Surrender Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Surrender Charge are paid from the surplus of the Company, which may include proceeds from Base Contract charges.
The Surrender Charge varies by the Base Contract Option and declines gradually over a period of several years. Surrender Charges will be applied to withdrawals (including Lifetime Withdrawals guaranteed under the Guaranteed Growth and Income Benefit Rider and living benefit withdrawals guaranteed under the Inflation Protector Withdrawal Benefit Rider), which are not “Surrender-Charge Free Withdrawals.” You can request the Surrender Charge be taken from the amount withdrawn or the remaining Contract Value. If the charge is taken from the remaining Contract Value, it will be taken pro‑ rata from the Variable Investment Options, and then any remaining amount will be taken from the Fixed Accounts beginning with the one having the shortest Interest Period.

Each Purchase Payment is tracked separately, and the amount of the Surrender Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Surrender Charge Basis.” The Surrender Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount.
Earnings accumulated during the life of the Contract will not be subject to a Surrender Charge. Purchase Payment Enhancements are considered earnings and will not be subject to the Surrender Charge. For purposes of calculating the Surrender Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.
The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Surrender Charge Basis first. It will thus receive the Surrender Charge associated with the Purchase Payment from which it is being withdrawn. This is called a first‑in, first‑out basis. There will be no Surrender Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.
Please see “Surrender Charges” in “Appendix C: Numerical Examples.”
When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Surrender Charge. Once the amount subject to charges is determined, we will follow the first‑in, first‑out principle (described above) to assess the charges. The Surrender Charges are expressed as a percentage of each Purchase Payment withdrawn and vary by the age of the Purchase Payment and the Base Contract Option as follows:
Schedule of Surrender Charges

Number of full years since Purchase Payment	Applicable Surrender Charge
	Smart Foundation Prime Base Contract Option	Smart Foundation Flex Base Contract Option	Smart Foundation Plus Base Contract Option
0	8.0%	8.0%	8.0%
1	7.0%	7.0%	8.0%
2	6.0%	6.0%	8.0%
3	5.0%	5.0%	7.0%
4	4.0%	0.0%	6.0%
5	3.0%	0.0%	5.0%
6	1.5%	0.0%	4.0%
7	0.0%	0.0%	3.0%
8	0.0%	0.0%	2.0%
9	0.0%	0.0%	0.0%
Surrender Charges may vary by state. Please see “Appendix D: State Variations.”
Surrender-Charge Free Withdrawals
The following withdrawals may be taken free of the Surrender Charge:

•	Free Withdrawal Amount;

•	Purchase Payments out of the Surrender Charge Period; and

•	Earnings, after all Purchase Payments have been withdrawn or are out of Surrender Charge Period.
Please note that Surrender-Charge free withdrawals may be subject to the Premature Withdrawal Charge, and any Purchase Payment Enhancements credited to the Contract may be forfeited as a result of the withdrawal.

Free Withdrawal Amount
You can access up to a maximum of 10% of your total Purchase Payments each Contract Year (starting in the first or second Contract Year as noted below) during the Surrender Charge Period, without incurring Surrender Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply). The Free Withdrawal Amount first becomes available depending on the Base Contract Option, as described in the table below.

Base Contract Option	Free Withdrawal Amount available each Contract Year
Smart Foundation Prime	10% of total Purchase Payments*, starting in the first Contract Year**
Smart Foundation Flex	10% of total Purchase Payments*, starting in the first Contract Year**
Smart Foundation Plus	10% of total Purchase Payments*, starting in the second Contract Year***

*
The amount available for free withdrawal at any point during a Contract Year is 10% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first‑in, first‑out basis as described under “What Are the Fees and Charges Under the Contract? — Surrender Charge.”

**
You can take your Free Withdrawal Amount via partial withdrawal or systematic withdrawal. If you have a Smart Foundation Prime or a Smart Foundation Flex Base Contract Option, partial withdrawal of the entire Free Withdrawal Amount is available on the last day of the first Contract Year and any time during subsequent Contract Years. Systematic withdrawals are available before the end of the first Contract Year, but you must wait one modal period for systematic withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the systematic withdrawal option, you must wait one month (at least 30 days) from the Contract Date; if you request them quarterly, you must wait three months to receive them.

***
You can take your Free Withdrawal Amount via partial withdrawal or systematic withdrawal. If you have a Smart Foundation Plus Base Contract Option, partial withdrawal of the entire Free Withdrawal Amount is available starting in the second Contract Year. Surrender Charges will apply and Purchase Payment Enhancements will be forfeited if any withdrawal is taken in the first Contract Year. If you are obligated to take a Required Minimum Distribution (“RMD”) in the first Contract Year, one Surrender-Charge free withdrawal will be permitted on the last day of the first Contract Year to satisfy the requirement. This is only permissible for RMD calculations specific to this Contract, provided at each calendar year end after Contract issue, if applicable. Systematic withdrawals are available starting in the second Contract Year, and you must wait one modal period for systematic withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the systematic withdrawal option, you must wait one month (at least 30 days) from the Contract Anniversary on which your Free Withdrawal Amount becomes available; if you request them quarterly, you must wait three months to receive them.

The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (systematic or partial) will reduce the Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.
RMDs receive special treatment under the Surrender Charge provisions. See “Required Minimum Distributions” below for details.
Withdrawals under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider will count towards the annual Free Withdrawal Amount. If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. Withdrawals that exceed the Guaranteed Annual Withdrawal Amount allowed by the Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider (the “Excess Withdrawal”) will significantly reduce future payments under the Riders. Carefully consider this before taking any withdrawals if you have purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider.
Partial and Systematic Withdrawals in the Same Contract Year
If you have set up and are receiving systematic withdrawals that are free of Surrender Charges, and then request a partial withdrawal during the same Contract Year, the partial withdrawal will be subject to Surrender Charges.

Purchase Payments out of the Surrender Charge Period
You may withdraw any Purchase Payment that is out of the Surrender Charge Period without incurring the Surrender Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first in first out basis). A Surrender Charge Period applies to each Purchase Payment separately and varies by the Base Contract Option:

Base Contract Option	Surrender Charge Period
Smart Foundation Prime	Seven years

Smart Foundation Flex	Four years

Smart Foundation Plus	Nine years
Waiver of Surrender Charges
Waiver of Surrender Charges is available for the following withdrawals:

•	Medically Related Withdrawal

•	Disability Related Withdrawal
Waiver of Surrender Charges under the Medically Related Withdrawal or Disability Related Withdrawal provision is available after the first Contract Year and before the Annuity Date. Waiver of Surrender Charges is not available if Actual Age at issue of the Contract Owner (or Annuitant for entity-owned Contracts) is age 75 or greater. The Premature Withdrawal Charge will not be waived for Medically or Disability Related Withdrawals.
The maximum amount for which the Surrender Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.
You must send us a written request to waive the Surrender Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical/disability condition. Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Surrender Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Surrender Charges.
Medically Related Withdrawal
You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(a)
The Contract Owner (or Annuitant for entity-owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non‑institutional setting (by a licensed physician in writing).

(b)
The Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force.

The medically related contingencies that must be met for waiver of Surrender Charges and availability of waiver varies by state — please see “Appendix D: State Variations.”
In the event of a qualifying medical condition, you must notify the Company of the intent to request a waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal injury or illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you within 10 working days of the request. If the claim forms are not furnished within 10 working days, it is considered that the claimant complied with the claim requirements if the claimant submits written proof of confinement or fatal injury/illness, certified by a licensed physician, that confirms the character and the extent of the occurrence for which claim is made. You must be living as of the date the Medically Related Withdrawal proceeds are paid.
Disability Related Withdrawal
You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(a)	The Contract Owner (or Annuitant for entity-owned Contracts) becomes totally disabled as defined in Section 72(m)(7) of the Code and as applied under the Social Security Act;

(b)	The disability began after the Contract Date; and

(c)	The disability has continued without interruption for four months.
The definition of disability and availability of waiver varies by state. Please see “Appendix D: State Variations.”
In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within 10 working days of the request. If the claim forms are not furnished within 10 working days, it is considered that the claimant complied with the claim requirements if the claimant submits written proof of disability, certified by a licensed physician, that confirms the character and the extent of the occurrence for which claim is made. You must be living as of the date the Disability Related Withdrawal proceeds are paid.
Required Minimum Distributions
There is no Surrender Charge imposed upon withdrawals taken to satisfy the Required Minimum Distributions (“RMD”) which are required by the Code under Qualified Contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to Required Minimum Distributions taken from your Penn Mutual Contract). If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, the Surrender Charge and the Premature Withdrawal Charge will apply as described in the Contract, and any Purchase Payment Enhancement(s) will be forfeited, if withdrawal is taken within 12 months of the Purchase Payment. RMDs first become available after the Contract has been in effect through at least one calendar year‑end. You can take RMDs as systematic withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.
If the Free Withdrawal Amount is not available to you in the first Contract Year (applies if you have the Smart Foundation Plus Base Contract Option), and you are obligated to take an RMD applicable to this Contract in the first Contract Year, only one Surrender Charge-free withdrawal will be permitted on the last day of the first Contract Year to satisfy the requirement.

RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to a Surrender Charge. However, during any given Contract Year, you are entitled to receive, free of Surrender Charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.
You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this Contract in order for the withdrawal to be Surrender-Charge free. Please see “RMD and Surrender Charges/Free Withdrawal” in “Appendix C: Numerical Examples” for more details.
Required Minimum Distributions and Premature Withdrawal Charge
The Premature Withdrawal Charge will not apply to RMDs if the Default Liquidity Order is followed. If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, the Premature Withdrawal Charge will apply as described in the Contract. Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this Contract in order for the withdrawal to be Premature-Withdrawal-Charge free.

•
Default Liquidity Order. The withdrawal will be taken from the Variable Investment Options first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.

Effect of Required Minimum Distributions on Optional Benefits
Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on RMD treatment under your optional benefit.
Premature Withdrawal Charge
A Premature Withdrawal Charge will be deducted from any amount that is withdrawn during the Interest Period from a Fixed Interest Option with an Interest Period longer than one year. The Premature Withdrawal Charge is imposed to compensate the Company for the early removal of amounts out of longer-term Fixed Interest Accounts, because the Company would be unable to earn an appropriate rate of income to support interest paid if the amounts deposited are held short-term. The Premature Withdrawal Charge will be determined by multiplying the Premature Withdrawal Rate by the amount withdrawn.
The Premature Withdrawal Rate equals one‑fourth of the most recent effective annual interest rate then applicable to the Fixed Interest Option from which the amount is withdrawn.
We will not impose the Premature Withdrawal Charge on withdrawals that occur during the 25- day period between when the Fixed Interest Option’s Interest Period has expired and a new Interest Period for that Fixed Interest Option has renewed.
The Premature Withdrawal Charge shall not apply to a payment on death or any Annuity Payments. This charge will not apply to Required Minimum Distributions if the Default Liquidity Order1 is followed. Also, you must indicate (at the time of request) that you are taking a withdrawal for the

[1]
Default Liquidity Order: the withdrawal should be taken from the Variable Account first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal should be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.

purpose of satisfying Required Minimum Distributions in order for the withdrawal to be Premature- Withdrawal-Charge free. The Free Withdrawal Amount is subject to the Premature Withdrawal Charge. In no event will the Premature Withdrawal Charge invade the Contract Owner’s principal investment in the applicable Fixed Interest Option.
Premature Withdrawal Charge provisions vary by state. Please see “Appendix D: State Variations” for details.
Maximum Withdrawal Charge
Under no circumstances will the sum of the Premature Withdrawal Charge and the Surrender Charge exceed 10% of the amount withdrawn.
Transfer Fee
For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.
Annual Contract Expenses
Annual Contract Administration Charge
We deduct from your Variable Account Value an “Annual Contract Administration Charge” that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $50,000 or more.2 The charge will not be deducted upon Annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro‑rata among the Variable Investment Options in which you invest. The Annual Contract Administration Charge is the same for all Base Contract Options and helps cover our administrative costs. Administrative costs relate to recordkeeping, processing of death benefit claims, and contract changes, reporting and overhead costs, processing applications, and establishing contract records.
Base Contract Expenses
We deduct from the net asset value of the Separate Account, a daily Contract expense charge to cover the costs of administering the Contract and the Separate Account and to pay for the mortality- related guarantees that we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that this charge will be insufficient to cover administration expenses over the life of the Contract. This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Contract Value in the Variable Investment Options. The following table summarizes the total daily Separate Account charges for each Base Contract Option. These charges will not be increased for the life of your Contract.

	Smart Foundation Prime	Smart Foundation Flex*	Smart Foundation Plus
Base Contract Option	1.40%	1.65%	1.60%

*	Smart Foundation Flex Base Contract Option is not available for Contracts purchased on or after June 12, 2017.

[2]
Value is determined after all withdrawals and Purchase Payments are processed, but before any charges are taken out, on the day of the deduction. If the Contract is surrendered, or the Variable Account Value is withdrawn in full, the Annual Contract Administration Charge will be part of the withdrawal transaction and Surrender Value calculation.

The Base Contract expenses will be computed and deducted daily from each Variable Investment Option in which the Contract Owner is invested.
Optional Benefit Expenses
You can purchase optional benefits (“Riders”) with your Contract for an additional Rider Charge. If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.
Depending on the type and/or combination of the Riders that you purchase, the Rider Charge will be expressed as an annual percentage of the Withdrawal Benefit Base (Guaranteed Growth and Income Benefit Rider and Inflation Protector Withdrawal Benefit Rider), the Enhanced Death Benefit Base (Enhanced Death Benefit Rider), the Accumulation Benefit Base (Guaranteed Minimum Accumulation Benefit II Rider) or Variable Account Value (Guaranteed Minimum Accumulation Benefit Rider), and will be deducted from the Contract Value each Contract Year Quarter (Guaranteed Growth and Income Benefit Rider, Inflation Protector Withdrawal Benefit Rider, Enhanced Death Benefit Rider, and Guaranteed Minimum Accumulation Benefit II Rider), or the day before Contract Anniversary (Guaranteed Minimum Accumulation Benefit Rider). The Withdrawal Benefit Base, the Enhanced Death Benefit Base or the Accumulation Benefit Base used in the calculation is the average monthly benefit base over the Contract Year Quarter. Variable Account Value used in the calculation is the average monthly Contract Value over the Contract Year.

•
For quarterly deduction, one fourth of the annual Rider Charge will be multiplied by the average monthly benefit base over the Contract Year Quarter and this amount will be deducted on the last day of the Contract Year Quarter.

•	For annual deduction, the annual Rider Charge will be multiplied by the average monthly Contract Value over the Contract Year and this amount will be deducted on the last day of the Contract Year.
The Rider Charge will be deducted by canceling Accumulation Units from the Variable Investment Options pro‑rata, based on the Fund allocation at the time of deduction.
Current and maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the maximum Rider Charge, and the increase to the charge may not be greater than the maximum Rider Charge Increase.
More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.
Current and Maximum Rider Charges
Guaranteed Growth and Income Benefit

Guarantee Type	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase

Single Life Guarantee	1.65	%*	2.00%	0.50%

Joint Life Guarantee	1.80	%**	2.00%	0.50%

Inflation Protector Withdrawal Benefit

Guarantee Type	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase

Single Life Guarantee	1.80	%**	2.50%	0.50%

Joint Life Guarantee	2.05	%***	2.50%	0.50%
Enhanced Death Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase

Single Life Guarantee	0.35%	0.75%	0.15%

Joint Life Guarantee****	0.35%	0.75%	0.15%
Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider ****

Charge Type	Current Rider Charge				Maximum Rider Charge	Maximum Rider Charge Increase
	Single Life Guarantee		Joint Life Guarantee
Guaranteed Growth and Income Rider Charge	1.65	%*	1.80	%**	2.00%	0.50%

Enhanced Death Benefit Charge	0.20%		0.20%		0.75%	0.15%
Inflation Protector Withdrawal and Enhanced Death Benefit Combination Rider ****

Charge Type	Current Rider Charge				Maximum Rider Charge	Maximum Rider Charge Increase
	Single Life Guarantee		Joint Life Guarantee
Inflation Protector Withdrawal Benefit Rider Charge	1.80	%**	2.05	%***	2.50%	0.50%

Enhanced Death Benefit Charge	0.20%		0.20%		0.75%	0.15%

*
1.05% for Contracts purchased on or prior to March 15, 2013, 1.10% for Contracts purchased after March 15, 2013 and prior to November 2, 2020, 1.25% for Contracts purchased on or after November 2, 2020 and prior to May 1, 2024, and 1.65% for Contracts purchased on or after May 1, 2024. The Rider Charge for Contracts purchased in New York on or prior to March 15, 2013 was 1.05%.

**
1.25% for Contracts purchased prior to November 2, 2020, 1.40% for Contracts purchased on or after November 2, 2020 and prior to May 1, 2024, and 1.80% for Contracts purchased on or after May 1, 2024. The Rider Charge for Contracts purchased in New York before September 1, 2019 was 1.05%.

***
1.50% for Contracts purchased prior to November 2, 2020, 1.65% for Contracts purchased on or after November 2, 2020 and prior to May 1, 2024, and 2.05% for Contracts purchased on or after May 1, 2024. The Rider Charge for Contracts purchased in New York before September 1, 2019 was 1.30%

****	Rider Charges, applied separately to each Benefit Base, may be increased independently.
Guaranteed Minimum Accumulation Benefit

Current Rider Charge	Maximum Rider Charge
0.60%	1.00%

Guaranteed Minimum Accumulation Benefit II

Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
0.90%	1.50%	0.30%
Effective September 1, 2019, the Smart Foundation Variable Annuities are no longer offered to new business clients in New York.
Description of Fund Charges
The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the Funds are not fixed or specified under the terms of your Contract, and those expenses may vary from year to year. Please see Appendix A to this Prospectus (and the applicable Fund’s prospectus) for more information on fees and expenses of the Funds.
The Company or an affiliate may receive asset-based compensation from the Funds’ advisers or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Fund or Contract charges described in this section or in the Table of Fees and Expenses.
Premium Taxes
Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0% to 4.265%.

How Can I Withdraw Money from the Contract?
General Information on Surrenders and Withdrawals
You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value;

•	by taking a partial withdrawal;

•	by taking systematic withdrawals;

•	by taking RMDs; or

•	when you start the annuity payments based on your Contract Value.
Before the end of the Surrender Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Surrender Charge. This is called a Free Withdrawal Amount (see “Surrender-Charge Free Withdrawals” above). However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Surrender Charge Period, you may be assessed a Surrender Charge, as further described above. You may also be subject to the Premature Withdrawal Charge for amounts withdrawn from the Fixed Account and may forfeit any Purchase Payment Enhancements credited to the Contract. See “What Are the Fees and Charges Under the Contract? — Premature Withdrawal Charge” and “Forfeiture of Purchase Payment Enhancements” for details.

Withdrawals will reduce the Contract Value and may have a negative impact on certain optional living benefits and on the death benefit, and the impact could be significant. A withdrawal may reduce or even terminate certain benefits. See “What Are the Supplemental Riders and Benefits That Are Available?”
You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” for details.
Full Surrender
You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Surrender Charge, Premature Withdrawal Charge, forfeited Purchase Payment Enhancement(s), Rider Charges, and Annual Contract Administration Charge. We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.
Withdrawals Treated as Surrenders
In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Surrender Value to you. This will cause your Contract and any optional benefits to terminate.
The following withdrawals will be treated as full surrenders:

•
Any withdrawal initiated by your request or deduction of fees or charges by the Company that brings the Contract Value to zero (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present),

•
Any withdrawal that would result in the amount remaining in the Contract to be less than the Minimum Remaining Balance, or less than $250 remains in each Variable Investment Option or Fixed Interest Option. These rules vary by your Base Contract Option and do not apply to Required Minimum Distributions, Lifetime Withdrawals taken under the Guaranteed Growth and Income Benefit Rider, or living benefit withdrawals taken under the Inflation Protector Withdrawal Benefit Rider.

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation Prime	$2,000

Smart Foundation Flex	$5,000

Smart Foundation Plus	$5,000
Withdrawal requests that would cause the Contract Value to reduce to zero or fall below the Minimum Remaining Balance will not be processed. You will have the option of processing a full surrender or cancelling your withdrawal request. If the Contract Value is reduced to zero as a result of deduction of fees or charges by the Company, the Contract will be terminated as of the date of deduction and notification of termination will be made to the Contract Owner.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there is no Purchase Payment activity during the two most recent Contract Years, and the Contract Value is less than the Minimum Remaining Balance specified above.
The Company will notify the Contract Owner 60 days prior to terminating the Contract, by sending a notice to the Contract Owner’s address on file. A second notice will be sent 30 days prior to the date of termination. If no action is taken by the Contract Owner to increase the Contract Value to the required minimum, the Contract will be terminated by the Company and the Surrender Value will be paid to the Contract Owner.
Provisions of this section vary in certain states — please see “Appendix D: State Variations” for details.
Partial Withdrawal
You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payments and Transfers” for more information on these limited circumstances. You may pay a Surrender Charge or a Premature Withdrawal Charge when you withdraw part of your Contract Value. See the “Surrender Charge” and “Premature Withdrawal Charge” paragraphs under “What Are the Fees and Charges Under the Contract?” for details. You may also forfeit any Purchase Payment Enhancement credited to the Contract and be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” below.
The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

(a)	Free Withdrawal Amount (as further described under “Surrender-Charge Free Withdrawals”);

(b)	RMD amount; or

(c)	$500.

•
Minimum Remaining Balance. You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance (varies by the Base Contract Option) and the balance remaining in the Variable Investment Option or Fixed Interest Option from which the withdrawal is made is at least $250:

Base Contract Option	Minimum Remaining Balance (after withdrawal)

Smart Foundation Prime	$2,000

Smart Foundation Flex	$5,000

Smart Foundation Plus	$5,000

•
Zero Contract Value. If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present).

•
Premature Withdrawal Charge. Any withdrawal from the Fixed Interest Option (except Required Minimum Distributions if Default Liquidity Order is followed) may be subject to the Premature Withdrawal Charge, even if the amount withdrawn is within the Free Withdrawal Amount allowance.

•
Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro‑rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Provisions of this section vary in certain states — please see “Appendix D: State Variations” for details.
Systematic Withdrawals
Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semi-annual, or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Surrender Charge, as well as to take RMDs or available elective living benefits with this product. Systematic withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.
If you have a Smart Foundation Plus Base Contract Option (which offers Purchase Payment Enhancements), systematic withdrawals are not available in the first Contract Year. In addition, any Purchase Payment Enhancement credited to the Contract may be forfeited as a result of the withdrawal.
Currently, we offer the following systematic withdrawal options:

•	Annual Free Withdrawal Amount,

•	RMD,

•	Guaranteed Annual Withdrawal Amount as specified by the Guaranteed Growth and Income Benefit Rider,

•	Guaranteed Annual Withdrawal Amount as specified by the Inflation Protector Withdrawal Benefit Rider,

•	Designated Withdrawal Amount (a fixed dollar amount),

•	Substantially Equal Periodic Payments under Code Section 72(q)/(t).
The total amount that you withdraw in a Contract Year under the systematic withdrawal plan cannot exceed your Free Withdrawal Amount. However, RMD withdrawals, Guaranteed Annual Withdrawal Amounts under the Guaranteed Growth and Income Benefit Rider, and Guaranteed Annual Withdrawal Amounts under the Inflation Protector Withdrawal Benefit Rider can be taken systematically, even if they exceed your Free Withdrawal Amount (although Surrender Charges may apply to any amount in excess of the Free Withdrawal Amount).
The withdrawals can be taken on a monthly, quarterly, semi-annual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semi-annual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8. Please note that no confirmations will be sent on systematic withdrawals but will be reflected on statements. For information on the tax treatment of withdrawals, see “How Is the Contract Treated Under Federal Income Tax Law?” below.
In the Contract Year when the systematic withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining systematic withdrawal payments to be made prior to the next Contract Anniversary. Systematic withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly systematic withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly systematic withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower systematic withdrawal payments in your second year of withdrawal. The Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.
Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro‑rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred. If amounts are taken from a Fixed Interest Option subject to the Premature Withdrawal Charge, the Premature Withdrawal Charge will apply even if the Surrender Charge is waived.
Termination of Systematic Withdrawals. To stop the systematic withdrawals or to change the amount or the frequency of the withdrawals once systematic withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The systematic withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic withdrawals will be subject to Surrender Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which Surrender Charges will be assessed for additional withdrawals.
Substantially Equal Periodic Payments under Code Sections 72(q) or 72(t)
If a withdrawal is taken from the annuity contract before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1/2.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (prior to age 59 1/2 of the Contract Owner, or Annuitant for entity owned Contracts), you may do so systematically. Section 72 (q)/(t) withdrawals do not receive any special treatment under the Surrender Charge or the Premature Withdrawal Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Surrender Charges as shown in the “Surrender Charge” section under “What Are the Fees and Charges Under the Contract?” If you take a withdrawal from the Fixed Account, you may also be subject to the Premature Withdrawal Charge as described in the “Premature Withdrawal Charge” paragraph under “What Are the Fees and Charges Under the Contract?” If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on substantially equal periodic payments’ treatment under your optional benefit.

Revocation Rights
If you are a new purchaser of a Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. If the Contract is a “Replacement Contract” (i.e., it has been purchased with the proceeds from the surrender of another annuity contract you own), it may be cancelled within 30 days of receipt. In either situation, simply mail the Contract to the Company or the financial professional through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund the amount calculated in accordance with state law, which is generally the Contract Value as of the date the notification and the Contract are received. You will forfeit any Purchase Payment Enhancement credited to the Contract. You may have longer than 10 days to obtain a refund in some states. Please refer to “Appendix D: State Variations” for details.

What Is Annuitization and How Do I Annuitize the Contract?
Annuitization
Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider may impose different Annuitization and maturity processing requirements than described below.
Partial Annuitization on Non‑Qualified Contracts
Partial Annuitization is an irrevocable election by the Contract Owner to apply only a portion of the Contract Value to purchase a stream of annuity payments under the Contract, leaving the remainder of the Contract Value to accumulate on a tax‑deferred basis.
Partial Annuitization is only available on Non‑Qualified Contracts, on or after the third Contract Anniversary. Partial Annuitization will be processed as of the date the written request from the Contract Owner and all required documentation is received by the Company.
If you enter the Withdrawal Phase under either the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (i.e., start your Lifetime Withdrawals), partial Annuitization is no longer available to you.
You may only elect three partial Annuitizations during the life of your Contract, and at least 12 months must elapse between partial Annuitizations. The amount requested for partial Annuitization must be at least $5,000 and cannot exceed 50% of your Contract Value.
Partial Annuitization will decrease the Contract Value and Surrender Charge Basis dollar‑for‑ dollar; it will decrease the death benefit base proportionately or dollar‑for‑dollar, whichever is greater.
Amounts applied to partial Annuitization are not subject to Surrender Charges or Premature Withdrawal Charges. They are also not taxed as a withdrawal under the deferred Contract provided the Annuitization option includes a life contingency.
Annuitized and non‑annuitized portions of the Contract will be treated as separate Contracts for tax and administrative purposes, and different Annuity Dates will be established with respect to the annuitized and non‑annuitized portions of the Contract.
For exclusion ratio purposes, “investment in the contract” will be allocated proportionately between the annuitized and non‑annuitized portions of the Contract. This proportional allocation will also apply for other tax treatment purposes under Code Section 72 governing the exclusion ratio, investment in the contract, expected return, annuity starting date, and amounts not received as an annuity.

To be eligible for the exclusion ratio, the amounts must be received as an annuity for a period of 10 years or more, or for life.
We may change Contract provisions related to partial Annuitization, if required by IRS regulations or other applicable laws.
Annuity Date
The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the Annuitization phase, based on the elected Annuity option or the default option. The date annuity payments are scheduled to begin is shown on your Contract Specifications Page. Unless another Annuity Date was specified on the application or requested later by written notification, the Annuity Date will be set to the later of (a) the first Monthly Anniversary following the younger Annuitant reaching the Maturity Age, or (b) the 10th Contract Anniversary. The Annuity Date must be at least one year after the Contract Date.
You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.
On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the “Annuity options” section of the Contract, at guaranteed annuity rates listed in the “Fixed Annuity Options Tables” section of the Contract. You can also elect to surrender the Contract and receive the Surrender Value.3 Any Contract Value applied to an Annuity option on the Annuity Date will become part of the Company’s general account, which is subject to the claims of the Company’s creditors.
A notification that an Annuity option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date. If the maximum maturity date has been reached, and you did not specify an Annuity option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is in force on the Annuity Date, the default option will be determined by the state of the optional benefit features at the time. If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is not in force on the Annuity Date, the default option is the Life Annuity with Period Certain of 10 years.
Provisions of this section vary in Florida. Please see “Appendix D: State Variations” for details.
Annuity options
On or after the first Contract Anniversary, you may choose to annuitize your Contract and apply your Contract Value to one of the following Fixed Annuity options at guaranteed annuity rates listed in the “Fixed Annuity Options Tables” section of the Contract:

•
Period Certain-Only Option[s]. Provides periodic income payments for a guaranteed period ranging from 5 to 30 years (the guaranteed period may not exceed the Annuitant’s life expectancy as defined by the IRS Life Expectancy Table for Qualified Contracts). If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

•	Life-Only Option. Provides periodic payments guaranteed for the lifetime of the Annuitant. The last payment will be the one that is due before the Annuitant’s death.

[3]	Subject to state variations. See “Appendix D: State Variations” for details.

Upon the death of the Annuitant, payments will cease and there will be no payments made to any Beneficiary. If the Annuitant dies before the first payment has been made, then no payments will be made under this option.

•
Life with Period Certain Option. Provides periodic income payments for the lifetime of the Annuitant, which are guaranteed for a period of time (“Period Certain”). The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any Beneficiary.

•
Joint and Survivor Life Option. Provides periodic payments for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any Beneficiary. If both Annuitants die before the first payment has been made, then no payments will be made under this option.

•	Any other form of annuity that you and we may agree upon.
If the maximum maturity date has been reached, and an Annuity option has not been specified by the Contract Owner, the Contract Value will be annuitized on the Annuity Date based on a Life Annuity with Period Certain of 10 years (default option) unless otherwise provided under the Code.
Annuity Payments
The Contract Value on the day immediately preceding the Annuity Date, and the guaranteed annuity rates listed in the “Fixed Annuity Options Tables” section of the Contract, will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity option on the Annuity Date is less than $5,000, we may pay you such amount in a lump sum.
The size of Annuity Payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, no withdrawals may be made other than receipt of annuity payments. The Annuity option cannot thereafter be changed, and the size of your annuity payments will not change.
The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the Company at the time to the same class of Annuitants.
Annuity payments will generally start within 30 days after the Annuity Date. We usually make annuity payments monthly, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see “How Is the Contract Treated Under Federal Income Tax Law?” Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.
Provisions of this section may vary by state. Please see “Appendix D: State Variations” for details.

What Are the Supplemental Riders and Benefits That Are Available?
Summary of Benefits
The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Guarantees Beneficiaries will receive a benefit at least equal to your Purchase Payments less adjusted withdrawals	Standard	No additional charge	• Withdrawals could significantly reduce benefit • Purchase Payment Enhancement credited to the Contract Value within the 12‑ month period preceding the date of death will be forfeited
Enhanced Death Benefit	Provides an enhanced Death Benefit by locking in market gains on each Contract Anniversary until age 80	Optional	0.75% (as a percentage of the benefit base)
•
Available only at Contract purchase

•
Withdrawals could significantly reduce or terminate benefit

•
You may not allocate to Fixed Interest Options under the terms of the Rider

•
Purchase Payment Enhancements are not included in the benefit base calculation and may be subject to forfeiture upon benefit payment

Guaranteed Growth and Income Benefit	Provides lifetime income as a percent of the Withdrawal Benefit Base, which grows with 7% simple interest (for currently offered Rider) for 10 years or until the start of Lifetime Withdrawals (if sooner), and periodically locks in market gains by the use of Automatic Annual Step‑Ups.	Optional	2.00% (as a percentage of the benefit base)
•
Withdrawals could significantly reduce or terminate benefit

•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations under the terms of the Rider

•
Purchase Payment Enhancements are not included in the benefit base calculation and may be subject to forfeiture upon benefit payment

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Inflation Protector Withdrawal Benefit	Provides lifetime or standard income as a percent of the Withdrawal Benefit Base, which grows with Inflation Increases during the Deferral Phase Inflation Increase Period and the Withdrawal Phase Inflation Increase Period, and periodically locks in market gains by the use of Automatic Annual Step‑Ups.	Optional	2.50% (as a percentage of the benefit base)
•
Withdrawals could significantly reduce or terminate benefit

•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations under the terms of the Rider

•
Purchase Payment Enhancements are not included in the benefit base calculation and may be subject to forfeiture upon benefit payment

Guaranteed Minimum Accumulation Benefit	Provides guaranteed return of premium at the end of the benefit period (10 years), with the possibility of locking in market gains and extending the benefit period upon Step‑Up (available every 5 years) or at the end of the 10‑year benefit period.	Optional	1.00% (as a percentage of the Contract Value)
•
Available only on any Contract Anniversary after issue on Contracts issued before November 1, 2021

•
Withdrawals could significantly reduce or terminate benefit

•
Purchase Payment Enhancements are not included in the benefit base calculation and may be subject to forfeiture upon benefit payment

Guaranteed Minimum Accumulation Benefit II	Provides a guaranteed minimum Contract Value at the end of the benefit period selected with the possibility of resetting and extending the benefit period periodically.	Optional	1.50% (as a percentage of the benefit base)
•
Available only at Contract purchase

•
Withdrawals could significantly reduce or terminate benefit

•
The amount of any Purchase Payment Enhancement forfeited as a result of a withdrawal will also reduce the benefit base

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging Program	Allows you to transfer amounts automatically from a Dollar Cost Averaging Option to a Variable Investment Option so that the cost of the securities is averaged over time	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Minimum transfer amount must be at least $50 • Only new Purchase Payments may be allocated to the Fixed Dollar-Cost Averaging Options
Automatic Asset Rebalancing Program	Automatically reallocates your Contract Value among the Variable Investment Options in accordance with the proportions you originally selected	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Dollar cost averaging and automatic asset rebalancing may not be elected at the same time
Subject to the Company’s right to discontinue or suspend the offering of optional benefits for new sales from time to time, you can purchase the optional benefits described above in addition to your Base Contract. There is an additional fee for certain of the optional benefits. Optional benefits were not available on Smart Foundation Flex Variable Annuity Contracts purchased on or after May 27, 2016.
Please check with your financial professional to determine the optional benefits that may currently be available to you.
Combining Optional Benefits
You may elect both the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider. Please see “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” below.
You may elect both the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider. Please see “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” below.
The Guaranteed Minimum Accumulation Benefit Rider cannot be combined with any other Rider. Guaranteed Minimum Accumulation Benefit II Rider can be combined with the Enhanced Death Benefit Rider but cannot be combined with any other Rider.
Death Benefit
Death before Annuity Date
Prior to the Annuity Date, your Contract provides a death benefit that is payable upon the earlier death of:

(a)	the Annuitant, or

(b)	the Contract Owner.

The death benefit is payable to the Beneficiary. A Surviving Owner will be deemed sole primary Beneficiary regardless of named Beneficiaries. The amount payable is equal to the Contract Value or the Standard Death Benefit (see below for details). We generally pay the death benefit within seven days after we receive proof of death and all required information. Due proof of death will consist of a certified copy of the death certificate, or other lawful evidence providing equivalent information, and proof of the claimant’s entitlement to the proceeds.
You can also purchase an optional Enhanced Death Benefit Rider which offers a Death Benefit Enhancement to your Contract. Please see “Enhanced Death Benefit Rider” for an explanation of this optional benefit.
Death of the Annuitant
If the Annuitant is the sole Contract Owner and dies before the Annuity Date, we will pay the Beneficiary(ies) the Standard Death Benefit as of the date our Administrative Office receives proof of death, (i.e., a death certificate or other official document establishing death) and other information required to process the payment.
If the Annuitant, who is not the sole Contract Owner, dies before the Annuity Date, a surviving Contract Owner who is a natural person, if also named as Contingent Annuitant in the Contract, may choose to receive the Standard Death Benefit or continue the Contract and become the new Annuitant, provided any surviving Contract Owner is permitted to continue the Contract under federal law. If the Contract is continued, the Standard Death Benefit will not be paid until the new Annuitant’s death.
If there is no Contingent Annuitant, or if continuation of the Contract is not permitted by federal law, the surviving Contract Owner will be deemed sole primary Beneficiary and will receive the Standard Death Benefit as of the date our Administrative Office receives proof of death.
If a sole Annuitant dies before the Annuity Date, and the Contract Owner is an entity, the Company will pay the Beneficiary the Standard Death Benefit as of the date the Company receives due proof of death, and all other documents required by the Company to process the claim.
If a Joint Annuitant is named in the Contract, the Standard Death Benefit is payable upon the later death of both Annuitants. However, a distribution may be required upon the death of a Contract Owner and the death benefit payable would be the Contract Value.
Standard Death Benefit Calculation
The amount of the Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value; and

(2)	is the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal; and

(ii)	is the Contract Value just before the withdrawal.

Example: Please see “Standard Death Benefit” in “Appendix C: Numerical Examples” for the calculation of the Standard Death Benefit.
If you take a withdrawal at a time when the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.
If your Base Contract Option provides for a Purchase Payment Enhancement (Smart Foundation Plus), you may be subject to Purchase Payment Enhancement forfeiture at the time of the death benefit payout. Please see “Purchase Payment Enhancements and the Standard Death Benefit” below for details.
Provisions of this section may vary by state. Please see “Appendix D: State Variations” for details.
Purchase Payment Enhancements and the Standard Death Benefit
This section only applies if you elect the Smart Foundation Plus Base Contract Option. Purchase Payment Enhancements are not included in the Adjusted Net Purchase Payments component of the Standard Death Benefit, but they are included in the Contract Value component of the Standard Death Benefit.
Any Purchase Payment Enhancement credited to the Contract Value within the 12‑month period preceding the date our Administrative Office receives proof of death will be forfeited. Forfeiture will be carried out as follows: the Contract Value component of the Standard Death Benefit amount payable will be reduced by the amount of any Purchase Payment Enhancements forfeited.
Provisions of this section may vary by state. Please see “Appendix D: State Variations” for details.
Death of The Contract Owner
If a Contract Owner, who is the sole Annuitant, dies before the Annuity Date, the Company will pay the Beneficiary(ies) the Standard Death Benefit as described above. If the Contract Owner, who is not the Annuitant, dies before the Annuity Date, we will pay the Beneficiary(ies) the Contract Value as of the date our Administrative Office receives proof of death (i.e., a death certificate or other official document establishing death), and other information required to process the payment.
Death after Annuity Date
If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity option. Upon receipt of due proof of death and other forms necessary to process the payment, we will pay the Beneficiary a death benefit according to the Annuity option in force, if the option provides a death benefit.
Beneficiary
The Beneficiary is the person(s) entitled to receive the death benefit. You should designate a Beneficiary in your application. If you fail to designate a Beneficiary, your estate will be the Beneficiary. Your Beneficiary designation will take effect on the Contract Date.
Any surviving Contract Owner, who is a natural person, will be deemed the sole primary Beneficiary and should be designated as such in the application. If it is not so designated in the application, the contractual rights of the surviving Contract Owner will take precedence over the rights of any named Beneficiary. No payment will be made to any Beneficiary while the surviving Contract Owner is living.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first, by sending a written notice to us with all the information required to process the request. A service form that indicates the required information will be provided by the Company for your convenience. Changes in Beneficiary, unless otherwise specified by you, shall take effect on the date you sign the notice of change. Approval of any change is subject to any transactions made by you or actions taken by the Company prior to receipt of this notice. We may restrict the right to make a Beneficiary change if maintaining the existing Beneficiary designation is required for purposes of satisfying applicable laws or regulations or the requirements of this Contract.
If the surviving Owner was named Contingent Annuitant and no distribution was required per federal tax law upon Annuitant’s death (deceased Annuitant was not the Contract Owner), the Contingent Annuitant will become the Annuitant and the Contract will continue (no death benefit will be paid).
Beneficiary designations are extremely important. Please, consult your financial adviser and/or legal counsel before designating or changing Beneficiaries. You should also consider reviewing your Beneficiary designations every time a major life event takes place (such as marriage or domestic partnership, birth or adoption, divorce or death, etc.).
Spousal Beneficiary
Spousal Step‑In. If the Beneficiary is the deceased Contract Owner’s surviving spouse and sole primary Beneficiary, he or she may become the Contract Owner rather than receive the death benefit (as permitted by federal law). If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit (if it is higher than the Contract Value). The Beneficiary has one year from the Contract Owner’s death to exercise this option.
If there are any Riders in force at the time of death, and the Beneficiary exercises Spousal Step‑In:

•	any Riders that are Single Life Guarantees, which covered the deceased Contract Owner, will be terminated;

•	any Riders that are Joint Life Guarantees, which covered both the deceased Contract Owner and the spousal Beneficiary, will continue; and

•	death benefit will be determined according to the terms of the Rider(s).
Exchange of Contract by Surviving Spouse. The surviving spouse may exchange this Contract for a new Contract of the same form, or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Contract Owner and Annuitant; and (b) list the date of the exchange as the new Contract Date.
Optional benefits on exchanged Contracts will be available based on the selection currently offered by the Company. Exchange shall not be treated as a withdrawal under the terms of the Surrender Charge provision of this Contract if it is exercised within 12 months of receipt of due proof of death by the Company. A death benefit credited to a Contract established as a result of an Exchange of Contract by a surviving spouse provision will be treated as a Purchase Payment under the terms of the Surrender Charge provision of the new Contract.
For information on the tax treatment of death benefits, see “How Is the Contract Treated Under Federal Income Tax Law?”
Death Benefit Settlement Options
If death occurs before the Annuity Date, your Beneficiary has one year from your death (or 60 days from the death of an Annuitant other than you) to choose a Death Benefit Settlement Option that complies with any applicable Code regulations and requirements:

Option 1 (Lump Sum) — The death benefit may be paid to a Beneficiary in a single lump sum. The payment will generally be made within 7 days of receipt of the necessary forms to make payment.
Option 2 (Five-Year Deferral) — The Beneficiary may elect to postpone a payment of the lump sum death benefit for up to five years after the date of any Contract Owner’s death. During this time, the Beneficiary may allocate the death settlement amount to the available Investment Options. Transfers among Variable Investment Options and Fixed Account Options are subject to the limitations imposed on such options. The money may be withdrawn in whole or in part at any time without Surrender Charges or Premature Withdrawal Charges but amounts in the Investment Options may lose value. If the Beneficiary is not the surviving spouse, the death benefit must be paid out within 5 years after the date of death.
Option 3 (Annuitize) — The Beneficiary may elect to receive the payment of the death benefit in the form of one of the Annuity options. Payments under this option must commence within one year after the date of death. Payments must be made over the Beneficiary’s lifetime or over a guaranteed period not longer than the Beneficiary’s life expectancy. This option is only available if the amount applied to the selected Annuity option is at least $5,000. Annuity options are subject to any applicable Code requirements.
If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the only option is a lump sum. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of the death benefit according to the Death Benefit Settlement Options described above. If no Beneficiary survives the first to die of the Contract Owner or the Annuitant, the death benefit will be paid in a lump sum to the Contract Owner’s estate or the Contract Owner, respectively.
ERISA Defined Benefit Plan Options
If an ERISA Defined Benefit plan trust is the Contract Owner, the only option is a lump sum payout to the qualified plan trust. The trustee of the qualified plan will then distribute the proceeds pursuant to the Beneficiary election in effect under the plan.
IRA Beneficiary Options
There are additional options for IRA beneficiaries. With some exceptions, IRA beneficiaries must receive their entire death benefit by December 31st following the tenth anniversary of the IRA owner’s death. However, a spouse named as sole primary beneficiary may elect to assume ownership of the IRA. An eligible designated beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA, in which case a new Contract is issued. Please consult your tax adviser for additional information regarding the options of an IRA beneficiary.
Non‑Qualified Stretch Option
A designated beneficiary can “stretch” the death benefit, in which case a new Contract is issued.
Death Benefit Summary Tables
NON‑QUALIFIED CONTRACTS

Single Owner / Annuitant (Annuitant is same as Owner)

Owner- Annuitant dies
•
Beneficiary receives Standard Death Benefit,

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to five years,

•
Beneficiary may elect a Non‑Qualified Stretch,

•
Spousal Beneficiary may continue the Contract.

Single Owner / Single Annuitant (Annuitant is not the same as Owner)

Owner dies
•
Beneficiary receives Contract Value,

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to five years,

•
Beneficiary may elect a Non‑Qualified Stretch,

•
Spousal Beneficiary may continue the Contract (Contract Value only).

Annuitant dies
•
Contract Owner, who is Contingent Annuitant, becomes the Annuitant and may continue the Contract (no death benefit paid).

•
Contract Owner, as sole primary Beneficiary, may receive the Standard Death Benefit.

OR

•
If there is no Contingent Annuitant, surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•
Contract Owner (as deemed sole primary Beneficiary) receives Standard Death Benefit,

•
Surviving Owner as Beneficiary has 60 days from the death of Annuitant other than Owner to choose the Death Benefit Settlement Option.

Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Owner-Annuitant dies
•
Beneficiary receives Contract Value,

•
Beneficiary has until December 31st of the year following the calendar year when the Contract Owner died to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to five years,

•
Beneficiary may elect a Non‑Qualified Stretch,

•
Spousal Beneficiary may continue the Contract (Contract Value only),

•
New spousal Owner will become Annuitant (if not already named as such prior to death),

•
Standard Death Benefit is not paid until the last Annuitant’s death.

•
Surviving Annuitant (as spousal Beneficiary) becomes Owner if permitted by federal tax law.

Non‑Owner Annuitant dies
•
No death benefit is paid because there was no Owner death and Annuitant death benefit is paid upon the last Annuitant’s death,

•
Surviving Annuitant who is the Contract Owner will continue the Contract,

•
Standard Death Benefit is not paid until the last Annuitant’s death.

Owner is an Entity (only single Annuitant permitted)

Annuitant dies	• Beneficiary receives Standard Death Benefit, • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

Joint Owners / Single Annuitant (Annuitant must be one of Owners)

Annuitant-Owner dies
•
Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•
Beneficiary receives Standard Death Benefit,

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to five years,

•
Beneficiary may elect a Non‑Qualified Stretch,

•
Surviving Owner (if spousal Beneficiary) may continue the Contract, Surviving Owner will become the Annuitant.

Non‑Annuitant Owner dies
•
Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•
Beneficiary receives Contract Value,

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to five years,

•
Beneficiary may elect a Non‑Qualified Stretch,

•
Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only).

Joint Owners / Joint Annuitants (Annuitants must be the same as Owners)

First Owner- Annuitant dies
•
Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•
Beneficiary receives Contract Value,

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to five years,

•
Beneficiary may elect a Non‑Qualified Stretch,

•
Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only),

•
Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Owner-Annuitant becomes sole Owner if permitted by federal tax law.

IRA CONTRACTS

Single Owner / Annuitant (Owner must be the Annuitant)

Owner-Annuitant dies
•
Beneficiary receives Standard Death Benefit,

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•
Beneficiary may delay disbursement for up to ten years,

•
An eligible Beneficiary may stretch the IRA by purchasing a new Penn Mutual Contract then available, or

•
Spousal Beneficiary may continue the Contract.

Owner is an Entity (only single Annuitant permitted)

Annuitant dies
•
Beneficiary receives Standard Death Benefit,

•
Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

The Death Benefit must be distributed in accordance with applicable regulations and tax laws.

Enhanced Death Benefit Rider
The purpose of the Enhanced Death Benefit Rider is to provide a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Rider provides this enhancement by automatically locking in any market gains on each Contract Anniversary. If any withdrawals are taken, the benefit will be reduced by the greater of the dollar amount of the withdrawal or a pro rata reduction, and the benefit will terminate if the Contract Value goes to zero. The Rider will terminate upon assignment or a change in ownership of the Contract unless the new assignee or Contract Owner meets the qualifications specified in the termination provision of the Rider.
The Death Benefit Enhancement provided by the Rider will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier. The Death Benefit Enhancement will be payable upon the death of the Covered Life or the later death of the Covered Lives, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract.
Prior to the Annuity Date, as of the date our Administrative Office receives proof of death of the Covered Life (or both Covered Lives, if applicable) such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than
$1,000,000. This cap will apply at the time the claim is paid. The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Important Information about the Rider:

•	This Rider is an optional benefit added to your Contract at time of purchase; it provides a benefit described in this Prospectus for an additional charge.

•
Your Contract may be subject to limitations on your investment allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Investment Options available under the Contract.

•
The Enhanced Death Benefit Base Step‑Ups occur until age 80, and the Death Benefit Enhancement is payable before the Annuity Date, until the younger Covered Life reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.

•	The Enhanced Death Benefit is only payable before the Annuity Date or before the Contract Value is reduced to zero, if earlier.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of the Enhanced Death Benefit.

•	The Rider Charges are non‑refundable, whether or not your Enhanced Death Benefit Base exceeds the Standard Death Benefit while the Rider is in effect, or at the time of death.

•	Withdrawals taken to satisfy the Required Minimum Distributions will reduce the Enhanced Death Benefit Base by the greater of a dollar‑for‑dollar or pro‑rata reduction.

•	All withdrawals will reduce your Contract Value and death benefit.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

o	a permanent reduction in your Enhanced Death Benefit;

o	termination of the Rider;

o	termination of the Contract.
Purchasing the Enhanced Death Benefit Rider with your Contract
At the time you purchase your Contract, you have the option to purchase the Enhanced Death Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any available Base Contract Option, and may also be purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. If you purchase the Rider in combination with any other optional benefit, you will not be able to terminate them independently in the future.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements. Maximum issue age for the Enhanced Death Benefit Rider is 75. The Covered Life (or both Covered Lives for a Joint Life Guarantee) must satisfy this requirement on the Rider Effective Date. A Covered Life must always meet issue age requirements at time of designation. Issue age is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner / Annuitant Requirements. For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. A Single Life Guarantee is not available if a Joint (or Contingent) Annuitant is named in the Contract. For a Joint Life Guarantee to be issued, the first

Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date.
Example Owner/Annuitant arrangements permitted under the Rider:
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith	Elisabeth Smith	Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith
Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non‑Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith
Single and Joint Life Guarantee. The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are based on the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are based on the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life, if permitted by federal tax law, can choose to continue the Contract and the Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life.

Federal tax regulations may require that a distribution take place upon Contract Owner’s death unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate.
You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner prior to the later death of the Covered Lives is the Standard Death Benefit if the deceased Owner was sole Annuitant. If the Second Covered Life was also named Joint Annuitant, the death benefit payable on death of the Owner / Annuitant is Contract Value only.
Converting to or from a Joint Life Guarantee. You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date. While both Covered Lives are living, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Rider will be converted to a Single Life Guarantee. You may not add an additional Covered Life in the future. If this Rider is combined with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, your ability to convert to a Single Life Guarantee will be subject to additional limitations applicable to those Riders.
Enhanced Death Benefit Base
The Enhanced Death Benefit Base is the amount used to determine the value of the Death Benefit Enhancement, when compared to the Standard Death Benefit amount. The Enhanced Death Benefit Base is calculated independently of the Contract Value or any other Benefit Base. It can increase due to annual Step‑Ups or Subsequent Purchase Payments and will decrease for withdrawals. The Enhanced Death Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.
How is the Enhanced Death Benefit Base Determined?
On the Rider Effective Date, the Enhanced Death Benefit Base is equal to the Initial Purchase Payment received.
After the Rider Effective Date, the Enhanced Death Benefit Base will increase with Subsequent Purchase Payments, may Step‑Up to the Contract Value, and will decrease for withdrawals.
Automatic Annual Step‑Up of Enhanced Death Benefit Base. A Step‑Up is an increase of the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value. The Enhanced Death Benefit Base will be evaluated for a Step‑Up opportunity each Contract Anniversary, until the Contract Anniversary following the 80th birthday of the younger Covered Life. If the Contract Value at the time of evaluation is greater than the current Enhanced Death Benefit Base, the Enhanced Death Benefit Base will automatically Step‑Up to the Contract Value.
Effect of Additional Purchase Payments. The Enhanced Death Benefit Base will be increased dollar‑for‑dollar for all Subsequent Purchase Payments. Purchase Payments made on the Contract Anniversary are credited to the Enhanced Death Benefit Base after evaluation for Step‑Up takes place.
Effect of Withdrawals on Enhanced Death Benefit Base. The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.

Effect of Partial Annuitization. Partial Annuitization will reduce the Enhanced Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).
Example:
Assume that an individual at age 60 purchases the Contract with an Initial Purchase Payment of
$100,000 and the Enhanced Death Benefit Rider is purchased with the Contract. The initial Enhanced Death Benefit Base at the time of purchase will be $100,000.
At the first Contract Anniversary, the Contract Value has increased to $105,000 as a result of market performance. At that time, the Enhanced Death Benefit Base will be increased to $105,000. At the second Contract Anniversary, the Contract Value has decreased to $99,000. The Enhanced Death Benefit Base will remain at $105,000.
During the next year, the Contract Owner makes an additional Purchase Payment of $10,000. This Purchase Payment will increase the Enhanced Death Benefit Base by $10,000 and it will equal $115,000.
At the third Contract Anniversary, the Contract Value has increased to $120,000 and the Enhanced Death Benefit Base is set equal to $120,000. Shortly after the third Contract Anniversary, the Contract Owner makes a withdrawal of $10,000 where the Enhanced Death Benefit Base is equal to
$120,000 and the Contract Value is equal to $125,000. Because the Contract Value is higher than the Enhanced Death Benefit Base, the Enhanced Death Benefit Base will only be reduced by the amount of the withdrawal of $10,000, and will equal $110,000 ($120,000 minus the $10,000 withdrawal).
Upon the death of the Contract Owner shortly thereafter, the Enhanced Death Benefit would equal $110,000, and the Beneficiary would be entitled to receive the Death Benefit Enhancement to the extent the Enhanced Death Benefit exceeds the Standard Death Benefit under the Contract.
Smart Foundation Plus Base Contract Option and the Enhanced Death Benefit Base
This section only applies to you if you have the Smart Foundation Plus Base Contract Option. Purchase Payment Enhancements are not included in the initial Enhanced Death Benefit Base on the Contract Date, and do not increase the Enhanced Death Benefit Base when Subsequent Purchase Payments are made. Purchase Payment Enhancements may be forfeited upon payment of the benefit.
Contract Value Step‑Up. If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If a Step‑Up takes place, any Purchase Payment Enhancements which are part of the Contract Value also become part of the Enhanced Death Benefit Base.
Enhanced Death Benefit Base Enhancement True‑Up. The Enhanced Death Benefit Base Enhancement True‑Up will increase the Enhanced Death Benefit Base in the event that poor market performance does not result in a Step‑Up, or if the stepped‑up value does not include the full amount of the Purchase Payment Enhancement(s). There is a three-year waiting period for inclusion of Purchase Payment Enhancements in the Enhanced Death Benefit Base. The Enhancement True‑Ups will cease once a withdrawal is taken (including Early Access Withdrawal, if purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider). This feature is not available in New York.
On each Contract Anniversary beginning with the third Contract Anniversary, the Enhanced Death Benefit Base Enhancement True‑Up evaluation will take place, until a withdrawal is taken (including Early Access Withdrawal, if purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider).

Evaluation for an Enhanced Death Benefit Base Enhancement True‑Up will be carried out in the following order:

(1)	Enhanced Death Benefit Base is evaluated for Step‑Up.

(2)	Enhanced Death Benefit Base is evaluated for the Enhanced Death Benefit Base Enhancement True‑Up.
At the time of Enhanced Death Benefit Base Enhancement True‑Up evaluation, your Enhanced Death Benefit Base (determined in Step 1 above) will be compared to the Enhanced Death Benefit True- Up Base. The Enhanced Death Benefit True‑Up Base is the sum of (a) and (b), where:

(a)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place; and

(b)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation.
If the Enhanced Death Benefit Base (determined in Step 1) is less than the Enhanced Death Benefit True‑Up Base, your Enhanced Death Benefit Base will be set equal to the Enhanced Death Benefit True‑Up Base. If you take any withdrawals, your Enhanced Death Benefit Base will no longer be evaluated for Enhanced Death Benefit Base Enhancement True‑Up.
Rider Charge
There is an additional charge for the Enhanced Death Benefit Rider. The current Rider Charge for Single or Joint Life Guarantee is 0.35%. The maximum Rider Charge is 0.75%. This charge also depends on whether you also purchase the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider with the Contract. Please refer to “Table of Fees and Expenses” of this Prospectus for the summary of charges, or to “What Are the Fees and Charges Under the Contract? – Optional Benefit Expenses.”
The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base, and one fourth of the charge will be deducted from the Contract Value on a quarterly basis, whether or not the Enhanced Death Benefit Base exceeds the Standard Death Benefit. One fourth of the annual Rider Charge rate will be multiplied by the average monthly Enhanced Death Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the last quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options, pro‑rata based on the Fund allocation at the time of deduction. If the Enhanced Death Benefit Base increases, the dollar amount of the Rider Charge will also increase.
If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge and forfeited Purchase Payment Enhancements. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization or deducted after the Annuity Date.
On the date of automatic Step‑Up of the Enhanced Death Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase will be no more than 0.15%.
The Contract Owner can reject the Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If you also purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously.

Investment Allocation Options
You may not allocate or transfer your Contract Value to any Fixed Interest Options if you have purchased this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted. At the present time, no investment allocation program is required for the Contract Value allocated to the Separate Account if this Rider is purchased. If the Company requires an investment allocation program in the future, or if there is a change to an existing program, you will be notified in writing 60 days prior to an investment allocation program being required or a change to an existing program becoming effective. The new program or changes to an existing program may apply to existing and new purchasers of this Rider. If the investment allocation program is required, we reserve the right to add or change limitations and the way we administer them in the future.
Payment of Enhanced Death Benefit
The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the Covered Life under the Rider, or the later death of two Covered Lives with a Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount (capped at $1,000,000.00) by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)
Upon the death of the sole Contract Owner/Annuitant/Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step‑In according to the terms of this Contract, but the Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)
Upon Contract Owner’s death, Contract Value will be paid as a death settlement to the Contract Owner’s Beneficiary according to the terms of the Contract. The surviving Annuitant/Covered Life (as spousal Beneficiary) may also choose to exercise Spousal Step‑In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), and the Rider will continue.

(b)
Upon Annuitant’s death where the Contract Owner is named as the Contingent Annuitant in the Contract, the Contract Owner will become the Annuitant and the Contract will continue, but the Rider will terminate (no death benefit will be paid).

(c)
Upon Annuitant’s death where no Contingent Annuitant is named in the Contract, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract.

(d)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.
If the Contract is jointly owned:

(a)
Upon death of a sole Annuitant who is the Covered Life under the Rider, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step‑In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under Spousal Step‑In) and the Enhanced Death Benefit Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Rider as‑is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract (under Spousal Step‑In) and Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract (under Spousal Step- In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary(ies).
Removing the Enhanced Death Benefit Rider from your Contract
You can cancel the Enhanced Death Benefit Rider at any time on or after the first Contract Anniversary. If you also purchased the Guaranteed Growth and Income Benefit Rider, both Riders must be terminated simultaneously. If you also purchased the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously.
Termination of the Enhanced Death Benefit Rider
Upon the earliest of the following, the Enhanced Death Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person:

(i)	an individual ownership changed to a personal revocable trust; or

(ii)	an eligible spousal Beneficiary who is also a Covered Life elects to become the successor Owner of the Contract and the Rider upon Owner/ Annuitant’s death; or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime; or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;

(3)	Spousal Step‑In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (if either is purchased together with this Rider);

(5)	Annuitization under the Base Contract; or
Charges for the Rider stop accruing, and any investment allocation restrictions cease upon Rider termination.
If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	Enhanced Death Benefit is paid upon the death of the Covered Life for Single Life Guarantees, or the date of the later death of both Covered Lives for a Joint Life Guarantee;

(3)
Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(4)	Contract Value is paid as a death settlement upon the death of the Contract Owner when:

(a)
The deceased Contract Owner was not the Annuitant, and the Covered Life under the Single Life Guarantee is the sole Annuitant (if the Covered Life / sole Annuitant is not the Beneficiary or if not permitted to continue the Contract by federal law);

(b)
The deceased Contract Owner was one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee, but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(5)	The Contract Value is reduced to zero; or

(6)	The Enhanced Death Benefit Base is reduced to zero.
Termination provisions may vary by state. Please see “Appendix D: State Variations” for details.

Guaranteed Growth and Income Benefit Rider
The Guaranteed Growth and Income Benefit Rider may not be available in all states and the Company reserves the right to generally discontinue or suspend the availability of the Rider for new sales from time to time. Please check with your financial professional to determine availability.
The Guaranteed Growth and Income Benefit Rider (also referred to as “Rider” throughout this section) is an optional benefit that provides a Lifetime Withdrawal Guarantee – payments for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee). This Rider provides for a guaranteed Lifetime Withdrawal benefit adjusted for the Guaranteed Growth Increase and market Step‑Ups. The Guaranteed Growth Increase provides a simple interest increase to the Withdrawal Benefit Base for a period of 10 years, while market Step‑Ups lock in the market performance annually (if higher than the Guaranteed Growth Increase). The Withdrawal Benefit Base is accumulated in this way before withdrawals under the Lifetime Withdrawal Guarantee are exercised. The Lifetime Withdrawal Guarantee is then based on this Withdrawal Benefit Base and provides lifetime income at eligible ages. Lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with age at the time the Lifetime Withdrawal Guarantee is exercised (based on the age of the younger Covered Life). After the start of withdrawals, the Guaranteed Annual Withdrawal Amount will be adjusted for market Step‑Ups only (Guaranteed Growth Increases will stop). Payments will be made for the life of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee.
This Rider is appropriate for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step‑Ups of the Withdrawal Benefit Base. You will most benefit from this Rider if you delay your Lifetime Withdrawals to allow your Withdrawal Benefit Base to increase with the Guaranteed Growth and/or market Step‑Ups. Lifetime income becomes available starting at age 55, and guaranteed withdrawal percentages vary based on the age at which you exercise your Lifetime Withdrawal Guarantee. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.
The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider.
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this Prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed Lifetime Withdrawals.

•	The Rider Charges are non‑refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•
All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “What Are the Fees and Charges Under the Contract? – Surrender Charge” for details) and any other applicable charges.

•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Variable Investment Options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

(a)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

(b)	termination of the Rider;

(c)	termination of the Contract.

•
To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•
Withdrawals from Qualified Contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider).

Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract. At the time you purchase your Contract, you have the option to purchase a Guaranteed Growth and Income Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any available Base Contract Option, and may also be purchased in combination with the Enhanced Death Benefit Rider (see “Enhanced Death Benefit Rider” and “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35 and 85, and the younger Covered Life is between the ages of 35 and 80. A Covered Life must always meet issue age requirements at time of designation. Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements. For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. The Single Life Guarantee is not available if Joint Annuitants are named in the Contract. For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Example Owner / Annuitant arrangements permitted under the Rider:
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith
Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non‑Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith
Single and Joint Life Guarantees
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee. You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee. If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

(a)	Death of a Covered Life; or

(b)	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single Covered Life.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.
Replacing a Covered Life Under a Joint Life Guarantee. If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.
Impact of Divorce. Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(a)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(b)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(c)	terminate the Rider, thereby eliminating the Lifetime Withdrawal Guarantee.
The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.
Withdrawal Benefit Base. The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee.
In the Deferral Phase, the Withdrawal Benefit Base can grow due to Guaranteed Growth Increases, Step‑Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with annual Step‑Ups and decrease for Excess Withdrawals.

How is the Withdrawal Benefit Base determined?
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received by the Company.
After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.
In the Deferral Phase, the Withdrawal Benefit Base increases dollar‑for‑dollar with each Purchase Payment. Each year on the Contract Anniversary until the earlier of the end of the Guaranteed Growth Period or the younger Covered Life reaching the Maturity Age, a Guaranteed Growth Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step‑Up opportunity (see below for details on the Guaranteed Growth Increase calculation, Guaranteed Growth Period and Step- Up evaluation). The Withdrawal Benefit Base will be decreased for Early Access Withdrawals (see “Deferral Phase — Early Access Withdrawal Option” paragraph under “Withdrawal Options under the Rider” for more details).
At the time the Lifetime Withdrawal Guarantee is exercised, the Withdrawal Benefit Base will be set equal to the greater of the following:

1)	Contract Value immediately prior to the first Lifetime Withdrawal; or

2)	Withdrawal Benefit Base, including the Guaranteed Growth Increase prorated for any partial year since the prior Contract Anniversary.
Please, see the “Guaranteed Growth and Income Benefit Rider: Withdrawal Benefit Base at the Start of Lifetime Withdrawals” examples in “Appendix C: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Lifetime Withdrawals.
The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.
In the Withdrawal Phase, Guaranteed Growth Increase and Purchase Payments will no longer be credited to the Withdrawal Benefit Base. The Withdrawal Benefit Base will continue to be evaluated for Automatic Annual Step‑Up opportunities each year (on the Contract Anniversary) through the Maturity Age. Withdrawal Benefit Base will be reduced for Excess Withdrawals (see “Effect of Withdrawals on Withdrawal Benefit Base” paragraph under — “Withdrawal Options under the Rider” for more details).
There are additional conditions that apply to Withdrawal Benefit Base increases if your Base Contract option includes Purchase Payment Enhancements. Please, see “Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider” below.
Maximum Withdrawal Benefit Base is $10,000,000 for Guaranteed Growth and Income Benefit Riders purchased before May 1, 2025 and $50,000,000 for Guaranteed Growth and Income Benefit Riders purchased on or after May 1, 2025.
Guaranteed Growth Increase of Withdrawal Benefit Base
On each Contract Anniversary, before the end of the Guaranteed Growth Period and if the Withdrawal Benefit Base is greater than zero, the Company will credit a Guaranteed Growth Amount to the Withdrawal Benefit Base.
Guaranteed Growth Period
Guaranteed Growth Increases are only available during the Guaranteed Growth Period. This period will start on the Rider Effective Date and will last as described below, unless a Step‑Up occurs, in which case the Guaranteed Growth Period will reset.

The Guaranteed Growth Period lasts until the earliest of (1), (2), or (3) where:

(1)	the younger Covered Life reaches the Maturity Age or the Annuity Date (if earlier);

(2)	the 10th Contract Anniversary since the later of (a) and (b) where

(a)	is the Rider Effective Date; and

(b)	is the date of the most recent Step‑Up;

(3)	the end of the Deferral Phase.
Guaranteed Growth Amount
The Guaranteed Growth Amount is a dollar amount which is credited to the Withdrawal Benefit Base on each Contract Anniversary during the Guaranteed Growth Period. The Guaranteed Growth Amount is based on the Guaranteed Growth Base, and is added to the Withdrawal Benefit Base. The Guaranteed Growth Amount is calculated by applying the Growth Rate to the Guaranteed Growth Base, adjusted for any Purchase Payments and Early Access Withdrawals throughout the Contract Year (see “Guaranteed Growth and Income Benefit Rider: Guaranteed Growth Increase in the Deferral Phase” examples in “Appendix C: Numerical Examples”).
Guaranteed Growth Amount will always be based on the Guaranteed Growth Base (see below), but added to the Withdrawal Benefit Base. If a Step‑Up occurs, the Guaranteed Growth Amount will be added to the stepped‑up Withdrawal Benefit Base the following Contract Year.
Growth Rate
The Growth Rate is the simple interest percentage used to determine the Guaranteed Growth Amount.
The Growth Rate for Guaranteed Growth and Income Benefit II, VI, VII, and VIII is 7%. The Growth Rate for Guaranteed Growth and Income Benefit I, III, IV and V is 8%. Please see “Appendix D: State Variations” for details on state variations.
Guaranteed Growth Base
The Guaranteed Growth Base is the amount used to determine the annual Guaranteed Growth Amount and is equal to Net Purchase Payments (sum of all Purchase Payments less any withdrawals on a dollar‑for dollar basis). The Guaranteed Growth Base is separate from the Contract Value or Withdrawal Benefit Base.
Purchase Payment Enhancements (applicable only with the Smart Foundation Plus Base Contract Option) are not included in the Guaranteed Growth Base.
Automatic Annual Step‑Up of Withdrawal Benefit Base
A Step‑Up is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until the younger Covered Life reaches the Maturity Age, your Withdrawal Benefit Base will be evaluated for a Step‑Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after a Guaranteed Growth Increase has been applied if your Contract is still in the Guaranteed Growth Period), the Withdrawal Benefit Base will automatically Step‑Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased (see “Lifetime Withdrawal Rate after Step‑Up” under “Calculating Lifetime Withdrawals” below).

Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit Riders vary in New York in certain cases — please see “Appendix D: State Variations” for details.
Example. Please see “Guaranteed Growth and Income Benefit Rider: Automatic Annual Step- Up of Withdrawal Benefit Base in the Deferral Phase” in “Appendix C: Numerical Examples.”
Effect of Additional Purchase Payments
During the Deferral Phase, the Withdrawal Benefit Base increases dollar‑for‑dollar with each Subsequent Purchase Payment. Purchase Payments made on a Contract Anniversary are credited to the Withdrawal Benefit Base after the Guaranteed Growth Amount is credited and evaluation for Step- Up takes place. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.
Additional Notes For The Withdrawal Benefit Base
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.
The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.
Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider
This section applies only if you purchase the Smart Foundation Plus Base Contract Option.
Effect of Purchase Payment Enhancements on the Withdrawal Benefit Base
Purchase Payment Enhancements are not included in the initial Withdrawal Benefit Base on the Contract Date, and do not increase the Withdrawal Benefit Base when Subsequent Purchase Payments are made.
Automatic Annual Step‑Up of Withdrawal Benefit Base — Deferral Phase.  If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If an Automatic Annual Step‑Up of Withdrawal Benefit Base under this Rider takes place, any Purchase Payment Enhancements which are part of the then current Contract Value also become part of the Withdrawal Benefit Base.
Withdrawal Benefit Base Enhancement True‑Up
This feature is not available in New York.
The Withdrawal Benefit Base Enhancement True‑Up will increase the Withdrawal Benefit Base in the event that poor market performance does not result in a Step‑Up, or if the stepped‑up value does not reflect the full amount of the Purchase Payment Enhancement(s). There is a three-year waiting period for inclusion of Purchase Payment Enhancements in the Withdrawal Benefit Base. Withdrawal Benefit Base Enhancement True‑Ups will cease when the first withdrawal is taken (including Early Access Withdrawal).
On each Contract Anniversary beginning with the third Contract Anniversary, the Withdrawal Benefit Base Enhancement True‑Up evaluation will take place every anniversary, until a withdrawal is taken (including an Early Access Withdrawal).

Evaluation for a Withdrawal Benefit Base Enhancement True‑Up will be carried out in the following order:
Step 1: Guaranteed Growth Amount is credited to the Withdrawal Benefit Base,
Step 2: Withdrawal Benefit Base is evaluated for an Automatic Step‑Up of Withdrawal Benefit Base,
Step 3: Withdrawal Benefit Base is evaluated for Withdrawal Benefit Base Enhancement True‑Up.
At the time of Withdrawal Benefit Base Enhancement True‑Up evaluation, your Withdrawal Benefit Base (determined in Step 2) will be compared to the Withdrawal Benefit Enhancement True‑Up Base. The Withdrawal Benefit Enhancement True‑Up Base is the sum (to date, including the date on which the evaluation takes place) of (1), (2) and (3), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place;

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation; and

(3)	is the sum of Guaranteed Growth Amounts credited to the Withdrawal Benefit Base to date, including the date on which the evaluation takes place.
If the Withdrawal Benefit Base (determined in Step 2) is less than the Withdrawal Benefit Enhancement True‑Up Base, your Withdrawal Benefit Base will be set equal to the Withdrawal Benefit Enhancement True‑Up Base.
If you take any withdrawals, including Early Access Withdrawals, your Withdrawal Benefit Base will no longer be evaluated for Withdrawal Benefit Base Enhancement True‑Up.
Purchase Payments made on the Contract Anniversary will be added to the Withdrawal Benefit Base after the evaluation for Withdrawal Benefit Base Enhancement True‑Up has occurred.
Please, refer to the “Guaranteed Growth and Income Benefit Rider: Enhancement True‑Up” examples in “Appendix C: Numerical Examples.”
Effect of Purchase Payment Enhancements on the Guaranteed Growth Base
Purchase Payment Enhancements are not included in the Guaranteed Growth Base, and will not increase the Guaranteed Growth Amount.
Rider Charge
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base, and 1/4 of the annual charge will be deducted from the Contract Value on a quarterly basis. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Guaranteed Growth for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options pro‑rata based on the Fund allocation at the time of deduction.
Please refer to the “Guaranteed Growth and Income Benefit Rider: Rider Charge” examples in “Appendix C: Numerical Examples.”

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.
The Rider Charge for a Single Life Guarantee is 1.65% for the current Guaranteed Growth and Income Benefit VIII Rider (1.05% for Guaranteed Growth and Income Benefit I Rider Riders, 1.10% for Guaranteed Growth and Income Benefit II, III, IV, and V Riders, 1.25% for Guaranteed Growth and Income Benefit VI and VII Riders), and 1.80% for a Joint Life Guarantee for the current Guaranteed Growth and Income Benefit VIII Rider (1.25% for Guaranteed Growth and Income Benefit I, II, III, IV, and V Riders, 1.40% for the Guaranteed Growth and Income Benefit VI and VII Riders). The maximum Rider Charge is 2.00%. Current and maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Optional Benefit Expenses” subsection under “What Are the Fees and Charges Under the Contract?”.
On the date of an automatic Step‑Up of the Withdrawal Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase may be no more than 0.50%. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step‑Ups will be suspended. The Contract Owner may request a reinstatement of the Automatic Annual Step‑Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge.
Rider Charge for Guaranteed Growth and Income Benefit I Riders (available for Contracts purchased on or prior to March 15, 2013), varies in New York — please see “Appendix D: State Variations” for details.
Contract Phases under the Rider — Overview
The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I.	Deferral Phase
Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” below for details.
The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)
Lifetime Withdrawal Guarantee is exercised (not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” in “Withdrawal Options under the Rider” for more details),

(b)	The younger Covered Life reaches the Maturity Age and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” below for more details),

(c)	Contract Value is reduced to zero (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” below for more details),

(d)	Termination of the Contract or Rider,

(e)	Annuitization, or

(f)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II.	Withdrawal Phase
The period during which you take withdrawals under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase.
The Withdrawal Phase begins when you first exercise the Lifetime Withdrawal Guarantee (i.e., initiate Lifetime Withdrawals) and continues until the earliest of the following:

(a)	The younger Covered Life reaches the Maturity Age and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” for more details);

(b)
Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details);

(c)	Termination of the Contract or Rider;

(d)	Annuitization (please see “What happens on the Annuity Date under the Rider?” below for more details); or

(e)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.
The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime Withdrawals become available at Actual Age 55 of the younger Covered Life. Your guaranteed withdrawal rate will depend on the age (of the younger Covered Life) at the time the Lifetime Withdrawal Guarantee is exercised. Please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” in “Withdrawal Options under the Rider” for details.
Regardless of the Contract Phase, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender Charges are not a fixed amount. Please see “What Are the Fees and Charges Under the Contract? – Surrender Charge” for more details.
Withdrawal Options under the Rider
Withdrawals can be taken in both the Deferral and Withdrawal Phases.
Deferral Phase — Early Access Withdrawal Option
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Lifetime Withdrawal Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals allow you to wait for a higher Lifetime Withdrawal Rate and continue the Guaranteed Growth Period and can be taken under the Early Access Withdrawal Option. You may elect to take the Early Access Withdrawal as a one‑time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.
Important Note: If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you are eligible to receive Lifetime Withdrawals based on the age of the younger Covered Life, your Lifetime Withdrawal Guarantee will be initiated, and the Contract will move into the Withdrawal Phase.
Withdrawal in the Deferral Phase before the Lifetime Withdrawal Guarantee becomes available
If you request a withdrawal before the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one‑time distribution or periodically under the systematic withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more information.
Withdrawal in the Deferral Phase after the Lifetime Withdrawal Guarantee becomes available
If you request a withdrawal after the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one‑time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Early Access Withdrawal on Withdrawal Benefit Base
Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal (not including pro‑rated growth for the current Contract Year), and

(2)	is the Contract Value (reduced by the amount of any Purchase Payment Enhancement forfeited for the Smart Foundation Plus Contract) just prior to the Early Access Withdrawal.
Effect of Early Access Withdrawal on Guaranteed Growth Base
Early Access Withdrawals reduce the Guaranteed Growth Base by the dollar amount of the Early Access Withdrawal.
Effect of Early Access Withdrawal on Contract Value
Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph under “What Are the Fees and Charges Under the Contract?” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.

Effect of Partial Annuitization
Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base, Guaranteed Growth Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).
Withdrawal Phase — Lifetime Withdrawal Guarantee
Once the younger Covered Life has reached the eligible age of 55, you may exercise your Lifetime Withdrawal Guarantee and enter the Withdrawal Phase.
Once withdrawals have started under the Lifetime Withdrawal Guarantee, partial Annuitization is no longer available.
Lifetime Withdrawal Guarantee
Your Lifetime Withdrawal Guarantee provides Lifetime Withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. The Guaranteed Annual Withdrawal Amount is adjusted for Guaranteed Growth and Contract Value Step‑Ups. The Lifetime Withdrawal Guarantee is only available if the younger Covered Life at the time of the first Lifetime Withdrawal is 55 or older. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Termination of the Guaranteed Growth and Income Benefit Rider” for more details).
Calculating Lifetime Withdrawals Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Lifetime Withdrawal Rate
The Lifetime Withdrawal Rate is used to determine the amount of your Lifetime Withdrawals (Guaranteed Annual Withdrawal Amount). The age at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate. For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee (referred to as “age” or “Actual Age” in the section below).
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit VIII and the prior Guaranteed Growth and Income Benefit VII Riders (available for Contracts issued outside of New York on or after June 1, 2022)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.85%	3.35%
60	65	4.25%	3.75%
65	70	5.30%	4.80%
70	75	5.40%	4.90%
75 and over		5.50%	5.00%

Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit VI (available for Contracts issued outside of New York on or after November 2, 2020, and before June 1, 2022)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.35%	2.85%
60	65	3.75%	3.25%
65	70	4.80%	4.30%
70	75	4.90%	4.40%
75 and over		5.00%	4.50%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit V (available for Contracts issued outside of New York on or after May 1, 2020, and before November 2, 2020)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.40%	2.90%
65	70	4.30%	3.80%
70	75	4.45%	3.95%
75 and over		4.70%	4.20%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit IV (available for Contracts issued outside of New York on or after September 1, 2019, and before April 9, 2020)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	4.00%	3.50%
60	65	4.30%	3.80%
65	70	5.25%	4.75%
70	75	5.65%	5.15%
75 and over		6.00%	5.50%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit III (available for Contracts issued outside of New York on or after September 1, 2018, and before September 1, 2019)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	5.25%	4.75%
75 and over		6.00%	5.50%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit II (available for Contracts issued after March 15, 2013, and before September 1, 2018—in New York after March 15, 2013, and before September 1, 2019)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	4.50%	4.00%
70 and over		5.00%	4.50%

Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit I (available for Contracts issued on or prior to March 15, 2013)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate Guarantee
At Least	But Less Than
55	65	4.00%
65	75	5.00%
75 and over		6.00%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit Riders may vary in New York — please see “Appendix D: State Variations” for details.
Lifetime Withdrawal Rate after Step‑Up
If a Step‑Up occurs during the Withdrawal Phase, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age.
Example: Guaranteed Growth and Income Benefit VIII Contract is purchased for a single life at age 59; withdrawals start at age 63 at a Lifetime Withdrawal Rate of 4.25%. Step‑Up occurs at age 67; the new Lifetime Withdrawal Rate is 5.30%.
Effect Of Withdrawals On Withdrawal Benefit Base
Effect of Withdrawals less than Guaranteed Annual Withdrawal Amount
If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.
If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years.
Example: Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.
Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value (less the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal for Smart Foundation Plus Contracts) immediately prior to the Excess Withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.
Please see “Guaranteed Growth and Income Benefit Rider: Excess Withdrawals” example in “Appendix C: Numerical Examples.”
If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.
At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base. You may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
Systematic Withdrawals
Systematic withdrawals may be taken under either of the Withdrawal Options. The maximum systematic withdrawal amount is the Free Withdrawal Amount. However, systematic withdrawals can still be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but Surrender Charges will apply once the Free Withdrawal Amount has been depleted.
Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider
If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year‑end, you can elect Required Minimum Distribution (RMD) withdrawals. You may elect to take your distributions as a one‑time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year‑end. RMD calculations will be limited to your Penn Mutual Contract only.
Required Minimum Distributions in the Deferral Phase
In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Lifetime Withdrawal Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase, and each RMD will reduce the Withdrawal Benefit Base and the Guaranteed Growth Base as outlined in the “Deferral Phase — Early Access Withdrawal Option” paragraph under “Withdrawal Options under the Rider.”

Required Minimum Distributions in the Withdrawal Phase
RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.
In the Withdrawal Phase, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year‑end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Please see “RMD and Guaranteed Growth and Income Benefit Rider” in “Appendix C: Numerical Examples.”
If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Guaranteed Growth and Income Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.
Section 72 (q)/(t) Considerations
If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1/2.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (“Section 72 (q)/(t)”) prior to age 59 1/2, you may do so systematically. If Lifetime Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Lifetime Withdrawal Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal.
The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the Section 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.
Section 72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined under the “Deferral Phase — Early Access Withdrawal Option” under “Withdrawal Options under the Rider.” If Section 72 (q)/(t) withdrawals are taken under the Lifetime Withdrawal Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

At the end of your Section 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last Section 72 (q)/(t) payment.
Investment Allocation Options
Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Variable Investment Options which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Variable Investment Options which are not on the list to the Money Market Subaccount. You may specify a new allocation among Variable Investment Options on the list of available options at any time.
If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
The Fixed Account
Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.
The Separate Account
Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
The list of Variable Investment Options available in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Variable Investment Options only:

Penn Series Funds, Inc.	Adviser/Sub‑Adviser
Money Market Fund	Penn Mutual Asset Management, LLC (“PMAM”)
Limited Maturity Bond Fund	PMAM
Quality Bond Fund	PMAM
High Yield Bond Fund	PMAM
Flexibly Managed Fund	PMAM / T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.
Balanced Fund	PMAM
Index 500 Fund	PMAM / SSGA Funds Management, Inc. (“SSGA”)
Small Cap Index Fund	PMAM / SSGA
Developed International Index Fund	PMAM / SSGA
Aggressive Allocation Fund	PMAM
Moderately Aggressive Allocation Fund	PMAM
Moderate Allocation Fund	PMAM
Moderately Conservative Allocation Fund	PMAM
Conservative Allocation Fund	PMAM

Purchase Payments or transfers directed to the Variable Investment Options that are not listed above will not be accepted.
What if the Withdrawal Benefit Base or Contract Value is reduced to zero?
Effect of Withdrawal Benefit Base Reducing to Zero
If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values.
If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Effect of Contract Value Reducing to Zero
If the Contract Value is reduced to zero and any benefits are due under the Lifetime Withdrawal Guarantee, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.
If the Contract Value reduces to zero in the Deferral Phase:

•
If the Withdrawal Benefit Base is greater than zero and you are eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined based on Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life); Guaranteed Growth Increases will no longer apply.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.
If the Contract Value reduces to zero in the Withdrawal Phase:

•
If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.
What happens on the Annuity Date under the Rider?
The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized.
If the Guaranteed Growth and Income Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an Annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at Annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity options described in the “Annuity options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity option described in the Contract, the Lifetime Withdrawal Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the Lifetime Withdrawal Guarantee.
Annuitization under the terms of the Rider.  Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•
If the Contract is in the Deferral Phase as of the Annuity Date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization (based on the Actual Age of the younger Covered Life). This amount will be payable annually for the last surviving Covered Life’s Lifetime. After Annuitization, Guaranteed Growth Increases and Step‑Ups will no longer apply.

•
If the Contract has entered the Withdrawal Phase, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Step‑Ups will no longer apply.

You must select an Annuity option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.
When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity option after the Contract is annuitized. You may no longer be able to choose to make withdrawals from your Contract (depending on which Annuity option you select).
If the Contract is annuitized based on the Rider’s Lifetime Withdrawal Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.
Annuitization under the Rider provisions vary in certain states — please see “Appendix D: State Variations” for details.
What happens upon death under the Rider?
The Guaranteed Growth and Income Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.
If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as‑is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).
Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

Removing the Guaranteed Growth and Income Benefit Rider from your Contract
You can cancel the Guaranteed Growth and Income Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.
Termination of the Guaranteed Growth and Income Benefit Rider
Upon the earliest of the following, the Guaranteed Growth and Income Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the successor Owner of the Contract and the Rider upon Contract Owner’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step‑In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.
Upon Rider termination:

•	Charges for the Rider stop accruing,

•	Investment Allocation restrictions no longer apply, and

•	Guaranteed withdrawals available under the Rider will terminate.
If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)
Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)
Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)
The Contract Value is reduced to zero and you are not eligible for a Lifetime Withdrawal Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix D: State Variations” for details.
Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders
Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract
You may purchase both the Guaranteed Growth and Income Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.
The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Neither the Guaranteed Growth and Income Benefit nor the Enhanced Death Benefit is available on Smart Foundation Flex Variable Annuity for Contracts purchased on or after May 27, 2016.
Issue Age Requirements
The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35 and 75.
A Covered Life must always meet issue age requirements at time of designation.
Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.
For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If

Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Single and Joint Life Guarantees
The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract4 and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (or Annuitant if the Owner is a non‑natural person) prior to the later death of the Covered Lives is Contract Value only.
If you elect a Joint Life Guarantee for the Guaranteed Growth and Income Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
While both Covered Lives are living, if you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider, and provided that all Owner/ Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single Covered Life.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner/Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee Charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider, and provided that all Owner / Annuitant designation requirements

[4]
Federal tax regulations may require that a distribution take place upon Contract Owner’s death unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate.

outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee Charge.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Lifetime Withdrawal Guarantee and the Enhanced Death Benefit.
The Company will attempt to accommodate any other arrangements provided in a divorce decree.
What happens upon death under the Combination Rider?
The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)
Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step‑In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.
On a jointly owned Contract:

(a)
Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step‑In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement (less any Purchase Payment Enhancement(s) credited, and not already forfeited, in the 12 months preceding the date our Administrative Office receives proof of death for the Smart Foundation Plus Contract).

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)
Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as‑is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (less any Purchase Payment Enhancement(s) credited, and not already forfeited, in the 12 months preceding the date our Administrative Office receives proof of death for a Smart Foundation Plus Contract) and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (less any Purchase Payment Enhancement forfeited as a result of the withdrawal for the Smart Foundation Plus Base Contract Option ) and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).
Rider Charge
If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Guaranteed Growth and Income Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Optional Benefit Expenses” subsection under “What Are the Fees and Charges Under the Contract?”.
Investment Allocation Options
If you purchase the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand- alone Riders with regard to your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. Currently, the Investment Allocation Options

available with the Guaranteed Growth and Income Benefit Rider supersede those of the Enhanced Death Benefit Rider. The Investment Allocation Options are designed to reduce the overall volatility of your Contract and to limit the Company’s risk under the Riders. During rising markets, the Investment Allocation Options could cause your Contract Value to rise less than would be the case had you been invested in more aggressive investment strategies. Conversely, in declining markets, the Investment Allocation Options could cause your Contract Value to decline less than would be the case had you been invested in more aggressive investment strategies. These options are described in detail in “Guaranteed Growth and Income Benefit — Investment Allocation Options” above.
We reserve the right to add or change limitations and the way we administer them in the future. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
If you terminate the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.
Removal or Termination of the Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider
You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.
Inflation Protector Withdrawal Benefit Rider
The Inflation Protector Withdrawal Benefit Rider may not be available in all states and the Company reserves the right to generally discontinue or suspend the availability of the Rider for new sales from time to time. Please check with your financial professional to determine availability.
Benefit Overview and Important Information
Benefit Overview
Living Benefit Guarantee. The Inflation Protector Withdrawal Benefit (also referred to as “Rider” throughout this section) is an optional benefit that provides a Living Benefit Guarantee. This Rider provides for Living Benefit Withdrawals that are adjusted for Inflation Increases and market Step- Ups. The Living Benefit Guarantee provides a choice of withdrawals for either –

1)	the lifetime of the last surviving Covered Life under the Lifetime Withdrawal Guarantee, or

2)	the earlier of the Standard Withdrawal Benefit Balance reducing to zero or the lifetime of the last surviving Covered Life under the Standard Withdrawal Guarantee.
The Inflation Increase provides a compound interest increase to the Withdrawal Benefit Base, while market Step‑Ups lock in Contract Value annually (if higher than the Withdrawal Benefit Base after the Inflation Increase is credited). The Withdrawal Benefit Base is accumulated in this way both before and after withdrawals under the Living Benefit Guarantee are exercised (Inflation Increases may expire under certain conditions).
The Living Benefit Withdrawal is based on this Withdrawal Benefit Base and provides income at eligible ages.

Under the Lifetime Withdrawal Guarantee, lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with the age of the younger Covered Life and the number of years that Purchase Payments have been in the Contract (if applicable) at the time the Lifetime Withdrawal Guarantee is exercised.
Under the Standard Withdrawal Guarantee, income for the earlier of the Standard Withdrawal Benefit Balance reducing to zero or life is guaranteed as a percentage of the Withdrawal Benefit Base. The percentage is selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected. The available percentages vary with the then applicable Lifetime Withdrawal Rate, the Standard Withdrawal Rate Threshold, and the age of the younger Covered Life at the time the Standard Withdrawal Guarantee is exercised.
This Rider is appropriate for someone who is seeking guaranteed income which grows with inflation, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Withdrawal Benefit Base. Income under the Lifetime Withdrawal Guarantee and the Standard Withdrawal Guarantee becomes available starting at age 55. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.
The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and “What happens on the Annuity Date under the Rider.”
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this Prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed living benefit withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•
All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “Surrender Charge” subsection of — “What Are the Fees and Charges Under the Contract?” for details) and any other applicable charges.

•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Variable Investment Options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

•
To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•
Withdrawals from Qualified Contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider.

Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract
At the time you purchase your Contract, you have the option to purchase an Inflation Protector Withdrawal Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any available Base Contract Option, and may also be purchased in combination with the Enhanced Death Benefit Rider (see “Enhanced Death Benefit Rider” and “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements
The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35 and 85, and the younger Covered Life is between the ages of 35 and 80.
A Covered Life must always meet issue age requirements at time of designation.
Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.
For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith
Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith
Single and Joint Life Guarantees
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply, and no additional Covered Life may be added in the future.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Living Benefit Guarantee.
The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.
Withdrawal Benefit Base
The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount for the Living Benefit Guarantee withdrawal options.

In the Deferral Phase, the Withdrawal Benefit Base can grow due to Inflation Increases, Step- Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with Inflation Increases, or annual Step-Ups and decrease for Excess Withdrawals.
Subsequent Purchase Payments will not be permitted during the Withdrawal Phase.
How is the Withdrawal Benefit Base determined?
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Purchase Payments received by the Company.
After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.
In the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Each year on the Contract Anniversary until the end of the Deferral Phase Inflation Increase Period (described below), an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity until the younger Covered Life reaches the Maturity Age or until the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Early Access Withdrawals (see the “Deferral Phase — Early Access Withdrawal Option” paragraph under “Withdrawal Options under the Rider — Deferral Phase” for more details).
At the time the Living Benefit Guarantee is first exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value.
Please, see the “Inflation Protector Withdrawal Benefit Rider: Withdrawal Benefit Base at the start of Living Benefit Withdrawals” example in “Appendix C: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Living Benefit Guarantee withdrawals.
The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.
In the Withdrawal Phase, each year on the Contract Anniversary until the end of the Withdrawal Phase Inflation Increase Period (described below) an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will continue to be evaluated for an Automatic Annual Step-Up opportunity until the younger Covered Life reaches the Maturity Age or until the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Excess Withdrawals (see the “Effect of Withdrawals on Withdrawal Benefit Base” and “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details).
There are additional conditions that apply to Withdrawal Benefit Base increases if your Base Contract option includes Purchase Payment Enhancements. Please see “Smart Foundation Plus Base Contract Option and the Inflation Protector Withdrawal Benefit Rider.”
The Maximum Withdrawal Benefit Base is $10,000,000 for Inflation Protector Withdrawal Benefit Riders purchased before May 1, 2025 and $50,000,000 for Inflation Protector Withdrawal Benefit Riders purchased on or after May 1, 2025.
Inflation Increase of Withdrawal Benefit Base
On each Contract Anniversary, before the end of the Deferral Phase Inflation Increase Period in the Deferral Phase or the Withdrawal Phase Inflation Increase Period in the Withdrawal Phase, and if

the Withdrawal Benefit Base is greater than zero, the Company will credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase is calculated on the Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year.
Inflation Factor. The Inflation Factor is calculated based on the Consumer Price Index for All Urban Consumers (the “CPI-U”), which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one-month lag. If this Index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90-days’ notice prior to any such change.
CPI-U. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. It represents a substantial percentage of the total U.S. population, counting almost all residents of urban and metropolitan areas. The CPI-U, or “headline inflation,” is the most comprehensive and widely used inflation measurement. Unlike the widely utilized core inflation, CPI-U includes goods with high price volatility such as food and energy.
The Inflation Factor applicable to the Contract on its Contract Anniversary will be determined at the beginning of the calendar month that contains the Contract Anniversary. The Inflation Factor equals the lesser of the Maximum Inflation Factor of 6% or the ratio of (1) to (2), where:

(1)	is the greater of zero and the difference between (a) and (b), where:

(a)	is the CPI-U released in the previous month (most recent release), and

(b)	is the CPI-U released twelve months prior to the most recent release, and

(2)	is the CPI-U released twelve months prior to the most recent release.
Maximum Inflation Factor for Inflation Protector Withdrawal Benefit varies in certain states — please see “Appendix D: State Variations” for details.
Average Monthly Withdrawal Benefit Base. The average monthly Withdrawal Benefit Base is used to calculate the annual Inflation Increase. The average monthly Withdrawal Benefit Base is the average monthly value (on each Monthly Anniversary) of the Withdrawal Benefit Base over the previous twelve months of the Contract Year.
Deferral Phase Inflation Increase Period. In the Deferral Phase, the period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base is defined as the Deferral Phase Inflation Increase Period.
The Deferral Phase Inflation Increase Period begins on the Rider Effective Date and lasts until the end of the Deferral Phase (see “Deferral Phase” paragraph below under “Contract Phases under the Rider – Overview”).
Please see “Inflation Protector Withdrawal Benefit Rider: Inflation Increase of Withdrawal Benefit Base in Deferral Phase” in “Appendix C: Numerical Examples.”
Withdrawal Phase Inflation Increase Period – Lifetime Withdrawal Guarantee.  In the Withdrawal Phase under the Lifetime Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” below), Inflation Increases will be applied to the Withdrawal Benefit Base as long as the Contract Value is greater than zero within the Withdrawal Phase.

If at some point in the Withdrawal Phase under the Lifetime Withdrawal Guarantee the Contract Value reduces to zero, the Withdrawal Phase Inflation Increase Period will cease when 20 Contract Years have passed since the later of (1) and (2), where:

(1)	is the Contract Year in which Lifetime Withdrawals began; and

(2)	is the date of the most recent Automatic Annual Step-Up of Withdrawal Benefit Base.
If the Contract is still in the Withdrawal Phase when the younger Covered Life reaches the Maturity Age or on the Annuity Date (if earlier), the Withdrawal Phase Inflation Increase Period will cease upon Annuitization.
Withdrawal Phase Inflation Increase Period – Standard Withdrawal Guarantee. In the Withdrawal Phase under the Standard Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”), Inflation Increases will be applied to the Withdrawal Benefit Base until the earlier of (1) and (2), where:

(1)	is when the younger Covered Life reaches the Maturity Age or the Annuity Date (if earlier); and

(2)	is the last Contract Anniversary prior to the Standard Withdrawal Benefit Balance reducing to zero.
Automatic Annual Step-Up of Withdrawal Benefit Base
An Automatic Annual Step-Up of Withdrawal Benefit Base is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until the younger Covered Life reaches the Maturity Age or until the Annuity Date (if earlier), your Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after an Inflation Increase is credited, if applicable), the Withdrawal Benefit Base will automatically Step-Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless you have chosen the Lifetime Withdrawal Guarantee and the Lifetime Withdrawal Rate is also increased (see the “Lifetime Withdrawal Rate after Step-Up” paragraph under “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” below).
Example. Please see “Inflation Protector Withdrawal Benefit Rider: Automatic Annual Step-Up of Withdrawal Benefit Base in Deferral Phase” in “Appendix C: Numerical Examples.”
Effect of Additional Purchase Payments
During the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Purchase Payments made on the Contract Anniversary are credited to the Withdrawal Benefit Base after the Inflation Increase is credited and evaluation for an Automatic Annual Step-Up of Withdrawal Benefit Base takes place.
Additional Purchase Payments will not be permitted during the Withdrawal Phase.
Additional Notes for the Withdrawal Benefit Base
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.
The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

Smart Foundation Plus Base Contract Option and the Inflation Protector Withdrawal Benefit Rider
This section applies only if you purchase the Smart Foundation Plus Base Contract Option.
Effect of Purchase Payment Enhancements on the Withdrawal Benefit Base
Purchase Payment Enhancements are not included in the initial Withdrawal Benefit Base on the Contract Date, and do not increase the Withdrawal Benefit Base when Subsequent Purchase Payments are made.
Automatic Annual Step-Up of Withdrawal Benefit Base — Deferral Phase. If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If an Automatic Annual Step-Up of Withdrawal Benefit Base under this Rider takes place, any Purchase Payment Enhancements which are part of the then current Contract Value also become part of the Withdrawal Benefit Base.
Withdrawal Benefit Base Enhancement True-Up
This feature is not available in New York.
Each Purchase Payment Enhancement is subject to the Withdrawal Benefit Enhancement True- Up Waiting Period of three years, beginning on the date of the Purchase Payment, for inclusion in the True-Up evaluation. After the Withdrawal Benefit Base True-Up Waiting Period has elapsed for the Initial Purchase Payment, the Withdrawal Benefit Enhancement True-Up will take place every anniversary, until a withdrawal is taken (including Early Access Withdrawals).
Evaluation for a Withdrawal Benefit Base Enhancement True-Up will be carried out in the following order:

Step 1: Inflation Increase is credited to the Withdrawal Benefit Base,

Step 2: Withdrawal Benefit Base is evaluated for an Automatic Annual Step-Up of Withdrawal Benefit Base,

Step 3: Withdrawal Benefit Base is evaluated for Withdrawal Benefit Base Enhancement True- Up. At the time of Withdrawal Benefit Base Enhancement True-Up evaluation, your Withdrawal Benefit Base (determined in Step 2) will be compared to the Withdrawal Benefit Enhancement True-Up Base.
The Withdrawal Benefit Enhancement True-Up Base is the sum of (1) and (2), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place; and

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation, multiplied by the Withdrawal Benefit Enhancement True-Up percentage of 100%.
If the Withdrawal Benefit Base (determined in Step 2) is less than the Withdrawal Benefit Enhancement True-Up Base, your Withdrawal Benefit Base will be set equal to the Withdrawal Benefit Enhancement True-Up Base.
If you take any withdrawals, including Early Access Withdrawals, your Withdrawal Benefit Base will no longer be evaluated for Withdrawal Benefit Base Enhancement True-Up.

Purchase Payments made on the Contract Anniversary will be added to the Withdrawal Benefit Base after the evaluation for Withdrawal Benefit Base Enhancement True-Up has occurred.
Please, refer to the “Inflation Protector Withdrawal Benefit Rider: Enhancement True-Up” example in “Appendix C: Numerical Examples.”
Rider Charge
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Inflation Increase for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options pro-rata based on the Fund allocation at the time of deduction.
Please see “Inflation Protector Withdrawal Benefit Rider: Rider Charge” in “Appendix C: Numerical Examples.”
If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge, on the date the Contract is surrendered. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.
The Rider Charge for a Single Life Guarantee is 1.80% for the current Inflation Protector Withdrawal Benefit VI Rider (1.25% for Inflation Protector Withdrawal Benefit I, II, and III Riders, 1.40% for Inflation Protector Withdrawal Benefit IV and V Riders), and 2.05% for a Joint Life Guarantee for the current Inflation Protector Withdrawal Benefit VI Rider (1.50% for Inflation Protector Withdrawal Benefit I, II, and III Riders, 1.65% for Inflation Protector Withdrawal Benefit IV and V Riders). The maximum Rider Charge is 2.50% and the maximum Rider Charge Increase is 0.50%. Current and maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Optional Benefit Expenses” subsection under “What Are the Fees and Charges Under the Contract?”.
The Rider Charge for Inflation Protector Withdrawal Benefit varies in certain states — please see “Appendix D: State Variations” for details.
On the date of an Automatic Annual Step-Up of Withdrawal Benefit Base to the Contract Value, the Rider Charge may be increased, but by no more than the maximum Rider Charge Increase, and will not be greater than the Rider Charge applicable to the class of Contract Owners then electing this Rider. The Rider Charge will not exceed the maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups of Withdrawal Benefit Base will be suspended.
The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary, on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. The Rider Charge upon reinstatement may be increased by more than the maximum Rider Charge increase, but will never exceed the maximum Rider Charge.

Contract Phases under the Rider — Overview
The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I.	Deferral Phase
Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Living Benefit Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” in “Withdrawal Options under the Rider — Deferral Phase” for details.
The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)
One of the Living Benefit Guarantee withdrawal options is exercised (Lifetime Withdrawal Guarantee and Standard Withdrawal Guarantee not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details),

(b)	Contract Value is reduced to zero and the Living Benefit Guarantee is not available (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero and the Living Benefit Guarantee is available (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(2)
The younger Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” for more details),

(d)	Termination of the Contract or Rider, or

(e)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II.	Withdrawal Phase
The period during which you take withdrawals under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase.
The Withdrawal Phase begins when you first exercise one of the Living Benefit Guarantee withdrawal options (i.e., initiate living benefit withdrawals) and continues until the earliest of the following:

(a)
Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Living Benefit Guarantee is available based on the age of the younger Covered Life (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” below for more details);

(b)	Termination of the Contract or Rider;

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details);

(2)
The younger Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” for more details);

(d)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.
The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime Withdrawals and Standard withdrawals become available at Actual Age 55 of the younger Covered Life. Please see “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and “Standard Withdrawal Guarantee under the Living Benefit Guarantee” for details.
Withdrawal Options under the Rider — Overview
Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both Contract Phases, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender Charges are not a fixed amount. Please see “What Are the Fees and Charges Under the Contract? – Surrender Charge” for more details.
Deferral Phase
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase.
You must request to remain in the Deferral Phase. If no written request is made and you are eligible to receive Living Benefit Guarantee withdrawals (based on the age of the younger Covered Life), your Living Benefit Guarantee will be initiated and the Contract will move into the Withdrawal Phase.
Withdrawal Phase — Living Benefit Guarantee
Once the younger Covered Life has reached the eligible age of 55, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase.
Once withdrawals have started under the Living Benefit Guarantee, partial Annuitization is no longer available.
Living Benefit Guarantee
There are two Living Benefit Guarantee withdrawal options in the Withdrawal Phase: the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. You must elect one of the withdrawal options at the time the Living Benefit Guarantee is exercised. You cannot change withdrawal options at any time after the election is requested. The Living Benefit Guarantee withdrawal options are only available if the Actual Age of the younger Covered Life at the time of the first Living Benefit Guarantee withdrawal is 55 or older for both the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. Unless requested in writing to remain in the Deferral Phase, if withdrawals are requested after the age at which the Living Benefit Guarantee withdrawal options become available, the Contract will be entered into the Withdrawal Phase under the Living Benefit Guarantee.
Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Termination of Inflation Protector Withdrawal Benefit Rider” below for more details).

Withdrawal Options under the Rider – Deferral Phase
Deferral Phase – Early Access Withdrawal Option
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals are considered Early Access Withdrawals (referred to as Deferral Phase Withdrawals in the Contract), and allow you to wait for a higher Lifetime Withdrawal Rate. You may elect to take the Early Access Withdrawal as a one- time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.
If you request a withdrawal before the Living Benefit Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or periodically under the systematic withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more information.
If the Lifetime Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is available to you (based on the age of younger Covered Life), you must request in writing to remain in the Deferral Phase. If no written request is made, the Living Benefit Guarantee will be exercised under the Lifetime Withdrawal Guarantee and the Contract will move into the Withdrawal Phase.
If the Lifetime Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is not available to you (based on the age of younger Covered Life), the Living Benefit Guarantee will be exercised under the Standard Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”) at the lowest available Standard Withdrawal Rate, and the Contract will move into the Withdrawal Phase.
If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Early Access Withdrawals on Withdrawal Benefit Base
Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount; and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal; and

(2)	is the Contract Value (less any Purchase Payment Enhancement forfeited as a result of the withdrawal for Smart Foundation Plus Contracts) just prior to the Early Access Withdrawal.

Effect of Early Access Withdrawal on Contract Value
Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph under “What Are the Fees and Charges Under the Contract?” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Partial Annuitization
Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base and the Contract Value in the same manner as Early Access Withdrawals (described above).
Withdrawal Options under the Rider – Lifetime Withdrawal Guarantee under the Living Benefit Guarantee
Under the Lifetime Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee).
Calculating Lifetime Withdrawals
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Lifetime Withdrawal Rate
The Lifetime Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee. The Lifetime Withdrawal Rate is the sum of the Age-Based Lifetime Withdrawal Rate (shown in the table below) and the Effective Waiting Bonus (see below) if applicable. For a Single Life Guarantee, the Actual Age of the Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate. For a Joint Life Guarantee, the Actual Age of the younger Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate.
Age-Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit VI and the prior Inflation Protector Withdrawal Benefit V Rider (available for Contracts issued on or after June 1, 2022)

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	2.75%	2.25%
60	65	3.40%	2.90%
65	70	4.15%	3.65%
70	75	4.25%	3.75%
75 and over		4.50%	4.00%

Age-Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit IV (available for Contracts issued on or after November 2, 2020, and before June 1, 2022)

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	2.25%	1.75%
60	65	2.90%	2.40%
65	70	3.65%	3.15%
70	75	3.75%	3.25%
75 and over		4.00%	3.50%
Age-Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit III (available for Contracts issued on or after May 1, 2020, and before November 2, 2020)

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	2.00%	1.50%
60	65	2.65%	2.15%
65	70	3.35%	2.85%
70	75	3.45%	2.95%
75 and over		3.70%	3.20%
Age-Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit II (available for Contracts issued on or after September 1, 2019, and before April 9, 2020)

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.60%	3.10%
65	70	4.30%	3.80%
70	75	4.65%	4.15%
75 and over		5.00%	4.50%
Age-Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit I (available for Contracts issued prior to September 1, 2019)

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.50%	3.00%
65	70	4.00%	3.50%
70	75	4.50%	4.00%
75 and over		5.00%	4.50%

Effective Waiting Bonus. The Effective Waiting Bonus (referred to as Effective Lifetime Withdrawal Rate Adjustment in the Contract) is the sum of the Waiting Bonus (as defined below) for each Purchase Payment. The Effective Waiting Bonus is not applicable if:

(1)
The Withdrawal Rate Adjustment Waiting Period, the Maximum Withdrawal Rate Adjustment Period, and the Annual Adjustment Rate are “Not applicable” as specified in the Additional Contract Specifications; or

(2)	For each Purchase Payment, the Age of the Purchase Payment (as defined below) is zero.
Waiting Bonus. For each Purchase Payment, the Waiting Bonus is the ratio of (1) to (2), where:

(1)	is the product of (a), (b), and (c), where:

(a)	is the Age of the Purchase Payment at the time the Lifetime Withdrawal Guarantee is first exercised;

(b)	is the Annual Adjustment Rate of 0.10%; and

(c)	is the Purchase Payment amount; and

(2)	the total amount of Purchase Payments at the time the Lifetime Withdrawal Guarantee is first exercised.
The Age of the Purchase Payment is defined as the greater of zero and the difference between
(1)	and (2), where:

(1)	is the number of Contract Years since the date of the Purchase Payment, subject to the Maximum Withdrawal Rate Adjustment Period of 10 years; and

(2)	is the Withdrawal Rate Adjustment Waiting Period of 0 years.
Please see “Inflation Protector Withdrawal Benefit Rider -Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” in “Appendix C: Numerical Examples.”
The Waiting Bonus feature is not available in New York.
Lifetime Withdrawal Rate after Step-Up
If an Automatic Annual Step-Up of Withdrawal Benefit Base occurs during the Withdrawal Phase under the Lifetime Withdrawal Guarantee, the Contract is eligible to receive the Age-Based Lifetime Withdrawal Rate for the current age of the younger Covered Life. The Effective Waiting Bonus would be added to the new Age-Based Lifetime Withdrawal Rate. It would NOT be recalculated at that time for any additional time elapsed since Purchase Payments were made.
Effect of Withdrawals On Withdrawal Benefit Base
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.
Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount; and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value (less any Purchase Payment Enhancements forfeited as a result of the withdrawal for Smart Foundation Plus Contracts) immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Please see “Inflation Protector Withdrawal Benefit Rider—Lifetime Withdrawal Guarantee: Excess Withdrawals” example in “Appendix C: Numerical Examples.”
If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.
At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in “Effect of Contract Value reducing to zero” under “What If the Withdrawal Benefit Base or Contract Value is reduced to zero?”

Withdrawal Options under the Rider – Standard Withdrawal Guarantee under the Living Benefit Guarantee
Standard Withdrawal Guarantee
Under the Standard Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) until the Standard Withdrawal Benefit Balance is reduced to zero, or for the lifetime of the last surviving Covered Life (whichever is earlier).
The Standard Withdrawal Guarantee does not provide a lifetime benefit. The Standard Withdrawal Benefit Balance cannot be withdrawn and is not payable as a death benefit.
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Standard Withdrawal Rate
The Standard Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee, and is equal to the Standard Withdrawal Rate selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected.
Standard Withdrawal Rates are shown in the table below. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be those Standard Withdrawal Rates that are greater than or equal to the sum of the then applicable Lifetime Withdrawal Rate at the time the Living Benefit Guarantee is first exercised and the Standard Withdrawal Rate Threshold of 0.50%.
Standard Withdrawal Rates:

Age	Rate
55 and over	5.00% 6.00%
Example: Please see “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee: Available Standard Withdrawal Rates” in “Appendix C: Numerical Examples.”
Standard Withdrawal Benefit Balance
The Standard Withdrawal Benefit Balance is used to determine how long the benefit will last under the Standard Withdrawal Guarantee. The Standard Withdrawal Benefit Balance is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee, and is set equal to the Withdrawal Benefit Base at this time. The Standard Withdrawal Benefit Balance will decrease for withdrawals less than or equal to the Guaranteed Annual Withdrawal Amount by the amount of the Withdrawal up to the Standard Annual Reduction (described below). The Standard Withdrawal Benefit Balance will Step-Up to the Contract Value at the time of an Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value (if applicable).

Standard Annual Reduction
The Standard Annual Reduction is the maximum amount by which the Standard Withdrawal Benefit Balance is reduced when a withdrawal up to the Guaranteed Annual Withdrawal Amount is taken. The Standard Annual Reduction is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee. At this time, the Standard Annual Reduction will be set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base and will initially be equal to the Guaranteed Annual Withdrawal Amount. While the Guaranteed Annual Withdrawal Amount may increase thereafter as a result of Inflation Increases, the Standard Annual Reduction will not. The Standard Annual Reduction will be recalculated upon Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value, and may decrease upon an Excess Withdrawal.
Effect of Withdrawals on Standard Withdrawal Benefit Balance
During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

•
For as long as cumulative withdrawals in the Contract Year are less than or equal to the Standard Annual Reduction, the Standard Withdrawal Benefit Balance will be reduced by the dollar amount of the withdrawal taken, up to the Standard Annual Reduction. Please refer to “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” Scenario 1 - Contract Months 1 through 5 in “Appendix C: Numerical Examples.”

•
The Standard Withdrawal Benefit Balance will not be reduced for amounts withdrawn in excess of the Standard Annual Reduction when cumulative withdrawals in the Contract Year exceed the Standard Annual Reduction but are less than or equal to the Guaranteed Annual Withdrawal Amount. Please refer to “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” Scenario 1 - Contract Months 6 through 10 in “Appendix C: Numerical Examples.”

•
If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken. Please refer to “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” Scenario 1 - Contract Months 11 and 12 in “Appendix C: Numerical Examples.”

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Standard Withdrawal Benefit Balance.
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.
Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal, and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value (less any Purchase Payment Enhancements forfeited as a result of the withdrawal for Smart Foundation Plus Contracts) immediately prior to the Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Please see “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” Scenario 1 - Contract Months 11 and 12 in “Appendix C: Numerical Examples.”
Effect of Standard Withdrawals on Withdrawal Benefit Base
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Withdrawal Benefit Base.
Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value (less any Purchase Payment Enhancements forfeited as a result of the withdrawal for Smart Foundation Plus Contracts) immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Please see “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” Scenario 1 - Contract Months 11 and 12 in “Appendix C: Numerical Examples.”
If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary. If this recalculated amount is less than the Standard Annual Reduction, the Standard Annual Reduction will be reset to the Guaranteed Annual Withdrawal Amount.

Please see “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” Scenario 2 in “Appendix C: Numerical Examples.”
At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value Reducing to Zero” subsection below.
Effect of Standard Withdrawal Benefit Balance Reducing to Zero. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value is greater than zero, the Standard Withdrawal Benefit Balance will be reset to the Contract Value, and the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company with the request to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount and the Standard Annual Reduction will be recalculated, and the Guarantee will continue based on recalculated values. Inflation Increases will continue at the time the Standard Withdrawal Benefit Balance is reset to the Contract Value. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Guaranteed Annual Withdrawal Amount in the final year. In the final year the Standard Withdrawal Guarantee is active (i.e., the Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, and is calculated according to the following process:

(1)
Every Contract Anniversary, the Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, the Contract may be entering the final year of the Guarantee, and the Guaranteed Annual Withdrawal Amount will be reduced.

(2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of (i) to (ii) where:

(i)	is the Standard Withdrawal Benefit Balance at the start of the final year of the Standard Withdrawal Guarantee, and

(ii)	is the Standard Annual Reduction at the start of the final year of the Standard Withdrawal Guarantee.

(3)
The reduced Guaranteed Annual Withdrawal Amount in the final year of the Guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount (Withdrawal Benefit Base multiplied by the Standard Withdrawal Rate) by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Please see “Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee: Guaranteed Annual Withdrawal Amount in the Final Year” in “Appendix C: Numerical Examples.”

Systematic Withdrawals
Systematic withdrawals may be taken under any of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the Free Withdrawal provision of this Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but Surrender Charges will apply once the Free Withdrawal Amount has been depleted.
Required Minimum Distributions and the Inflation Protector Withdrawal Benefit Rider
If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (“RMD”) withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Penn Mutual Contract only.
Required Minimum Distributions in the Deferral Phase
In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives the request to enter the Withdrawal Phase. Each RMD will reduce the Withdrawal Benefit Base as outlined in “Effect of Early Access Withdrawals on Withdrawal Benefit Base” under “Withdrawal Options under the Rider—Deferral Phase.”
Required Minimum Distributions in the Withdrawal Phase
RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.
In the Withdrawal Phase under the Standard Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Please see “RMD and Inflation Protector Withdrawal Benefit Rider - Standard Withdrawal Guarantee” in “Appendix C: Numerical Examples.”

In the Withdrawal Phase under the Lifetime Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Please see “RMD and Inflation Protector Withdrawal Benefit Rider – Lifetime Withdrawal Guarantee” in “Appendix C: Numerical Examples.”
If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Inflation Protector Withdrawal Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.
Section 72 (q)/(t) Considerations
If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1/2.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (“Section 72 (q)/(t)”) prior to age 59 1/2, you may do so systematically. If Living Benefit Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Living Benefit Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the Section 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.
Section 72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined in “Effect of Early Access Withdrawals on Withdrawal Benefit Base” under “Withdrawal Options under the Rider- Deferral Phase.” If Section 72 (q)/(t) withdrawals are taken under the Living Benefit Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.
At the end of your Section 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last Section 72 (q)/(t) payment.
Investment Allocation Options
Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Variable Investment Options which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the Funds from Variable Investment Options which are not on the list to the Money Market Subaccount. You may specify a new allocation among Variable Investment Options on the list of available options at any time.
If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
The Fixed Account
Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.
The Separate Account
Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
The list of Variable Investment Options available as Investment Options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Variable Investment Options only:

Penn Series Funds, Inc.	Adviser/Sub-Adviser
Money Market Fund	Penn Mutual Asset Management, LLC (“PMAM”)
Limited Maturity Bond Fund	PMAM
Quality Bond Fund	PMAM
High Yield Bond Fund	PMAM
Flexibly Managed Fund	PMAM / T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.
Balanced Fund	PMAM
Index 500 Fund	PMAM / SSGA Funds Management, Inc. (“SSGA”)
Small Cap Index Fund	PMAM / SSGA
Developed International Index Fund	PMAM / SSGA
Aggressive Allocation Fund	PMAM
Moderately Aggressive Allocation Fund	PMAM
Moderate Allocation Fund	PMAM
Moderately Conservative Allocation Fund	PMAM
Conservative Allocation Fund	PMAM
Purchase Payments or transfers directed to the Variable Investment Options that are not listed above will not be accepted.
Effect of Withdrawal Benefit Base Reducing to Zero
If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the

Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values. A new Inflation Increase Period will begin at the time the Withdrawal Benefit Base is reset to the Contract Value, depending on the current Contract phase.
If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Effect of Contract Value Reducing to Zero
If the Contract Value is reduced to zero and any benefits are due under the Living Benefit Guarantee, payments will continue according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.
If the Contract Value reduces to zero in the Deferral Phase:

•
If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, and the Lifetime Withdrawal Guarantee is available (based on age of the younger Covered Life), the Contract will be annuitized using the Lifetime Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life). The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Waiting Bonus (if applicable) at the time the Contract Value is reduced to zero. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•
If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, but the Lifetime Withdrawal Guarantee is not available (based on age of the younger Covered Life), the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Living Benefit Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.
If the Contract Value reduces to zero in the Withdrawal Phase under the Standard Withdrawal Guarantee:

•
If the Standard Withdrawal Benefit Balance is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life(ves) (whichever ends earlier). Inflation Increases will still be credited to the Withdrawal Benefit Base.

•	If the Standard Withdrawal Benefit Balance also reduces to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase under the Lifetime Withdrawal Guarantee:

•
If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves). Inflation Increases will be credited until the end of the Lifetime Withdrawal Guarantee Inflation Increase Period.

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.
What happens on the Annuity Date under the Rider?
The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized.
If the Inflation Protector Withdrawal Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an Annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at Annuitization:

(1)	Surrender the Contract and receive a Surrender Value;

(2)	Apply the Contract Value to any of the Annuity options described in the “Annuity options” section of the Contract;

(3)	Annuitize your Contract under the terms of the Rider.
If the Contract is surrendered or if the Contract Value is applied to an Annuity option described in the Contract, the Living Benefit Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the elected Living Benefit Guarantee withdrawal option.
Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•
If the Contract is in the Deferral Phase as of the Annuity Date, and the Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life, it will be annuitized under the Lifetime Withdrawal Guarantee at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization. The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Waiting Bonus (if applicable) at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•
If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. This amount will be payable annually until the Standard Withdrawal Benefit Balance is reduced to zero or the lifetime of the last surviving Covered Life, whichever is earlier. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•
If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life and the Standard Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized according to the terms of the Contract.

•
If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•
If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or the lifetime of the last surviving Covered Life, whichever is earlier. The Standard Withdrawal Period Remaining is based on the ratio of the Standard Withdrawal Benefit Balance to the Standard Annual Reduction at the time of Annuitization, rounded up to the next integer. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

You must select an Annuity option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.
When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity option after the Contract is annuitized. You may no longer be able to choose to make withdrawals from your Contract (depending on which Annuity option you select).
If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.
Annuitization under the Rider provisions vary in certain states — please see “Appendix D: State Variations” for details.
What happens upon death under the Rider?
The Inflation Protector Withdrawal Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The death benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.
If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).
Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

Removing the Inflation Protector Withdrawal Benefit Rider from your Contract
You can cancel the Inflation Protector Withdrawal Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.
Termination of the Inflation Protector Withdrawal Benefit Rider
Upon the earliest of the following, the Inflation Protector Withdrawal Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust; or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the successor Owner of the Contract and the Rider upon Contract Owner’s death; or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime; or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.
Upon Rider termination:

•	Charges for the Rider stop accruing (accrued but un-assessed Rider charges will be deducted on the next applicable date when Rider Charges are deducted);

•	Investment Allocation restrictions no longer apply; and

•	Guaranteed minimum withdrawals available under the Rider will terminate.
If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)
Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)
Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Living Benefit Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.
Termination provisions may vary by state — please see “Appendix D: State Variations” for details.
Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders
Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders may not be available in all states. Please check with your financial professional to determine availability.
Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract
You may purchase both the Inflation Protector Withdrawal Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.
The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements
The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35 and 75.
A Covered Life must always meet issue age requirements at time of designation.
Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.
For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If

Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Single and Joint Life Guarantees
The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract5 and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (who is not the sole Annuitant) prior to the later death of the Covered Lives is Contract Value only.
If you elect a Joint Life Guarantee for the Inflation Protector Withdrawal Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
While both Covered Lives are living, if you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, all Single Rider features and benefits provided under the Rider will apply and no additional Covered Life may be added in the future.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner/Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the

[5]
Federal tax regulations may require that a distribution take place upon Contract Owner’s death unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate.

Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner/Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined in “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined in “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Living Benefit Guarantee and the Enhanced Death Benefit.
The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.
What happens upon death under the Combination Rider?
The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the sole Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)
Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.
On a jointly owned Contract:

(a)
Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement (less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited for the Smart Foundation Plus Contract).

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)
Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as-is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not already been forfeited for the Smart Foundation Plus Contract) and thus terminate the

Contract and the Combination Rider, or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).
If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited for the Smart Foundation Plus Base Contract) and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited for the Smart Foundation Plus Base Contract) and thus terminate the Contract and the Rider.

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not already been forfeited for the Smart Foundation Plus Contract) and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).

Rider Charge
If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Inflation Protector Withdrawal Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in “What Are the Fees and Charges Under the Contract? – Rider Charges”.
Investment Allocation Options
If you purchase the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-alone Riders with regard to your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. Currently, the Investment Allocation Options available with the Inflation Protector Withdrawal Benefit Rider supersede those of the Enhanced Death Benefit Rider. These options are described in detail in “Inflation Protector Withdrawal Benefit-Investment Allocation Options” above.
We reserve the right to add or change limitations and the way we administer them in the future. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
If you terminate the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.
Removal or Termination of the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Combination Rider
You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.
Guaranteed Minimum Accumulation Benefit
Benefit Overview and Important Information
The Guaranteed Minimum Accumulation Benefit Rider is not available for new Contracts issued after November 1, 2021.
Benefit Overview
The Guaranteed Minimum Accumulation Benefit (referred to as the “Rider” below) is an optional benefit that ensures the availability of a minimum value at the end of the Benefit Period (10 years). Your Contract Value will fluctuate depending on the performance of your selected Variable Investment Options, and there is a risk of losing value in your Variable Investment Options, including the possibility of your Contract Value reducing below your initial investment amount. This Rider provides protection of the principal investment, while having the opportunity to periodically lock-in the investment gains.
Contract Owner/Annuitant covered under the Rider will receive the guaranteed return of the Initial Purchase Payment, pro-rated for withdrawals, after the expiration of the Benefit Period (10 years). Subsequent Purchase Payments made in the first Contract Year following the Rider Effective Date, Step-Up, or renewal, are also included.
If the Contract Value is less than the Guaranteed Minimum Accumulation Benefit Base at the end of the Benefit Period, the Contract Value will be increased to equal the Guaranteed Minimum Accumulation Benefit Base. Additionally, the Rider provides the option to periodically lock in market gains and extend the Benefit Period.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this Prospectus for an additional charge.

•	The Guaranteed Minimum Accumulation Benefit may not be added to a Smart Foundation Flex Variable Annuity Contract purchased on or after May 27, 2016.

•	The Rider Charges are non-refundable, whether or not your Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value while the Rider is in effect or at the end of the Benefit Period.

•	Withdrawals taken to satisfy the Required Minimum Distribution requirements do not receive any special treatment under the Rider.

•	All withdrawals will reduce your Contract Value and the Guaranteed Minimum Accumulation Benefit Base.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit;

(2)	termination of the Rider;

(3)	termination of the Contract.
Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract
For Contracts issued prior to November 1, 2021, you may have purchased a Guaranteed Minimum Accumulation Benefit Rider as part of your Contract at the time the Contract was issued or if your Contract was issued prior to November 1, 2021, you may purchase the Rider on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 calendar days prior to your Contract Anniversary.
This Rider may not be purchased in combination with any other Rider described in this Prospectus.
The Rider Effective Date will be the Contract Date, or the Contract Anniversary following the date the request to issue the Rider after the Contract Date is approved by the Company.
Issue Age Requirements
Maximum issue age for the Guaranteed Minimum Accumulation Benefit Rider is 85. The Contract Owner / Annuitant must satisfy this requirement on the Rider Effective Date. Issue age is determined by the Age Nearest Birthday.
Owner/Annuitant Requirements
The Rider can only be purchased as a Single Life Guarantee and will cover the natural person named in the Contract as Contract Owner / Annuitant. If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If the Contract Owner is an entity, the Rider will cover the Annuitant. All Rider features and benefits are measured using the age and lifetime of the Contract Owner / Annuitant. The Rider is not available if Joint Contract Owners or Joint Annuitants are named in the Contract.

Guaranteed Minimum Accumulation Benefit Base
The Guaranteed Minimum Accumulation Benefit Base will be initially set equal to the Contract Value on the Rider Effective Date, and the Benefit Period will begin.
If the Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value at the end of the Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit Base. At the end of the Benefit Period, the Contract Owner can elect to receive the Guaranteed Minimum Accumulation Benefit or renew the Rider for a new Benefit Period. Benefit Period duration is 10 years.
Optional Step-Up of the Guaranteed Minimum Accumulation Base
You can lock-in the investment gains by electing to increase the Guaranteed Minimum Accumulation Benefit Base through the use of the Step-Up.
The Step-Up benefit is the increase of the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value. The Guaranteed Minimum Accumulation Benefit provides an optional Step-Up benefit, so your Guaranteed Minimum Accumulation Benefit Base will not Step-Up automatically. In order to elect a Step-Up, you must send a written notice to the following address: The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105. This written notice must be received by us 30 days prior to the Contract Anniversary on which you are eligible for a Step-Up Benefit.
Your first Step-Up opportunity is available on the 5th anniversary after the Rider Effective Date. If you do not elect a Step-Up at the first opportunity, you will be able to do so the following Contract Anniversary. An additional Step-Up benefit can be elected on or after the 5th anniversary of the most recent Step-Up.
Electing a Step-Up of the Guaranteed Minimum Accumulation Benefit resets the Benefit Period for another 10 years from the Step-Up date.
Effect of Withdrawals on the Guaranteed Minimum Accumulation Base
The Guaranteed Minimum Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Benefit Period. The reduction amount will be equal to the withdrawal amount (including any Purchase Payment Enhancement forfeited as a result of the withdrawal for Smart Foundation Plus Contracts) multiplied by the ratio of (1) and (2) where:

(1)	is the Guaranteed Minimum Accumulation Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
The reduction in the Guaranteed Minimum Accumulation Benefit Base will occur as of the date of each applicable withdrawal.
Effect of Additional Purchase Payments on the Guaranteed Minimum Accumulation Base
Subsequent Purchase Payments received during the first Contract Year of the Benefit Period (which starts on the Rider Effective Date, and can be renewed at the expiration or upon Step-Up) will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Subsequent Purchase Payments received after the first Contract Year of the Benefit Period will not be added to the Guaranteed Minimum Accumulation Benefit Base.

Effect of Purchase Payment Enhancements on the Guaranteed Minimum Accumulation Benefit Base
This section only applies if you have the Purchase Payment Enhancement Option of the Base Contract. Purchase Payment Enhancements will be included in the Guaranteed Minimum Accumulation Base whenever the Purchase Payments are included:

•	The Guaranteed Minimum Accumulation Base will be initially set equal to the Contract Value on the Rider Effective Date, which will also include any Purchase Payment Enhancements;

•
Subsequent Purchase Payments (and associated Purchase Payment Enhancements) received during the first Contract Year of the Benefit Period will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar.

Please, see “Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit” example in “Appendix C: Numerical Examples.”
Rider Charge
There is an additional charge for the Guaranteed Minimum Accumulation Benefit.
The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the Variable Investment Options. The Current Rider Charge for this Rider is 0.60%. The maximum Rider Charge is 1.00%. Please refer to “Table of Fees and Expenses – Annual Contract Expenses” section of this Prospectus for the summary of charges, or to “What Are the Fees and Charges Under the Contract? – Optional Benefit Expenses” for more details.
The effective annual Rider Charge may be increased upon elected Step-Up, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The Contract Owner can reject the Rider Charge increase by not electing the Step-Up, or terminating the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If the Rider Charge increase is rejected, the Contract Owner can elect a Step-Up on a future Contract Anniversary. Future Rider Charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.
If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.
Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options of the Variable Account, pro-rated for the Fund allocation at the time of deduction.
Investment Allocation Options
The Company reserves the right to make the availability of the Guaranteed Minimum Accumulation Benefit contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.
Required Minimum Distributions and the Guaranteed Minimum Accumulation Benefit
There is no special treatment of Required Minimum Distributions under the Guaranteed Minimum Accumulation Benefit Rider.

What happens at the end of the Benefit Period?
At the end of the Benefit Period, the Contract Owner can elect to renew the Guaranteed Minimum Accumulation Benefit for a new Benefit Period. The Guaranteed Minimum Accumulation Benefit Base will be increased to the Contract Value at the time of renewal, if higher.
You can also surrender the Contract and the Rider, and receive the greater of the Guaranteed Minimum Accumulation Base or the Contract Value, as of the end of the Benefit Period. Surrender Charges will apply to any Subsequent Purchase Payments that are not out of the Surrender Charge Period.
What if the Benefit Base or Contract Value goes to zero?
If the Guaranteed Minimum Accumulation Benefit Base goes to zero, the Guaranteed Minimum Accumulation Benefit Rider will be terminated.
If the Contract Value goes to zero, but the Guaranteed Minimum Accumulation Benefit Base is still positive, your benefit will continue until the end of the Benefit Period. At the end of the Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Base. At this point, you can either surrender the Contract at the newly established value, or you can renew the Rider at the same value.
What happens on the Annuity Date under the Rider?
When you purchase the Guaranteed Minimum Accumulation Benefit, your Annuity Date must be after the end of your Benefit Period. If you change the Annuity Date so that it is before the end of the Benefit Period, your Contract will be annuitized at the Contract Value, the Guaranteed Minimum Accumulation Benefit will be terminated, and the charges for this benefit will not be refunded.
What happens upon death under the Rider?
Upon the death of the Contract Owner/Annuitant, the Guaranteed Minimum Accumulation Benefit will terminate.
Removing the Guaranteed Minimum Accumulation Benefit from your Contract
You can cancel the Guaranteed Minimum Accumulation Benefit Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so.
Termination of the Guaranteed Minimum Accumulation Benefit
Upon the earliest of the following, the Guaranteed Minimum Accumulation Benefit will be terminated:

(1)	At the end of the Benefit Period if the Guaranteed Minimum Accumulation Benefit is not renewed;

(2)	At any time on or after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract;

(4)	Full surrender of the Contract;

(5)	Date of death of the Contract Owner/Annuitant;

(6)	Spousal Step-In of a Contract upon the Contract Owner’s death;

(7)	The Guaranteed Minimum Accumulation Benefit Base is reduced to zero.

All charges for the Rider will cease upon Rider termination. If the Contract is terminated, the Rider will also terminate.
Guaranteed Minimum Accumulation Benefit II Rider
Benefit Overview and Important Information
Benefit Overview
The Guaranteed Minimum Accumulation Benefit II (referred to as the “Rider” in this section) is an optional benefit that is designed to provide a minimum Contract Value at the end of the Accumulation Benefit Period. A Contract Owner may choose between an Accumulation Benefit Period of either 5 or 7 years under the Smart Foundation Prime Contract or 5 or 9 years under the Smart Foundation Plus Contract. Your Contract Value will fluctuate depending on the performance of your selected Variable Investment Options, and there is a risk of losing value in your Variable Investment Options, including the possibility of your Contract Value being reduced below your initial investment amount. This Rider is designed to provide a certain minimum level of protection of your principal investment and Purchase Payment Enhancement, if applicable, while having the opportunity to periodically lock-in any investment gains.
Effective July 1, 2023, a 5-year Accumulation Benefit Period is no longer available as an option at Contract issue when purchasing the Guaranteed Minimum Accumulation Benefit II Rider. Notwithstanding the foregoing, the 5-Year Accumulation Benefit Period remains available if you select a Reset Benefit option as of the Reset Benefit Date. When electing a Reset Benefit, you may elect the same Accumulation Benefit Period or change to a different available Accumulation Benefit Period (including a 5-Year Accumulation Benefit Period) on any Reset Benefit Date.
Contract Owner(s)/Annuitant(s) covered under the Rider will be guaranteed a minimum Contract Value that is equal to a set percentage of either 90% or 100% (depending upon the length of the Accumulation Benefit Period selected) of the Initial Purchase Payment and any applicable Purchase Payment Enhancement, adjusted for withdrawals, after the end of the Accumulation Benefit Period. Subsequent Purchase Payments and Purchase Payment Enhancements, if applicable, made in the first Contract Year, and in the first 12 months following the start of a new Accumulation Benefit Period after a Reset Benefit Date or renewal, are also added to the Accumulation Benefit Base.
If the Contract Value is less than the Guaranteed Minimum Accumulation Benefit Amount at the end of the Accumulation Benefit Period, the Contract Value will be increased to equal the Guaranteed Minimum Accumulation Benefit Amount as of the end of the Accumulation Benefit Period. Additionally, the Rider provides a Reset Benefit option which allows you to lock-in the Contract Value as of any Contract Anniversary if the Accumulation Benefit Base is lower than the Contract Value and start a new Accumulation Benefit Period.
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this Prospectus for an additional charge.

•
The Rider is only available at issue on newly purchased Smart Foundation Variable Annuity Contracts (and is therefore not available on Contracts no longer being offered such as the Smart Foundation Flex Variable Annuity Contract).

•
The Rider Charges are non-refundable, whether or not your Guaranteed Minimum Accumulation Benefit Amount exceeds the Contract Value while the Rider is in effect or at the end of the Accumulation Benefit Period.

•
The Rider provides a guarantee that may never come into effect because Contract Value may never be less than the Guaranteed Minimum Accumulation Benefit Amount, and the possibility that the Company will be required to pay the Guaranteed Minimum Accumulation Benefit Amount may be minimal.

•
While the Rider provides a guarantee that is designed to provide a minimum Contract Value, additional Purchase Payments and Purchase Payment Enhancements made after the first 12 months of the Accumulation Benefit Period will not be included in the Guaranteed Minimum Accumulation Benefit. Any additional Purchase Payments or Purchase Payment Enhancements made after the first 12 months will increase the Contract Value and may reduce the benefit provided by this Rider. Please discuss the advisability of making additional Purchase Payments after the first 12 months with your financial professional.

•
Withdrawals taken to satisfy the Required Minimum Distribution requirements do not receive any special treatment under the Rider. Required Minimum Distributions could reduce the values under the Rider, perhaps by more than the withdrawal. Contract Owners who must take Required Minimum Distributions during the Accumulation Benefit Period should discuss the advisability of purchasing the Rider with their financial professional.

•
All withdrawals will reduce your Contract Value, the Accumulation Benefit Base, the Death Benefit and the Free Withdrawal Amount, could result in the forfeiture of Purchase Payment Enhancements, and could be subject to taxes, tax penalties, and Surrender Charges.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit Amount;

(2)	termination of the Contract and the associated Rider.

•	Amounts that may be paid under the Rider in excess of Contract Value are subject to the Company’s financial strength and claims-paying ability.
Purchasing the Guaranteed Minimum Accumulation Benefit II with your Contract
You may purchase a Guaranteed Minimum Accumulation Benefit II Rider as part of your Contract at the time the Contract is issued. This Rider may be purchased in combination with the Enhanced Death Benefit Rider but may not be purchased in combination with any other Rider described in this Prospectus.
Issue Age Requirements
The maximum issue age for the Guaranteed Minimum Accumulation Benefit II Rider follows the same issue age requirements as the Base Contract.
Guaranteed Minimum Accumulation Benefit II
If the Guaranteed Minimum Accumulation Benefit Amount exceeds the Contract Value at the end of the Accumulation Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit Amount. At that time, a new Accumulation Benefit Period of the same duration will automatically begin unless the Contract Owner notifies the Company no later than 30 days after the end of the Accumulation Benefit Period, to switch to another available Accumulation Benefit Period or to terminate the Rider. Contract Owners will receive advance notice from the Company of the approaching end of the Accumulation Benefit Period and the relevant options within the 30-day period.

Guaranteed Minimum Accumulation Benefit Amount
The Guaranteed Minimum Accumulation Benefit Amount is equal to the Accumulation Benefit Base multiplied by the Accumulation Benefit Percentage for the applicable Accumulation Benefit Period.
On Smart Foundation Prime Contracts the following options are available:

Accumulation Benefit Period	Accumulation Benefit Percentage
5 Year	90%
7 Year	100%
On Smart Foundation Plus Contracts the following options are available:

Accumulation Benefit Period	Accumulation Benefit Percentage
5 Year	90%
9 year	100%
Effective July 1, 2023, a 5-year Accumulation Benefit Period is no longer available as an option at Contract issue when purchasing the Guaranteed Minimum Accumulation Benefit II Rider. Notwithstanding the foregoing, the 5-Year Accumulation Benefit Period remains available if you select a Reset Benefit option as of the Reset Benefit Date. When electing a Reset Benefit, you may elect the same Accumulation Benefit Period or change to a different available Accumulation Benefit Period (including a 5-Year Accumulation Benefit Period) on any Reset Benefit Date.
Accumulation Benefit Base
The Accumulation Benefit Base will be initially set equal to the Initial Purchase Payment plus Purchase Payment Enhancements (if applicable) on the Issue Date of the Contract. Thereafter, at the start of any subsequent Accumulation Benefit Period, the Accumulation Benefit Base will be set equal to the Contract Value as of the first day of the period (after giving effect to any increase in the Contract Value as a result of the Guaranteed Accumulation Benefit Amount being applied at the end of the prior Accumulation Benefit Period). Any Purchase Payments made and Purchase Payment Enhancements credited, if applicable, during the first 12 months after the start of an Accumulation Benefit Period will be added to the Accumulation Benefit Base. Withdrawals will reduce the Accumulation Benefit Base on a pro rata basis, perhaps by more than the amount of the withdrawal.
Optional Reset Benefit
The Rider provides a Reset Benefit option that sets the Accumulation Benefit Base equal to 100% of the Contract Value as of the Reset Benefit Date (which must be a Contract Anniversary) and restarts the Accumulation Benefit Period. The Reset Benefit option provides the opportunity to periodically lock in any market gains.
You may elect the same Accumulation Benefit Period or change to a different available Accumulation Benefit Period on any Reset Benefit Date. A Reset Benefit is available on any Contract Anniversary provided that the Annuity Date is not earlier than the end of the new Accumulation Benefit Period.
If a Reset Benefit is elected, the Rider Charge may be increased, but by no more than the maximum Rider Charge increase, and the Rider Charge will not exceed the maximum Rider Charge.

The Reset Benefit is an optional benefit. In order to elect a Reset Benefit, you must send a written notice to the following address: The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105. This written notice must be received by us within 30 days of any Contract Anniversary in order to exercise the Reset Benefit option.
Effect of Withdrawals on the Accumulation Benefit Base
The Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Accumulation Benefit Period. The reduction amount will be equal to the withdrawal amount (including the amount of any Purchase Payment Enhancements forfeited as a result of the withdrawal) multiplied by the ratio of (1) and (2) where:
(1) is the Accumulation Benefit Base immediately prior to the withdrawal; and
(2) is the Contract Value immediately prior to the withdrawal.
The reduction in the Accumulation Benefit Base will occur as of the date of each applicable withdrawal.
Any withdrawal, including any Required Minimum Distribution, will reduce the Accumulation Benefit Base on a pro rata basis, perhaps by more than the amount of the withdrawal, and therefore will reduce the Guaranteed Minimum Accumulation Benefit Amount.
Example of Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit
Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.
The Accumulation Benefit Base will be reduced by the following amount:
Withdrawal Amount x (Accumulation Benefit Base/Contract Value) = $7,500 x ($100,000/$110,000) = $6,818.18
If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Accumulation Benefit Base would be as follows:
Withdrawal Amount x (Accumulation Benefit Base/Contract Value) = $7,500 x ($100,000/$90,000) = $8,333.33
Effect of Additional Purchase Payments on the Accumulation Benefit Base
Subsequent Purchase Payments received during the first 12 months of the Accumulation Benefit Period will be added to the Accumulation Benefit Base dollar-for-dollar as of the date we receive the Subsequent Purchase Payment. Subsequent Purchase Payments received after the first 12 months of the Accumulation Benefit Period will not be added to the Accumulation Benefit Base. If you intend on making frequent Subsequent Purchase Payments after the first 12 months of an Accumulation Benefit Period, you should consider that Subsequent Purchase Payments will increase your Contract Value but will not increase your Accumulation Benefit Base, and it will therefore make it less likely that the Company would have to pay the Guaranteed Minimum Accumulation Benefit Amount under the Rider. If you are receiving Purchase Payment Enhancements, the Contract Value, but not the Accumulation Benefit Base, will be increased even higher, and therefore it will be even less likely that you will receive the Guaranteed Minimum Accumulation Benefit Amount. However, you may elect to take advantage of the Reset Benefit which will set your Accumulation Benefit Base equal to the Contract Value on any Contract Anniversary when the Accumulation Benefit Base is lower than the Contract Value.

Subsequent Purchase Payment Example
Suppose your Rider is issued on 2/15/2022 and you choose an Accumulation Benefit Period of seven years. Any Purchase Payment received between 2/15/2022 and 2/14/2023 will be added to the Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2023 will not be added to the Accumulation Benefit Base.
If a Reset Benefit is not exercised, a new Accumulation Benefit Period of seven years will automatically begin on 2/15/2029. Alternatively, you may choose to terminate the Rider or switch to a different available Accumulation Benefit Period by notifying us in writing within 30 days of the end of the Accumulation Benefit Period. Any Purchase Payments received between 2/15/2029 and 2/14/2030 will be added to the Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2030 will not be added to the Accumulation Benefit Base.
Effect of Purchase Payment Enhancements on the Accumulation Benefit Base
This section only applies if you have the Purchase Payment Enhancement Option of the Base Contract. Purchase Payment Enhancements will be added to the Accumulation Benefit Base whenever the Purchase Payments are included as follows:

•	The Accumulation Benefit Base will be initially set equal to the Initial Purchase Payment on the Issue Date of the Contract, which will also include any Purchase Payment Enhancements;

•
Subsequent Purchase Payments (and associated Purchase Payment Enhancements) received during the first 12 months of the Accumulation Benefit Period will be added to the Accumulation Benefit Base dollar-for-dollar;

•
The amount of any Purchase Payment Enhancements forfeited as a result of withdrawals will reduce the Accumulation Benefit Base in the same manner as withdrawals, which means that the Accumulation Benefit Base could be reduced by more than the amount of the Purchase Payment Enhancement forfeited.

Rider Charge
There is an additional charge for the Guaranteed Minimum Accumulation Benefit II Rider.
The Rider Charge for this benefit is expressed as an annual percentage of the Accumulation Benefit Base. The current Rider Charge for this Rider is 0.90% annually. The maximum Rider Charge is 1.50% annually.
One fourth of the annual Rider Charge will be multiplied by the average monthly Accumulation Benefit Base for the quarter, and this amount will be deducted quarterly from the Contract Value on the dates specified in the Contract Specifications Page. The Rider Charge will be deducted from the Variable Investment Options of the Variable Account pro-rata, based on the Variable Investment Option allocation at the time of deduction.
Upon renewal of the Guaranteed Minimum Accumulation Benefit II or if a Reset Benefit is elected, the Rider Charge may be increased, but by no more than the maximum Rider Charge increase of 0.30% and will not be greater than the Rider Charge generally available to Contract Owners then purchasing this Rider and in no event will be greater than the maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and may forgo any Reset Benefits in order to maintain the current Rider Charge. At the end of the current Accumulation Benefit Period, the Contract Owner must terminate the Rider within 30 days of the end of the Accumulation Benefit Period to avoid the Rider Charge increase.

If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.
Rider Charges will be deducted until the Annuity Date or until the Rider is terminated.
Investment Allocation Options
The Company reserves the right to make the availability of the Guaranteed Minimum Accumulation Benefit II contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will apply to existing and new purchasers of this Rider. If in the future there is a change in the investment allocation program, the Contract Owner will be notified in writing 60 days prior to the new investment allocation program becoming effective.
Any asset allocation program will be designed to minimize the risk that the Contract Value will be less than the Accumulation Benefit Base and will therefore be designed to minimize the risk that the Company will be required to pay the Guaranteed Minimum Accumulation Benefit Amount. If asset allocation restrictions are imposed, Contract Owners should consult with their financial advisers before purchasing the Rider to determine whether the asset allocation model is appropriate for their financial circumstances and risk tolerance.
Required Minimum Distributions and the Guaranteed Minimum Accumulation Benefit II
There is no special treatment of Required Minimum Distributions under the Guaranteed Minimum Accumulation Benefit Rider. Required Minimum Distribution withdrawals will reduce the Accumulation Benefit Base as described in the “Effect of Withdrawals on Accumulation Benefit Base” section. As such, Required Minimum Distributions will reduce the Accumulation Benefit Base under the Rider on a pro rata basis, perhaps by more than the withdrawal. Contract Owners who must take Required Minimum Distributions during the Accumulation Benefit Period should discuss the advisability of purchasing the Rider with their financial professional.
What happens at the end of the Accumulation Benefit Period?
At the end of the Accumulation Benefit Period, a new Accumulation Benefit Period will begin automatically. The Accumulation Benefit Base will be set to the Contract Value at the time of renewal after giving effect to any Guaranteed Minimum Accumulation Benefit Amount that has been applied to increase the Contract Value at the end of the Accumulation Benefit Period. Upon renewal of the Guaranteed Minimum Accumulation Benefit II, the Rider Charge may be increased, provided that you will be notified prior to any such increase.
You can also terminate the Rider or choose a different Accumulation Benefit Period within 30 days of the end of the Accumulation Benefit Period.
Lastly, you can also surrender the Contract and the Rider and receive the greater of the Guaranteed Minimum Accumulation Benefit Amount or the Contract Value, less any applicable Surrender Charges, as of the end of the Accumulation Benefit Period. Surrender Charges will apply to any Purchase Payments or Subsequent Purchase Payments that are not out of the Surrender Charge Period. Please note that upon surrender, Purchase Payment Enhancements could be forfeited and reduce the Guaranteed Minimum Accumulation Benefit Amount. In addition, any surrender could be subject to taxes, including penalty taxes under certain circumstances. If you surrender your Contract at a time other than at the end of the Accumulation Benefit Period, you will not be entitled to receive any payment of the Guaranteed Minimum Accumulation Benefit Amount.

What if the Accumulation Benefit Base or Contract Value goes to zero?
If the Accumulation Benefit Base goes to zero and the Contract Value remains above zero, the Guaranteed Minimum Accumulation Benefit Rider will remain on the Contract although no Rider Charges are assessed. At the end of the Accumulation Benefit Period, the Rider would automatically renew in accordance with the Rider terms unless terminated by the Contract Owner. The Contract Owner would also continue to have the option of making additional Purchase Payments (although such Purchase Payments only increase the Guaranteed Minimum Accumulation Benefit in the first 12 months of the Accumulation Benefit Period) or to request a Reset Benefit.
If the Contract Value goes to zero, but the Accumulation Benefit Base is still positive, your benefit will continue until the end of the Accumulation Benefit Period. At the end of the Accumulation Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Amount. At this point, you can either (i) surrender the Contract at the newly established value, subject to any applicable Surrender Charges, forfeiture of Purchase Payment Enhancements, taxes, and any applicable tax penalties, (ii) terminate the Rider, or (iii) let the Rider automatically renew at the newly established value, subject to a potential increase in the Rider Charge.
If the Contract Value is reduced to zero and the Accumulation Benefit Base is also reduced to zero, the Contract will be terminated.
What happens on the Annuity Date under the Rider?
When you purchase the Guaranteed Minimum Accumulation Benefit II, your Annuity Date must be on or after the end of your Accumulation Benefit Period. Additionally, upon renewal or the Reset Benefit Date, your Annuity Date must be on or after the end of any subsequent Accumulation Benefit Period. If you change the Annuity Date so that it is before the end of the Accumulation Benefit Period, your Contract will be annuitized at the Contract Value on the Annuity Date, the Guaranteed Minimum Accumulation Benefit Rider will be terminated, and the charges for this benefit will not be refunded.
What happens upon death under the Rider?
Both the Contract and the Guaranteed Minimum Accumulation Benefit Rider will terminate if the Death Benefit under the Contract is paid. The Death Benefit does not include any accrued Guaranteed Minimum Accumulation Benefit Amount.
Removing the Guaranteed Minimum Accumulation Benefit II from your Contract
You can cancel the Guaranteed Minimum Accumulation Benefit II Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so. The Rider will be discontinued on the Contract Anniversary immediately following your request.
Termination of the Guaranteed Minimum Accumulation Benefit II
Upon the earliest of the following, the Guaranteed Minimum Accumulation Benefit Rider will be terminated, but the Contract will remain in force:

(1)
At the end of the Accumulation Benefit Period if the new Accumulation Benefit Period will end after the Annuity Date or if the Contract Owner has provided written notice of termination within 30 days of the end of the Accumulation Benefit Period;

(2)	On the Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract.

All charges for the Rider will cease upon Rider termination.
If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	The Death Benefit is paid as described in this Prospectus;

(3)	The Contract Value is reduced to zero and the Accumulation Benefit Base is also reduced to zero.
Dollar Cost Averaging Program
Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from that option to Variable Investment Options to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the dollar cost averaging program. The minimum transfer amount to each Variable Investment Option is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the Variable Investment Options based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you). There is no charge for participating in the dollar cost averaging program.
Fixed Dollar Cost Averaging Options. The available periods under the Fixed Dollar Cost Averaging Options are:

1.	Six-Month Dollar Cost Averaging Period; and

2.	Twelve-Month Dollar Cost Averaging Period.
Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company.
The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The minimum rate can range between 1% and 3% unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Account Option is determined based on a formula established by state law as described below.
The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12- month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.
The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the Variable Investment Options based on the allocation initially selected by the Contract Owner.

Variable Dollar Cost Averaging Options. Dollar cost averaging may also be done from one of the following Variable Investment Options: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Variable Investment Option, subject to the Contract Value minimum requirements. The available periods under the Variable Dollar Cost Averaging Options are from 12 months to 60 months.
Automatic Asset Rebalancing Program
Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Variable Investment Options will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect automatic asset rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Variable Investment Options to maintain a specified percentage allocation among your selected Variable Investment Options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office. You may discontinue the program at any time. There is no charge for participating in the automatic asset rebalancing program.
Dollar cost averaging and automatic asset rebalancing programs may not be elected at the same time and are not available after Annuitization.
Systematic Withdrawals. Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph under “How Can I Withdraw Money from the Contract?”.

How Is the Contract Treated Under Federal Income Tax Law?
The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.
You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.
Early Withdrawals
An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal prior to age 59 1/2 unless one of several exceptions applies. Generally, there will be no additional income tax on:

•
early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception described above, any modification (except due to death or disability, or due to certain Section 1035 exchanges beginning January 1, 2024) to your systematic payments before the age of 59 1/2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.
Other exceptions to taxes imposed on early withdrawals in this context may apply, potentially including exceptions that the IRS has provided in connection with the COVID-19 pandemic. You should consult a tax adviser to determine if an early withdrawal will result in the imposition of a 10% penalty tax.
Multiple Contracts
All Non-Qualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Non-Qualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), IRA, Roth IRA, Simplified Employee Pension IRA, or tax- sheltered annuity.
Ownership
Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.
Transfer of Ownership
You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.
Separate Account Diversification
Section 817(h) of the Code provides that the investments of a separate account in which a contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the contract to be treated as an annuity contract for tax purposes. The Funds in which each Variable Investment Option may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the Funds’ investments in order to establish that each Variable Investment Option is “adequately diversified.” It is expected that each Fund will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that Fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.
The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of Separate Account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Funds without being treated as owners of the underlying shares. No such regulations have been issued to date. The IRS has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30‑day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.
The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Variable Investment Option assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Variable Investment Options under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owners from being considered the owners of a pro-rata share of the assets of the Variable Investment Options under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.
Non-qualified Annuity Payments
The non-taxable portion of a non-qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.
If your Non-Qualified Contract contains a Guaranteed Growth and Income Benefit Rider or an Inflation Protector Withdrawal Benefit Rider, it is not clear whether payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax adviser before purchasing this Contract with such a Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained below.
IRA and Qualified Annuities
Generally, all withdrawals and death benefits paid are subject to federal income taxation.
Roth IRA Annuities
Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.
Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1/2;

b.	made because you are disabled;

c.	made to a Beneficiary or to your estate on or after your death;

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions; or

e.	one that meets the requirements for the exception to the tax on early distributions for qualifying higher education expenses.

Premium Taxes
Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0% to 4.265%.
Taxation of Withdrawals and Death Benefits
For U.S. federal income tax purposes, you may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Purchase Payment Enhancements are not considered to be investments for income tax purposes; they are considered earnings and are taxed accordingly when withdrawn. Ordinary income tax rates apply. If you designate a Beneficiary who is either a family member or two or more generations below you, or a person (other than a spouse) more than 37 1⁄2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.
In the case of a Non-Qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.
Required Minimum Distributions
Required Minimum Distributions (“RMDs”) generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements must withdraw each year following the calendar year that he or she reaches the required age (age 73 effective January 1, 2023, and age 75 effective January 1, 2033). Failure to make RMDs may result in a tax of up to 25% of the amount of the required distribution. Please, refer to “Required Minimum Distributions” for more information about the special treatment of RMDs under the Base Contract, and the appropriate subsection of the Rider section that applies to you.
Withholding
Generally, for purposes of a non-qualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.
Medicare Contribution Tax
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

How Do I Communicate with Penn Mutual?
Contact Information
The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your Penn Mutual financial professional with questions or requests for information.
By Mail:
Application and Initial Purchase Payment should be sent as follows:
The Penn Mutual Life Insurance Company
Lockbox #825799
525 Fellowship Road, Suite 330
Mt. Laurel, NJ 08054-3415
All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Checks sent by overnight delivery: The Penn Mutual Life Insurance Company Lockbox #825799 525 Fellowship Road, Suite 330 Mt. Laurel, NJ 08054-3415
All requests should be sent as follows:

New Business requests sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Customer Service requests sent by regular mail: The Penn Mutual Life Insurance Company C/O Annuity Services PO Box 178 Philadelphia, PA 19105	New Business or Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 1600 Malone Street Millville, NJ 08332
All death claims should be sent as follows:
The Penn Mutual Life Insurance Company
Death Claims Division
PO Box 178
Philadelphia, PA 19105
By Phone:
You can call Customer Service with any inquiries or Contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time

Via Internet:
You can go to www.pennmutual.com, where you will be able to access the Client Service Center.
Customer Service Contacts for New York Contract Owners
The Penn Mutual Life Insurance Company
PO Box 170
Philadelphia, PA 19105-0170
Toll-Free Customer Service
1-855-446-7393
Monday — Friday, 8:30 a.m. to 6:00 p.m.,
Eastern Time
Signatures
Signature of Contract Owner(s) is required on all written notifications and forms.
Reports
We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)
The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value;

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period;

(d)	The Surrender Value, if any, at the end of the current report period.
Additional status reports will be made available to the Contract Owner upon request for a $25 fee. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation,

•	Reprint of your latest statement.

THE PENN MUTUAL LIFE INSURANCE COMPANY
The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York. We are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.
The Company is obligated to pay all amounts promised to investors under the Contract.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.
Purchase Payments received under the Contract and under other variable annuity contracts are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from Contract Owners.
Income, gains and losses, realized or unrealized, in a subaccount (a Variable Investment Option) are credited or charged against that subaccount without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.
We reserve the right to add, combine or remove any Variable Investment Options or Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Contracts, or, if in our judgment, investment in another mutual fund is in the interest of Owners, we may substitute another mutual fund. No substitution may take place without notice to Owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by applicable law.
In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds or accounts for Contract Value in, and any future Purchase Payments allocated to, that Fund. If you do not provide instructions, and such amounts may be allocated to a money market fund or as otherwise allowed by law.

THE FUNDS
The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The value of your contract invested in the Variable Investment Options will vary with the investment performance of the Portfolio(s) you select. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Purchase Payments and Contract Value to a Variable Investment Option corresponding to a particular Fund.
We offer no assurance that any of the Funds will attain their respective stated investment objectives. There is a risk of loss of the entire amount invested.
Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating Purchase Payments or a portion of your Contract Value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your financial professional, or go online to www.pennmutual.com/FundLiterature or send an email request to FundOperations@pennmutual.com if you would like to obtain any of the Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” Although we do not anticipate that any difficulties will result from mixed funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your Contract Value from a Fund. For more information about the risks of mixed funding, please refer to the relevant Fund statement of additional information.
Penn Mutual Asset Management, LLC (“PMAM”), a wholly-owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub-advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub-advisers.
We do not provide investment advice to Contract Owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Contract resulting from the performance of the Funds you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in other mutual funds. In such cases, you will indirectly pay fees and expenses at both levels, which would reduce your investment return.
Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE FUNDS
You have the right to tell us how to vote proxies for the Fund shares to which your Contract Value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.
If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the Owner’s Contract Value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.
Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from Contract Owners and other persons entitled to provide voting instructions. Fund shares for which Contract Owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by Contract Owners and other persons entitled to vote. The effect of this proportional voting is that a small number of Contract Owners may be able to determine the outcome of a vote.

OTHER INFORMATION
Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your Contract and other information on file with us up to date, including the names, contact and identifying information for Owners, insureds, Annuitants, Beneficiaries, and other payees.
Anti-Money Laundering and Counter-Terrorism
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a Purchase Payment and/or “freezing” an Owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Contract to government agencies or departments.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

DISTRIBUTION ARRANGEMENTS
Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK sells the Contracts through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their financial professionals. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 8%.
In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as web site placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.
Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.
All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract rather than other investment options.
Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS
The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Contracts.

APPENDIX A
Investment Options Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.pennmutual.com/FundLiterature. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

FUND TYPE	FUND AND ADVISER/SUBADVISER (as applicable)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.61%	3.69%	2.60%	1.54%
Fixed Income	Limited Maturity Bond Fund PMAM	0.74%	6.16%	2.84%	2.84%
Fixed Income	Quality Bond Fund PMAM	0.68%	7.56%	0.17%	2.67%
Fixed Income	High Yield Bond Fund PMAM	0.73%	8.87%	5.17%	6.87%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.	0.87%	11.96%	9.19%	11.03%
Asset Allocation	Balanced Fund PMAM	0.67%	13.37%	8.25%	9.58%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.92%	15.28%	9.08%	13.87%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.83%	9.80%	9.93%	14.12%
Equity	Large Core Growth Fund PMAM/ Nomura Investments Fund Advisers	0.85%	8.65%	(4.17%)	9.51%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.98%	10.00%	11.11%	9.71%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.90%	12.18%	10.30%	9.86%
Equity	Index 500 Fund PMAM/SSGA Funds Management, Inc. (“SSGA”)	0.34%	17.47%	14.07%	14.48%

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FUND TYPE	FUND AND ADVISER/SUBADVISER (as applicable)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 YEAR	5 YEAR	10 YEAR
Equity	Mid Cap Growth Fund PMAM/Nomura Investments Fund Advisers	0.96%	0.85%	(0.01%)	10.83%
Equity	Mid Cap Value Fund PMAM/ Janus Henderson Investors US LLC	0.83%	6.80%	8.69%	6.16%
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.04%	8.68%	8.65%	8.96%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.05%	2.00%	0.10%	10.46%
Equity	SMID Cap Value Fund PMAM/AllianceBernstein L.P.	1.15%	2.60%	8.36%	8.11%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	0.99%	8.66%	3.68%	10.14%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	0.97%	10.78%	7.53%	8.12%
Equity	Small Cap Index Fund PMAM/SSGA	0.71%	12.01%	5.41%	8.91%
Equity	Developed International Index Fund PMAM/SSGA	0.91%	30.60%	8.01%	7.49%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.07%	8.87%	3.09%	6.49%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.40%	28.31%	(1.92%)	3.44%
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.97%	2.30%	5.33%	6.08%
Asset Allocation	Aggressive Allocation Fund PMAM	1.10%	12.50%	7.44%	8.45%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.06%	12.00%	7.02%	8.10%
Asset Allocation	Moderate Allocation Fund PMAM	1.03%	11.17%	5.59%	6.97%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.03%	9.52%	4.64%	5.76%
Asset Allocation	Conservative Allocation Fund PMAM	1.03%	8.49%	3.34%	4.39%

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The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below. We will provide you with written notice before making any such changes. Amounts withdrawn or surrendered from the Fixed Account Option may be subject to surrender charges, premature withdrawal charges, taxes and tax penalties. See “Dollar Cost Averaging Program” and Appendix B to this Prospectus for more information about the Fixed Account Options. Fixed Interest Options are not available in New York.

NAME	TERM	MINIMUM GUARANTEED INTEREST RATE
Fixed Interest Options	3‑, 5‑ and 7‑years	between 1.00% and 3.00%
Fixed Dollar Cost Averaging Account	6 or 12 months	between 1.00% and 3.00%
If you select certain optional benefits, you are not permitted to invest in the Fixed Interest Option. In the future, we may change restrictions or add new ones.
If you have purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, you will be limited to investment in the following Variable Investment Options during the Withdrawal Phase under the Rider.
Permitted Funds
Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Balanced Fund
Index 500 Fund
Small Cap Index Fund
Developed International Index Fund
Aggressive Allocation Fund
Moderately Aggressive Allocation Fund
Moderate Allocation Fund
Moderately Conservative Allocation Fund
Conservative Allocation Fund
Purchase Payments or transfers directed to the Variable Investment Options that are not listed above will not be accepted if your Contract is in the Withdrawal Phase under the Guaranteed Growth and Income Benefit or Inflation Protector Withdrawal Benefit.

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APPENDIX B
Fixed Account Options
General
Premium payments allocated and Contract Value transferred to the Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) become part of the Company’s general account, which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract (including the Fixed Account Options, the Standard Death Benefit and the optional benefits) are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Options and therefore contains only selected information regarding the Fixed Account Options. Complete details regarding the Fixed Account Options are in the Contract. Any amounts paid from the general account are subject to the claims-paying ability and financial strength of the Company. You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.
The current crediting rate for each Fixed Account Option may be obtained by calling 1-800-523-0650.
The Fixed Account
The Fixed Account is the account in which amounts are held for this Contract under all Fixed Account Options prior to the Annuity Date.
Fixed Account Options are:

•	Fixed Interest Options; and

•	Fixed Dollar Cost Averaging Options.
Fixed Interest Options
You may allocate or transfer your Contract Value to one or more of the Fixed Interest Options available under your Contract. Available Interest Periods of the Fixed Interest Options may range from one year to seven years, depending on the options currently being offered by the Company. The Company currently offers Interest Periods of three, five and seven years. The Company may provide additional Fixed Interest Options in the future.
Amounts held in the Fixed Interest Options of the Fixed Account will be credited with daily interest at effective annual rates declared by the Company each month. The declared interest rate will apply from the date of the allocation or transfer through the end of the elected Interest Period.
You may not transfer amounts held in the Fixed Interest Options to Variable Investment Options or to another Fixed Interest Option prior to the end of the Interest Period. For the 25 days following the expiration of such period, you may transfer all or a portion of the amount held in such Fixed Interest Option to Variable Investment Option(s) or to another account of the Fixed Interest Options. If you do

B-1

not withdraw or reallocate money in a Fixed Interest Option within 25 days after the expiration of that account’s Interest Period, the Company will renew the Fixed Interest Option that has expired at the new rate declared for the Interest Period at that time. Contract Owners will receive a renewal notice in advance that states that the Interest Period is renewing and that the Contract Owner has the ability to transfer during the 25-day period or remain in the same Fixed Interest Option at the new interest rate. Amounts withdrawn from a Fixed Interest Option with an Interest Period longer than one year outside of the 25-day “renewal window” period are subject to the Premature Withdrawal Charge (please see the “Premature Withdrawal Charge” paragraph under “What Are the Fees and Charges Under the Contract?”).
All Interest Periods end on the last day of a calendar month, therefore transfers to a Fixed Interest Option on other than the 1st of the month will result in a shorter Interest Period (i.e., transfers on the 16th of a month will result in 15 fewer days of interest than the Interest Period selected).
We offer a Minimum Guaranteed Interest Rate that varies from 1% to 3%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for any Fixed Interest Option is determined based on a formula established by state law as described below.
The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12- month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.
Fixed Interest Options are not available in New York.

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APPENDIX C
Numerical Examples
STANDARD DEATH BENEFIT
Assume that there is a single Initial Purchase Payment of $100,000.
Scenario 1.
Prior to any withdrawals:
Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals) =
$100,000;
Contract Value = $90,000
A withdrawal in the amount of $10,000 is taken.
Adjusted Net Purchase Payments will be reduced by the adjusted withdrawal amount, which is the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal; and

(ii)	is the Contract Value just before the withdrawal.
(a) = $10,000
(b) = $10,000 × ((i) $100,000) / ((ii) $90,000) = $11,111
In this case, (b) = $11,111, is greater than (a) = $10,000. Therefore, the Net Purchase Payments will be reduced by (b) = $11,111. The Adjusted Net Purchase Payments amount after withdrawal will be
$100,000 – $11,111 = $88,889.
The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1)	is the Contract Value = $90,000 – $10,000 = $80,000; or

(2)	is the Adjusted Net Purchase Payments = $88,889 (as calculated above).
In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to $88,889.
Scenario 2.
The Contract Value prior to the withdrawal is $120,000. The Standard Death Benefit will be equal to the greater of:

(1)	$110,000 ($120,000 less the $10,000 withdrawal);

(2)	$100,000 – (Greater of a and b) = $100,000 – $10,000 = $90,000

(a)	$10,000;

(b)	$10,000 × ((i) $100,000) / ((ii)$120,000) = $8,333
Standard Death Benefit = $110,000

SURRENDER CHARGES
Suppose you have purchased the Smart Foundation Prime Variable Annuity Base Contract on 01/01/2020. Your Initial Purchase Payment was for $20,000. Assume that you also make an additional Purchase Payment on 01/01/2021 for $30,000.
On 12/01/2022, you take a $30,000 withdrawal. You can access up to 10% of your Total Purchase Payments in the Contract Year without incurring Surrender Charges. The Surrender Charge schedule for the Smart Foundation Prime Variable Annuity is:

Number of full years since Purchase Payment	0	1	2	3	4	5	6	7+
Applicable Surrender Charge	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	1.5%	0.0%

Total Purchase Payments on 12/01/2022:	$50,000
Contract Value on 12/01/2022:	$55,000
Free Withdrawal Amount available on 12/01/2022:	$5,000
Withdrawal Amount:	$30,000
The total amount of the withdrawal is greater than the Free Withdrawal Amount available. The withdrawal amount is also greater than the Initial Purchase Payment of $20,000; the remaining $10,000 will be taken out of the additional Purchase Payment. Thus, a Surrender Charge may be applied to both Purchase Payments. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis. The Surrender Charge is calculated as follows:

Number of full years since Initial Purchase Payment:	2
Number of full years since additional Purchase Payment:	1
Surrender Charge = ($20,000 – $5,000) * 6.0% + ($10,000) * 7.0% = $900+ $700 = $1,600
The total Surrender Charge is $1,600.

SMART FOUNDATION PLUS: QUALIFYING FOR HIGHER ENHANCEMENT RATE IN THE FIRST CONTRACT YEAR
Assume that you have a Smart Foundation Plus Base Contract Option and there is a single Initial Purchase Payment on 01/01/2012 of $100,000.
Since the Cumulative Net Purchase Payments amount is less than $150,000, a 4% Purchase Payment Enhancement will be credited to your Contract at the time of the Initial Purchase Payment. This equates to 4.0% * $100,000 = $4,000.
Assume further that you make an additional $80,000 Purchase Payment on 07/01/2012 (in the first Contract Year).
If, during the first Contract Year, your Cumulative Purchase Payments reach the threshold to receive a higher Purchase Payment Enhancement Rate, we will determine if any additional Enhancements will be credited to prior Purchase Payments by taking the difference (if greater than zero) between:

(1)	the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment; and

(2)	the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.

In this case, Cumulative Purchase Payments – now at $180,000 – reaches the threshold for a 5% Enhancement rate during the first Contract Year. Therefore, we determine the difference (as described above) between:
(1)  =  $100,000 * 5.0% = $5,000
(2)  =  $4,000
The difference between (1) and (2) is $1,000. An additional $1,000 Enhancement on the Initial Purchase Payment is credited to the Contract. This is in addition to the 5.0% * $80,000 = $4,000 Purchase Payment Enhancement credited at that time for the additional Purchase Payment made on 07/01/2012. Thus, a total of $5,000 of Enhancements will be credited to your Contract on 07/01/2012.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT VI, VII AND VIII
Suppose on 01/01/2021 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2021 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2021 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2022) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2021 and 03/15/2021:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2021 and 08/08/2021:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2021 through 12/31/2021:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2021:	365
Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2022 will be:
[(73 / 365) * $100,000 * 7%] + [(146 / 365) * $125,000 * 7%] + [(146 / 365) * $115,000 * 7%] = $8,120
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT III, IV AND V
Suppose on 01/01/2020 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2020 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2020 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2021) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2020 and 03/15/2020:	74	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2020 and 08/08/2020:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2020 through 12/31/2020:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2020:	366

Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2021 will be:
[(74 / 366) * $100,000 * 8%] + [(146 / 366) * $125,000 * 8%] + [(146 / 366) * $115,000 * 8%] = $9,277
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT II
Assume on 01/01/2014 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2014 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2014 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2015) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2014 and 03/15/2014:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2014 and 08/08/2014:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2014 through 12/31/2014:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2014:	365
Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2015 will be:
[(73/365) * $100,000 * 7%] + [(146/365) * $125,000 * 7%] + [(146/365) * $115,000 * 7%] =$8,120.
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT I
Suppose on 01/01/2013 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2013 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2013 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2014) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2013 and 03/15/2013:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2013 and 08/08/2013:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2013 through 12/31/2013:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2013:	365
Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2014 will be:
[(73 / 365) * $100,000 * 8%] + [(146 / 365) * $125,000 * 8%] + [(146 / 365) * $115,000 * 8%] = $9,280
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).
Growth Rate varies in certain states – please see “Appendix D: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT VI, VII AND VIII
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value; or

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	1/18/2021
Lifetime Withdrawals start on:	04/01/2022
Contract Value on 04/01/2022 (just prior to the withdrawal):	$108,300
Withdrawal Benefit Base on 01/18/2022:	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/18/2022	4/1/2022	73	0.2	$7,000	$1,400	$107,000	$108,400
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2022 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20
Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400.
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 +
$1,400 = $108,400.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT III, IV AND V
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value; or

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	01/18/2020
Lifetime Withdrawals start on:	04/01/2021
Contract Value on 04/01/2021 (just prior to the withdrawal):	$109,500
Withdrawal Benefit Base on 01/18/2021:	$108,000
Annual Guaranteed Growth Amount:	$8,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/18/2021	4/1/2021	73	0.2	$8,000	$1,600	$108,000	$109,600
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2021 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20.
Guaranteed Growth Amount prorated for partial year is then $8,000 * 0.20 = $1,600.
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $108,000 +
$1,600 = $109,600.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $109,600.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT II
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value; or

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	01/18/2014
Lifetime Withdrawals start on:	04/01/2015
Contract Value on 04/01/2015 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/18/2015	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/18/2015	4/1/2015	73	0.2	$7,000	$1,400	$107,000	$108,400
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2015 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20.
Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400.
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 +
$1,400 = $108,400.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.

EXAMPLE FOR GUARANTEED GROWTH AND INCOME I
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value; or

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	01/19/2011
Lifetime Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$109,500
Withdrawal Benefit Base on 01/19/2012:	$108,000
Annual Guaranteed Growth Amount:	$8,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2012	4/1/2012	73	0.2	$8,000	$1,600	$108,000	$109,600
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2012 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20.
Guaranteed Growth Amount prorated for partial year is then $8,000 * 0.20 = $1,600.
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $108,000 +
$1,600 = $109,600.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $109,600.
Growth Rate varies in certain states – please see “Appendix D: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT VI, VII AND VIII
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step-Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step‑Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step‑Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is no Step-Up this year.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER III, IV AND V
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$8,000.00	$108,000.00	$125,000.00	Step-Up
2	$130,000.00	$8,000.00	$133,000.00	$133,000.00	No Step‑Up
3	$135,000.00	$8,000.00	$141,000.00	$141,000.00	No Step‑Up
4	$151,000.00	$8,000.00	$149,000.00	$151,000.00	Step-Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $8,000 is added to the Withdrawal Benefit Base ($100,000 + $8,000 = $108,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $108,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $8,000 = $133,000, Contract Value $130,000 < $133,000, so there is no Step-Up this year.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER II
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step-Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step-Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step-Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step-Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the

Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is not Step-Up this year.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER I
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$8,000.00	$108,000.00	$125,000.00	Step-Up
2	$130,000.00	$8,000.00	$133,000.00	$133,000.00	No Step-Up
3	$135,000.00	$8,000.00	$141,000.00	$141,000.00	No Step-Up
4	$151,000.00	$8,000.00	$149,000.00	$151,000.00	Step-Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $8,000 is added to the Withdrawal Benefit Base ($100,000 + $8,000 = $108,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $108,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $8,000 = $133,000, Contract Value $130,000 < $133,000, so there is not Step-Up this year.
Growth Rate varies in certain states – please see “Appendix D: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: RIDER CHARGE
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER VIII
Suppose a Single Life Guarantee is issued on 05/1/2024. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2024, 10/31/2024, 01/31/2025, and 04/30/2025. Suppose the Withdrawal Benefit Base is $100,000 on 05/1/2024, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.65% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2025, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.65% / 4) * (days in quarter not including Leap Day / 91.25).
For example, there are 92 days between 5/1/2024 and 7/31/2024, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.65% / 4) * (92 / 91.25) = $415.89. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.65% / 4) * (89 / 91.25) = $402.33.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER VI AND VII
Suppose a Single Life Guarantee is issued on 05/1/2021. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2021, 10/31/2021, 01/31/2022, and 04/30/2022. Suppose the

Withdrawal Benefit Base is $100,000 on 05/1/2021, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2022, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).
For example, there are 92 days between 5/1/2021 and 7/31/2021, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.25% / 4) * (92 / 91.25) = $315.07. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.25% / 4) * (89 / 91.25) = $304.79.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER III, IV AND V
Suppose a Single Life Guarantee is issued on 05/1/2020. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2020, 10/31/2020, 01/31/2021, and 04/30/2021. Suppose the Withdrawal Benefit Base is $100,000 on 05/1/2020, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2021, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (8% x $100,000) = $108,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $108,000 * (1.10% / 4) * (days in quarter not including Leap Day / 91.25).
For example, there are 92 days between 5/1/2020 and 7/31/2020, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.10% / 4) * (92 / 91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10% / 4) * (89 / 91.25) = $268.22.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER II
Suppose a Single Life Guarantee is issued on 05/18/2014. Throughout the first Contract Year, the Rider Charge will be deducted on 08/17/2014, 11/17/2014, 02/17/2015, and 05/17/2015. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2014, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).
Suppose that there is no Step-Up on 05/18/2015, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).
For example, there are 92 days between 5/18/2014 and 8/17/2014, so the Rider Charge for the 1st Contract Quarter will be $100,000 * (1.10%/4) * (92/91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10%/4) * (89/91.25) = $268.22.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER I
Suppose a Single Life Guarantee is issued on 05/1/2011. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2011, 10/31/2011, 01/31/2012, and 04/30/2012. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2011, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.05% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2012, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (8% x $100,000) = $108,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $108,000 * (1.05% / 4) * (days in quarter not including Leap Day / 91.25).

For example, there are 92 days between 5/1/2011 and 7/31/2011, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.05% / 4) * (92 / 91.25) = $264.66. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.05% / 4) * (89 / 91.25) = $256.03.
Growth Rate varies in certain states — please see “Appendix D: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: ENHANCEMENT TRUE-UP
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT III, IV, AND V
This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancement > 36 months old	Enhancements True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$20,000	$0	$280,000	$280,000
3	$10,000	$500	$283,500	$338,500	$20,800	$0	$310,800	$310,800
4	$30,000	$1,500	$370,000	$395,000	$21,600	$12,500	$374,900	$374,900
5	$0	$0	$395,000	$424,500	$24,000	$500	$399,400	$399,400
6	$0	$0	$424,500	$449,000	$24,000	$500	$423,900	$424,500
7	$0	$0	$449,000	$469,000	$24,000	$1,500	$449,400	$449,400
Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $55,000 in Contract Year 3, $25,000 in Contract Year 4, $29,500 in Contract Year 5, $24,500 in Contract Year 6, $20,000 in Contract Year 7.
Enhancement True-Up Base:
This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True- Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY 1
Enhancement True-Up Base is equal to your Initial Purchase Payment at Contract issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY 2
On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $20,000 + $10,000 = $280,000. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY 3
On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $280,000 + $20,800 + $10,000 = $310,800. Purchase Payment Enhancements are not yet 36 months old.

CY 4
On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the Initial Purchase Payment, which is now 36 months old: $310,800 + $21,600 + $30,000 + $12,500 = $374,900.

CY 5
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $374,900 + $24,000 + $500 = $399,400.

CY 6
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $399,400 + $24,000 + $500 = $423,900.

CY 7
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $423,900+ $24,000 + $1,500 = $449,400.

Enhancement True-Up Comparison:
Contract Year 4 (BOP)
The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $310,800.

Step 1‑2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $310,000 + $30,000 + $21,600 = $361,600.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $361,600 <$370,000, so WBB Steps-Up to $370,000. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $370,000 < $374,900, so WBB receives an Enhancement True-Up and is set equal to $374,900.
Contract Year 5 (BOP)
On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $374,900.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $374,900 + $24,000 = $398,900.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $398,900 > $395,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $398,900 < $399,400, so WBB receives an Enhancement True-Up and is set equal to $399,400.
Contract Year 6 (BOP)
On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $399,400.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $399,400 + $24,000 = $423,400.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $423,400 < $424,500, Step-Up takes place and WBB = $424,500.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $423,900, so there is no Enhancement True-Up.

Contract Year 7 (BOP)
On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $24,000 = $448,500.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $448,500 < $449,000, Step-Up takes place and WBB = $449,000.

Step 4:	$449,000 < $449,400, so Enhancement True-Up also takes place and WBB = $449,400.
Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT II, VI, VII AND VIII
This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancement > 36 months old	Enhancements True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$17,500	$0	$277,500	$277,500
3	$10,000	$500	$283,500	$335,000	$18,200	$0	$305,700	$305,700
4	$30,000	$1,500	$366,500	$385,000	$18,900	$12,500	$367,100	$367,100
5	$0	$0	$385,000	$424,500	$21,000	$500	$388,600	$388,600
6	$0	$0	$424,500	$432,000	$21,000	$500	$410,100	$424,500
7	$0	$0	$432,000	$469,000	$21,000	$1,500	$432,600	$445,500
Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $51,500 in Contract Year 3, $18,500 in Contract Year 4, $39,500 in Contract Year 5, $7,500 in Contract Year 6, $37,000 in Contract Year 7.
Enhancement True-Up Base:
This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True- Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY1
Enhancement True-Up Base is equal to your Initial Purchase Payment at Contract issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2
On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $17,500 + $10,000 = $277,500. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3
On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $277,500 + $18,200 + $10,000 = $305,700. Purchase Payment Enhancements are not yet 36 months old.

CY4
On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the Initial Purchase Payment, which is now 36 months old: $305,700 + $18,900 + $30,000 + $12,500 = $367,100.

CY5
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $367,100 + $21,000 + $500 = $388,600.

CY6
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $388,600 + $21,000 + $500 = $410,100.

CY7
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $410,100+ $21,000 + $1,500 = $432,600.

Enhancement True-Up Comparison:
Contract Year 4 (BOP)
The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $305,700.

Step 1‑2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $305,700 + $30,000 + $18,900 = $354,600.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $354,600 < $366,500, so WBB Steps-Up to $366,500. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $366,500 < $367,100, so WBB receives an Enhancement True-Up and is set equal to $367,100.
Contract Year 5 (BOP)
On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $367,100.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $367,100 + $21,000 = $388,100.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $388,100 > $385,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $388,100 < $388,600, so WBB receives an Enhancement True-Up and is set equal to $388,600.

Contract Year 6 (BOP)
On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $388,600.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $388,600 + $21,000 = $409,600.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $409,600 < $424,500, Step-Up takes place and WBB = $424,500.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $410,100, so there is no Enhancement True-Up.
Contract Year 7 (BOP)
On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $21,000 = $445,500.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $445,500 > $432,000, no Step-Up.

Step 4:	$445,500 > $432,600, so there is no Enhancement True-Up.
Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments. Enhancement True-Up is not available in New York.
EXAMPLE FOR GUARANTEED GROWTH AND INCOME BENEFIT RIDER I
This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancement > 36 months old	Enhancements True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$20,000	$0	$280,000	$280,000
3	$10,000	$500	$283,500	$338,500	$20,800	$0	$310,800	$310,800
4	$30,000	$1,500	$370,000	$395,000	$21,600	$12,500	$374,900	$374,900
5	$0	$0	$395,000	$424,500	$24,000	$500	$399,400	$399,400
6	$0	$0	$424,500	$449,000	$24,000	$500	$423,900	$424,500
7	$0	$0	$449,000	$469,000	$24,000	$1,500	$449,400	$449,400
Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $55,000 in Contract Year 3, $25,000 in Contract Year 4, $29,500 in Contract Year 5, $24,500 in Contract Year 6, $20,000 in Contract Year 7.

Enhancement True-Up Base:
This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True- Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY1
Enhancement True-Up Base is equal to your Initial Purchase Payment at Contract issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2
On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $20,000 + $10,000 = $280,000. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3
On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $280,000 + $20,800 + $10,000 = $310,800. Purchase Payment Enhancements are not yet 36 months old.

CY4
On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the Initial Purchase Payment, which is now 36 months old: $310,800 + $21,600 + $30,000 + $12,500 = $374,900.

CY5
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $374,900 + $24,000 + $500 = $399,400.

CY6
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $399,400 + $24,000 + $500 = $423,900.

CY7
Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $423,900+ $24,000 + $1,500 = $449,400.

Enhancement True-Up Comparison:
Contract Year 4 (BOP)
The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $310,800.

Step 1‑2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $310,000 + $30,000 + $21,600 = $361,600.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $361,600 < $370,000 , so WBB Steps-Up to $370,000. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $370,000 < $374,900, so WBB receives an Enhancement True-Up and is set equal to $374,900.

Contract Year 5 (BOP)
On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $374,900.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $374,900 + $24,000 = $398,900.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $398,900 > $395,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $398,900 < $399,400, so WBB receives an Enhancement True-Up and is set equal to $399,400.
Contract Year 6 (BOP)
On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $399,400.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $399,400 + $24,000 = $423,400.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $423,400 < $424,500, Step-Up takes place and WBB = $424,500.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $423,900, so there is no Enhancement True-Up.
Contract Year 7 (BOP)
On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1‑2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $24,000 = $448,500.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $448,500 < $449,000, Step-Up takes place and WBB = $449,000.

Step 4:	$449,000 < $449,400, so Enhancement True-Up also takes place and WBB = $449,400.
Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments.
Enhancement True-Up is not available in New York.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXCESS WITHDRAWALS
Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider (example applies to all versions of the Rider). A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example provides an overview of what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.
Assumptions:

Rider Effective Date:	01/01/2020
Withdrawal Benefit Base on 01/01/2020:	$200,000
Contract Value on 04/01/2020 (immediately prior to withdrawal):	$150,000
Guaranteed Annual Withdrawal Amount for 2020:	$10,000

Suppose on 04/01/2020, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000.
Effect on Withdrawal Benefit Base
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
(a) = $5,000
(b) = $5,000 * ((1) $200,000 / ((2)max(0)(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 /$140,000) =
$7,142.86
In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.
Effect on Enhanced Death Benefit Base
Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
(a) = $15,000
(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000
In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND GUARANTEED GROWTH AND INCOME BENEFIT RIDER
Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider (example applies to all versions of the Rider). During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	01/01/2020
Withdrawal Benefit Base on 01/01/2021:	$200,000
Contract Value on 04/01/2021:	$150,000
Guaranteed Annual Withdrawal Amount for 2021:	$10,000
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND SURRENDER CHARGES / FREE WITHDRAWAL
Assume there is a single Initial Purchase Payment made on 01/01/2020 of $100,000.
The Contract is now in its second Contract Year. The Free Withdrawal Amount is currently 10% of Total Purchase Payments:
Free Withdrawal Amount = 10% x $100,000 = $10,000.
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you make a $15,000 withdrawal directed as an RMD Withdrawal. The RMD Withdrawal exceeds the Free Withdrawal Amount by $5,000. However, there is no Surrender Charge imposed upon withdrawals taken to satisfy Required Minimum Distributions, even if this amount exceeds the Free Withdrawal Amount. Therefore, there is no Surrender Charge on the withdrawal.

RMD AND ENHANCED DEATH BENEFIT
Assume that your Contract has an Enhanced Death Benefit Rider attached to it.
Assumptions:

Rider Effective Date:	01/01/2020
Enhanced Death Benefit Base on 01/01/2021 (immediately prior to withdrawal):	$200,000
Contract Value on 04/01/2021:	$150,000
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you make a $15,000 withdrawal directed as an RMD Withdrawal. There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal
(a) = $15,000
(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000
In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

INFLATION PROTECTOR WITHDRAWAL BENEFIT EXAMPLES

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: INFLATION INCREASE OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE
Assume on 01/01/2020 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 04/15/2020 of $50,000, after which the Withdrawal Benefit Base increases to $150,000. You take an Early Access Withdrawal on 10/15/2020 of $20,000. On 10/15/2020, assume the Contract Value is $140,000 before the Early Access Withdrawal is taken. Assume that the Inflation Factor for the year is 3.00%.
Effect of Early Access Withdrawal on Withdrawal Benefit Base
Early Access Withdrawals reduce the Withdrawal Benefit Base by the greater of (1) and (2) where:

(1)	is the Early Access Withdrawal amount; and

(2)	is the Early Access Withdrawal amount multiplied by the ratio of (a) to (b), where:

(a)	is the Withdrawal Benefit Base immediately prior to the Early Access Withdrawal; and

(b)	is the Contract Value immediately prior to the Early Access Withdrawal.
(1) $20,000
(2) $20,000 * ($150,000 / $140,000) = $21,428.57
In this case, (2) = $21,428.57 is greater than (1) = $20,000. Therefore, the Withdrawal Benefit Base will be reduced to $150,000 – $21,428.57 = $128,571.43. The Contract Value reduces to $140,000 – $20,000 = $120,000.
An Inflation Increase will be applied on the next Contract Anniversary (01/01/2021) based on the average monthly Withdrawal Benefit Base during the Contract Year. The average monthly Withdrawal Benefit Base is the average monthly value (on each Monthly Anniversary) of the Withdrawal Benefit Base over the previous 12 months of the Contract Year.

Monthly Anniversary dates:	Number of months:	Withdrawal Benefit Base:
1/1/2020, 2/1/2020, 3/1/2020, 4/1/2020	4	$100,000
5/1/2020, 6/1/2020, 7/1/2020, 8/1/2020	6	$150,000
9/1/2020,10/1/2020 11/1/2020, 12/1/2020	2	$128,571
The Inflation Increase added to the Withdrawal Benefit Base on 01/01/2021 will be:
3% * (4 * 100,000 + 6 * 150,000 + 2 * 128,571) / 12 = $3,893

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIVING BENEFIT WITHDRAWALS
At the time you decide to start the Living Benefit Withdrawals under the Living Benefit Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base
Assumptions:

Rider Effective Date:	01/19/2020
Living Benefit Withdrawals start on:	04/01/2021
Contract Value on 04/01/2021 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2021:	$107,000
The Contract Value (just prior to withdrawal) of $108,200 is greater than the Withdrawal Benefit Base (just prior to withdrawal) of $107,000. Therefore, your Withdrawal Benefit Base will Step-Up to $108,200.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE
Assumptions:

Initial Purchase Payment	$100,000.00
Additional Purchase Payments	None
Inflation Factor	3.00%

Contract Anniversary	Contract Value	Inflation Increase	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$3,000.00	$103,000.00	$125,000.00	Step-Up
2	$127,000.00	$3,750.00	$128,750.00	$128,750.00	No Step-Up
3	$132,000.00	$3,862.50	$132,612.50	$132,612.50	No Step-Up
4	$140,000.00	$3,978.38	$136,590.88	$140,000.00	Step-Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Inflation Increase of $3,000 is added to the Withdrawal Benefit Base ($100,000 + $3,000 = $103,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $103,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Inflation Increase is added to the Withdrawal Benefit Base and then it is evaluated for Step-Up: $125,000 + $3,750 = $128,750, Contract Value $127,000 < $128,750, so there is no Step-Up this year.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: RIDER CHARGE
EXAMPLE FOR INFLATION PROTECTOR WITHDRAWAL BENEFIT VI RIDER
Suppose a Single Life Guarantee is issued on 05/1/2024. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2024, 10/31/2024, 01/31/2025, and 04/30/2025. Suppose the

Withdrawal Benefit Base is $100,000 on 05/18/2024, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.80% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2025, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.80% / 4) * (days in quarter not including Leap Day/ 91.25).
For example, there are 92 days between 5/1/2024 and 7/31/2024, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.80% / 4) * (92 / 91.25) = $453.70. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.80% / 4) * (89 / 91.25) = $438.90.
Rider Charge varies in certain states — please see “Appendix D: State Variations” for details.
EXAMPLE FOR INFLATION PROTECTOR WITHDRAWAL BENEFIT IV AND V RIDER
Suppose a Single Life Guarantee is issued on 05/1/2021. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2021, 10/31/2021, 01/31/2022, and 04/30/2022. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2021, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.40% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2022, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.40% / 4) * (days in quarter not including Leap Day/ 91.25).
For example, there are 92 days between 5/1/2021 and 7/31/2021, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.40%/4) * (92 / 91.25) = $352.88. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.40%/4) * (89/91.25) = $341.37.
Rider Charge varies in certain states — please see “Appendix D: State Variations” for details.
EXAMPLE FOR INFLATION PROTECTOR WITHDRAWAL BENEFIT I RIDER, THE INFLATION PROTECTOR WITHDRAWAL BENEFIT II RIDER AND INFLATION PROTECTOR WITHDRAWAL BENEFIT III RIDER
Suppose a Single Life Guarantee is issued on 05/1/2020. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2020, 10/31/2020, 01/31/2021, and 04/30/2021. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2020, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step-Up on 05/1/2021, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.25% / 4) * (days in quarter not including Leap Day/ 91.25).
For example, there are 92 days between 5/1/2020 and 7/31/2020, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.25%/4) * (92 / 91.25) = $315.07. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.25%/4) * (89/91.25) = $304.79.
Rider Charge varies in certain states — please see “Appendix D: State Variations” for details.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: ENHANCEMENT TRUE-UP
This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning‑of‑Year	Contract Value End‑of‑ Year	Inflation Increase	Enhancements > 36 months old	Enhancement True-Up Base	Withdrawal Benefit Base
1	$250,000.00	$12,500.00	$262,500.00	$262,500.00	$0.00	$0.00	$250,000.00	$250,000.00
2	$10,000.00	$500.00	$273,000.00	$273,000.00	$7,500.00	$0.00	$260,000.00	$273,000.00
3	$10,000.00	$500.00	$283,500.00	$335,000.00	$8,190.00	$0.00	$270,000.00	$291,190.00
4	$30,000.00	$1,500.00	$366,500.00	$385,000.00	$8,735.70	$12,500.00	$312,500.00	$366,500.00
5	$0.00	$0.00	$385,000.00	$424,500.00	$10,995.00	$500.00	$313,000.00	$385,000.00
6	$0.00	$0.00	$424,500.00	$432,000.00	$11,550.00	$500.00	$313,500.00	$424,500.00
7	$0.00	$0.00	$432,000.00	$469,000.00	$12,735.00	$1,500.00	$315,000.00	$437,235.00
Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Inflation Factor:	3% for Contract Years 1-6.

Contract Growth:	No growth in Contract Years 1 and 2, $51,500 in Contract Year 3, $18,500 in Contract Year 4, $39,500 in Contract Year 5, $7,500 in Contract Year 6, $37,000 in Contract Year 7.
Enhancement True-Up Base:
This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True- Up. The Enhancement True-Up Base includes your Purchase Payments and Purchase Payment Enhancements more than 36 months old:

CY1
Enhancement True-Up Base is equal to your Initial Purchase Payment at Contract issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2
On first anniversary, another Purchase Payment is added to Enhancement True-Up Base: $250,000 + $10,000 = $260,000. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3
On the second Contract Anniversary (beginning of Contract Year 3), the additional Purchase Payment is added to the Enhancement True-Up Base: $260,000 + $10,000 = $270,000. Purchase Payment Enhancements are not yet 36 months old.

CY4
On the third Contract Anniversary (beginning of Contract Year 4), the additional Purchase Payment is added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the Initial Purchase Payment, which is now 36 months old: $270,000 + $30,000 + $12,500 = $312,500.

CY5
There are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $312,500 + $500 = $313,000.

CY6
There are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $313,000 + $500 = $313,500.

CY7
There are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $313,500 + $1,500 = $315,000.

Enhancement True-Up Comparison:
Contract Year 4 (BOP)
The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $291,190.

Step 1‑2:	Purchase Payments and the Inflation Increase are added to this WBB: $291,190 + $30,000 + $8,735.70 = $329,925.70

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $329,925.70 < $366,500, so WBB Steps-Up to $366,500. Deferral Phase Inflation Increase Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $366,500 > $312,500, so there is no Enhancement True-Up.
Contract Year 5 (BOP)
On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $366,500.

Step 1‑2:	The Inflation Increase is added to this WBB: $366,500 + $10,995 = $377,495

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $377,495 < $385,000, so WBB Steps-Up to $385,000. Deferral Phase Inflation Increase Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $385,000 < $313,000, so there is no Enhancement True-Up.
Contract Year 6 (BOP)
On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $385,000.

Step 1‑2:	An Inflation Increase is added to this WBB: $385,000 + $11,550 = $396,550.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $396,550 < $424,500, so WBB Steps-Up to $424,500. Deferral Phase Inflation Increase Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $313,500, so there is no Enhancement True-Up.
Contract Year 7 (BOP)
On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1‑2:	An Inflation Increase is added to this WBB: $424,500 + $12,735 = $437,235.

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $437,235 > $432,000, no Step-Up.

Step 4:	WWBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $437,235 > $315,000, so there is no Enhancement True-Up.
Enhancement True-Up is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: LIFETIME WITHDRAWAL RATE CALCULATION
$100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

Contract Year	Purchase Payment	Age of Purchase Payment	Total Purchase Payments	Waiting Bonus
1	$100,000	6	$150,000	0.40%
4	$50,000	3	$150,000	0.10%
Effective Waiting Bonus				0.50%
Withdrawal Rate Adjustment Waiting Period = 0
Maximum Withdrawal Rate Adjustment Period = 10
Annual Adjustment Rate = 0.10%
Age-Based Lifetime Withdrawal Rate = 4.25% (based on a single life under Inflation Protector Withdrawal Benefit VI)
Initial Calculation of Effective Waiting Bonus.
Waiting Bonus = (Age of PP) * (Annual Adjustment Rate) * (PP Amount) / (Total PP)
For $100K Purchase Payment deposited at issue:
Waiting Bonus = (6) * (0.10%) * ($100,000) / ($150,000) = 0.40%
For $50K Purchase Payment deposited in the beginning of the 4th Contract Year:
Waiting Bonus = (3) * (0.10%) * ($50,000) / ($150,000) = 0.10%
The Effective Waiting Bonus is the sum of the Waiting Bonus for each Purchase Payment.
Effective Waiting Bonus = 0.40% + 0.10% = 0.50%
Lifetime Withdrawal Rate = Age-Based Lifetime Withdrawal Rate + Effective Waiting Bonus = 4.25% + 0.50% = 4.75%
Suppose there is a Step-Up in Contract Year 11. Since the Annuitant has reached age 76 at this time, he is eligible to receive the higher Age-Based Lifetime Withdrawal Rate. The Effective Waiting Bonus will not be recalculated at this point. The new Lifetime Withdrawal Rate = 4.50% + 0.50% = 5.00%
The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: EXCESS WITHDRAWALS
Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example summarizes what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.

Assumptions:

Rider Effective Date:	1/1/2020
Withdrawal Benefit Base on 01/01/2020:	$200,000.00
Contract Value on 4/1/2020 (immediately prior to withdrawal):	$150,000.00
Guaranteed Annual Withdrawal Amount for 2020:	$10,000.00
Suppose on 04/01/2020, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000
Effect on Withdrawal Benefit Base
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
(a) = $5,000
(b) = $5,000 * ((1) $200,000 / ((2)max(0,(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7142.86
In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.
Effect on Enhanced Death Benefit Base
Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
(a) = $15,000
(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000
In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: AVAILABLE STANDARD WITHDRAWAL RATES
This example illustrates how the available Standard Withdrawal Rates are determined at the time of Living Benefit Withdrawal. (To see how the Lifetime Withdrawal Rate is determined for the following scenario, see “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” example in this Appendix.)
Suppose $100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Standard Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.
The Standard Withdrawal Rates available at the time of first withdrawal will be those that are greater than or equal to the then applicable Lifetime Withdrawal Rate plus the Standard Withdrawal Rate Threshold (0.50%).
The Lifetime Withdrawal Rate under the Lifetime Withdrawal Guarantee is equal to the sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. At time of the Standard Withdrawal, these components and the Lifetime Withdrawal Rate have the following values:
Age-Based Lifetime Withdrawal Rate: 4.25% (based on a single life under Inflation Protector Withdrawal Benefit VI)
Effective Waiting Bonus: 0.50%
Lifetime Withdrawal Rate: 4.25% + 0.50% = 4.75%
Available Standard Withdrawal Rates > (4.75% + 0.50% = 5.25%)
The available Standard Withdrawal Rate is 6.00%.
The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE
This example illustrates the effect of withdrawals under the Standard Withdrawal Guarantee on the Standard Withdrawal Benefit Balance and the Withdrawal Benefit Base, described under “Inflation Protector Withdrawal Benefit Rider — Withdrawal Options under the Rider – Standard Withdrawal Guarantee under the Living Benefit Guarantee” of this Prospectus.
Assume that at the start (BOP) of the Contract Year, your Contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Standard Annual Reduction	$5,000
Contract Value (CV)	$40,000
Withdrawal Benefit Base	$200,000
Standard Withdrawal Benefit Balance	$45,000
Scenario 1.
Monthly withdrawals of $1,000 are taken at the end of each Contract Month. For simplicity, we will assume that the Contract Value will only reduce for withdrawals, and will not change for any gains, losses, or charges (therefore, there is no opportunity for Step-Up). Table below shows the Standard Withdrawal Benefit Balance and Withdrawal Benefit Base at the end of each Contract Month (EOP), reduced for withdrawals.

Abbreviations:
BOP = Beginning of Period, EOP = End of Period, CV = Contract Value, GAWA = Guaranteed Annual Withdrawal Amount, SAR = Standard Annual Reduction, WD = Withdrawal, WBB = Withdrawal Benefit Base, SWBB = Standard Withdrawal Benefit Balance

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
1	$40,000	$10,000	$5,000	$1,000	$1,000	$0	$0	$200,000	$45,000	$0	$200,000	$44,000
2	$39,000	$9,000	$4,000	$1,000	$2,000	$0	$0	$200,000	$44,000	$0	$200,000	$43,000
3	$38,000	$8,000	$3,000	$1,000	$3,000	$0	$0	$200,000	$43,000	$0	$200,000	$42,000
4	$37,000	$7,000	$2,000	$1,000	$4,000	$0	$0	$200,000	$42,000	$0	$200,000	$41,000
5	$36,000	$6,000	$1,000	$1,000	$5,000	$0	$0	$200,000	$41,000	$0	$200,000	$40,000
6	$35,000	$5,000	$0	$1,000	$6,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
7	$34,000	$4,000	$0	$1,000	$7,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
8	$33,000	$3,000	$0	$1,000	$8,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
9	$32,000	$2,000	$0	$1,000	$9,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
10	$31,000	$1,000	$0	$1,000	$10,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
11	$30,000	$0	$0	$1,000	$11,000	$0	$1,000	$200,000	$40,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000
Standard Withdrawal Benefit Balance is reduced as follows:

–
For the first 5 months (as long as the cumulative withdrawals in the Contract Year are less than Standard Annual Reduction), the Standard Withdrawal Benefit Balance is reduced by the dollar amount of every $1,000 withdrawal.

–	For the next 5 months (when cumulative withdrawals in the Contract Year exceed Standard Annual Reduction but are less than the GAWA), the Standard Withdrawal Benefit Balance is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as the GAWA has been depleted by this time.
Excess Withdrawals reduce the Standard Withdrawal Benefit Balance by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal; and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$40,000—(ii)$0)/(2)((i)$30,000-(ii)$0)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.
At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667-(ii)$0)/(2)((i)$29,000-(ii)$0)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.
Withdrawal Benefit Base is reduced as follows:

–	For the first 10 months (as long as the cumulative withdrawals in the Contract Year are less than GAWA), the Withdrawal Benefit Base is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$30,000-(ii)$0)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.
At the end of Contract Month 12, the Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000-(ii)$0)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

Scenario 2.
Now assume that you take $11,000 withdrawal at the end of month 11, and a $1,000 withdrawal at the end of month 12.

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
11	$40,000	$10,000	$5,000	$11,000	$11,000	$0	$1,000	$200,000	$45,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000
Standard Withdrawal Benefit Balance is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:
At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$45,000-(ii)$5,000)/(2)((i)$40,000-(ii)$10,000)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.
At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667-(ii)$0)/(2)((i)$29,000-(ii)$0)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.
Withdrawal Benefit Base is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:
At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$40,000-(ii)$10,000)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.
At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000-(ii)$0)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

In both cases, the Standard Withdrawal Benefit Balance is equal to $37,333 and Withdrawal Benefit Base is equal to $186,667 after reductions for withdrawals (at the end of month 12).
In the beginning of the next Contract Year, the new GAWA and Standard Annual Reduction are calculated (assuming there is no Inflation Increase): GAWA = Withdrawal Benefit Base * Standard Withdrawal Rate = $186,667 * 0.05 = $9,333
Standard Annual Reduction = lesser of 1) previous Standard Annual Reduction and 2) new GAWA = $5,000

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: GUARANTEED ANNUAL WITHDRAWAL AMOUNT IN THE FINAL YEAR
At the start of the Contract Year, your Contract has the following values:

Contract Value (CV)	$3,400
Withdrawal Benefit Base	$93,139
Standard Withdrawal Benefit Balance	$4,000
Guaranteed Annual Withdrawal Amount (GAWA)	$4,657
Standard Annual Reduction	$4,499

–	At the start of the Contract Year, Standard Withdrawal Benefit Balance is compared to Standard Annual Reduction: $4,000 < $4,499.

–	Since Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, your GAWA will be reduced.

–	GAWA Reduction Factor = Standard Withdrawal Benefit Balance / Standard Annual Reduction = $4,000 / $4,499 = 88.9%.

–	The reduced GAWA will be calculated as follows: Reduced GAWA = $4,657 * 88.9% = $4,140.

–	Even though your CV is only $3,400, and your Standard Withdrawal Benefit Balance is only $4,000, you can take withdrawals up to GAWA = $4,140.

–	Your Contract will then be terminated according to the terms of this Rider (“Inflation Protector Withdrawal Benefit — Termination of the Inflation Protector Withdrawal Benefit Rider”).

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE
Assume that you are in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.
Assumptions:

Rider Effective Date:	1/1/2020
Withdrawal Benefit Base on 01/01/2021:	$200,000
Standard Withdrawal Benefit Balance on 01/01/2021:	$175,000
Contract Value on 04/01/2021:	$150,000
Guaranteed Annual Withdrawal Amount for 2021:	$10,000
Standard Annual Reduction for 2021:	$7,500

Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	The Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to the RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. The Standard Withdrawal Benefit Balance is reduced by the dollar amount of the RMD withdrawal above the Guaranteed Annual Withdrawal Amount. The Standard Withdrawal Benefit Balance reduces to $175,000 – $7,500 – $5,000 = $162,500. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE
Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.
Assumptions:

Rider Effective Date:	1/1/2020
Withdrawal Benefit Base on 01/01/2021:	$200,000
Contract Value on 04/01/2021:	$150,000
Guaranteed Annual Withdrawal Amount for 2021:	$10,000
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

GUARANTEED MINIMUM ACCUMULATION BENEFIT EXAMPLES (GUARANTEED MINIMUM ACCUMULATION BENEFIT CANNOT BE ADDED TO SMART FOUNDATION FLEX VARIABLE ANNUITY FOR CONTRACTS PURCHASED ON OR AFTER MAY 27, 2016 OR ANY CONTRACTS PURCHASED AFTER NOVEMBER 1, 2021)

GUARANTEED MINIMUM ACCUMULATION BENEFIT
Effect Of Subsequent Purchase Payments On Guaranteed Minimum Accumulation Benefit
Suppose your benefit is issued on 2/15/2020 and your benefit period is ten years. Any Purchase Payment received between 2/15/2020 and 2/14/2021 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2021 will not be added to Guaranteed Minimum Accumulation Benefit Base.
If step-up option is not exercised, and you decide to renew your benefit for another ten years on 2/15/2030, any Purchase Payment received between 2/15/2030 and 2/14/2031 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2031 will not be added to Guaranteed Minimum Accumulation Benefit Base.
Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit
The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the Guaranteed Minimum Accumulation Benefit Base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.
Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.
The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:
Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18
If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:
Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

GUARANTEED MINIMUM ACCUMULATION BENEFIT II EXAMPLES

GUARANTEED MINIMUM ACCUMULATION BENEFIT II
Example Of Effect Of Purchase Payments And Withdrawals On The Rider
This Example assumes the following transactions during the first Accumulation Benefit Period of 9 years:

•	Initial Purchase Payment = $250,000; a Purchase Payment Enhancement of $12,500 is credited.

•	A Subsequent Purchase Payment of $30,000 is made and a Purchase Payment Enhancement of $1,500 is credited in Contract Year 1.

•	A Subsequent Purchase Payment of $10,000 is made and a Purchase Payment Enhancement of $500 is credited in Contract Year 2.

•	A withdrawal of $20,000 is taken during Contract Year 3.

•	A withdrawal of $45,000 is taken during Contract Year 5.
On the Contract Effective Date, the Accumulation Benefit Base equals the Initial Purchase Payment plus the Purchase Payment Enhancement ($262,500 = $250,000 + $12,500).
During Contract Year 1, an additional Purchase Payment of $30,000 was made and a Purchase Payment Enhancement of $1,500 is credited. Since this Purchase Payment was made during the first 12 months of the Accumulation Benefit Period, the Accumulation Benefit Base will be increased by $31,500
During Contract Year 2, an additional Purchase Payment of $10,000 was made and a Purchase Payment Enhancement of $500 is credited. Since this Purchase Payment was not made during the first 12 months of the Accumulation Benefit Period, the Contract Value is increased but the Accumulation Benefit Base is not increased.
During Contract Year 3, a withdrawal of $20,000 is taken. This withdrawal reduces the Accumulation Benefit Base proportionately. The withdrawal reduction to the Accumulation Benefit Base is the withdrawal amount multiplied by the ratio of the Accumulation Benefit Base and the Contract Value ($20,000 x ($294,000 / $316,300) = $18,590). The new Accumulation Benefit Base after the withdrawal is $294,000 – $18,590 = $275,410.
During Contract Year 5, a withdrawal of $45,000 is taken. This withdrawal reduces the Accumulation Benefit Base proportionately. The withdrawal reduction to the Accumulation Benefit Base is the withdrawal amount multiplied by the ratio of the Accumulation Benefit Base and the Contract Value ($45,000 x ($275,410 / $245,300) = $50,524). The new Accumulation Benefit Base after the withdrawal is $275,410 – $50,524 = $224,886.
At the end of Accumulation Benefit Period of 9 years, a Guaranteed Minimum Accumulation Benefit of $54,886 is credited to the Contract. This is the difference of the Accumulation Benefit Base over the Contract Value. At this point a new Accumulation Benefit Period of 9 years automatically begins. The Contract Owner also has the option of switching to a 5 year Accumulation Benefit Period or terminating the Rider by notifying the Company of that choice within 30 days following the end of the Accumulation Benefit Period.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value	Accumulation Benefit Base	Contract Value Growth	Withdrawal	Reduction to Accumulation Benefit Base	GMAB Credited to Contract	Contract Value
1	250,000	12,500	262,500	262,500	300	0	0	0	262,800
1	30,000	1,500	294,300	294,000	10,000	0	0	0	304,300
2	10,000	500	314,800	294,000	-500	0	0	0	314,300
3	0	0	314,300	294,000	2,000	20,000	18,590	0	296,300
4	0	0	296,300	275,410	-50,000	0	0	0	246,300
5	0	0	246,300	275,410	-1,000	45,000	50,524	0	200,300
6	0	0	200,300	224,886	-24,500	0	0	0	175,800
7	0	0	175,800	224,886	5,000	0	0	0	180,800
8	0	0	180,800	224,886	-12,000	0	0	0	168,800
9	0	0	168,800	224,886	1,200	0	0	54,886	224,886

APPENDIX D
State Variations
Following is the summary of state variations for Smart Foundation Variable Annuity. This list includes the material features and benefits of your Contract. Information contained below is subject to change based on state approvals of the Contract. Please refer to your Contract for specific information.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CA	See “Revocation Rights”	The Contract Owner may cancel this Contract within ten days (30 days for Contract Owners age 60 and older) after its receipt. If this Contract is a Replacement Contract it may be cancelled by returning it within 30 days after it is received by the Contract Owner. In either situation, simply return or mail it to the Company or the financial professional through whom it was purchased. The Company will refund the Contract Value and Contract fees, if any, as of the time notification is received.
CA	See “Transaction Expenses”	The Premature Withdrawal Charge will not be assessed in California.
CA	See “Waiver of Surrender Charges”
Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if, while the Contract is in force, the Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases).

Waiver of Surrender Charges under confinement to a medical care facility is not permitted in California.

Disability Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1) The Contract Owner (or Annuitant for entity-owned Contracts) has a disability that renders one unable to perform with reasonable continuity the substantial and material acts necessary to pursue his usual occupation in the usual or customary way or to engage with reasonable continuity in another occupation in which he could reasonably be expected to perform satisfactorily in light of his age, education, training, experience, station in life, physical and mental capacity,

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
(2) The disability began after the Contract Date, and (3) The disability has continued without interruption for four months.
CA	“Purchasing the Enhanced Death Benefit Rider with your Contract (Owner/Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Enhanced Death Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CA	“Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract (Owner/Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Guaranteed Growth and Income Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CA	Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements):	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract (Owner / Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Inflation Protector Withdrawal Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CA	“Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract (Owner /Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	See “Maximum Purchase Payment”	The Company may only decline Purchase Payments if required for purposes of satisfying applicable laws or regulations.
CT	“Forfeiture of Purchase Payment Enhancements”	Purchase Payment Enhancements will only be forfeited in Connecticut if you cancel your Contract during the free-look period described in your Contract.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CT		Surrender Charge schedule for Smart Foundation Plus Base Contract Option in Connecticut is as follows:
		Number of full years since Purchase Payment	Applicable Surrender Charge Smart Foundation Plus Base Contract Option
		0	9.0%
		1	9.0%
		2	8.0%
		3	7.0%
		4	6.0%
		5	5.0%
		6	4.0%
		7	3.0%
		8	2.0%
		9	0.0%
		The Premature Withdrawal Charge will not be assessed in Connecticut.
CT	“Waiver of Surrender Charges”
Waiver of Surrender Charges for Disability Related Withdrawals is not available in Connecticut.

Term “Medically Related Withdrawal” is replaced with “Waiver of Surrender Charges.” Provisions of the Section are changed as follows:

You may request the waiver of Surrender Charge of all or part of your Contract Value if either of the following events occurs:

(1) The Contract Owner (or Annuitant for entity-owned Contracts) is first confined to a hospital or nursing facility while this Contract is in force and remains confined for at least 90 days in a row.

(2) The Contract Owner (or Annuitant for entity-owned Contracts) is diagnosed by a licensed physician with a fatal illness (an illness expected to result in death within 2 years) while this Contract is in force.

CT	“Death before Annuity Date”	Purchase Payment Enhancement will not be forfeited from the Contract Value component of the Standard Death Benefit, or from the Contract Value payable upon death of a Contract Owner, in Connecticut.
CT	“Annuity Payments”	If the age of the Annuitant or Joint Payee is misstated and the Contract is annuitized, an actuarial equivalent adjustment will be made on future payments under the Contracts.
CT	“Termination of the Enhanced Death Benefit Rider”	Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CT	“Termination of the Guaranteed Growth and Income Benefit Rider”	Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CT	“Termination of the Inflation Protector Withdrawal Benefit Rider”	Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
FL	“Maximum Purchase Payment”	Maximum Purchase Payment amount has been modified to read as follows: Total Purchase Payments may not exceed the Maximum Purchase Payment limit at any time without the consent of the Company.
FL	“Revocation Rights”
Revocation Rights has been modified to read as follows:

You may cancel the Contract within 21 days after its receipt. The Company will refund an amount equal to the cash Surrender Value plus any fees or charges deducted from the Purchase Payments.

FL	“Transaction Expenses”	The Premature Withdrawal Charge will not be assessed after the 10th Contract Year.
FL	“What happens on the Annuity Date under the Rider?”
A notification that an Annuity option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and you did not specify an Annuity option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option.

If the Annuity Date is less than the maximum maturity date, the Annuity Date will not be changed to the maximum maturity date allowed by the state.

FL	“Termination of the Enhanced Death Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
FL	“Termination of the Guaranteed Growth and Income Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
FL	“Waiver of Surrender Charges”	The maximum amount for which the Surrender Charges will be waived has been modified to read as follows: The maximum amount for which the Surrender Charges will be waived is $500,000.
FL	“Termination of the Inflation Protector Withdrawal Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
NY*	“DEFINTIONS, Guaranteed Growth and Income Benefit Rider”	Guaranteed Growth and Income Benefit II Rider applies to Contracts purchased after March 15, 2013, and before September 1, 2019.
NY	“Revocation Rights”
Revocation Rights has been modified to read as follows:

You may cancel the Contract within 10 days after its receipt. Simply return or mail it to the Company or the financial professional through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund any Purchase Payments made.

NY	“The Fixed Account”	Fixed Interest Options are not available in New York.
NY	“Transaction Expenses”	Premature Withdrawal Charge does not apply in New York.
NY	“Optional Benefit Expenses”
The Rider Charge for Guaranteed Growth and Income Benefit I (available for Contracts purchased on or prior to March 15, 2013), in New York is 1.05% for a Single or Joint Life Guarantee.

The Rider Charge for Inflation Protector Withdrawal Benefit in New York (available for Contracts purchased before September 1, 2019) for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.

NY	“Maximum Purchase Payment”	The Company does not have the right to decline any Purchase Payment.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
NY	“Withdrawals”
In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Contract Value to you. This will cause your Contract and any optional benefits to terminate.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Contract Value to you, if there is no Purchase Payment activity during the three most recent Contract Years, and the Contract Value is less than $2,000.

Minimum Remaining Balance (described under “Withdrawals Treated as Surrenders” and “Partial Withdrawal” subsections under “How Can I Withdraw Money from the Contract?”) in New York is as follows:

		Base Contract Option	Minimum Remaining Balance (after withdrawal)
		Smart Foundation Prime	$2,000
		Smart Foundation Flex	$2,000
		Smart Foundation Plus	$2,000
NY	“Death before Annuity Date”	Purchase Payment Enhancement will not be forfeited from the Contract Value component of the Standard Death Benefit, or from the Contract Value payable upon death of a Contract Owner, in New York.
NY	“Annuity Payments”
The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity option on the Annuity Date is less than $2,000, or would provide an income the initial amount of which is less than $20 per month, we may pay you such amount in a lump sum.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the greater of the Surrender Value and 95% of the Contract Value to purchase a single premium immediate annuity contract at purchase rates offered by the Company at the time to the same class of Annuitants.

NY	“Smart Foundation Plus Base Contract Option and the Enhanced Death Benefit Base”	The Enhanced Death Benefit Base Enhancement True-Up feature is not available in New York.
NY	“Withdrawal Benefit Base (Guaranteed Growth and Income Benefit)”	Growth Rate is 7% in New York for Guaranteed Growth and Income Benefit I (available for Contracts purchased on or prior to March 15, 2013).

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
NY	“Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider”	The Withdrawal Benefit Base Enhancement True-Up feature is not available in New York.
NY	Rider Charge (Guaranteed Growth and Income Benefit I)	The Rider Charge for Guaranteed Growth and Income Benefit I (available for Contracts purchased on or prior to March 15, 2013) is 1.05% for a Single or Joint Life Guarantee.
NY	“Withdrawal Options under the Rider (Guaranteed Growth and Income Benefit)”	Age-Banded Lifetime Withdrawal Rates in New York for Guaranteed Growth and income Benefit I (available for Contracts purchased on or prior to March 15, 2013) are:
		Actual Age at the start of Withdrawal Phase		Lifetime Withdrawal Rate (Single)	Lifetime Withdrawal Rate (Joint)
		At Least	But Less Than
		55	65	4.00%	3.50%
		65	75	5.00%	4.50%
		75 and over		6.00%	5.50%
For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee.
NY	“What Happens on the Annuity Date under the Rider?” (Guaranteed Growth and Income Benefit)
You must select an Annuity option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

NY	“Withdrawal Benefit Base”	The Maximum Inflation Factor is 4%.
NY	“Withdrawal Benefit Base” (Smart Foundation Plus Base Contract Option and the Inflation Protector Withdrawal Benefit Rider)	The Withdrawal Benefit Base Enhancement True-Up feature is not available in New York.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
NY	Rider Charge (Inflation Protector Withdrawal Benefit Rider)	The Rider Charge for Contracts purchased before September 1, 2019, for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.
NY	“Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”	The Waiting Bonus feature is not available in New York.
NY	“What Happens on the Annuity Date under the Rider?”
You must select an Annuity option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

*
Effective September 1, 2019, the Smart Foundation Variable Annuities are no longer offered to new business clients in New York. The information above relates to Contracts that were offered before that date.

The Statement of Additional Information (the “SAI”) contains additional information about the Smart Foundation Variable Annuity Contract, including financial statements of The Penn Mutual Life Insurance Company, and additional information about The Penn Mutual Life Insurance Company, the Separate Account, and the Contract. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Reports and other information about the Penn Mutual Variable Annuity Account III, including the SAI, may be obtained from the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Smart Foundation Variable Annuity Contract is C000109377.

About The Penn Mutual Life Insurance Company

Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2026 The Penn Mutual Life Insurance Company, Philadelphia, PA19172, www.pennmutual.com

PM8671	05/26

Prospectus
Penn Mutual Variable Life Account III

Smart Foundation Advisory Variable Annuity

May 1, 2026

PROSPECTUS
FOR
SMART FOUNDATION ADVISORY VARIABLE ANNUITY
an individual variable and fixed deferred annuity contract — flexible purchase payments issued by
THE PENN MUTUAL LIFE INSURANCE COMPANY
and funded through
PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
of
The Penn Mutual Life Insurance Company
PO Box 178, Philadelphia, Pennsylvania 19105
1‑800‑523‑0650
May 1, 2026

This Prospectus (the “Prospectus”) describes an Individual Variable and Fixed Deferred Annuity with flexible purchase payments contract (the “Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us”, or “our”). This Prospectus contains information that the Contract owner should know before purchasing a Contract. Please read it carefully and save it for future reference. This Prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. The Contracts described in this Prospectus are not currently offered to new investors.
The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	is an individual annuity and is not available as a group contract;

•	has multiple investment options available, including variable investment options which invest in underlying mutual funds and fixed investment options which will earn an interest rate which will vary;

•	is a deferred annuity, which means that the regular annuity payments do not start immediately;

•	allows for flexible purchase payments, on or after the contract date, subject to certain restrictions;

•
is tax‑deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your beneficiary(ies);

•	allows you to choose among the fixed annuitization options that can guarantee income payments for a specified period or for the lifetime of the annuitant(s);

•	includes a standard death benefit;

•
offers a selection of optional benefits at an additional charge that may include the Guaranteed Growth and Income Benefit, Inflation Protector Withdrawal Benefit, Enhanced Death Benefit, and Guaranteed Minimum Accumulation Benefit; and

•	is only available through financial institutions registered as, or affiliated with, an investment adviser and whose financial professionals/adviser representatives manage your Contract for a fee.

Appendix A to this Prospectus lists the Portfolios and Fixed Account Options currently available in the Contract and includes additional information about the Portfolios and Fixed Account Options. Appendix B to this Prospectus describes the Fixed Account Options.
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable and deferred annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The Contract is a complex investment and involves risks, including potential loss of principal. Contracts are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties.
Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits) are subject to the claims-paying ability and financial strength of the Company.
You have purchased this Contract through an investment adviser who, for a fee, manages your Contract. Some Contract owners elect to take withdrawals from the Contract in order to pay these fees, which are in addition to Contract fees and expenses. If you elect to have investment adviser fees deducted from your Contract value, such withdrawals will reduce your Contract value and may be subject to surrender charges, premature withdrawal charges, federal and state income taxes, and a 10% federal penalty tax. Such withdrawals may also reduce the standard death benefit and any optional benefits, perhaps by substantially more than the amount of the withdrawal, and could even terminate the optional benefits.

2

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)
This Prospectus contains information that you should know before you buy the Smart Foundation Advisory Variable Annuity Contract (the “Contract”) described in this Prospectus or exercise any of your rights under the Contract. The purpose of this Prospectus is to provide information on the essential features and provisions of the Contract and the investment options available under the Contract. When you receive your Contract, read it carefully for more information about your rights and obligations under the Contract. This Prospectus is arranged as follows:

**********
The prospectuses of the mutual funds that are available in the Variable Investment Options (the “Funds”) contain important information that you should know about the variable investment options that may be made under the Contract. You should read the prospectuses of the available Funds carefully before you invest. You can obtain the prospectuses for the Funds online at www.pennmutual.com/FundLiterature. You can also request this information at no cost by calling 1‑800‑523‑0650 or by sending an email request to FundOperations@pennmutual.com.
This Prospectus (and the variable annuity) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (the “SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

3

DEFINITIONS
The following key terms and their definitions are included to help make this Prospectus as readable and understandable for you as possible. Other terms used within this Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of this Prospectus.
Accumulation Period: A period that begins with your first Purchase Payment and ends on the Annuity Date.
Accumulation Unit: A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.
Actual Age: True calendar age in exact years (including partial year).
Administrative Office: The Penn Mutual Life Insurance Company, Administrative Office, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.
Age‑Banded Lifetime Withdrawal Rate: The percentage applied to the Withdrawal Benefit Base (based on the age of the younger Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Growth and Income Benefit Rider.
Age‑Based Lifetime Withdrawal Rate: The age‑based component of the Lifetime Withdrawal Rate (based on the age of the younger Covered Life) under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Age Nearest Birthday: Age rounded to nearest whole number of years.
Annuitant: The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.
Annuitization: The process by which you convert your Contract Value into a stream of regular income payments.
Annuity Date: The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the Annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.
Annuity Payout Period: The period of time, starting on the Annuity Date, during which we make annuity payments.
Base Contract: The Smart Foundation Advisory Contract without optional benefits.
Beneficiary: The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.
Code: The Internal Revenue Code of 1986, as amended.
Company: The Penn Mutual Life Insurance Company. Also referred to as “we,” “our,” and “us,” or “Penn Mutual.”
Contingent Annuitant: The individual designated by the Contract Owner and named in the Contract who will become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

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Contract: The combination variable and fixed annuity Contract described in this Prospectus.
Contract Anniversary: Any subsequent anniversary date of the Contract Date. All values determined on a Contract Anniversary are based on the next close of regular trading on the NYSE. To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.
Contract Date: The date the Contract is issued.
Contract Owner(s) or Owner(s): The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.
Contract Specifications Page: The Contract Specifications Page contains your Contract’s individual specifications.
Contract Value: The sum of the Variable Account Value and the Fixed Account Value.
Contract Year: The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.
Covered Life: Person designated in the Contract upon whose age/lifetime the features and benefits of any Rider are based.
Death Benefit Enhancement: The amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract.
Deferral Phase: The period prior to the exercise of withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Deferral Phase Inflation Increase Period: The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Deferral Phase under the Inflation Protector Withdrawal Benefit Rider.
Early Access Withdrawal Option: An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.
Effective Waiting Bonus: The component of the Lifetime Withdrawal Rate that is based on the age of each Purchase Payment under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Enhanced Death Benefit Base: The value used to determine the amount of the Death Benefit Enhancement.
Enhanced Death Benefit Rider: Optional benefit that may be added to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.
Excess Withdrawal: Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.
Fixed Account: The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.

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Fixed Account Options: The Investment Options available under the Company’s Fixed Account, including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options.
Fixed Account Value: The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.
Fixed Dollar Cost Averaging Options: The Investment Options available under the Fixed Account that provide for credited interest at annual rates declared by the Company and are for use in the Dollar Cost Averaging Program.
Fixed Interest Options: The Investment Options available under the Fixed Account that provide for credited interest at annual rates declared by the Company.
Free Withdrawal Amount: The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.
Funds: The mutual funds that are available for investment through the Variable Investment Options of the Separate Account.
Guaranteed Annual Withdrawal Amount: The annual amount you may withdraw under the Guaranteed Growth and Income Benefit Rider and based on the amount of the Withdrawal Benefit Base and the Age‑Banded Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time. The annual amount you may withdraw under the Inflation Protector Withdrawal Benefit Rider and based on the amount of the Withdrawal Benefit Base and the withdrawal rate under the Living Benefit Guarantee.
Guaranteed Growth and Income Benefit Rider: Optional benefit that may be added to your Contract which provides for a guaranteed Lifetime Withdrawal benefit. Terms referencing the “Guaranteed Growth and Income Benefit Rider” apply to Guaranteed Growth and Income Benefit II Riders purchased before September 1, 2018, Guaranteed Growth and Income Benefit III Riders purchased on or after September 1, 2018 and before September 1, 2019, Guaranteed Growth and Income Benefit IV Riders purchased on or after September 1, 2019 and before April 9, 2020, Guaranteed Growth and Income Benefit V Riders purchased on or after May 1, 2020 and before November 2, 2020, and Guaranteed Growth and Income Benefit VI Riders purchased on or after November 2, 2020, unless otherwise indicated.
Guaranteed Minimum Accumulation Benefit Base: The amount used to determine the minimum value returned at the end of the Benefit Period under the Guaranteed Minimum Accumulation Benefit Rider.
Guaranteed Minimum Accumulation Benefit Rider: Optional benefit that may be added to your Contract if your Contract was issued before November 1, 2021, which provides for return of minimum value at the end of the Benefit Period.
Inflation Factor: Calculated based on the Consumer Price Index for All Urban Consumers and used along with the average monthly Withdrawal Benefit Base to determine the Inflation Increase under the Inflation Protector Withdrawal Benefit Rider.
Inflation Increase: Calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year under the Inflation Protector Withdrawal Benefit Rider.
Inflation Protector Withdrawal Benefit Rider: Optional benefit that may be added to your Contract which provides for a guaranteed minimum withdrawal benefit. Terms referencing the “Inflation Protector Withdrawal Benefit Rider” apply to Inflation Protector Withdrawal Benefit I

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Riders purchased before September 1, 2019, Inflation Protector Withdrawal Benefit II Riders purchased on or after September 1, 2019 and before April 9, 2020, Inflation Protector Withdrawal Benefit III Riders purchased on or after May 1, 2020 and before November 2, 2020, and Inflation Protector Withdrawal Benefit IV Riders purchased on or after November 2, 2020, unless otherwise indicated.
Initial Purchase Payment: The sum of all deposits made into the Contract on the Contract Date.
Interest Period: The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.
Investment Options: Contract’s Investment Options that consist of the Variable Investment Options and the Fixed Account Options.
Joint Annuitant: The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits and features.
Joint Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover two Covered Lives, specified at Contract issue.
Lifetime Withdrawal: Withdrawals available under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).
Lifetime Withdrawal Guarantee: Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Lifetime Withdrawal Rate: The sum of the Age‑Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Living Benefit Guarantee: Provides Guaranteed Annual Withdrawal Amounts under either the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Maturity Age: The oldest age at which annuity payments may begin as specified in your Contract (generally Actual Age 95 or higher).
Monthly Anniversary: The same day of each month as the Contract Anniversary; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.
NYSE: New York Stock Exchange.
Non‑Qualified Contract: A non‑qualified annuity may be purchased by any individual or entity; contributions to non‑qualified annuities are made with after‑tax dollars.
Premature Withdrawal Charge: A charge deducted from any amount withdrawn early from a Fixed Interest Option.

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Purchase Payment: Any deposit made into the Contract.
Qualified Contract: A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan such as a defined benefit pension plan or an individual retirement arrangement such as an Individual Retirement Annuity (IRA). Penn Mutual does not issue contracts through 401(k) or similar defined contribution pension plans.
Rider: Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — available Riders may include the Enhanced Death Benefit, Guaranteed Growth and Income Benefit VI, Inflation Protector Withdrawal Benefit IV, and Guaranteed Minimum Accumulation Benefit.
Rider Charge: The applicable charge for an optional benefit Rider that you may purchase with your Contract.
Rider Effective Date: The date the Rider becomes effective.
Separate Account: The Penn Mutual Variable Annuity Account III, a segregated asset account of the Company. The Separate Account is divided into subaccounts — each of which invests exclusively in a specific Fund and is referred to sometimes as Variable Investment Option.
Single Life Guarantee: Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract issue.
Spousal Step‑In: Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.
Standard Annual Reduction: The amount by which the Standard Withdrawal Benefit Balance is reduced each year for withdrawals up to and including the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Standard Death Benefit: The amount of the death benefit under the Contract, calculated as described in “What Are the Supplemental Riders and Benefits That Are Available?— Death Benefit.”
Standard Withdrawal Benefit Balance: Used to determine how long the benefit will last under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Standard Withdrawal Guarantee: Provides Guaranteed Annual Withdrawal Amounts for the earlier of the Standard Withdrawal Benefit Balance reducing to zero and the lifetime(s) of the Covered Life(ves) under the Standard Withdrawal Guarantee of the Inflation Protector Benefit Rider.
Standard Withdrawal Rate: The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.
Standard Withdrawal Rate Threshold: The amount added to the then applicable Lifetime Withdrawal Rate to determine which Standard Withdrawal Rates are available under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

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Step‑Up: An increase in the Withdrawal Benefit Base, the Enhanced Death Benefit Base, the Standard Withdrawal Benefit Balance, or the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.
Subsequent Purchase Payment: Any deposit made into the Contract after the Contract Date.
Surrender Charge: A fee imposed as a percentage of the amount of the Purchase Payments withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.
Surrender Charge Basis: The sum of all Purchase Payments not yet withdrawn.
Surrender Charge Period: The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.
Surrender Value: Contract Value less any charges and fees imposed upon surrender.
Valuation Period: The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the NYSE is open for trading.
Variable Account: The account under which amounts are held for the Contract Owner under all Variable Investment Options prior to the Annuity Date.
Variable Account Value: The sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.
Variable Investment Options: The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.
Withdrawal Benefit Base: The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.
Withdrawal Phase: The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Withdrawal Phase Inflation Increase Period — Lifetime Withdrawal Guarantee: The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
Withdrawal Phase Inflation Increase Period — Standard Withdrawal Guarantee: The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.
You, Your: The Contract Owner, who can make decisions regarding allocation of Purchase Payments, transfers, withdrawals, surrender, naming Beneficiary(ies), electing Riders, and other matters (all within the Contract limits).

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OVERVIEW OF THE SMART FOUNDATION ADVISORY VARIABLE ANNUITY CONTRACT
The following provides an overview of the Contract’s primary features. Please read the full descriptions in the rest of this Prospectus, and your Contract, for more information regarding these features and other provisions of the Contract.

1.	Purpose of the Contract
The Contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the Annuity Payout Period. The benefits offered under the Contract may be a variable or fixed amount, if available, or a combination of both. The Contract also offers a death benefit payable to your designated Beneficiaries upon the death of the Contract Owner or Annuitant.
This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Variable Investment Options.

2.	Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase called the Accumulation Period, prior to the Annuity Date; and (2) a payout (income) phase called the Annuity Payout Period, after the Annuity Date.
Accumulation (Savings) Period
To help you accumulate assets during the Accumulation Period, you can invest your payments and earnings in different Investment Options as follows:

•
The Contract allows you to allocate among the different Variable Investment Options which each invest in a specified mutual fund (each, a “Fund”). Your Contract Value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A to this Prospectus lists the Funds currently available in the Contract and includes additional information about the Funds.

•
In addition to the Variable Investment Options, the Contract allows you to allocate your Contract Value to the Fixed Account Options. The Fixed Account Options are designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Fixed Account Options are described in Appendices A and B to this Prospectus.

•	You can change the Investment Options in which you invest throughout the life of the Contract.
Annuity (Income) Payout Period
You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (called annuity payments), at which time the Accumulation Period of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. If you annuitize, your investments will be converted to income payments and you may no longer be able to choose to make withdrawals from your Contract. All benefits (including death benefits and optional benefits) terminate upon Annuitization.

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However, several optional benefit Riders offered under the Contract provide guaranteed payments that may last for life, and still allow you to make withdrawals and be eligible for a death benefit. Withdrawals (including withdrawals to pay adviser fees) that exceed specified limits under an optional benefit will reduce and could eliminate the income payments and other benefits of the optional benefit, including access to a death benefit.

3.	Contract Features
Base Contract
The Smart Foundation Advisory Contract offers a 3‑year Surrender Charge Period and Separate Account expenses of 0.40% on an annual basis. The table below summarizes the Base Contract features. Please see the “Table of Fees and Expenses” section of this Prospectus for the summary of fees or the “What Are the Fees and Charges Under the Contract?” section for more detailed information.

	SEP IRA /SIMPLE IRA / Traditional IRA / Roth IRA / ERISA Defined Benefit Plan	Non‑Qualified / Traditional Stretch IRA / Roth Stretch IRA	Surrender Charge Period (applies to each Purchase Payment)	Total Base Contract Expenses
Smart Foundation Advisory*	$25,000	$25,000	3 years	0.40%

*	This table does not contain the complete information about the Base Contract. Please read this entire Prospectus for details about specific features of the Contract.
Withdrawals to Pay Adviser Fees
You have purchased this Contract through an investment adviser who, for a fee, manages your Contract. Some Contract Owners elect to take withdrawals from the Contract in order to pay these fees, which are in addition to Contract fees and expenses. If you elect to have investment adviser fees deducted from your Contract Value, such withdrawals will reduce your Contract Value and may be subject to Surrender Charges, Premature Withdrawal Charges, federal and state income taxes, and a 10% federal penalty tax. Such withdrawals may also reduce the Standard Death Benefit and any optional benefits, perhaps by substantially more than the amount of the withdrawal, and could even terminate the optional benefits. See “Surrenders and Withdrawals” and “Taxes” below for more information.
Transfers
Within limitations, you may transfer Contract Value from one Variable Investment Option to another and to and from the Fixed Account Options. However, you may not transfer amounts held in the Fixed Interest Options to another Investment Option prior to the end of the Fixed Interest Option’s Interest Period, which could be up to 7 years. In addition, the Contract offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program. You can elect to have your account value automatically rebalanced at no additional charge. We offer rebalancing programs that you can use to automatically reallocate your account value among your Variable Investment Options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing program.
Contract Value
The Contract Value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Contract will increase or decrease based upon the investment

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performance of the Variable Investment Options you choose, your Purchase Payments, interest credited to the Fixed Account Options, any partial withdrawals, and the charges we deduct.
Surrenders and Withdrawals
During the Accumulation Period you can surrender the Contract or withdraw part of the Contract Value. However, the Contract is generally not a liquid investment. If you withdraw early, a Surrender Charge, a Premature Withdrawal Charge, and federal and state taxes may apply and/or you may incur a tax penalty if you are younger than 59 1⁄2. Withdrawals (including withdrawals to pay adviser fees) will also generally reduce your guaranteed benefits and the amount of the reduction may be greater than the dollar amount of the withdrawal.
Death Benefits
Your Contract includes a death benefit that will be paid upon the death of either the Contract Owner or the Annuitant. On the death of the Annuitant, the death benefit will be equal to the greater of Contract Value or Purchase Payments less adjusted withdrawals. On the death of the Contract Owner who is not the Annuitant, the death benefit will be equal to the Contract Value. You can also purchase an optional Enhanced Death Benefit Rider which offers a Death Benefit Enhancement to your Contract.
Optional Benefit Riders
In addition to the Enhanced Death Benefit Rider, you may purchase certain available optional benefits for an additional fee with Smart Foundation Advisory Annuity:

•	Guaranteed Growth and Income Benefit. provides for a guaranteed Lifetime Withdrawal period;

•	Inflation Protector Withdrawal Benefit. provides for living benefit withdrawals that are adjusted for inflation increases;

•	Guaranteed Minimum Accumulation Benefit. provides for a return of a minimum value at the end of the benefit period.
Check with your financial professional/adviser representative to determine the optional benefits that may currently be available to you.
These optional benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the Contract. These guarantees are subject to certain conditions, as set forth elsewhere in the Prospectus.
Withdrawals (including withdrawals to pay adviser fees) that exceed specified limitations under certain Riders may result in a reduction or premature termination of those benefits or of those Riders. If you purchase an Inflation Protector Withdrawal Benefit Rider or Guaranteed Growth and Income Benefit Rider, you will be required to adhere to investment requirements under the Rider, which will limit your ability to invest in the Fixed Account and certain Variable Investment Options offered in your Contract.
Taxes
You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax‑deferred. You are taxed only: (1) when you make a surrender or withdrawal; (2) when you receive an income payment from the Contract; or (3) upon payment of a death benefit. That means Contract Owners enjoy tax‑deferred growth, which provides greater earnings potential as compared to a fully taxable investment.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE SMART FOUNDATION ADVISORY VARIABLE ANNUITY CONTRACT

Fees, Expenses, and Adjustments

Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or withdraw money from within 3 years following your last Purchase Payment, you will be assessed a Surrender Charge of up to 3% of Purchase Payments withdrawn. For example, if you make a withdrawal in the first year, you could pay a Surrender Charge of up to $3,000 on a $100,000 investment.

In addition, if you take a withdrawal from a Fixed Interest Option that has an Interest Period of more than one year, then the Company may impose a Premature Withdrawal Charge on the amount withdrawn of up to 1⁄4th of the Fixed Interest Option’s interest rate, in addition to Surrender Charges. If you make a withdrawal in the first year from the Fixed Interest Option, you could pay total withdrawal charges of up to $10,000 on a $100,000 investment.

For more detailed information, see “Surrender Charge” and “Premature Withdrawal Charge” under “What Are the Fees and Charges Under the Contract?” in this Prospectus.

Are There Transaction Charges?
Yes. In addition to Surrender and Premature Withdrawal Charges, you may also be charged for other transactions, such as transfers between Investment Options. The transfer fee is currently $0. The transfer fee would not exceed $20.

For more detailed information, see “Table of Fees and Expenses;” “What are the Fees and Charges Under the Contract?”

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. The fees and expenses do not reflect any adviser fees paid to financial intermediaries from Contract Value or other assets of the Owner. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum

Base Contract[1]	0.40%	0.40%

Fund fees and expenses[2]	0.34%	1.40%

Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.35%	1.65%

1   Expressed as an annual percent of Contract Value.
2   Expressed as an annual percentage of daily net assets in the Fund. This range is for the year ended December 31, 2025, and could change from year to year.
3   Expressed as an annual percentage of the applicable benefit base or Variable Account Value, depending on the optional benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the Contract, which could add Surrender and Premature Withdrawal Charges that substantially increase costs.

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Lowest Annual Cost: $756	Highest Annual Cost: $5,049

Assumes:
•
Investment of $100,000

•
5% annual appreciation

•
Least expensive combination of Contract and Fund fees and expenses

•
No optional benefits

•
No sales charges or adviser fee deductions

•
No additional Purchase Payments, transfers or withdrawals

Assumes:
•
Investment of $100,000

•
5% annual appreciation

•
Most expensive combination of Contract, optional benefits and Fund fees and expenses

•
No sales charges or adviser fee deductions

•
No additional Purchase Payments, transfers or withdrawals

Risks

Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of your Purchase Payments (principal).

For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

Is this a short-term investment?
No. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A Surrender Charge and Premature Withdrawal Charge may apply in certain circumstances and any withdrawals may also be subject to a potentially significant reduction in the Standard Death Benefit, a potentially significant reduction in or loss of optional benefits, and/or federal and state income taxes and tax penalties.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract.”

What Are the Risks Associated with the Investment Options?
•
An investment in the Contract is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•
Each Investment Option (the Variable Investment Options and the Fixed Account Options) has its own unique risks. You should review these Investment Options before making an investment decision. The performance of the Funds will vary among each other, may underperform similar mutual funds not available through the Variable Investment Options, and some are riskier than others.

•
A discussion of the risks of allocating your investment to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

For more detailed information, see“Summary of Principal Risks of Investing in the Contract;”“Appendix A — Investment Options Available Under the Contract;”“Appendix B — Fixed Account Options.”

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What are the Risks Associated with the Insurance Company?
An investment in the Contract is subject to the risks related to the Company, including:

•
Any obligations, guarantees, and benefits of the Contract (including the Fixed Account Options, the Standard Death Benefit, and the optional Rider benefits), are subject to the claims-paying ability and financial strength of the Company.

•
There are risks relating to the Company’s administration of the Contract, including, among others, cybersecurity and infectious disease outbreak risks.

•
If the Company experiences financial distress, it may not be able to meet its obligations to you.

•
More information about the Company, including its financial strength ratings, is available upon request from the Company at 1‑800‑523‑0650.

For more detailed information, see “The Penn Mutual Life Insurance Company”; “Financial Statements”; “Summary of Principal Risks of Investing in the Contract — Insurance Company Risks”; “Other Information.”

Restrictions

Are There Restrictions on the Investment Company?
Yes.

•
You can allocate your Purchase Payments to the Variable Investment Options (that invest in the Funds) and the Fixed Account Options.

•
The minimum amount that may be transferred is $250 or, if less, the total amount held in the Investment Option.

•
The Company reserves the right to remove or substitute any of the Funds as Investment Options that are available under the Contract.

•
In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Contract Owners.

•
We will also reject or reverse a transfer request if for any reason any of the Funds do not accept the purchase of its shares.

•
Amounts held in the Fixed Interest Options may not be transferred to another Investment Option prior to the end of the Fixed Interest Option’s Interest Period, which could be up to 7 years. In addition, amounts withdrawn from a Fixed Interest Option with an Interest Period of longer than one year will be subject to a Premature Withdrawal Charge.

For more detailed information, see “How Do I Change the Contract’s Investment Allocations?” and “Appendix B — Fixed Account Options.”

Are There any Restrictions on Contract Benefits?
Yes. The Contract offers a selection of optional benefits.

•
Optional benefits may limit or restrict the Investment Options that you may select under the Contract. We may change these restrictions in the future.

•
Withdrawals, including those to pay adviser fees, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.

•
We may modify or stop offering an optional benefit at any time, and the availability of such benefits may vary by state.

•
If you elect to withdraw Contract Value to pay adviser fees, such withdrawals will reduce your Contract Value and may be subject to Surrender Charges, Premature Withdrawal Charges, federal and state income taxes, and a 10% federal penalty tax. Such withdrawals may also reduce the Standard Death Benefit and any optional benefits, perhaps by substantially more than the amount of the withdrawal, and could even terminate the optional benefits. For more detailed information, see “Withdrawals to Pay Advisory Fees.”

For more detailed information, see “What Are the Supplemental Riders and Benefits That Are Available?”

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Taxes

What are the Contract’s Tax Implications?
•
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

•
If you purchase the Contract through a tax‑qualified plan or individual retirement account (the “IRA”), you do not get any additional tax benefit.

•
Withdrawals from your Contract are taxed at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see “Summary of Principal Risks of Investing in the Contract —Taxes and Tax Risks”; “How Is the Contract Treated Under Federal Income Tax Law?”

Conflicts of Interest

How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Contract with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these investment professionals may have a financial incentive to recommend this Contract over another annuity contract or investment.

For more detailed information, see “Distribution Arrangements.”

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

For more detailed information, see “How Do I Purchase the Contract? — Tax Free ‘Section 1035’ Insurance Contract Exchanges.”

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TABLE OF FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. The fees and expenses do not reflect any adviser fees paid to financial intermediaries from Contract Value or other assets of the Owner, and if such charges were reflected, the fees and expenses would be higher. Please refer to your Contract Specifications Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted1.
Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	None
Maximum Surrender Charges (as a percentage of Purchase Payment surrendered)	3.00%[2]
Premature Withdrawal Charge (as a percentage of Fixed Interest Option withdrawal)	1⁄4 x Fixed Interest Option Rate	[3]
Maximum Transfer Fee	$20	[4]

1	As of the date of this Prospectus state premium taxes generally range from 0.00% to 4.265%.
2
Surrender Charges are expressed as a percentage of the amount of the Purchase Payment surrendered and may vary by state. The percentage charge we use is determined by the number of years since receipt of the Purchase Payment to which the charge relates if you make a withdrawal or surrender your Contract to receive its cash value.

Number of full years since Purchase Payment	Smart Foundation Advisory

0	3.0%

1	2.0%

2	1.0%

3 or more	0.0%

3	Applies to amounts withdrawn during the Interest Period from Fixed Interest Options with Interest Periods greater than one year.
4
The transfer fee currently is $0. The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below. The charges shown below represent the maximum fees for each of the optional benefits. The current charges are shown in the accompanying footnotes.

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Annual Contract Expenses

Administrative Expenses	$40[1]
Base Contract Expenses (as a percentage of Variable Account Value)[2].	0.40%
Optional Benefit Expenses (as a percentage of benefit base or Variable Account Value as applicable)[3]:
Guaranteed Growth and Income Benefit	2.00%[4]
Inflation Protector Withdrawal Benefit	2.50%[5]
Enhanced Death Benefit	0.75%[6]
Guaranteed Minimum Accumulation Benefit	1.00%[7]

1	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is $50,000 or more.
2	Amount shown does not include any optional benefit Riders.
3	Optional benefit expenses may vary by state.
4
The current annual charge for the Guaranteed Growth and Income Benefit VI Rider is 1.25% for a Single Life Guarantee and 1.40% for a Joint Life Guarantee. The annual charge for the Guaranteed Growth and Income Benefit II, III, IV, and V Rider for Contracts purchased prior to November 2, 2020 is 1.10% for a Single Life Guarantee and 1.25% for a Joint Life Guarantee. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis. Please see “Appendix D: State Variations” for details on state variations.

5
The current annual charge for the Inflation Protector Withdrawal Benefit IV Rider is 1.40% for a Single Life Guarantee and 1.65% for a Joint Life Guarantee. The annual charge for the Inflation Protector Withdrawal Benefit I, II, and III Rider for Contracts purchased prior to November 2, 2020 is 1.25% for a Single Life Guarantee and 1.50% for a Joint Life Guarantee. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis. Please see “Appendix D: State Variations” for details on state variations.

6
The current annual charge for the Enhanced Death Benefit Rider is 0.35% if purchased stand-alone or 0.20% if purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. The charge is expressed as an annual percentage; it will be assessed on the Enhanced Death Benefit Base and will be deducted from the Contract Value on a quarterly basis.

7
The current annual charge for the Guaranteed Minimum Accumulation Benefit Rider is 0.60%. The charge will be assessed on the Variable Account Value and will be deducted from the Contract Value annually. The Rider is no longer available with new Contracts.

Funds’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Fund expenses may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b‑1) fees, and other expenses)	0.34%	1.40%

1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2025. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents, and is based on the expenses of each Fund’s most recently completed fiscal year.

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EXAMPLES
These examples are intended to help you compare the cost of investing in Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The examples do not reflect any adviser fees paid to financial intermediaries from Contract Value or other assets of the Owner, and if such charges were reflected, the expenses shown would be higher.
The Example assumes all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in Fixed Account Options.
The Examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year. The Maximum Expenses Examples assume the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Minimum Expenses Examples assume the least expensive annual Fund expenses and that no optional benefits are purchased. Although your actual costs may be higher or lower based on these assumptions, your costs would be:
MAXIMUM EXPENSES EXAMPLES
If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges1:

	One Year	Three Years	Five Years	Ten Years
Smart Foundation Advisory	$7,747	$16,347	$26,273	$55,210
If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges1:

	One Year	Three Years	Five Years	Ten Years
Smart Foundation Advisory	$5,049	$15,453	$26,273	$55,210
MINIMUM EXPENSES EXAMPLES
If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits2:

	One Year	Three Years	Five Years	Ten Years
Smart Foundation Advisory	$3,456	$3,265	$4,115	$9,184
If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any optional benefits2:

	One Year	Three Years	Five Years	Ten Years
Smart Foundation Advisory	$756	$2,365	$4,115	$9,184

1
Combining the Inflation Protector Withdrawal Benefit Rider with Enhanced Death Benefit Rider will result in the highest possible maximum Rider Charges of 3.25%. This Example also assumes maximum Fund expenses of 1.40%.

2	Assumes that no optional benefit riders are purchased and minimum Fund expenses of 0.34%.

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Certain ongoing fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Funds are not guaranteed and may increase or decrease over time.

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SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Many benefits of the Smart Foundation Advisory Variable Annuity Contract have a corresponding risk, and both benefits and risks should be considered before you purchase a Contract. More complete and detailed information about these features is provided later in this Prospectus and in the SAI.

Investment Risk
The value of your Contract, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Contract Value. If the Variable Investment Options you select for your Contract perform poorly you could lose money, including some or all of the Purchase Payments made. Each Variable Investment Option invests in a Fund, and a comprehensive discussion of the investment risks of each of the Funds may be found in the prospectus for each of the Funds.
Each Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your investment allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the Fund carefully.
The value of your Contract may also be invested in Fixed Account Options. Purchase Payments and Contract Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options. There is a risk that other Investment Options will perform more favorably than the Fixed Account Options while your Contract Value remains there. There is also the risk that the Fixed Account Options will not be credited with an interest rate higher than the minimum guaranteed interest rate.
In addition, a variable annuity is designed to provide for the accumulation of retirement savings or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable annuities unsuitable as a short-term savings vehicle.

Liquidity Risk; Limitations on Access to Contract Value
The Contract is generally not a liquid investment. Depending on the Contract you select, Surrender Charges will apply for up to 3 years following your last Purchase Payment. The Contract is designed for long-term investment. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your Contract Value through surrenders and partial withdrawals, including Surrender Charges, Premature Withdrawal Charges, possible tax consequences, adverse impacts on Contract benefits, and administrative requirements.
You should carefully consider the risks associated with taking a withdrawal or surrendering the Contract. The proceeds of your withdrawal or surrender may be subject to income taxes, including a tax penalty if you are younger than age 59 1⁄2. You should also consider the impact that a withdrawal may have on the standard and optional benefits under your Contract. For example, under the Standard Death Benefit as well as certain optional benefit Riders, excess or early withdrawals (including withdrawals to pay adviser fees) may reduce the value of the guaranteed benefit by an amount greater than the amount withdrawn and could result in termination of the benefit.

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Risk of an Increase in Fees and Expenses
Certain ongoing fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason.
In addition, the operating expenses of the Funds are not guaranteed and may increase (or decrease). Although some Funds may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks
The federal income tax law that applies to life insurance companies and to the Contract is complex and subject to change. The tax considerations discussed in this Prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person. Tax rules may change without notice. Changes in the law could adversely affect the current tax advantages of purchasing the Contract.
The information in this Prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We reserve the right to make changes in the Contract in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Contract. You may wish to consult counsel or other tax advisers for more complete information.

Withdrawals to Pay Advisory Fees
You have purchased this Contract through an investment adviser who, for a fee, manages your Contract. Some Contract Owners elect to take withdrawals from the Contract in order to pay these fees, which are in addition to Contract fees and expenses. If you elect to have investment adviser fees deducted from your Contract Value, such withdrawals will reduce your Contract Value and may be subject to Surrender Charges, Premature Withdrawal Charges, federal and state income taxes, and a 10% federal penalty tax. Such withdrawals may also reduce the Standard Death Benefit and any optional benefits, perhaps by substantially more than the amount of the withdrawal, and could even terminate the optional benefits. See “Liquidity Risk; Limitations on Access to Contract Value” and “Taxes and Tax Risks” above for more information.

Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Contract Owners.
We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

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•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.
A Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks
Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).
Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, optional Rider benefits, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Optional Benefit Risks
There are a variety of optional benefits under the Contract that are designed for different financial goals and to protect against different financial risks. If you elect an optional benefit, you may be subject to investment restrictions, which means you may not be permitted to invest in certain Investment Options or you may be permitted to invest in certain Investment Options only to a limited extent. Failing to satisfy applicable investment restrictions may result in the termination of your optional benefit. We impose investment restrictions to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under an optional benefit. In turn, your compliance with the investment restrictions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and the value of your guaranteed benefits. Optional benefits are designed to provide a minimum guarantee, and the likelihood of the Company paying this minimum may be reduced given the restrictions under the Rider, including those relating to investment restrictions.
There is a risk that you may not choose the benefit or benefits that are best suited for you based on your present or future needs and circumstances. If you take a withdrawal from your Contract, the withdrawal may significantly reduce the benefits under the Rider, perhaps by more than the amount of the withdrawal, and could terminate the optional benefit. In addition, if you elect an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that a financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit. You should consult with your financial professional/adviser representative to determine which optional benefits (if any) are appropriate for you.

Information Systems, Technology Disruption and Cybersecurity Risks
We rely heavily on interconnected computer systems and digital data to conduct Contract activity. As such, Contract activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man‑made disasters, hacking, criminal activity, pandemics, utility outages, geopolitical or military conflict and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks.

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Cyberattacks may interfere with Contract transaction processing, or cause the release, modification, and/or destruction of Contract Owner or business information including the securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting Contracts that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.
We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of Contract Owner information.
Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to Contract Owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

Contract Changes Risk
The Contract and its Investment Options are subject to change. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. If you select the Inflation Protector Withdrawal Benefit Rider or the Guaranteed Growth and Income Benefit Rider, you are subject to limitations on your Fixed Interest and Variable Investment Option allocations. In the future, we may change this restriction or add new ones relating to other Investment Options or riders. We reserve the right to restrict the frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. In addition, we reserve the right to reject any Purchase Payment at any time for any reason.

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QUESTIONS AND ANSWERS
This part of the Prospectus provides answers to important questions about the Contract. The questions, and answers to the questions, are on the following pages.

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What Is the Contract?
The Contracts described in this Prospectus are not currently offered to new investors. Contracts issued before the date of this Prospectus may have different features and charges.
Your Contract is an individual variable and fixed deferred annuity with flexible Purchase Payments, which provides for tax‑deferred accumulation of Purchase Payments, fixed Annuitization options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.
Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.
The Contract allows you to invest in:

•	the Variable Investment Options, through which you may invest in one or more of the available Funds; and

•	the Fixed Account Options. The Fixed Accounts are guaranteed and funded by Penn Mutual through its general account.
You decide, within Contract limits:

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Variable Investment Options and/or the Fixed Account Options into which your Purchase Payments are invested (subject to the limitations with the presence of an optional benefit);

•	whether or not to transfer money among the available Variable Investment Options and/ or the Fixed Interest Options (subject to limitations of the Contract and the presence of an optional benefit);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).
We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We reserve the right to add, combine, or remove any Variable Investment Options when permitted by law. We may, with any required approval of the SEC and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds for future Purchase Payments. We will notify you of any material Contract amendment and any mutual fund substitutions, liquidations, or mergers.

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The Contract is available to individuals, business entities and trusts. The Contract may be issued as an individual retirement annuity (the “IRA”) on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group Contract.
Contract Changes
Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:
Annuity Date Change. Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date determined by state law.
Beneficiary Change. Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.
Ownership Change (Absolute Assignment). Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please, see the termination provisions section of the optional benefit that applies to you).
Change of ownership can also have tax consequences and you should consult your tax adviser prior to requesting a change. In addition, change of ownership provisions may vary by state — please see “Appendix D: State Variations.”
The Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Contingent Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).
Accumulation/Annuity Payout Period
Your Contract has an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us, and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see “What is Annuitization and How Do I Annuitize the Contract?” below for more information.
Contract Termination
The Contract will terminate when one or more of the following events occur, unless otherwise specified in any endorsement or Rider attached to the Contract:

•	the death benefit is paid;

•	the annuity payments end; and

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•	there is a full surrender of the Contract or if a withdrawal is made that falls under the conditions of “Withdrawals Treated as Surrenders” provision of the Contract.
In addition, the Company reserves the right to terminate the Contract and any applicable death benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see “Withdrawals Treated as Surrenders” paragraph under “How Can I Withdraw Money From the Contract?” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

How Do I Purchase the Contract?
The Contracts described in this Prospectus are not currently offered to new investors. All Subsequent Purchase Payments should be sent to the address specified in “Additional Information — Contact Information.”
Purchase Payment Requirements
Minimum Purchase Payment
The Contract will not be issued until Penn Mutual has received the minimum payment required to open the Contract. The table below summarizes the minimum Initial and Subsequent Purchase Payment requirements by market type.

Market Type	Payment Type
Non‑Qualified / Traditional Stretch IRA / Roth Stretch IRA	Minimum Initial Purchase Payment	$25,000
	Minimum Subsequent Purchase Payment	$1,000
Traditional IRA / Roth IRA / SEP IRA / Simple IRA / ERISA Defined Benefit Plan1, [2]	Minimum Initial Purchase Payment	$25,000
	Minimum Subsequent Purchase Payment	$2503

1	ERISA Defined Benefit Plans must be approved by the Advanced Sales Department prior to opening.
2
For approved qualified employer-sponsored plans (SEP IRA, Simple IRA, or ERISA Defined Benefit Plan) funding the annuity through payroll deduction or on‑going employer contributions, Initial Purchase Payment requirement must be satisfied by Purchase Payments made in the first Contract Year. The Contract will be terminated if the Minimum Initial Purchase Payment is not satisfied within 12 months of the issue date of your Contract, and all Purchase Payments made to date (adjusted for withdrawals) will be returned to you. The amount of Net Purchase Payments to be refunded will not be adjusted for market gains or losses incurred during this period.

3
If SEP IRA, Simple IRA or ERISA Defined Benefit Plan market types are elected at issue, the minimum Subsequent Purchase Payment is $250 annually, and $25 per payment minimum under the automatic investment program.

Maximum Purchase Payment
We will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all variable annuity contracts issued by the Company for the same Contract Owner (if natural person) or Annuitant. Maximum Purchase Payment amount varies in Florida, New York and California please see “Appendix D: State Variations” for details.
We reserve the right to decline any Purchase Payment for any reason.
Allocation of Initial and Subsequent Purchase Payments
Your Initial and Subsequent Purchase Payments will be allocated to the Variable Investment Options and to the Fixed Account Options as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase

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Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations. Allocation of payments may be subject to limitations if any optional benefits are present.
In addition, we reserve the right to reject any Purchase Payment at any time for any reason.
Owner / Annuitant Requirements
You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract’s Specifications Page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

•	No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

•
If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

•	If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

•
If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

•
If you are not the Annuitant, you can designate yourself as Contingent Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

•	If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner/Annuitant requirements may apply.
Issue Age Requirements
Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).
Annuitant(s) must also meet the issue age requirements of the Contract. If you have not elected any available optional benefits under your Contract, the acceptable issue age is between 0 and 85 years.
If you wish to elect any available optional benefit, the issue age requirements may be different from the above table. Please see “Issue Age Requirements” subsection of the appropriate optional benefit section that applies to you. With the presence of an optional benefit, you will be subject to the strictest age requirement of your Base Contract/optional benefit combination.
Tax Free “Section 1035” Insurance Contract Exchanges
Generally, you can exchange one annuity contract for another in a “tax‑free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might

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have to pay a Surrender Charge on your old contract. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes as a result of the exchange. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.
The Surrender Value of your existing Contract may be impacted by increases or decreases in Contract Values that result from market fluctuations during the period between submission of the exchange request and actual processing. The Surrender Value may be calculated (by the existing contract issuer) sometime after we receive your exchange request in good order. In addition, as we will not issue the new contract until we have received an Initial Purchase Payment from your existing insurance company, the issuance of the contract in an exchange could be delayed.
The Variable Account Value
Your assets in the Separate Account are held as Accumulation Units of the Variable Investment Options that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options for this Contract.
Accumulation Units — Valuation
We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Variable Investment Option, you receive the Accumulation Unit value next computed after we receive your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.
The value of an Accumulation Unit varies and is determined by multiplying its last computed value by the net investment factor for the Variable Investment Option for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Variable Investment Option, (2) any taxes on income or gains from investments held in the Variable Investment Option, and (3) the Base Contract expenses assessed against the Variable Investment Option. Therefore, the investment performance of the Funds, expenses and deduction of certain charges will affect the Accumulation Unit value and the number of Accumulation Units.
The Fixed Account Value
The Fixed Account Value is determined by the total amount of Purchase Payments allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the Minimum Guaranteed Interest Rate as described in Appendix B and specified in your Contract.
Contract Value
Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Variable Investment Options. Fixed Account Value is the value of amounts held in all Fixed Account Options (Fixed Interest Options and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract.

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How Do I Change the Contract’s Investment Allocations?
Transfer Among Variable Investment Options and Fixed Interest Options
You may transfer your Contract Value among Variable Investment Options and the Fixed Interest Options of the Fixed Account.

•
The minimum amount that may be transferred is $250 or, if less, the total amount held in the Variable Investment Option or Fixed Interest Option. In the case of partial transfers, the amount remaining in the Variable Investment Option or Fixed Interest Option must be at least $250.

•	You may transfer from the Fixed Interest Option(s) to other Investment Options only at the completion of the Interest Period or within 25 days thereafter.

•
You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Variable Investment Option as described under “Dollar Cost Averaging” below.

•
We reserve the right to restrict the frequency of transfers you may make to no more than two transfers in a calendar month and no more than 12 transfers in a calendar year. Any transfer restriction we impose would not count transfers pursuant to Dollar Cost Averaging or the Automatic Asset Rebalancing programs towards this limit.

•	You may not transfer from a Variable Investment Option to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to Investment Option limitations if your Contract includes any optional benefits.
Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We require certain personal identifying information to process a request for transfer made over the telephone, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.
The Contract may be subject to investment allocation restrictions if your Contract includes any optional benefits, which limit your right to request transfers among Variable Investment Options and the Fixed Interest Options. Please refer to the appropriate optional benefit section for details.
General Information on Market Timing
The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among Investment Options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all

31

market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.
Frequent Trading Risks. Frequent transfers (exchanges) among Variable Investment Options and market timing by Contract Owners can reduce the long–term returns of the Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or Beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.
The Funds available in the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from Contract Owners of individual policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain Contract Owner transaction information to enable the Funds to review the individual Contract Owner transaction activity involving the Funds.
Frequent Trading Policies and Procedures. We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or market timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. In particular, we monitor (i) purchases or exchanges into an underlying fund for 30 days after a redemption or exchange from the same fund or (ii) frequent exchanges or reallocations during 90‑day or 12‑month rolling periods that appear designed to circumvent excessive trading and market timing restrictions and limitations. If trading activity is determined to be inappropriate or excessive in nature, communication is sent to the Contract Owner. Continued inappropriate or excessive trading may result in placement on a watchlist. We may also suspend certain account privileges, such as the ability to trade online, for a certain period of time and require subsequent requests to be mailed.
If requested by the investment adviser and/or sub‑adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any Purchase Payment or transfer request at any time for any reason.
Deferment of Payments and Transfers
Transfers and distributions of withdrawals from the Fixed Account and distribution of any portion of the Standard Death Benefit allocated to the Fixed Account will generally be made within seven days after receipt by the Company of all documents required to process such transfer or distribution. However, we may defer a distribution of surrenders and partial withdrawals from the Fixed Account for a period not exceeding six months. The Company will disclose to the Contract Owner the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date the request is received by the Company.
Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal or a transfer of Contract Value if:

(a)	The NYSE is closed (other than customary weekend and holiday closings);

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(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or
(d)	The SEC by order so permits for the protection of investors.
Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the SEC.

What Are the Fees and Charges Under the Contract?
This section explains the fees and expenses you might incur. The “Table of Fees and Expenses” section of this Prospectus summarizes all charges and fees that may be imposed on your Contract. Please, refer to these tables for a quick summary. You also pay expenses of the Funds that you select as Variable Investment Options. See the prospectuses of Penn Series Funds, Inc. for additional information on Fund expenses.
Transaction Expenses
Surrender Charge
If you wish to withdraw more than the Free Withdrawal Amount or decide to surrender your Contract during the Surrender Charge Period, you may be assessed a Surrender Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Surrender Charge are paid from the surplus of the Company, which may include proceeds from Base Contract charges.
The Surrender Charge declines gradually over a period of 3 years. Surrender Charges will be applied to all withdrawals (including Lifetime Withdrawals guaranteed under the Guaranteed Growth and Income
Benefit Rider and living benefit withdrawals guaranteed under the Inflation Protector Withdrawal Benefit Rider), which are not “Surrender-Charge Free Withdrawals.” You can request the Surrender Charge be taken from the amount withdrawn or the remaining Contract Value. If the charge is taken from the remaining Contract Value, it will be taken pro‑rata from the Variable Investment Options, and then any remaining amount will be taken from the Fixed Accounts beginning with the one having the shortest Interest Period.
Each Purchase Payment is tracked separately and the amount of the Surrender Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Surrender Charge Basis.” The Surrender Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount and withdrawals to pay adviser fees.
Earnings accumulated during the life of the Contract will not be subject to a Surrender Charge. For purposes of calculating the Surrender Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.
The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Surrender Charge Basis first. It will thus receive the Surrender Charge associated with the Purchase Payment from which it is being withdrawn. This is called a first‑in, first‑out basis. There will be no Surrender Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.

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Please see “Surrender Charges” in “Appendix C: Numerical Examples.”
When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Surrender Charge. Once the amount subject to charges is determined, we will follow the first‑in, first‑out principle (described above) to assess the charges. The Surrender Charges are expressed as a percentage of each Purchase Payment withdrawn and vary by the age of the Purchase Payment as follows:
Schedule of Surrender Charges

Number of full years since Purchase Payment	Applicable Surrender Charge
0	3.0%
1	2.0%
2	1.0%
3 or more	0.0%
Surrender Charges may vary by state. Please see “Appendix D: State Variations.”
Surrender-Charge Free Withdrawals
The following withdrawals may be taken free of the Surrender Charge:

•	Free Withdrawal Amount;

•	Purchase Payments out of the Surrender Charge Period; and

•	Earnings, after all Purchase Payments have been withdrawn or are out of Surrender Charge Period.
Please note that Surrender Charge free withdrawals may be subject to the Premature Withdrawal Charge.
Free Withdrawal Amount
You can access up to a maximum of 10% of your total Purchase Payments each Contract Year during the Surrender Charge Period, without incurring Surrender Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply).
The amount available for free withdrawal at any point during a Contract Year is 10% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first‑in, first‑out basis as described under “What are the Fees and Charges Under the Contract? – Surrender Charge.”
You can take your Free Withdrawal Amount via partial withdrawal or systematic withdrawal. Partial withdrawal of the entire Free Withdrawal Amount is available on the last day of the first Contract Year and any time during subsequent Contract Years. Systematic withdrawals are available before the end of the first Contract Year, but you must wait one modal period for systematic withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the systematic withdrawal option, you must wait one month (at least 30 days) from the Contract Date; if you request them quarterly, you must wait three months to receive them.
The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (systematic or partial, including withdrawals to pay adviser fees) will reduce the

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Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.
Required Minimum Distributions receive special treatment under the Surrender Charge provisions. See “Required Minimum Distributions” below for details.
Withdrawals under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider will count towards the annual Free Withdrawal Amount. If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. Withdrawals, including withdrawals to pay adviser fees, that exceed the Guaranteed Annual Withdrawal Amount allowed by the Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider (the “Excess Withdrawal”) will significantly reduce future payments under the Riders. Carefully consider this before taking any withdrawals if you have purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider.
Partial and Systematic Withdrawals in the Same Contract Year
If you have set up and are receiving systematic withdrawals that are free of Surrender Charges, and then request a partial withdrawal during the same Contract Year, the partial withdrawal will be subject to Surrender Charges.
Purchase Payments out of the Surrender Charge Period
You may withdraw any Purchase Payment that is out of the Surrender Charge Period without incurring the Surrender Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first in first out basis). A Surrender Charge Period applies to each Purchase Payment separately:

Base Contract	Surrender Charge Period
Smart Foundation Advisory	Three years
Waiver of Surrender Charges
Waiver of Surrender Charges is available for the following withdrawals:

•	Medically Related Withdrawal

•	Disability Related Withdrawal
Waiver of Surrender Charges under the Medically Related Withdrawal or Disability Related Withdrawal provision is available after the first Contract Year and before the Annuity Date. Waiver of Surrender Charges is not available if the Actual Age at issue of the Contract Owner (or Annuitant for entity- owned Contracts) is 75 or greater. The Premature Withdrawal Charge will not be waived for Medically or Disability Related Withdrawals.
The maximum amount for which the Surrender Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.
You must send us a written request to waive the Surrender Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical/disability condition. Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Surrender Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Surrender Charges.

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Medically Related Withdrawal
You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(1)
The Contract Owner (or Annuitant for entity-owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non‑institutional setting (by a licensed physician in writing); or

(2)
The Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force.

The medically related contingencies that must be met for waiver of Surrender Charges and availability of waiver varies by state — please see “Appendix D: State Variations.”
In the event of a qualifying medical condition, you must notify the Company of the intent to request a waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal injury or illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you within 10 working days of the request. You must be living as of the date the Medically Related Withdrawal proceeds are paid.
Disability Related Withdrawal
You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) becomes totally disabled as defined in Section 72(m)(7) of the Code and as applied under the Social Security Act;

(2)	The disability began after the Contract Date; and

(3)	The disability has continued without interruption for four months.
The definition of disability and availability of waiver varies by state — please see “Appendix D: State Variations.”
In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Disability Related Withdrawal proceeds are paid.
Required Minimum Distributions
There is no Surrender Charge imposed upon withdrawals taken to satisfy the Required Minimum Distributions (the “RMD” or “Required Minimum Distributions”) which are required by the Code under Qualified Contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to Required Minimum Distributions taken from your Penn Mutual Contract). If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, the Surrender Charge and the Premature Withdrawal Charge will apply as

36

described in the Contract, if withdrawal is taken within 12 months of the Purchase Payment. RMDs first become available after the Contract has been in effect through at least one calendar year‑end. You can take RMDs as systematic withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.
RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to a Surrender Charge. However, during any given Contract Year, you are entitled to receive, free of Surrender Charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.
You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this Contract in order for the withdrawal to be Surrender-Charge free. Please see “RMD and Surrender Charges/Free Withdrawal” in “Appendix C: Numerical Examples” for more details.
Required Minimum Distributions and Premature Withdrawal Charge
The Premature Withdrawal Charge will not apply to RMDs if the Default Liquidity Order is followed. If RMDs taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, the Premature Withdrawal Charge will apply as described in the Contract. Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this Contract in order for the withdrawal to be Premature Withdrawal Charge free.
Default Liquidity Order. The withdrawal will be taken from the Variable Investment Options first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.
Effect of Required Minimum Distributions on Optional Benefits
Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on RMD treatment under your optional benefit.
Premature Withdrawal Charge
A Premature Withdrawal Charge will be deducted from any amount that is withdrawn during the Interest Period from a Fixed Interest Option with an Interest Period longer than one year. The Premature Withdrawal Charge is imposed to compensate the Company for the early removal of amounts out of longer- term Fixed Interest Accounts, because the Company would be unable to earn an appropriate rate of income to support interest paid if the amounts deposited are held short-term. The Premature Withdrawal Charge will be determined by multiplying the Premature Withdrawal Rate by the amount withdrawn.
The Premature Withdrawal Rate equals one‑fourth of the most recent effective annual interest rate then applicable to the Fixed Interest Option from which the amount is withdrawn.
We will not impose the Premature Withdrawal Charge on withdrawals that occur during the 25‑day period between when the Fixed Interest Option’s Interest Period has expired and a new Interest Period for that Fixed Interest Option has renewed.
The Premature Withdrawal Charge shall not apply to a payment on death or any Annuity Payments. This charge will not apply to Required Minimum Distributions if the Default Liquidity Order1 is

[1]
Default Liquidity Order: the withdrawal should be taken from the Variable Account first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal should be taken from the Fixed Account Options beginning with the Fixed Interest Options with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.

37

followed. Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying Required Minimum Distributions in order for the withdrawal to be Premature Withdrawal Charge free. The Free Withdrawal Amount is subject to the Premature Withdrawal Charge. In no event will the Premature Withdrawal Charge invade the Contract Owner’s principal investment in the applicable Fixed Interest Option.
Premature Withdrawal Charge provisions vary by state — please see “Appendix D: State Variations” for details.
Maximum Withdrawal Charge
Under no circumstances will the sum of the Premature Withdrawal Charge and the Surrender Charge exceed 10% of the amount withdrawn.
Transfer Fee
For transfers other than dollar cost averaging and automatic asset rebalancing, the transfer fee is currently $0. We reserve the right to restrict frequency of transfers or market timing in our sole discretion, and to impose a transfer fee in the future. Any transfer fee we impose would not exceed $20.
Annual Contract Expenses
Annual Contract Administration Charge
We deduct from your Variable Account Value an Annual Contract Administration Charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $50,000 or more2. The charge will not be deducted upon Annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro‑rata among the Variable Investment Options in which you invest. The Annual Contract Administration Charge helps cover our administrative costs. Administrative costs relate to recordkeeping, processing of death benefit claims, and contract changes, reporting and overhead costs, processing applications, and establishing contract records.
Base Contract Expenses
We deduct from the net asset value of the Separate Account, a daily Contract expense charge to cover the costs of administering the Contract and the Separate Account and to pay for the mortality- related guarantees that we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that this charge will be insufficient to cover administration expenses over the life of the Contract. This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Contract Value in the Variable Investment Options. The following table summarizes the total daily Separate Account charges for the Base Contract. This charge will not be increased for the life of your Contract.

Smart Foundation Advisory
Base Contract Expenses	0.40%

[2]
Value is determined after all withdrawals and Purchase Payments are processed, but before any charges are taken out, on the day of the deduction. If the Contract is surrendered, or the Variable Account Value is withdrawn in full, the Annual Contract Administration Charge will be part of the withdrawal transaction and Surrender Value calculation.

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The Base Contract expenses will be computed and deducted daily from each Variable Investment Option in which the Contract Owner is invested.
Optional Benefit Expenses
You can purchase optional benefits (“Riders”) with your Contract for an additional Rider Charge. If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.
Depending on the type and/or combination of the Riders that you purchase, the Rider Charge will be expressed as an annual percentage of the Withdrawal Benefit Base (Guaranteed Growth and Income Benefit Rider and Inflation Protector Withdrawal Benefit Rider), the Enhanced Death Benefit Base (Enhanced Death Benefit Rider), or Variable Account Value (Guaranteed Minimum Accumulation Benefit Rider), and will be deducted from the Contract Value each Contract Year quarter (Guaranteed Growth and Income Benefit Rider, Inflation Protector Withdrawal Benefit Rider, and Enhanced Death Benefit Rider), or the day before Contract Anniversary (Guaranteed Minimum Accumulation Benefit Rider). The Withdrawal Benefit Base or the Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the Contract Year quarter. Variable Account Value used in the calculation is the average monthly Contract Value over the Contract Year.
For quarterly deduction, one fourth of the annual Rider Charge will be multiplied by the average monthly benefit base over the Contract Year quarter and this amount will be deducted on the last day of the Contract Year quarter.
For annual deduction, the annual Rider Charge will be multiplied by the average monthly Contract Value over the Contract Year and this amount will be deducted on the last day of the Contract Year.
The Rider Charge will be deducted by canceling Accumulation Units from the Variable Investment Options pro‑rata, based on the Fund allocation at the time of deduction.
Current and Maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the Maximum Rider Charge, and the increase to the charge may not be greater than the Maximum Rider Charge Increase.
More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.
Current and Maximum Rider Charges
Guaranteed Growth and Income Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.25%*	2.00%	0.50%
Joint Life Guarantee	1.40%**	2.00%	0.50%

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Inflation Protector Withdrawal Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.40%**	2.50%	0.50%
Joint Life Guarantee	1.65%***	2.50%	0.50%
Enhanced Death Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	0.35%	0.75%	0.15%
Joint Life Guarantee****	0.35%	0.75%	0.15%
Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider ****

	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee	Joint Life Guarantee
Guaranteed Growth and Income Rider Charge	1.25%*	1.40%**	2.00%	0.50%
Enhanced Death Benefit Charge	0.20%	0.20%	0.75%	0.15%
Inflation Protector Withdrawal and Enhanced Death Benefit Combination Rider ****

	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee	Joint Life Guarantee
Inflation Protector Withdrawal Benefit Rider Charge	1.40%**	1.65%***	2.50%	0.50%
Enhanced Death Benefit Charge	0.20%	0.20%	0.75%	0.15%
Guaranteed Minimum Accumulation Benefit

Current Rider Charge	Maximum Rider Charge
0.60%	1.00%

*	1.10% for Contracts purchased prior to November 2, 2020.
**	1.25% for Contracts purchased prior to November 2, 2020.
***	1.50% for Contracts purchased prior to November 2, 2020.
****	Rider Charges, applied separately to each Benefit Base, may be increased independently.
Description of Fund Charges
The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the

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investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the Funds are not fixed or specified under the terms of your Contract, and those expenses may vary from year to year. Please see “Appendix A” to this Prospectus (and the applicable Fund’s prospectus) for more information on fees and expenses of the Funds.
The Company or an affiliate may receive asset-based compensation from the Funds’ advisers or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Fund or Contract charges described in this section or in “Table of Fees and Expenses.”
Investment Adviser Fees
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce your Contract Value, may significantly affect the amounts payable under the Standard Death Benefit and any optional benefits (or could even terminate the optional benefits) and may be subject to Surrender Charges, Premature Withdrawal Charges, federal and state income taxes, and a 10% federal penalty tax.
The advisory fee for these services is covered in a separate agreement between you and your financial professional. You may authorize your financial professional to make withdrawals to pay advisory fees from your Contract by submitting the appropriate form. The authorization form is used to authorize your financial professional to deduct advisory fees directly from your Contract, change or terminate any prior financial professional fee authorization, and to change the financial professional that services your Contract. The scheduled withdrawal program will continue until you terminate it by submitting a written request or calling us. If you elect to authorize your financial professional to make withdrawals to pay advisory fees from your Contract Value, the advisory fee will be assessed as a percentage of Contract Value and deducted proportionately from all your Investment Options unless instructed otherwise. Your financial professional can have the fee deducted on an annual, semi-annual, quarterly, or monthly basis. Work with your financial professional to determine which options work for you.
Example: Assume that your starting Contract Value is $100,000 and that your agreement with your financial adviser includes an advisory fee of 1.00% annual rate taken at the beginning of each quarter. Assuming a growth rate of 5% annually (net of all other fees and charges), if you choose to take advisory fees from the contract, by the end of ten years you will pay $12,156.69 to your adviser and your Contract Value will be $147,370.03. Had you chosen not to take advisory fees from your Contract, your Contract Value at the end of ten years, and therefore your death benefit at that time, would have been $162,889.46. You should discuss with your financial professional the impact of deducting advisory fees from Contract Value prior to making any election to do so.
For more information about how such withdrawals may affect the amounts payable under the optional benefits, please see: “What Are the Supplemental Riders and Benefits That Are Available?” For more information about tax consequences, please see “How Is the Contract Treated Under Federal Income Tax Law?”
Premium Taxes
Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0% to 4.265%.

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How Can I Withdraw Money from the Contract?
General Information on Surrenders and Withdrawals
You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value;

•	by taking a partial withdrawal;

•	by taking systematic withdrawals;

•	by taking RMDs (Qualified Contracts only); or

•	when you start the annuity payments based on your Contract Value.
Before the end of the Surrender Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Surrender Charge. This is called a Free Withdrawal Amount (see “Surrender-Charge Free Withdrawals” above). However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Surrender Charge Period, you may be assessed a Surrender Charge, as further described above. You may also be subject to the Premature Withdrawal Charge for amounts withdrawn from the Fixed Account. See “What Are the Fees and Charges Under the Contract? — Premature Withdrawal Charge.”
Withdrawals will reduce the Contract Value and may have a negative impact on certain optional living benefits and on the death benefit, and the impact could be significant. A withdrawal may reduce or even terminate certain benefits. See “What Are the Supplemental Riders and Benefits That Are Available?”
You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See “How Is the Contract Treated Under Federal Income Tax Law?” for details.
Full Surrender
You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Surrender Charge, Premature Withdrawal Charge, Rider Charges, and Annual Contract Administration Charge. We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.
Withdrawals Treated as Surrenders
In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Surrender Value to you. This will cause your Contract and any optional benefits to terminate.
The following withdrawals will be treated as full surrenders:

•
Any withdrawal initiated by your request or deduction of fees or charges by the Company that brings the Contract Value to zero (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present);

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•
Any withdrawal that would result in the amount remaining in the Contract to be less than the Minimum Remaining Balance, or less than $250 remains in each Variable Investment Option or Fixed Interest Option. These rules do not apply to Required Minimum Distributions, Lifetime Withdrawals taken under the Guaranteed Growth and Income Benefit Rider, or living benefit withdrawals taken under the Inflation Protector Withdrawal Benefit Rider.

Minimum Remaining Balance (after withdrawal)
Smart Foundation Advisory	$2,000
Withdrawal requests that would cause the Contract Value to reduce to zero or fall below the Minimum Remaining Balance will not be processed. You will have the option of processing a full surrender or cancelling your withdrawal request. If the Contract Value is reduced to zero as a result of deduction of fees or charges by the Company, the Contract will be terminated as of the date of deduction and notification of termination will be made to the Contract Owner.
We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there is no Purchase Payment activity during the two most recent Contract Years, and the Contract Value is less than the Minimum Remaining Balance specified above.
The Company will notify the Contract Owner 60 days prior to terminating the Contract, by sending a notice to the Contract Owner’s address on file. A second notice will be sent 30 days prior to the date of termination. If no action is taken by the Contract Owner to increase the Contract Value to the required minimum, the Contract will be terminated by the Company and the Surrender Value will be paid to the Contract Owner.
Provisions of this section vary in certain states — please see “Appendix D: State Variations” for details.
Partial Withdrawal
You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payments and Transfers” for more information on these limited circumstances. You may pay a Surrender Charge or Premature Withdrawal Charge when you withdraw part of your Contract Value. See the “Surrender Charge” and “Premature Withdrawal Charge” paragraphs under “What Are the Fees and Charges Under the Contract?” for details. You may also be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See “How is the Contract Treated Under Federal Income Tax Law?” below.
The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

1)	Free Withdrawal Amount (as further described under “Surrender-Charge Free Withdrawals”);

2)	Required Minimum Distribution amount; or

3)	$500.

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•
Minimum Remaining Balance. You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance and the balance remaining in the Variable Investment Option or Fixed Interest Option from which the withdrawal is made is at least $250:

Minimum Remaining Balance (after withdrawal)
Smart Foundation Advisory	$2,000
•
Zero Contract Value. If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present).

•
Premature Withdrawal Charge. Any withdrawal from the Fixed Interest Option (except Required Minimum Distributions if Default Liquidity Order is followed) may be subject to the Premature Withdrawal Charge, even if the amount withdrawn is within the Free Withdrawal Amount allowance.

•
Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro‑rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Provisions of this section vary in certain states — please see “Appendix D: State Variations” for details.
Systematic Withdrawals
Systematic withdrawals are regular payments that we make to you on a monthly, quarterly, semi-annual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Surrender Charge, as well as to take Required Minimum Distributions or available elective living benefits with this product. Systematic withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.
Currently, we offer the following systematic withdrawal options:

•	Annual Free Withdrawal Amount;

•	Required Minimum Distribution (RMD);

•	Guaranteed Annual Withdrawal Amount as specified by the Guaranteed Growth and Income Benefit Rider;

•	Guaranteed Annual Withdrawal Amount as specified by the Inflation Protector Withdrawal Benefit Rider;

•	Designated Withdrawal Amount (Fixed Dollar Amount);

•	Substantially Equal Periodic Payments under Code Section 72(q)/(t).
The total amount that you withdraw in a Contract Year under the systematic withdrawal plan cannot exceed your Free Withdrawal Amount. However, RMD withdrawals, Guaranteed Annual

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Withdrawal Amounts under the Guaranteed Growth and Income Benefit Rider, and Guaranteed Annual Withdrawal Amounts under the Inflation Protector Withdrawal Benefit Rider can be taken systematically, even if they exceed your Free Withdrawal Amount (although Surrender Charges may apply to any amount in excess of the Free Withdrawal Amount).
The withdrawals can be taken on a monthly, quarterly, semi-annual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semi-annual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals but will be reflected on statements. For information on the tax treatment of withdrawals, see “How Is the Contract Treated Under Federal Income Tax Law?” below.
In the Contract Year when the systematic withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining systematic withdrawal payments to be made prior to the next Contract Anniversary. Systematic withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly systematic withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly systematic withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower systematic withdrawal payments in your second year of withdrawal. The Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.
Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the Variable Investment Options; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Account Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred. If amounts are taken from a Fixed Interest Option subject to the Premature Withdrawal Charge, the Premature Withdrawal Charge will apply even if the Surrender Charge is waived.
Termination of Systematic Withdrawals. To stop the systematic withdrawals or to change the amount or the frequency of the withdrawals once systematic withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The systematic withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic withdrawals will be subject to Surrender Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which Surrender Charges will be assessed for additional withdrawals.
Withdrawals to Pay Investment Adviser Fees
You have purchased this Contract through an investment adviser who, for a fee, manages your Contract. Some Contract Owners elect to take withdrawals from the Contract in order to pay advisory fees. If you elect to have investment adviser fees deducted from your Contract through withdrawals, such withdrawals will reduce your Contract Value, may be subject to federal and state income taxes and a 10% federal penalty tax, and may be subject to a Surrender Charge and Premature Withdrawal Charge. Under the Standard Death Benefit and any optional benefits, withdrawals to pay advisory fees will receive the same treatment as withdrawals with respect to the benefit and may reduce the amount received under any such benefit, perhaps substantially, and could even terminate the optional benefits. For more information, see “Surrender Charges,” and “Premature Withdrawal Charges” under “What Are

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the Fees and Charges Under the Contract?” and “Optional Benefits” and “Taxes” in “Important Information You Should Consider About the Smart Foundation Variable Annuity Contract.”
Substantially Equal Periodic Payments under Code Sections 72(q) or 72(t)
If a withdrawal is taken from the annuity contract before age 59 1⁄2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1⁄2.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (prior to age 59 1⁄2 of the Contract Owner, or Annuitant for entity owned Contracts), you may do so systematically. Section 72 (q)/(t) withdrawals do not receive any special treatment under the Surrender Charge or the Premature Withdrawal Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Surrender Charges as shown under “What are the Fees and Charges under the Contract? — Surrender Charge” If you take a withdrawal from the Fixed Account, you may also be subject to the Premature Withdrawal Charge as described in “What are the Fees and Charges Under the Contract? — Premature Withdrawal Charge” If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on Substantially Equal Periodic Payments’ treatment under your optional benefit.

What Is Annuitization and How Do I Annuitize the Contract?
Annuitization
Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider may impose different Annuitization and maturity processing requirements than described below.
Partial Annuitization on Non-Qualified Contracts
Partial Annuitization is an irrevocable election by the Contract Owner to apply only a portion of the Contract Value to purchase a stream of annuity payments under the Contract, leaving the remainder of the Contract Value to accumulate on a tax-deferred basis.
Partial Annuitization is only available on Non-Qualified Contracts, on or after the third Contract Anniversary. Partial Annuitization will be processed as of the date the written request from the Contract Owner and all required documentation is received by the Company.
If you enter the Withdrawal Phase under either the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (i.e., start your Lifetime Withdrawals), partial Annuitization is no longer available to you.
You may only elect three partial Annuitizations during the life of your Contract, and at least 12 months must elapse between partial Annuitizations. The amount requested for partial Annuitization must be at least $5,000 and cannot exceed 50% of your Contract Value.
Partial Annuitization will decrease the Contract Value and Surrender Charge Basis dollar-for-dollar; it will decrease the death benefit base proportionately or dollar-for-dollar, whichever is greater.
Amounts applied to partial Annuitization are not subject to Surrender Charges or Premature Withdrawal Charges. They are also not taxed as a withdrawal under the deferred Contract provided the Annuitization option includes a life contingency.

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Annuitized and non-annuitized portions of the Contract will be treated as separate Contracts for tax and administrative purposes, and different Annuity Dates will be established with respect to the annuitized and non-annuitized portions of the Contract.
For exclusion ratio purposes, “investment in the contract” will be allocated proportionately between the annuitized and non-annuitized portions of the Contract. This proportional allocation will also apply for other tax treatment purposes under Code Section 72 governing the exclusion ratio, investment in the contract, expected return, annuity starting date, and amounts not received as an annuity.
To be eligible for the exclusion ratio, the amounts must be received as an annuity for a period of 10 years or more, or for life.
We may change Contract provisions related to partial Annuitization, if required by IRS regulations or other applicable laws.
Annuity Date
The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the Annuitization phase, based on the elected annuity option or the default option. The date Annuity Payments are scheduled to begin is shown on your Contract Specifications Page. Unless another Annuity Date was specified on the application or requested later by written notification, the Annuity Date will be set to the later of (a) the first Monthly Anniversary following the younger Annuitant reaching the Maturity Age, or (b) the 10th Contract Anniversary. The Annuity Date must be at least one year after the Contract Date.
You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.
On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract, at guaranteed annuity rates listed in the “Fixed Annuity Options Tables” section of the Contract. You can also elect to surrender the Contract and receive the Surrender Value (subject to state variations). Any Contract Value applied to an Annuity option on the Annuity Date will become part of the Company’s general account, which is subject to the claims of the Company’s creditors.
A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date. If the maximum maturity date has been reached, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is in force on the Annuity Date, the default option will be determined by the state of the optional benefit features at the time. If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is not in force on the Annuity Date, the default option is the Life Annuity with Period Certain of 10 years.
Provisions of this section vary in Florida — please see “Appendix D: State Variations” for details.

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Annuity Options
On or after the first Contract Anniversary, you may choose to annuitize your Contract and apply your Contract Value to one of the following Fixed Annuity Options at guaranteed annuity rates listed in the “Fixed Annuity Options Tables” section of the Contract:

•
Periodic Certain-Only Option. Provides periodic income payments for a guaranteed period ranging from 5 to 30 years (the guaranteed period may not exceed the Annuitant life expectancy as defined by the IRS Life Expectancy Table for Qualified Contracts). If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

•
Life-Only Option. Provides periodic payments guaranteed for the lifetime of the Annuitant. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payments made to any Beneficiary. If the Annuitant dies before the first payment has been made, then no payments will be made under this option.

•
Life with Period Certain Option. Provides periodic income payments for the lifetime of the Annuitant, which are guaranteed for a period of time (“Period Certain”). The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any Beneficiary.

•
Joint and Survivor Life Option. Provides periodic payments for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any Beneficiary. If both Annuitants die before the first payment has been made, then no payments will be made under this option.

•	Any other form of annuity that you and we may agree upon.
If the maximum maturity date has been reached, and an Annuity Option has not been specified by the Contract Owner, the Contract Value will be annuitized on the Annuity Date based on a Life Annuity with Period Certain of 10 years unless otherwise provided under the Code.
Annuity Payments
The Contract Value on the day immediately preceding the Annuity Date, and the guaranteed annuity rates listed in the “Fixed Annuity Options Tables” section of the Contract, will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $5,000, we may pay you such amount in a lump sum.
The size of Annuity Payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, no withdrawals may be made other than receipt of Annuity Payments. The Annuity Option cannot thereafter be changed, and the size of your annuity payments will not change.

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The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the Company at the time to the same class of Annuitants.
Annuity Payments will generally start within 30 days after the Annuity Date. We usually make annuity payments monthly, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see “How is the Contract Treated Under Federal Income Tax Law?” Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.
Provisions of this section may vary by state — please see “Appendix D: State Variations” for details.

What Are the Supplemental Riders and Benefits That Are Available?
Summary of Benefits
The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

StandardDeath Benefit	Guarantees beneficiaries will receive a benefit at least equal to your Purchase Payments less adjusted withdrawals	Standard	No additional charge	• Withdrawals (including withdrawals to pay adviser fees) could significantly reduce benefit

EnhancedDeath Benefit	Provides an enhanced Death Benefit by locking in market gains on each Contract Anniversary until age 80	Optional	0.75% (as a percentage of the benefit base)
•
Available only at Contract purchase
•
Withdrawals (including withdrawals to pay adviser fees) could significantly reduce or terminate benefit
•
You may not allocate to Fixed Interest Options under the terms of the Rider

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

GuaranteedGrowth and Income Benefit	Provides lifetime income as a percent of the Withdrawal Benefit Base, which grows with 7% simple interest (for currently offered Rider) for 10 years or until the start of Lifetime Withdrawals (if sooner), and periodically locks in market gains by the use of Automatic Annual Step-Ups.	Optional	2.00% (as a percentage of the benefit base)
•
Withdrawals (including withdrawals to pay adviser fees) could significantly reduce or terminate benefit
•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations under the terms of the Rider

Inflation Protector Withdrawal Benefit	Provides lifetime or standard income as a percent of the Withdrawal Benefit Base, which grows with Inflation Increases during the Deferral Phase Inflation Increase Period and the Withdrawal Phase Inflation Increase Period, and periodically locks in market gains by the use of Automatic Annual Step‑Ups.	Optional	2.50% (as a percentage of the benefit base)
•
Withdrawals (including withdrawals to pay adviser fees) could significantly reduce or terminate benefit
•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations under the terms of the Rider

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations

Guaranteed Minimum Accumulation Benefit	Provides guaranteed return of premium at the end of the benefit period (10 years), with the possibility of locking in market gains and extending the benefit period upon Step‑Up (available every 5 years) or at the end of the 10‑year benefit period.	Optional	1.00% (as a percentage of Contract Value)
•
Available only on any Contract Anniversary after issue on Contracts issued before November 1, 2021.
•
Withdrawals (including withdrawals to pay adviser fees) could significantly reduce or terminate benefit

Dollar Cost Averaging Program	Allows you to transfer amounts automatically from a Dollar Cost Averaging Option to a Variable Investment Option so that the cost of the securities is averaged over time	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Minimum transfer amount must be at least $50 • Only new Purchase Payments may be allocated to the Fixed Dollar-Cost Averaging Options

Automatic Asset Rebalancing Program	Automatically reallocates your Contract Value among the Variable Investment Options in accordance with the proportions you originally selected	Optional	No additional charge	• Must have a Contract Value of at least $10,000 • Dollar cost averaging and automatic asset rebalancing may not be elected at the same time

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Subject to the Company’s right to discontinue or suspend the offering of optional benefits for new sales from time to time, you can purchase the optional benefits described above in addition to your Base Contract. There is an additional fee for certain of the optional benefits. Please check with your financial professional/ adviser representative to determine the optional benefits that may currently be available to you.
Combining Optional Benefits
You may elect both the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider. Please see “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” below.
You may elect both the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider. Please see “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” below.
The Guaranteed Minimum Accumulation Benefit Rider cannot be combined with any other Rider.
Death Benefit
Death before Annuity Date
Prior to the Annuity Date, your Contract provides a death benefit that is payable upon the earlier death of:

(1)	the Annuitant; or

(2)	the Contract Owner.
The death benefit is payable to the Beneficiary. A surviving Owner will be deemed sole primary Beneficiary regardless of named Beneficiaries. The amount payable is equal to the Contract Value or the Standard Death Benefit (see below for details). Due proof of death will consist of a certified copy of the death certificate, or other lawful evidence providing equivalent information, and proof of the claimant’s entitlement to the proceeds. We generally pay the death benefit within seven days after we receive proof of death and all required information.
If you elect to take withdrawals from the Contract in order to pay adviser fees, such withdrawals will reduce the Standard Death Benefit, perhaps by substantially more than the amount of the withdrawal.
You can also purchase an optional Enhanced Death Benefit Rider which offers a Death Benefit Enhancement to your Contract. Please see “Enhanced Death Benefit Rider” for an explanation of this optional benefit.
Death of the Annuitant
If the Annuitant is the sole Contract Owner and dies before the Annuity Date, we will pay the Beneficiary(ies) the Standard Death Benefit as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.
If the Annuitant, who is not the sole Contract Owner, dies before the Annuity Date, a surviving Contract Owner who is a natural person, if also named as Contingent Annuitant in the Contract, may choose to receive the Standard Death Benefit or continue the Contract and become the new Annuitant, provided any surviving Contract Owner is permitted to continue the Contract under federal law. If the Contract is continued, the Standard Death Benefit will not be paid until the new Annuitant’s death.

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If there is no Contingent Annuitant, or if continuation of the Contract is not permitted by federal law, the surviving Contract Owner will be deemed sole primary Beneficiary and will receive the Standard Death Benefit as of the date our Administrative Office receives proof of death.
If a sole Annuitant dies before the Annuity Date, and the Contract Owner is an entity, the Company will pay the Beneficiary the Standard Death Benefit as of the date the Company receives due proof of death, and all other documents required by the Company to process the claim.
If a Joint Annuitant is named in the Contract, the Standard Death Benefit is payable upon the later death of both Annuitants. However, a distribution may be required upon the death of a Contract Owner and the death benefit payable would be the Contract Value.
Standard Death Benefit Calculation
The amount of the Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value; and

(2)	is the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal; and

(ii)	is the Contract Value just before the withdrawal.
Example:  Please see “Standard Death Benefit” in “Appendix C: Numerical Examples” for an example calculation of the Standard Death Benefit.
If you take a withdrawal at a time when the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.
Provisions of this section may vary by state — please see “Appendix D: State Variations” for details.
Death of The Contract Owner
If a Contract Owner, who is the sole Annuitant, dies before the Annuity Date, the Company will pay the Beneficiary(ies) the Standard Death Benefit as described above.
If the Contract Owner, who is not the Annuitant, dies before the Annuity Date, we will pay the Beneficiary(ies) the Contract Value as of the date our Administrative Office receives proof of death, i.e.,a death certificate or other official document establishing death, and other information required to process the payment.
Death after Annuity Date
If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity Option. Upon receipt of due proof of death and other forms necessary to process the payment, we will pay the Beneficiary a death benefit according to the Annuity Option in force, if the option provides a death benefit.

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Beneficiary
The Beneficiary is the person(s) entitled to receive the death benefit.
You should designate a Beneficiary in your application. If you fail to designate a Beneficiary, your estate will be the Beneficiary. Your Beneficiary designation will take effect on the Contract Date.
Any surviving Contract Owner, who is a natural person, will be deemed sole primary Beneficiary and should be designated as such in the application. If it is not so designated in the application, the contractual rights of the surviving Contract Owner will take precedence over the rights of any named Beneficiary. No payment will be made to any Beneficiary while the surviving Contract Owner is living.
You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first, by sending a written notice to us with all the information required to process the request. A service form that indicates the required information will be provided by the Company for your convenience. Changes in Beneficiary, unless otherwise specified by you, shall take effect on the date you sign the notice of change. Approval of any change is subject to any transactions made by you or actions taken by the Company prior to receipt of this notice. We may restrict the right to make a Beneficiary change if maintaining the existing Beneficiary designation is required for purposes of satisfying applicable laws or regulations or the requirements of this Contract.
If the surviving Owner was named Contingent Annuitant and no distribution was required per federal tax law upon Annuitant’s death (deceased Annuitant was not the Contract Owner), the Contingent Annuitant will become the Annuitant and the Contract will continue (no death benefit will be paid).
Beneficiary designations are extremely important. Please, consult your financial adviser and/or legal counsel before designating or changing Beneficiaries. You should also consider reviewing your Beneficiary designations every time a major life event takes place (such as marriage or domestic partnership, birth or adoption, divorce or death, etc.).
Spousal Beneficiary
Spousal Step‑In. If the Beneficiary is the deceased Contract Owner’s surviving spouse and sole primary Beneficiary, he or she may become the Contract Owner rather than receive the death benefit (as permitted by federal law). If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit (if it is higher than the Contract Value). The Beneficiary has one year from the Contract Owner’s death to exercise this option.
If there are any Riders in force at the time of death, and the Beneficiary exercises Spousal Step‑In:

•	any Riders that are Single Life Guarantees, which covered the deceased Contract Owner, will be terminated;

•	any Riders that are Joint Life Guarantees, which covered both the deceased Contract Owner and the spousal Beneficiary, will continue; and

•	death benefit will be determined according to the terms of the Rider(s).
Exchange of Contract by Surviving Spouse. The surviving spouse may exchange this Contract for a new Contract of the same form, or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Contract Owner and Annuitant; and (b) list the date of the exchange as the new Contract Date.
Optional benefits on exchanged Contracts will be available based on the selection currently offered by the Company. Exchange shall not be treated as a withdrawal under the terms of the Surrender Charge provision of this Contract if it is exercised within 12 months of receipt of due proof of

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death by the Company. A death benefit credited to a Contract established as a result of an exchange of Contract by a surviving spouse provision will be treated as a Purchase Payment under the terms of the Surrender Charge provision of the new Contract.
For information on the tax treatment of death benefits, see “How Is the Contract Treated Under Federal Income Tax Law.”
Death Benefit Settlement Options
If death occurs before the Annuity Date, your Beneficiary has one year from your death (or 60 days from the death of an Annuitant other than you) to choose one of the following “Death Benefit Settlement Options” that complies with any applicable Code regulations and requirements:
Option 1 (Lump Sum). The death benefit may be paid to a Beneficiary in a single lump sum. The payment will generally be made within 7 days of receipt of the necessary forms to make payment.
Option 2 (Five-Year Deferral). The Beneficiary may elect to postpone a payment of the lump sum death benefit for up to five years after the date of any Contract Owner’s death. During this time, the Beneficiary may allocate the death settlement amount to the available Investment Options. Transfers among Variable Investment Options and Fixed Account Options are subject to the limitations imposed on such options. The money may be withdrawn in whole or in part at any time without Surrender Charges or Premature Withdrawal Charges but amounts in the Investment Options may lose value. If the Beneficiary is not the surviving spouse, the death benefit must be paid out within 5 years after the date of death.
Option 3 (Annuitize). The Beneficiary may elect to receive the payment of the death benefit in the form of one of the Annuity Options. Payments under this option must commence within one year after the date of death. Payments must be made over the Beneficiary’s lifetime or over a guaranteed period not longer than the Beneficiary’s life expectancy. This option is only available if the amount applied to the selected Annuity Option is at least $5,000. Annuity options are subject to any applicable Code requirements.
If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the only option is a lump sum. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of the death benefit according to the Death Benefit Settlement Option described above. If no Beneficiary survives the first to die of the Contract Owner or the Annuitant, the death benefit will be paid in a lump sum to the Contract Owner’s estate or the Contract Owner, respectively.
ERISA Defined Benefit Plan Options
If an ERISA Defined Benefit plan trust is the Contract Owner, the only option is a lump sum payout to the qualified plan trust. The trustee of the qualified plan will then distribute the proceeds pursuant to the Beneficiary election in effect under the plan.
IRA Beneficiary Options
There are additional options for IRA Beneficiaries. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31st following the tenth anniversary of the IRA Owner’s death. However, a spouse named as sole primary Beneficiary may elect to assume ownership of the IRA. An eligible designated Beneficiary can continue the IRA as a “Beneficiary” or a “stretch” IRA, in which case a new Contract is issued. Please consult your tax adviser for additional information regarding the options of an IRA Beneficiary.
Non‑Qualified Stretch Option
The designated beneficiary can “stretch” the death benefit, in which case a new Contract is issued.

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Death Benefit Summary Tables
NON‑QUALIFIED CONTRACTS

Single Owner / Annuitant (Annuitant is same as Owner)

Owner-Annuitant dies
•
Beneficiary receives Standard Death Benefit;

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to five years;

•
Beneficiary may elect a Non‑Qualified Stretch;

•
Spousal Beneficiary may continue the Contract.

Single Owner / Single Annuitant (Annuitant is not the same as Owner)

Owner dies	• Beneficiary receives Contract Value;

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to five years; • Beneficiary may elect a Non‑Qualified Stretch;

•
Spousal Beneficiary may continue the Contract (Contract Value only).

Annuitant dies
•
Contract Owner, who is Contingent Annuitant, becomes the Annuitant and may continue the Contract (no death benefit paid);

•
Contract Owner, as sole primary Beneficiary, may receive the Standard Death Benefit.

OR

•
If there is no Contingent Annuitant, surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries;

•
Contract Owner (as deemed sole primary Beneficiary) receives Standard Death Benefit;

•
Surviving Owner as Beneficiary has 60 days from the death of Annuitant other than Owner to choose the Death Benefit Settlement Option.

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Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Owner-Annuitant dies
•
Beneficiary receives Contract Value;

•
Beneficiary has until December 31st of the year following the calendar year when the Contract Owner died to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to five years;

•
Beneficiary may elect a Non‑Qualified Stretch;

•
Spousal Beneficiary may continue the Contract (Contract Value only);

•
New spousal Owner will become Annuitant (if not already named as such prior to death);

•
Standard Death Benefit is not paid until the last Annuitant’s death.

•
Surviving Annuitant (as spousal Beneficiary) becomes Owner if permitted by federal tax law.

Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Non‑Owner Annuitant dies
•
No death benefit is paid because there was no Owner death and Annuitant death benefit is paid upon the last Annuitant’s death;

•
Surviving Annuitant who is the Contract Owner will continue the Contract;

•
Standard Death Benefit is not paid until the last Annuitant’s death.

Owner is an Entity (only single Annuitant permitted)

Annuitant dies	• Beneficiary receives Standard Death Benefit; • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

Joint Owners / Single Annuitant (Annuitant must be one of Owners)

Annuitant-Owner dies
•
Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries;

•
Beneficiary receives Standard Death Benefit;

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to five years;

•
Beneficiary may elect a Non‑Qualified Stretch;

•
Surviving Owner (if spousal Beneficiary) may continue the Contract. and Surviving Owner will become the Annuitant.

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Non‑Annuitant Owner dies
•
Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries;

•
Beneficiary receives Contract Value;

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to five years;

•
Beneficiary may elect a Non‑Qualified Stretch;

•
Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only).

Joint Owners / Joint Annuitants (Annuitants must be the same as Owners)

First Owner-Annuitant dies
•
Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries;

•
Beneficiary receives Contract Value;

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to five years;

•
Beneficiary may elect a Non‑Qualified Stretch;

•
Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only);

•
Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Owner-Annuitant becomes sole Owner if permitted by federal tax law.

IRA CONTRACTS

Single Owner/Annuitant (Owner must be the Annuitant)

Owner-Annuitant dies
•
Beneficiary receives Standard Death Benefit;

•
Beneficiary has one year from death to choose the Death Benefit Settlement Option;

•
Beneficiary may delay disbursement for up to ten years;

•
An eligible Beneficiary may stretch the IRA by purchasing a new Penn Mutual Contract then available; or

•
Spousal Beneficiary may continue the Contract.

Owner is an Entity (only single Annuitant permitted)
Annuitant dies	• Beneficiary receives Standard Death Benefit; • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

The Death Benefit must be distributed in accordance with applicable regulations and tax laws.

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Enhanced Death Benefit Rider
The purpose of the Enhanced Death Benefit Rider is to provide a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Rider provides this enhancement by automatically locking in any market gains on each Contract Anniversary. If any withdrawals are taken, the benefit will be reduced by the greater of the dollar amount of the withdrawal or a pro rata reduction, and the benefit will terminate if the Contract Value goes to zero. The Rider will terminate upon assignment or a change in ownership of the Contract unless the new assignee or Contract Owner meets the qualifications specified in the termination provision of the Rider.
The Death Benefit Enhancement provided by the Rider will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier. The Death Benefit Enhancement will be payable upon the death of the Covered Life or the later death of the Covered Lives, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract.
Prior to the Annuity Date, as of the date our Administrative Office receives proof of death of the Covered Life (or both Covered Lives, if applicable) such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than $1,000,000. This cap will apply at the time the claim is paid. The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Important Information about the Rider:

•	This Rider is an optional benefit added to your Contract at time of purchase; it provides a benefit described in this Prospectus for an additional charge.

•
Your Contract may be subject to limitations on your investment allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Investment Options available under the Contract.

•
The Enhanced Death Benefit Base Step‑Ups occur until age 80, and the Death Benefit Enhancement is payable before the Annuity Date, until the younger Covered Life reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.

•	The Enhanced Death Benefit is only payable before the Annuity Date or before the Contract Value is reduced to zero, if earlier.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of the Enhanced Death Benefit.

•	The Rider Charges are non‑refundable, whether or not your Enhanced Death Benefit Base exceeds the Standard Death Benefit while the Rider is in effect, or at the time of death.

•	Withdrawals taken to satisfy the Required Minimum Distributions will reduce the Enhanced Death Benefit Base by the greater of a dollar‑for‑dollar or pro‑rata reduction.

•	All withdrawals will reduce your Contract Value and death benefit.

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•
If you elect to take withdrawals from the Contract in order to pay adviser fees, such withdrawals will reduce the Enhanced Death Benefit Base, perhaps by substantially more than the amount of the withdrawal, and could even terminate the rider.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your Enhanced Death Benefit;

ii)	termination of the Rider;

iii)	termination of the Contract.
Purchasing the Enhanced Death Benefit Rider with your Contract
At the time you purchase your Contract, you have the option to purchase the Enhanced Death Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider may be purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. If you purchase the Rider in combination with any other optional benefit, you will not be able to terminate them independently in the future.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements. Maximum issue age for the Enhanced Death Benefit Rider is 75. The Covered Life (or both Covered Lives for a Joint Life Guarantee) must satisfy this requirement on the Rider Effective Date. A Covered Life must always meet issue age requirements at time of designation. Issue age is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner / Annuitant Requirements. For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. A Single Life Guarantee is not available if a Joint (or Contingent) Annuitant is named in the Contract. For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date.
Example Owner/Annuitant arrangements permitted under the Rider:
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith	Elisabeth Smith	Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

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Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non‑Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith
Single and Joint Life Guarantee. The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are based on the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are based on the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life, if permitted by federal tax law, can choose to continue the Contract and the Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life.
Federal tax regulations may require that a distribution take place upon Contract Owner’s death unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate.
You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner prior to the later death of the Covered Lives is the Standard Death Benefit if the deceased Owner was sole Annuitant. If the Second Covered Life was also named Joint Annuitant, the death benefit payable on death of the Owner/ Annuitant is Contract Value only.
Converting to or from a Joint Life Guarantee. You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date. While both Covered Lives are living, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Rider will be converted to a Single Life Guarantee. You may not add an additional Covered Life in the future. If this Rider is combined with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, your ability to convert to a Single Life Guarantee will be subject to additional limitations applicable to those Riders.
Enhanced Death Benefit Base
The Enhanced Death Benefit Base is the amount used to determine the value of the Death Benefit Enhancement, when compared to the Standard Death Benefit amount. The Enhanced Death

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Benefit Base is calculated independently of the Contract Value or any other Benefit Base. It can increase due to annual Step- Ups or Subsequent Purchase Payments and will decrease for withdrawals. The Enhanced Death Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.
How is the Enhanced Death Benefit Base Determined?
On the Rider Effective Date, the Enhanced Death Benefit Base is equal to the Initial Purchase Payment received.
After the Rider Effective Date, the Enhanced Death Benefit Base will increase with Subsequent Purchase Payments, may Step‑Up to the Contract Value, and will decrease for withdrawals.
Automatic Annual Step‑Up of Enhanced Death Benefit Base. A Step‑Up is an increase of the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value. The Enhanced Death Benefit Base will be evaluated for a Step‑Up opportunity each Contract Anniversary, until the Contract Anniversary following the 80th birthday of the younger Covered Life. If the Contract Value at the time of evaluation is greater than the current Enhanced Death Benefit Base, the Enhanced Death Benefit Base will automatically Step‑Up to the Contract Value.
Effect of Additional Purchase Payments. The Enhanced Death Benefit Base will be increased dollar‑for‑dollar for all Subsequent Purchase Payments. Purchase Payments made on the Contract Anniversary are credited to the Enhanced Death Benefit Base after evaluation for Step‑Up takes place.
Effect of Withdrawals on Enhanced Death Benefit Base. The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
Effect of Withdrawals to Pay Investment Adviser Fees on Enhanced Death Benefit Base. The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce the Enhanced Death Benefit Base in the same manner as withdrawals (described above) and, thus, reduce the amount received under this Benefit.
Effect of Partial Annuitization. Partial Annuitization will reduce the Enhanced Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).
Example:
Assume that an individual at age 60 purchases the Contract with an Initial Purchase Payment of $100,000 and the Enhanced Death Benefit Rider is purchased with the Contract. The initial Enhanced Death Benefit Base at the time of purchase will be $100,000.
At the first Contract Anniversary, the Contract Value has increased to $105,000 as a result of market performance. At that time, the Enhanced Death Benefit Base will be increased to $105,000. At the second Contract Anniversary, the Contract Value has decreased to $99,000. The Enhanced Death Benefit Base will remain at $105,000.
During the next year, the Owner makes an additional Purchase Payment of $10,000. This Purchase Payment will increase the Enhanced Death Benefit Base by $10,000 and it will equal $115,000.

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At the third Contract Anniversary, the Contract Value has increased to $120,000 and the Enhanced Death Benefit Base is set equal to $120,000. Shortly after the third Contract Anniversary, the Owner makes a withdrawal of $10,000 where the Enhanced Death Benefit Base is equal to $120,000 and the Contract Value is equal to $125,000. Because the Contract Value is higher than the Enhanced Death Benefit Base, the Enhanced Death Benefit Base will only be reduced by the amount of the withdrawal of $10,000, and will equal $110,000 ($120,000 minus the $10,000 withdrawal).
Upon the death of the Owner shortly thereafter, the Enhanced Death Benefit would equal $110,000, and the Beneficiary would be entitled to receive the Death Benefit Enhancement to the extent the Enhanced Death Benefit exceeds the Standard Death Benefit under the Contract.
Rider Charge
There is an additional charge for the Enhanced Death Benefit Rider. The current Rider Charge for Single or Joint Life Guarantee is 0.35%. The Maximum Rider Charge is 0.75%. This charge also depends on whether you also purchase the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider with the Contract. Please refer to the “Table of Fees and Expenses” section of this Prospectus for the summary of charges, or to the “Optional Benefit Expenses” subsection of “What Are the Fees and Charges Under the Contract?” section in this Prospectus for more details.
The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base, and one fourth of the charge will be deducted from the Contract Value on a quarterly basis, whether or not the Enhanced Death Benefit Base exceeds the Standard Death Benefit. One fourth of the annual Rider Charge rate will be multiplied by the average monthly Enhanced Death Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the last quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options, pro‑rata based on the Fund allocation at the time of deduction. If the Enhanced Death Benefit Base increases, the dollar amount of the Rider Charge will also increase.
If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization or deducted after the Annuity Date.
On the date of automatic Step‑Up of the Enhanced Death Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase will be no more than 0.15%.
The Contract Owner can reject the Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If you also purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously.
Investment Allocation Options
You may not allocate or transfer your Contract Value to any Fixed Interest Options if you have purchased this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted. At the present time, no investment allocation program is required for the Contract Value allocated to the Separate Account if this Rider is purchased without the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. If the Company requires an investment allocation program in the future, or if there is a change to an existing program, you will be notified in writing 60 days prior to an investment allocation program being required or a change to an existing program becoming effective. The new program or changes to an existing program may apply to existing and new purchasers of this Rider. If the investment allocation program is required, we reserve the right to add or change limitations and the way we administer them in the future.

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Payment of Enhanced Death Benefit
The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the Covered Life under the Rider, or the later death of two Covered Lives with a Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount (capped at $1,000,000.00) by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)
Upon the death of the sole Contract Owner/Annuitant/Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step‑In according to the terms of this Contract, but the Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)
Upon Contract Owner’s death, Contract Value will be paid as a death settlement to the Contract Owner’s Beneficiary according to the terms of the Contract. The surviving Annuitant/Covered Life (as spousal Beneficiary) may also choose to exercise Spousal Step‑In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), and the Rider will continue.

(b)
Upon Annuitant’s death where the Contract Owner is named as the Contingent Annuitant in the Contract, the Contract Owner will become the Annuitant and the Contract will continue, but the Rider will terminate (no death benefit will be paid).

(c)
Upon Annuitant’s death where no Contingent Annuitant is named in the Contract, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract.

(d)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.
On a jointly owned Contract:

(a)	Upon death of a sole Annuitant who is the Covered Life under the Rider, the death benefit, including any Death Benefit Enhancement payable under the

64

Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step‑In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under spousal Step‑In) and the Enhanced Death Benefit Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Rider as‑is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract (under Spousal Step‑In) and Rider as sole Annuitant and Covered Life.

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On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary(ies).
Removing the Enhanced Death Benefit Rider from your Contract
You can cancel the Enhanced Death Benefit Rider at any time on or after the first Contract Anniversary. If you also purchased the Guaranteed Growth and Income Benefit Rider, both Riders must be terminated simultaneously. If you also purchased the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously.
Termination of the Enhanced Death Benefit Rider
Upon the earliest of the following, the Enhanced Death Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person:

(i)	an individual ownership changed to a personal revocable trust; or

(ii)	an eligible spousal Beneficiary who is also a Covered Life elects to become the successor Owner of the Contract and the Rider upon Owner / Annuitant’s death; or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime; or

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(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;

(3)	Spousal Step‑In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (if either is purchased together with this Rider); or

(5)	Annuitization under the Base Contract.
Charges for the Rider stop accruing, and any investment allocation restrictions cease upon Rider termination.
If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	Enhanced Death Benefit is paid upon the death of the Covered Life for Single Life Guarantees, or the date of the later death of both Covered Lives for a Joint Life Guarantee;

(3)
Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(4)	Contract Value is paid as a death settlement upon the death of the Contract Owner when:

(a)
The deceased Contract Owner was not the Annuitant, and the Covered Life under the Single Life Guarantee is the sole Annuitant (if the Covered Life / sole Annuitant is not the Beneficiary or if not permitted to continue the Contract by federal law);

(b)
The deceased Contract Owner was one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee, but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(5)	The Contract Value is reduced to zero;

(6)	The Enhanced Death Benefit Base is reduced to zero.
Termination provisions may vary by state — please see “Appendix D: State Variations” for details.
Guaranteed Growth and Income Benefit Rider
The Guaranteed Growth and Income Benefit Rider may not be available in all states and the Company reserves the right to generally discontinue or suspend the availability of the Rider for new sales from time to time. Please check with your financial adviser to determine availability.
The Guaranteed Growth and Income Benefit Rider (also referred to as “Rider” throughout this section) is an optional benefit that provides a Lifetime Withdrawal Guarantee — payments for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee). This Rider provides for a guaranteed Lifetime Withdrawal benefit adjusted for the Guaranteed Growth Increase and market Step‑Ups. The Guaranteed Growth Increase provides a simple interest increase to the Withdrawal Benefit Base for a period of 10 years,

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while market Step‑Ups lock in the market performance annually (if higher than the Guaranteed Growth Increase). The Withdrawal Benefit Base is accumulated in this way before withdrawals under the Lifetime Withdrawal Guarantee are exercised. The Lifetime Withdrawal Guarantee is then based on this Withdrawal Benefit Base and provides lifetime income at eligible ages. Lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with age at the time the Lifetime Withdrawal Guarantee is exercised (based on the age of the younger Covered Life). After the start of withdrawals, the Guaranteed Annual Withdrawal Amount will be adjusted for market Step‑Ups only (Guaranteed Growth Increases will stop). Payments will be made for the life of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee.
This Rider is appropriate for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step- Ups of the Withdrawal Benefit Base. You will most benefit from this Rider if you delay your Lifetime Withdrawals to allow your Withdrawal Benefit Base to increase with the Guaranteed Growth and/or market Step‑Ups. Lifetime income becomes available starting at age 55, and guaranteed withdrawal percentages vary based on the age at which you exercise your Lifetime Withdrawal Guarantee. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.
The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider.
Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this Prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed Lifetime Withdrawals.

•	The Rider Charges are non‑refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•
All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “What Are the Fees and Charges Under the Contract? — Surrender Charge” for details) and any other applicable charges.

•
If you elect to take withdrawals from the Contract in order to pay adviser fees, such withdrawals will reduce the Withdrawal Benefit Base, perhaps by substantially more than the amount of the withdrawal, and could even terminate the rider.

•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Variable Investment Options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

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ii)	termination of the Rider;

iii)	termination of the Contract.
To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•
Withdrawals from Qualified Contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider.

Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract
At the time you purchase your Contract, you have the option to purchase a Guaranteed Growth and Income Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider may be purchased in combination with the Enhanced Death Benefit Rider (see “Enhanced Death Benefit Rider” and “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35 and 85, and the younger Covered Life is between the ages of 35 and 80. A Covered Life must always meet issue age requirements at time of designation. Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner / Annuitant Requirements. For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. The Single Life Guarantee is not available if Joint Annuitants are named in the Contract. For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

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Example Owner/Annuitant arrangements permitted under the Rider:
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith
Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non‑Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith
Single and Joint Life Guarantees
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

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Converting a Joint Life Guarantee to a Single Life Guarantee
If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single Covered Life.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner/Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Lifetime Withdrawal Guarantee.
The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.
Withdrawal Benefit Base
The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee.

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In the Deferral Phase, the Withdrawal Benefit Base can grow due to Guaranteed Growth Increases, Step‑Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with annual Step‑Ups and decrease for Excess Withdrawals.
How is the Withdrawal Benefit Base determined?
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received by the Company.
After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.
In the Deferral Phase, the Withdrawal Benefit Base increases dollar‑for‑dollar with each Purchase Payment. Each year on the Contract Anniversary until the earlier of the end of the Guaranteed Growth Period or the younger Covered Life reaching the Maturity Age, a Guaranteed Growth Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step‑Up opportunity (see below for details on the Guaranteed Growth Increase calculation, Guaranteed Growth Period and Step‑Up evaluation). The Withdrawal Benefit Base will be decreased for Early Access Withdrawals (see “Deferral Phase — Early Access Withdrawal Option” under “Withdrawal Options under the Rider” for more details).
At the time the Lifetime Withdrawal Guarantee is exercised, the Withdrawal Benefit Base will be set equal to the greater of the following:

1)	Contract Value immediately prior to the first Lifetime Withdrawal; or

2)	Withdrawal Benefit Base, including the Guaranteed Growth Increase prorated for any partial year since the prior Contract Anniversary.
Please, see the “Guaranteed Growth and Income Benefit Rider: Withdrawal Benefit Base at the start of Lifetime Withdrawals” in “Appendix C: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Lifetime Withdrawals.
The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.
In the Withdrawal Phase, Guaranteed Growth Increase and Purchase Payments will no longer be credited to the Withdrawal Benefit Base. The Withdrawal Benefit Base will continue to be evaluated for Automatic Annual Step‑Up opportunities each year (on the Contract Anniversary) through the Maturity Age. Withdrawal Benefit Base will be reduced for Excess Withdrawals (see “Withdrawal Options under the Rider — Effect of Withdrawals on Withdrawal Benefit Base” for more details).
Maximum Withdrawal Benefit Base is $10,000,000.
Guaranteed Growth Increase of Withdrawal Benefit Base
On each Contract Anniversary, before the end of the Guaranteed Growth Period and if the Withdrawal Benefit Base is greater than zero, the Company will credit a Guaranteed Growth Amount to the Withdrawal Benefit Base.
Guaranteed Growth Period
Guaranteed Growth Increases are only available during the Guaranteed Growth Period. This period will start on the Rider Effective Date and will last as described below, unless a Step‑Up occurs, in which case the Guaranteed Growth Period will reset.

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The Guaranteed Growth Period lasts until the earliest of (1), (2), or (3) where:

(1)	the younger Covered Life reaches the Maturity Age or the Annuity Date (if earlier);

(2)	the 10th Contract Anniversary since the later of (a) and (b) where

(a)	is the Rider Effective Date; and

(b)	is the date of the most recent Step‑Up;

(3)	the end of the Deferral Phase.
Guaranteed Growth Amount
The Guaranteed Growth Amount is a dollar amount which is credited to the Withdrawal Benefit Base on each Contract Anniversary during the Guaranteed Growth Period. The Guaranteed Growth Amount is based on the Guaranteed Growth Base, and is added to the Withdrawal Benefit Base. The Guaranteed Growth Amount is calculated by applying the Growth Rate to the Guaranteed Growth Base, adjusted for any Purchase Payments and Early Access Withdrawals throughout the Contract Year (see “Guaranteed Growth and Income Benefit Rider: Guaranteed Growth Increase in the Deferral Phase” in “Appendix C: Numerical Examples”).
Guaranteed Growth Amount will always be based on the Guaranteed Growth Base (see below), but added to the Withdrawal Benefit Base. If a Step‑Up occurs, the Guaranteed Growth Amount will be added to the stepped‑up Withdrawal Benefit Base the following Contract Year.
Growth Rate
The Growth Rate is the simple interest percentage used to determine the Guaranteed Growth Amount.
The Growth Rate for Guaranteed Growth and Income Benefit II and VI is 7%. The Growth Rate for Guaranteed Growth and Income Benefit III, IV and V is 8%. Please see “Appendix D: State Variations” for details on state variations.
Guaranteed Growth Base
The Guaranteed Growth Base is the amount used to determine the annual Guaranteed Growth Amount and is equal to Net Purchase Payments (sum of all Purchase Payments less any withdrawals on a dollar‑for dollar basis). The Guaranteed Growth Base is separate from the Contract Value or Withdrawal Benefit Base.
Automatic Annual Step‑Up of Withdrawal Benefit Base
A Step‑Up is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until the younger Covered Life reaches the Maturity Age, your Withdrawal Benefit Base will be evaluated for a Step‑Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after a Guaranteed Growth Increase has been applied if your Contract is still in the Guaranteed Growth Period), the Withdrawal Benefit Base will automatically Step‑Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased (see “Calculating Lifetime Withdrawals – Lifetime Withdrawal Rate after Step‑Up” below).

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Example: Please see “Guaranteed Growth and Income Benefit Rider: Automatic Annual Step‑Up of Withdrawal Benefit Base in the Deferral Phase” in “Appendix C: Numerical Examples.”
Effect of Additional Purchase Payments
During the Deferral Phase, the Withdrawal Benefit Base increases dollar‑for‑dollar with each Subsequent Purchase Payment. Purchase Payments made on a Contract Anniversary are credited to the Withdrawal Benefit Base after the Guaranteed Growth Amount is credited and evaluation for Step‑Up takes place. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.
Additional Notes For The Withdrawal Benefit Base
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.
The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.
Rider Charge
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base, and 1/4 of the annual charge will be deducted from the Contract Value on a quarterly basis. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter, and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Guaranteed Growth for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options pro‑rata based on the Fund allocation at the time of deduction.
Please refer to “Guaranteed Growth and Income Benefit Rider: Rider Charge” in “Appendix C: Numerical Examples.”
If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.
The current Rider Charge for a Single Life Guarantee is 1.25% (1.10% for Guaranteed Growth and Income Benefit II, III, IV, and V Rider contracts), and 1.40% for a Joint Life Guarantee (1.25% for Guaranteed Growth and Income Benefit II, III, IV, and V Rider contracts). The Maximum Rider Charge is 2.00%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in “What are the Fees and Charges Under the Contract? — “Optional Benefit Expenses”.”
On the date of an automatic Step‑Up of the Withdrawal Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase may be no more than 0.50%. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step‑Ups will be suspended. The Contract Owner may request a reinstatement of the Automatic Annual Step‑Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge.

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Contract Phases under the Rider — Overview
The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I.	Deferral Phase
Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” below for details.
The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)
Lifetime Withdrawal Guarantee is exercised (not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” in “Withdrawal Options under the Rider” for more details);

(b)	The younger Covered Life reaches the Maturity Age and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” below for more details);

(c)	Contract Value is reduced to zero (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” below for more details);

(d)	Termination of the Contract or Rider;

(e)	Annuitization; or

(f)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II.	Withdrawal Phase
The period during which you take withdrawals under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase.
The Withdrawal Phase begins when you first exercise the Lifetime Withdrawal Guarantee (i.e., initiate Lifetime Withdrawals) and continues until the earliest of the following:

(a)	The younger Covered Life reaches the Maturity Age and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” for more details);

(b)
Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details);

(c)	Termination of the Contract or Rider;

(d)	Annuitization (please see “What happens on the Annuity Date under the Rider?” below for more details); or

(e)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.
The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals become available at Actual Age 55 of the younger Covered Life. Your guaranteed withdrawal rate will depend on the age (of the younger Covered

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Life) at the time the Lifetime Withdrawal Guarantee is exercised. Please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” in “Withdrawal Options under the Rider” for details.
Regardless of the Contract Phase, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender Charges are not a fixed amount. Please see “What Are the Fees and Charges Under the Contract? — Surrender Charge” for more details.
Withdrawal Options under the Rider
Withdrawals can be taken in both the Deferral and Withdrawal Phases.
Deferral Phase — Early Access Withdrawal Option
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Lifetime Withdrawal Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals allow you to wait for a higher Lifetime Withdrawal Rate and continue the Guaranteed Growth Period and can be taken under the Early Access Withdrawal Option. You may elect to take the Early Access Withdrawal as a one‑time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.
Important Note: If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you are eligible to receive Lifetime Withdrawals based on the age of the younger Covered Life, your Lifetime Withdrawal Guarantee will be initiated, and the Contract will move into the Withdrawal Phase.
Withdrawal in the Deferral Phase before the Lifetime Withdrawal Guarantee becomes available
If you request a withdrawal before the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one‑time distribution or periodically under the systematic withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1⁄2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more information.
Withdrawal in the Deferral Phase after the Lifetime Withdrawal Guarantee becomes available
If you request a withdrawal after the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one‑time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1⁄2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Early Access Withdrawal on Withdrawal Benefit Base
Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount; and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal (not including pro‑rated growth for the current Contract Year); and

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(2)	is the Contract Value just prior to the Early Access Withdrawal.
Effect of Early Access Withdrawal on Guaranteed Growth Base
Early Access Withdrawals reduce the Guaranteed Growth Base by the dollar amount of the Early Access Withdrawal.
Effect of Early Access Withdrawal on Contract Value
Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph under “What Are the Fees and Charges Under the Contract?” for details. There may be tax implications to taking withdrawals prior to age 59 1⁄2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Withdrawals in the Deferral Phase to Pay Investment Adviser Fees
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce the Withdrawal Benefit Base in the Deferral Phase in the same manner as Early Access Withdrawals (described above) and, thus, reduce the amount received under this Benefit.
Effect of Partial Annuitization
Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base, Guaranteed Growth Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).
Withdrawal Phase — Lifetime Withdrawal Guarantee
Once the younger Covered Life has reached the eligible age of 55, you may exercise your Lifetime Withdrawal Guarantee and enter the Withdrawal Phase.
Once withdrawals have started under the Lifetime Withdrawal Guarantee, partial Annuitization is no longer available.
Lifetime Withdrawal Guarantee
Your Lifetime Withdrawal Guarantee provides Lifetime Withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. The Guaranteed Annual Withdrawal Amount is adjusted for Guaranteed Growth and Contract Value Step‑Ups. The Lifetime Withdrawal Guarantee is only available if the younger Covered Life at the time of the first Lifetime Withdrawal is 55 or older. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Termination of the Guaranteed Growth and Income Benefit Rider” for more details).
Calculating Lifetime Withdrawals
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).

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Lifetime Withdrawal Rate
The Lifetime Withdrawal Rate is used to determine the amount of your Lifetime Withdrawals (Guaranteed Annual Withdrawal Amount). The age at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate. For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee (referred to as “age” or “Actual Age” in the section below).
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit VI (available for Contracts issued outside of New York on or after November 2, 2020)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.35%	2.85%
60	65	3.75%	3.25%
65	70	4.80%	4.30%
70	75	4.90%	4.40%
75 and over		5.00%	4.50%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit V (available for Contracts issued outside of New York on or after May 1, 2020, and before November 2, 2020)

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.40%	2.90%
65	70	4.30%	3.80%
70	75	4.45%	3.95%
75 and over		4.70%	4.20%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit IV (available for Contracts issued outside of New York on or after September 1, 2019, and before April 9, 2020):

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	4.00%	3.50%
60	65	4.30%	3.80%
65	70	5.25%	4.75%
70	75	5.65%	5.15%
75 and over		6.00%	5.50%
Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit III (available for Contracts issued outside of New York on or after September 1, 2018, and before September 1, 2019):

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	5.25%	4.75%
75 and over		6.00%	5.50%

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Age‑Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit II (available for Contracts issued before September 1, 2018 — in New York before September 1, 2019):

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	4.50%	4.00%
70 and over		5.00%	4.50%
Age‑banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit Riders may vary in New York — please see “Appendix D: State Variations” for details.
Lifetime Withdrawal Rate after Step‑Up
If a Step‑Up occurs during the Withdrawal Phase, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age.
Example: Guaranteed Growth and Income Benefit VI Contract is purchased for a single life at age 59; withdrawals start at age 63 at a Lifetime Withdrawal Rate of 3.75%. Step‑Up occurs at age 67; the new Lifetime Withdrawal Rate is 4.80%.
Effect Of Withdrawals On Withdrawal Benefit Base
Effect of Withdrawals less than Guaranteed Annual Withdrawal Amount
If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.
If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years.
Example: Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.
Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount;

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(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the Excess Withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.
Please see the “Guaranteed Growth and Income Benefit Rider: Excess Withdrawals” example in “Appendix C: Numerical Examples.”
If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.
At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base. You may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
Systematic Withdrawals
Systematic withdrawals may be taken under either of the Withdrawal Options. The maximum systematic withdrawal amount is the Free Withdrawal Amount. However, systematic withdrawals can still be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but Surrender Charges will apply once the Free Withdrawal Amount has been depleted.
Effect of Withdrawals in the Withdrawal Phase to Pay Investment Adviser Fees
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will impact the Lifetime Withdrawal Guarantee in the same manner as all Lifetime Withdrawals (described above).
Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider
If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year‑end, you can elect Required Minimum Distribution (“RMD”) withdrawals. You may elect to take your distributions as a one‑time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year‑end. RMD calculations will be limited to your Penn Mutual Contract only.
Required Minimum Distributions in the Deferral Phase
In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Lifetime Withdrawal Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase, and each RMD will reduce the Withdrawal Benefit Base and the Guaranteed Growth Base as outlined in “Deferral Phase — Early Access Withdrawal Option” under “Withdrawal Options under the Rider.”

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Required Minimum Distributions in the Withdrawal Phase
RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.
In the Withdrawal Phase, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year‑end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Please see “RMD and Guaranteed Growth and Income Benefit Rider” in “Appendix C: Numerical Examples.”
If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Guaranteed Growth and Income Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.
Section 72 (q)/(t) Considerations
If a withdrawal is taken from the annuity before age 591/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1⁄2.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (the “Section 72 (q)/(t)”) prior to age 59 1⁄2, you may do so systematically. If Lifetime Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Lifetime Withdrawal Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the Section 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.
Section 72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined in “Deferral Phase — Early Access Withdrawal Option” under “Withdrawal Options under the Rider.” If Section 72 (q)/(t) withdrawals are taken under the Lifetime Withdrawal Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

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At the end of your Section 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last Section 72 (q)/(t) payment.
Investment Allocation Options
Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Variable Investment Options which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the Funds from Variable Investment Options which are not on the list to the Money Market Subaccount. You may specify a new allocation among Variable Investment Options on the list of available options at any time.
If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
The Fixed Account
Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.
The Separate Account
Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
The list of Variable Investment Options available in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Variable Investment Options only:

Penn Series Funds, Inc.	Adviser/Sub‑Adviser
Money Market Fund	Penn Mutual Asset Management, LLC (“PMAM”)
Limited Maturity Bond Fund	PMAM
Quality Bond Fund	PMAM
High Yield Bond Fund	PMAM
Flexibly Managed Fund	PMAM / T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.
Balanced Fund	PMAM
Index 500 Fund	PMAM / SSGA Funds Management, Inc. (“SSGA”)
Small Cap Index Fund	PMAM / SSGA
Developed International Index Fund	PMAM / SSGA
Aggressive Allocation Fund	PMAM
Moderately Aggressive Allocation Fund	PMAM
Moderate Allocation Fund	PMAM
Moderately Conservative Allocation Fund	PMAM
Conservative Allocation Fund	PMAM

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Purchase Payments or transfers directed to the Variable Investment Options that are not listed above will not be accepted.
What if the Withdrawal Benefit Base or Contract Value is reduced to zero?
Effect of Withdrawal Benefit Base Reducing to Zero
If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values.
If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Effect of Contract Value Reducing to Zero
If the Contract Value is reduced to zero and any benefits are due under the Lifetime Withdrawal Guarantee, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.
If the Contract Value reduces to zero in the Deferral Phase:

•
If the Withdrawal Benefit Base is greater than zero and you are eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined based on Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life); Guaranteed Growth Increases will no longer apply.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.
If the Contract Value reduces to zero in the Withdrawal Phase:

•
If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.
What happens on the Annuity Date under the Rider?
The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized.
If the Guaranteed Growth and Income Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an Annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at Annuitization:

(1)	Surrender the Contract and receive a Surrender Value;

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(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract; or

(3)	Annuitize your Contract under the terms of the Rider.
If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Lifetime Withdrawal Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the Lifetime Withdrawal Guarantee.
Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•
If the Contract is in the Deferral Phase as of the Annuity Date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization (based on the Actual Age of the younger Covered Life). This amount will be payable annually for the last surviving Covered Life’s Lifetime. After Annuitization, Guaranteed Growth Increases and Step‑Ups will no longer apply.

•
If the Contract has entered the Withdrawal Phase, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Step‑Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.
When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized. You may no longer be able to choose to make withdrawals from your Contract (depending on which Annuity option you select).
If the Contract is annuitized based on the Rider’s Lifetime Withdrawal Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.
Annuitization under the Rider provisions vary in certain states — please see “Appendix D: State Variations” for details.
What happens upon death under the Rider?
The Guaranteed Growth and Income Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.
If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as‑is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).

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Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).
Removing the Guaranteed Growth and Income Benefit Rider from your Contract
You can cancel the Guaranteed Growth and Income Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.
Termination of the Guaranteed Growth and Income Benefit Rider
Upon the earliest of the following, the Guaranteed Growth and Income Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust; or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the successor Owner of the Contract and the Rider upon Contract Owner’s death; or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime; or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or
(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step‑In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.
Upon Rider termination:

•	Charges for the Rider stop accruing;

•	Investment Allocation restrictions no longer apply; and

•	Guaranteed withdrawals available under the Rider will terminate.
If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

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(c)
Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)
Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)
The Contract Value is reduced to zero and you are not eligible for a Lifetime Withdrawal Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix D: State Variations” for details.
Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders
Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract
You may purchase both the Guaranteed Growth and Income Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.
The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements
The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35‑75.
A Covered Life must always meet issue age requirements at time of designation.
Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.
For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

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Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Single and Joint Life Guarantees
The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (or Annuitant if the Owner is a non‑natural person) prior to the later death of the Covered Lives is Contract Value only.
If you elect a Joint Life Guarantee for the Guaranteed Growth and Income Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
While both Covered Lives are living, if you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single Covered Life.
If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.

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If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Lifetime Withdrawal Guarantee and the Enhanced Death Benefit.
The Company will attempt to accommodate any other arrangements provided in a divorce decree.
What happens upon death under the Combination Rider?
The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)
Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step‑In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

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On a jointly owned Contract:

(a)
Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step‑In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)
Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as‑is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑ is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

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(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement and thus terminate the Contract and the Rider.

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).
Rider Charge
If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Guaranteed Growth and Income Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Optional Benefit Expenses” subsection under “What Are the Fees and Charges Under the Contract?”
Investment Allocation Options
If you purchase the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand- alone Riders in regard to your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. Currently, the Investment Allocation Options available with the Guaranteed Growth and Income Benefit Rider supersede those of the Enhanced Death Benefit Rider. The Investment Allocation Options are designed to reduce the overall volatility of your Contract and to limit the Company’s risk under the Riders. During rising markets, the Investment Allocation Options could cause your Contract Value to rise less than would be the case had you been invested in more aggressive investment strategies. Conversely, in declining markets, the Investment Allocation Options could cause your Contract Value to decline less than would be the case had you been invested in more aggressive investment strategies. These options are described in detail in “Guaranteed Growth and Income Benefit — Investment Allocation Options” above.

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We reserve the right to add or change limitations and the way we administer them in the future. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
If you terminate the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.
Removal or Termination of the Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider
You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.
Inflation Protector Withdrawal Benefit Rider
The Inflation Protector Withdrawal Benefit Rider may not be available in all states and the Company reserves the right to generally discontinue or suspend the availability of the Rider for new sales from time to time. Please check with your financial adviser to determine availability.
Benefit Overview and Important Information:
Benefit Overview
Living Benefit Guarantee. The Inflation Protector Withdrawal Benefit (also referred to as “Rider” throughout this section) is an optional benefit that provides a Living Benefit Guarantee. This Rider provides for Living Benefit Withdrawals that are adjusted for Inflation Increases and market Step‑Ups. The Living Benefit Guarantee provides a choice of withdrawals for either —

1)	the lifetime of the last surviving Covered Life under the Lifetime Withdrawal Guarantee; or

2)	the earlier of the Standard Withdrawal Benefit Balance reducing to zero or the lifetime of the last surviving Covered Life under the Standard Withdrawal Guarantee.
The Inflation Increase provides a compound interest increase to the Withdrawal Benefit Base, while market Step‑Ups lock in Contract Value annually (if higher than the Withdrawal Benefit Base after the Inflation Increase is credited). The Withdrawal Benefit Base is accumulated in this way both before and after withdrawals under the Living Benefit Guarantee are exercised (Inflation Increases may expire under certain conditions).
The Living Benefit Withdrawal is based on this Withdrawal Benefit Base and provides income at eligible ages.
Under the Lifetime Withdrawal Guarantee, lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with the age of the younger Covered Life and the number of years that Purchase Payments have been in the Contract (if applicable) at the time the Lifetime Withdrawal Guarantee is exercised.
Under the Standard Withdrawal Guarantee, income for the earlier of the Standard Withdrawal Benefit Balance reducing to zero or life is guaranteed as a percentage of the Withdrawal Benefit Base. The percentage is selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected. The available percentages vary with the then applicable Lifetime Withdrawal Rate, the Standard Withdrawal Rate Threshold, and the age of the younger Covered Life at the time the Standard Withdrawal Guarantee is exercised.

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This Rider is appropriate for someone who is seeking guaranteed income which grows with inflation, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step‑Ups of the Withdrawal Benefit Base. Income under the Lifetime Withdrawal Guarantee and the Standard Withdrawal Guarantee becomes available starting at age 55. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.
The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and “What happens on the Annuity Date under the Rider.”
Important Information about the Rider

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this Prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed living benefit withdrawals.

•	The Rider Charges are non‑refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•
All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “Surrender Charge” subsection of — “What Are the Fees and Charges Under the Contract?” for details) and any other applicable charges.

•
Your Contract is subject to limitations on your Fixed Interest and Variable Investment Option allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Variable Investment Options available under the Contract.

•
If you elect to take withdrawals from the Contract in order to pay adviser fees, such withdrawals will reduce the Withdrawal Benefit Base, perhaps by substantially more than the amount of the withdrawal, and could even terminate the rider.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

•
To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

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•
Withdrawals from Qualified Contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider.

Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract
At the time you purchase your Contract, you have the option to purchase an Inflation Protector Withdrawal Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider may be purchased in combination with the Enhanced Death Benefit Rider (see “Enhanced Death Benefit Rider” and “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.
The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements
The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35 and 85, and the younger Covered Life is between the ages of 35 and 80.
A Covered Life must always meet issue age requirements at time of designation.
Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.
For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Example Owner / Annuitant arrangements permitted under the Rider:
Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

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Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non‑Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith
Single and Joint Life Guarantees
The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply, and no additional Covered Life may be added in the future.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can

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be removed from the Contract by the Contract Owner(s) (provided that all Owner/Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner/Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner/Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Living Benefit Guarantee.
The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.
Withdrawal Benefit Base
The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount for the Living Benefit Guarantee withdrawal options.
In the Deferral Phase, the Withdrawal Benefit Base can grow due to Inflation Increases, Step‑Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with Inflation Increases, or annual Step‑Ups and decrease for Excess Withdrawals.
Subsequent Purchase Payments will not be permitted during the Withdrawal Phase.
How is the Withdrawal Benefit Base determined?
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Purchase Payments received by the Company.
After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.
In the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Each year on the Contract Anniversary until the end of the Deferral

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Phase Inflation Increase Period (described below), an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will be evaluated for an Automatic Annual Step‑Up opportunity until the younger Covered Life reaches the Maturity Age or until the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Early Access Withdrawals (see the “Deferral Phase — Early Access Withdrawal Option” paragraph under “Withdrawal Options under the Rider — Deferral Phase” for more details).
At the time the Living Benefit Guarantee is first exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value.
Please, see “Inflation Protector Withdrawal Benefit Rider: Withdrawal Benefit Base at the start of Living Benefit Guarantee withdrawals” in “Appendix C: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Living Benefit Guarantee withdrawals.
The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.
In the Withdrawal Phase, each year on the Contract Anniversary until the end of the Withdrawal Phase Inflation Increase Period (described below) an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will continue to be evaluated for an Automatic Annual Step‑Up opportunity until the younger Covered Life reaches the Maturity Age or until the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Excess Withdrawals (see the “Effect of Withdrawals on Withdrawal Benefit Base” and “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details).
The Maximum Withdrawal Benefit Base is $10,000,000.
Inflation Increase of Withdrawal Benefit Base
On each Contract Anniversary, before the end of the Deferral Phase Inflation Increase Period in the Deferral Phase or the Withdrawal Phase Inflation Increase Period in the Withdrawal Phase, and if the Withdrawal Benefit Base is greater than zero, the Company will credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase is calculated on the Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year.
Inflation Factor. The Inflation Factor is calculated based on the Consumer Price Index for All Urban Consumers (the “CPI‑U”), which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one‑month lag. If this Index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90‑days’ notice prior to any such change.
CPI‑U. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. It represents a substantial percentage of the total U.S. population, counting almost all residents of urban and metropolitan areas. The CPI‑U, or “headline inflation,” is the most comprehensive and widely used inflation measurement. Unlike the widely utilized core inflation, CPI‑U includes goods with high price volatility such as food and energy.
The Inflation Factor applicable to the Contract on its Contract Anniversary will be determined at the beginning of the calendar month that contains the Contract Anniversary. The Inflation Factor equals the lesser of the Maximum Inflation Factor of 6% or the ratio of (1) to (2), where:

(1)	is the greater of zero and the difference between (a) and (b), where:

(a)	is the CPI‑U released in the previous month (most recent release); and

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(b)	is the CPI‑U released twelve months prior to the most recent release; and

(2)	is the CPI‑U released twelve months prior to the most recent release.
Maximum Inflation Factor for Inflation Protector Withdrawal Benefit varies in certain states — please see “Appendix D: State Variations” for details.
Average Monthly Withdrawal Benefit Base. The average monthly Withdrawal Benefit Base is used to calculate the annual Inflation Increase. The average monthly Withdrawal Benefit Base is the average monthly value (on each Monthly Anniversary) of the Withdrawal Benefit Base over the previous twelve months of the Contract Year.
Deferral Phase Inflation Increase Period. In the Deferral Phase, the period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base is defined as the Deferral Phase Inflation Increase Period.
The Deferral Phase Inflation Increase Period begins on the Rider Effective Date and lasts until the end of the Deferral Phase (see “Deferral Phase” under “Contract Phases under the Rider — Overview”).
Please see “Inflation Protector Withdrawal Benefit Rider: Inflation Increase of Withdrawal Benefit Base in Deferral Phase” in “Appendix C: Numerical Examples.”
Withdrawal Phase Inflation Increase Period — Lifetime Withdrawal Guarantee. In the Withdrawal Phase under the Lifetime Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” below), Inflation Increases will be applied to the Withdrawal Benefit Base as long as the Contract Value is greater than zero within the Withdrawal Phase.
If at some point in the Withdrawal Phase under the Lifetime Withdrawal Guarantee the Contract Value reduces to zero, the Withdrawal Phase Inflation Increase Period will cease when 20 Contract Years have passed since the later of (1) and (2), where:

(1)	is the Contract Year in which Lifetime Withdrawals began; and

(2)	is the date of the most recent Automatic Annual Step‑Up of Withdrawal Benefit Base.
If the Contract is still in the Withdrawal Phase when the younger Covered Life reaches the Maturity Age or on the Annuity Date (if earlier), the Withdrawal Phase Inflation Increase Period will cease upon Annuitization.
Withdrawal Phase Inflation Increase Period – Standard Withdrawal Guarantee. In the Withdrawal Phase under the Standard Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”), Inflation Increases will be applied to the Withdrawal Benefit Base until the earlier of (1) and (2), where:

(1)	is when the younger Covered Life reaches the Maturity Age or the Annuity Date (if earlier); and

(2)	is the last Contract Anniversary prior to the Standard Withdrawal Benefit Balance reducing to zero.
Automatic Annual Step‑Up of Withdrawal Benefit Base
An Automatic Annual Step‑Up of Withdrawal Benefit Base is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until the

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younger Covered Life reaches the Maturity Age or until the Annuity Date (if earlier), your Withdrawal Benefit Base will be evaluated for an Automatic Annual Step‑Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after an Inflation Increase is credited, if applicable), the Withdrawal Benefit Base will automatically step up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless you have chosen the Lifetime Withdrawal Guarantee and the Lifetime Withdrawal Rate is also increased (see the “Lifetime Withdrawal Rate after Step‑Up” paragraph under “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” below).
Example:  Please see “Inflation Protector Withdrawal Benefit Rider: Automatic Annual Step‑Up of Withdrawal Benefit Base in Deferral Phase” in “Appendix C: Numerical Examples.”
Effect of Additional Purchase Payments
During the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Purchase Payments made on the Contract Anniversary are credited to the Withdrawal Benefit Base after the Inflation Increase is credited and evaluation for an Automatic Annual Step‑Up of Withdrawal Benefit Base takes place.
Additional Purchase Payments will not be permitted during the Withdrawal Phase.
Additional Notes for the Withdrawal Benefit Base
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.
The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.
Rider Charge
The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Inflation Increase for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options pro‑rata based on the Fund allocation at the time of deduction.
Please see “Inflation Protector Withdrawal Rider: Rider Charge” in “Appendix C: Numerical Examples.”
If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge, on the date the Contract is surrendered. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.
The current Rider Charge for a Single Life Guarantee is 1.40% (1.25% for Inflation Protector Withdrawal Benefit I, II, and III Rider contracts), and 1.65% for a Joint Life Guarantee (1.50% for Inflation Protector Withdrawal Benefit I, II, and III Rider contracts). The Maximum Rider Charge is 2.50% and the Maximum Rider Charge Increase is 0.50%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in “What Are the Fees and Charges Under the Contract? —‘Optional Benefit Expenses.’”

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The Rider Charge for Inflation Protector Withdrawal Benefit varies in certain states — please see “Appendix D: State Variations” for details.
On the date of an Automatic Annual Step‑Up of Withdrawal Benefit Base to the Contract Value, the Rider Charge may be increased, but by no more than the Maximum Rider Charge Increase, and will not be greater than the Rider Charge applicable to the class of Contract Owners then electing this Rider. The Rider Charge will not exceed the Maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Annual Step‑Ups of Withdrawal Benefit Base will be suspended.
The Contract Owner may request a reinstatement of the Automatic Annual Step‑Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary, on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. The Rider Charge upon reinstatement may be increased by more than the Maximum Rider Charge increase, but will never exceed the Maximum Rider Charge.
Contract Phases under the Rider — Overview
The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I.	Deferral Phase
Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Living Benefit Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” subsection under — “Withdrawal Options under the Rider — Deferral Phase” for details.
The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)
One of the Living Benefit Guarantee withdrawal options is exercised (Lifetime Withdrawal Guarantee and Standard Withdrawal Guarantee not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details);

(b)	Contract Value is reduced to zero and the Living Benefit Guarantee is not available (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details);

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero and the Living Benefit Guarantee is available (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details);

(2)
The younger Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” for more details);

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(d)	Termination of the Contract or Rider; or

(e)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II.	Withdrawal Phase
The period during which you take withdrawals under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase.
The Withdrawal Phase begins when you first exercise one of the Living Benefit Guarantee withdrawal options (i.e., initiate living benefit withdrawals) and continues until the earliest of the following:

(a)
Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Living Benefit Guarantee is available based on the age of the younger Covered Life (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” below for more details);

(b)	Termination of the Contract or Rider;

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero (please see “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details);

(2)
The younger Covered Life reaching Maturity Age or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see “What happens on the Annuity Date under the Rider?” for more details);

(d)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.
The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals and Standard withdrawals become available at Actual Age 55 of the younger Covered Life. Please see “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and “Standard Withdrawal Guarantee under the Living Benefit Guarantee” for details.
Withdrawal Options under the Rider — Overview
Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both Contract Phases, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender Charges are not a fixed amount. Please see “What Are the Fees and Charges Under the Contract? — Surrender Charges” for more details.
Deferral Phase
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase.
You must request to remain in the Deferral Phase. If no written request is made and you are eligible to receive Living Benefit Guarantee withdrawals (based on the age of the younger Covered Life), your Living Benefit Guarantee will be initiated and the Contract will move into the Withdrawal Phase.

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Withdrawal Phase — Living Benefit Guarantee
Once the younger Covered Life has reached the eligible age of 55, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase.
Once withdrawals have started under the Living Benefit Guarantee, partial Annuitization is no longer available.
Living Benefit Guarantee
There are two Living Benefit Guarantee withdrawal options in the Withdrawal Phase: the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. You must elect one of the withdrawal options at the time the Living Benefit Guarantee is exercised. You cannot change withdrawal options at any time after the election is requested. The Living Benefit Guarantee withdrawal options are only available if the Actual Age of the younger Covered Life at the time of the first Living Benefit Guarantee withdrawal is 55 or older for both the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. Unless requested in writing to remain in the Deferral Phase, if withdrawals are requested after the age at which the Living Benefit Guarantee withdrawal options become available, the Contract will be entered into the Withdrawal Phase under the Living Benefit Guarantee.
Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Termination of Inflation Protector Withdrawal Benefit Rider” below for more details).
Withdrawal Options under the Rider — Deferral Phase
Deferral Phase — Early Access Withdrawal Option
You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals are considered Early Access Withdrawals (referred to as Deferral Phase Withdrawals in the Contract), and allow you to wait for a higher Lifetime Withdrawal Rate. You may elect to take the Early Access Withdrawal as a one‑time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.
If you request a withdrawal before the Living Benefit Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one‑time distribution or periodically under the systematic withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1⁄2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more information.
If the Lifetime Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is available to you (based on the age of younger Covered Life), you must request in writing to remain in the Deferral Phase. If no written request is made, the Living Benefit Guarantee will be exercised under the Lifetime Withdrawal Guarantee and the Contract will move into the Withdrawal Phase.
If the Lifetime Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is not available to you (based on the age of younger Covered Life), the Living Benefit Guarantee will be exercised under the Standard Withdrawal Guarantee (described in “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”) at the lowest available Standard Withdrawal Rate, and the Contract will move into the Withdrawal Phase.

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If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one‑time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1⁄2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Early Access Withdrawals on Withdrawal Benefit Base
Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount; and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal; and

(2)	is the Contract Value just prior to the Early Access Withdrawal.
Effect of Early Access Withdrawal on Contract Value
Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see “What Are the Fees and Charges Under the Contract? — Surrender Charge” for details. There may be tax implications to taking withdrawals prior to age 59 1⁄2. See “How Is the Contract Treated Under Federal Income Tax Law?” for more details.
Effect of Withdrawals in the Deferral Phase to Pay Investment Adviser Fees
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce the Withdrawal Benefit Base in the Deferral Phase in the same manner as Early Access Withdrawals (described above) and, thus, reduce the amount received under this Benefit.
Effect of Partial Annuitization
Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base and the Contract Value in the same manner as Early Access Withdrawals (described above).
Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee
Under the Lifetime Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee).
Calculating Lifetime Withdrawals
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

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If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Lifetime Withdrawal Rate
The Lifetime Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee. The Lifetime Withdrawal Rate is the sum of the Age‑Based Lifetime Withdrawal Rate (shown in the table below) and the Effective Waiting Bonus (see below) if applicable. For a Single Life Guarantee, the Actual Age of the Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age‑Based Lifetime Withdrawal Rate. For a Joint Life Guarantee, the Actual Age of the younger Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age‑Based Lifetime Withdrawal Rate.
Age Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit IV (available for Contracts issued on or after November 2, 2020)

Actual Age at the Start of Withdrawal Phase		Age‑Based Lifetime Withdrawal Rate for Single Life Guarantee	Age‑Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	2.25%	1.75%
60	65	2.90%	2.40%
65	70	3.65%	3.15%
70	75	3.75%	3.25%
75 and over		4.00%	3.50%
Age Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit III (available for Contracts issued on or after May 1, 2020, and before November 2, 2020)

Actual Age at the Start of Withdrawal Phase		Age‑Based Lifetime Withdrawal Rate for Single Life Guarantee	Age‑Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	2.00%	1.50%
60	65	2.65%	2.15%
65	70	3.35%	2.85%
70	75	3.45%	2.95%
75 and over		3.70%	3.20%
Age Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit II (available for Contracts issued on or after September 1, 2019, and before April 9, 2020):

Actual Age at the Start of Withdrawal Phase		Age‑Based Lifetime Withdrawal Rate for Single Life Guarantee	Age‑Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.60%	3.10%
65	70	4.30%	3.80%
70	75	4.65%	4.15%
75 and over		5.00%	4.50%

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Age Banded Lifetime Withdrawal Rates for Inflation Protector Withdrawal Benefit I (available for Contracts issued prior to September 1, 2019):

Actual Age at the Start of Withdrawal Phase		Age‑Based Lifetime Withdrawal Rate for Single Life Guarantee	Age‑Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.50%	3.00%
65	70	4.00%	3.50%
70	75	4.50%	4.00%
75 and over		5.00%	4.50%
Effective Waiting Bonus. The Effective Waiting Bonus (referred to as Effective Lifetime Withdrawal Rate Adjustment in the Contract) is the sum of the Waiting Bonus (as defined below) for each Purchase Payment. The Effective Waiting Bonus is not applicable if:

(1)
The Withdrawal Rate Adjustment Waiting Period, the Maximum Withdrawal Rate Adjustment Period, and the Annual Adjustment Rate are “Not applicable” as specified in the Additional Contract Specifications; or

(2)	For each Purchase Payment, the Age of the Purchase Payment (as defined below) is zero.
Waiting Bonus. For each Purchase Payment, the Waiting Bonus is the ratio of (1) to (2), where:

(1)	is the product of (a), (b), and (c), where:

(a)	is the Age of the Purchase Payment at the time the Lifetime Withdrawal Guarantee is first exercised;

(b)	is the Annual Adjustment Rate of 0.10%; and

(c)	is the Purchase Payment amount; and

(2)	the total amount of Purchase Payments at the time the Lifetime Withdrawal Guarantee is first exercised.
The Age of the Purchase Payment is defined as the greater of zero and the difference between (1) and (2), where:

(1)	is the number of Contract Years since the date of the Purchase Payment, subject to the Maximum Withdrawal Rate Adjustment Period of 10 years; and

(2)	is the Withdrawal Rate Adjustment Waiting Period of 0 years.
Please see “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” in “Appendix C: Numerical Examples.”
The Waiting Bonus feature is not available in New York.
Lifetime Withdrawal Rate after Step‑Up
If an Automatic Annual Step‑Up of Withdrawal Benefit Base occurs during the Withdrawal Phase under the Lifetime Withdrawal Guarantee, the Contract is eligible to receive the Age‑Based Lifetime Withdrawal Rate for the current age of the younger Covered Life. The Effective Waiting Bonus would be added to the new Age‑Based Lifetime Withdrawal Rate. It would NOT be recalculated at that time for any additional time elapsed since Purchase Payments were made.

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Effect of Withdrawals On Withdrawal Benefit Base
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.
Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount; and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii); where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Please see “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Excess Withdrawals” in “Appendix C: Numerical Examples.”
If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.
At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in “Effect of Contract Value reducing to zero” under “What If the Withdrawal Benefit Base or Contract Value is reduced to zero?”

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Effect of Withdrawals in the Lifetime Withdrawal Guarantee to Pay Investment Adviser Fees
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will impact the Lifetime Withdrawal Guarantee in the same manner as all Lifetime Withdrawals (described above) and, thus, reduce the amount received under this Benefit.
Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee
Standard Withdrawal Guarantee
Under the Standard Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) until the Standard Withdrawal Benefit Balance is reduced to zero, or for the lifetime of the last surviving Covered Life (whichever is earlier).
The Standard Withdrawal Guarantee does not provide a lifetime benefit. The Standard Withdrawal Benefit Balance cannot be withdrawn and is not payable as a death benefit.
Guaranteed Annual Withdrawal Amount
You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.
If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see “What Are the Fees and Charges Under the Contract?” for details).
Standard Withdrawal Rate
The Standard Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee, and is equal to the Standard Withdrawal Rate selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected.
Standard Withdrawal Rates are shown in the table below. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be those Standard Withdrawal Rates that are greater than or equal to the sum of the then applicable Lifetime Withdrawal Rate at the time the Living Benefit Guarantee is first exercised and the Standard Withdrawal Rate Threshold of 0.50%.
Standard Withdrawal Rates:

Age	Rate
55 and over	5.00%
6.00%
Example: Please see “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee: Available Standard Withdrawal Rates” in “Appendix C: Numerical Examples.”
Standard Withdrawal Benefit Balance
The Standard Withdrawal Benefit Balance is used to determine how long the benefit will last under the Standard Withdrawal Guarantee. The Standard Withdrawal Benefit Balance is established at

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the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee, and is set equal to the Withdrawal Benefit Base at this time. The Standard Withdrawal Benefit Balance will decrease for withdrawals less than or equal to the Guaranteed Annual Withdrawal Amount by the amount of the Withdrawal up to the Standard Annual Reduction (described below). The Standard Withdrawal Benefit Balance will step up to the Contract Value at the time of an Automatic Annual Step‑Up of the Withdrawal Benefit Base to the Contract Value (if applicable).
Standard Annual Reduction
The Standard Annual Reduction is the maximum amount by which the Standard Withdrawal Benefit Balance is reduced when a withdrawal up to the Guaranteed Annual Withdrawal Amount is taken. The Standard Annual Reduction is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee. At this time, the Standard Annual Reduction will be set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base and will initially be equal to the Guaranteed Annual Withdrawal Amount. While the Guaranteed Annual Withdrawal Amount may increase thereafter as a result of Inflation Increases, the Standard Annual Reduction will not. The Standard Annual Reduction will be recalculated upon Automatic Annual Step‑Up of the Withdrawal Benefit Base to the Contract Value, and may decrease upon an Excess Withdrawal.
Effect of Withdrawals on Standard Withdrawal Benefit Balance
During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

•
For as long as cumulative withdrawals in the Contract Year are less than or equal to the Standard Annual Reduction, the Standard Withdrawal Benefit Balance will be reduced by the dollar amount of the withdrawal taken, up to the Standard Annual Reduction. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 1 through 5 in “Appendix C: Numerical Examples.”

•
The Standard Withdrawal Benefit Balance will not be reduced for amounts withdrawn in excess of the Standard Annual Reduction when cumulative withdrawals in the Contract Year exceed the Standard Annual Reduction but are less than or equal to the Guaranteed Annual Withdrawal Amount. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 6 through 10 in “Appendix C: Numerical Examples.”

•
If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix C: Numerical Examples.”

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Standard Withdrawal Benefit Balance.
In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.
Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

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Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)
Any time an Excess Withdrawal is taken, the Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount; and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2); where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal; and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal; and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the Withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Please see “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix C: Numerical Examples.”
Effect of Standard Withdrawals on Withdrawal Benefit Base
If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.
Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Withdrawal Benefit Base.
Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount; and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2); where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
Please see “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix C: Numerical Examples.”

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If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary. If this recalculated amount is less than the Standard Annual Reduction, the Standard Annual Reduction will be reset to the Guaranteed Annual Withdrawal Amount.
Please see “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 2 in “Appendix C: Numerical Examples.”
At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.
If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in “Effect of Contract Value reducing to zero” subsection below.
Effect of Withdrawals in the Standard Withdrawal Guarantee to Pay Investment Adviser Fees
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will impact the Standard Withdrawal Guarantee in the same manner as all Standard Withdrawals (described above) and, thus, reduce the amount received under this Benefit.
Effect of Standard Withdrawal Benefit Balance Reducing to Zero. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value is greater than zero, the Standard Withdrawal Benefit Balance will be reset to the Contract Value, and the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company with the request to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount and the Standard Annual Reduction will be recalculated, and the Guarantee will continue based on recalculated values. Inflation Increases will continue at the time the Standard Withdrawal Benefit Balance is reset to the Contract Value. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Guaranteed Annual Withdrawal Amount in the final year. In the final year the Standard Withdrawal Guarantee is active (i.e., the Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, and is calculated according to the following process:

(1)
Every Contract Anniversary, the Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, the Contract may be entering the final year of the Guarantee, and the Guaranteed Annual Withdrawal Amount will be reduced.

(2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of (i) to (ii) where:

(i)	is the Standard Withdrawal Benefit Balance at the start of the final year of the Standard Withdrawal Guarantee; and

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(ii)	is the Standard Annual Reduction at the start of the final year of the Standard Withdrawal Guarantee.

(3)
The reduced Guaranteed Annual Withdrawal Amount in the final year of the Guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount (Withdrawal Benefit Base multiplied by the Standard Withdrawal Rate) by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Please see “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee: Guaranteed Annual Withdrawal Amount in the Final Year” in “Appendix C: Numerical Examples.”
Systematic Withdrawals
Systematic withdrawals may be taken under any of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the Free Withdrawal provision of this Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but Surrender Charges will apply once the Free Withdrawal Amount has been depleted.
Required Minimum Distributions and the Inflation Protector Withdrawal Benefit Rider
If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year‑end, you can elect Required Minimum Distribution (“RMD”) withdrawals. You may elect to take your distributions as a one‑time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year‑end. RMD calculations will be limited to your Penn Mutual Contract only.
Required Minimum Distributions in the Deferral Phase
In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives the request to enter the Withdrawal Phase. Each RMD will reduce the Withdrawal Benefit Base as outlined in “Effect of Early Access Withdrawals on Withdrawal Benefit Base” under “Withdrawal Options under the Rider — Deferral Phase.”
Required Minimum Distributions in the Withdrawal Phase
RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.
In the Withdrawal Phase under the Standard Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year‑end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

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•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Please see “RMD and Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” in “Appendix C: Numerical Examples.”
In the Withdrawal Phase under the Lifetime Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•
Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year‑end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
Please see “RMD and Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee” in “Appendix C: Numerical Examples.”
If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Inflation Protector Withdrawal Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.
Section 72 (q)/(t) Considerations
If a withdrawal is taken from the annuity before age 59 1⁄2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under Code Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS guidance) and receive these payments until the later of five years or attainment of age 59 1⁄2.
If you wish to take withdrawals under Code Sections 72(q) or 72 (t) (“Section 72 (q)/(t)”) prior to age 59 1⁄2, you may do so systematically. If Living Benefit Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Living Benefit Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the Section 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.
Section 72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined in “Effect of Early Access Withdrawals on Withdrawal Benefit Base” under “Withdrawal Options under the Rider — Deferral Phase.” If Section 72 (q)/(t) withdrawals are taken under the Living Benefit Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.
At the end of your Section 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last Section 72 (q)/(t) payment.

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Investment Allocation Options
Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Variable Investment Options which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the Funds from Variable Investment Options which are not on the list to the Money Market Subaccount. You may specify a new allocation among Variable Investment Options on the list of available options at any time.
If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.
The Fixed Account
Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.
The Separate Account
Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
The list of Variable Investment Options available as Investment Options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Variable Investment Options only:

Penn Series Funds, Inc.	Adviser/Sub‑Adviser
Money Market Fund	Penn Mutual Asset Management, LLC (“PMAM”)
Limited Maturity Bond Fund	PMAM
Quality Bond Fund	PMAM
High Yield Bond Fund	PMAM
Flexibly Managed Fund	PMAM / T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.
Balanced Fund	PMAM
Index 500 Fund	PMAM / SSGA Funds Management, Inc. (“SSGA”)
Small Cap Index Fund	PMAM / SSGA
Developed International Index Fund	PMAM / SSGA
Aggressive Allocation Fund	PMAM
Moderately Aggressive Allocation Fund	PMAM
Moderate Allocation Fund	PMAM
Moderately Conservative Allocation Fund	PMAM
Conservative Allocation Fund	PMAM
Purchase Payments or transfers directed to the Variable Investment Options that are not listed above will not be accepted.

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Effect of Withdrawal Benefit Base Reducing to Zero
If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values. A new Inflation Increase Period will begin at the time the Withdrawal Benefit Base is reset to the Contract Value, depending on the current Contract phase.
If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.
Effect of Contract Value Reducing to Zero
If the Contract Value is reduced to zero and any benefits are due under the Living Benefit Guarantee, payments will continue according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.
If the Contract Value reduces to zero in the Deferral Phase:

•
If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, and the Lifetime Withdrawal Guarantee is available (based on age of the younger Covered Life), the Contract will be annuitized using the Lifetime Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life). The Lifetime Withdrawal Rate is based on the Age‑Based Lifetime Withdrawal Rate and Waiting Bonus (if applicable) at the time the Contract Value is reduced to zero. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•
If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, but the Lifetime Withdrawal Guarantee is not available (based on age of the younger Covered Life), the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Living Benefit Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.
If the Contract Value reduces to zero in the Withdrawal Phase under the Standard Withdrawal Guarantee:

•
If the Standard Withdrawal Benefit Balance is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life(ves) (whichever ends earlier). Inflation Increases will still be credited to the Withdrawal Benefit Base.

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•	If the Standard Withdrawal Benefit Balance also reduces to zero, the Contract will be terminated.
If the Contract Value reduces to zero in the Withdrawal Phase under the Lifetime Withdrawal Guarantee:

•
If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves). Inflation Increases will be credited until the end of the Lifetime Withdrawal Guarantee Inflation Increase Period.

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.
What happens on the Annuity Date under the Rider?
The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized.
If the Inflation Protector Withdrawal Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an Annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at Annuitization:

(1)	Surrender the Contract and receive a Surrender Value;

(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract;

(3)	Annuitize your Contract under the terms of the Rider.
If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Living Benefit Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the elected Living Benefit Guarantee withdrawal option.
Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•
If the Contract is in the Deferral Phase as of the Annuity Date, and the Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life, it will be annuitized under the Lifetime Withdrawal Guarantee at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization. The Lifetime Withdrawal Rate is based on the Age‑Based Lifetime Withdrawal Rate and Effective Waiting Bonus (if applicable) at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step‑Ups will no longer apply.

•
If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. This amount will be payable annually until the Standard Withdrawal Benefit Balance is reduced to zero or the lifetime of the last surviving Covered Life, whichever is earlier. After Annuitization, Inflation Increases and Step‑Ups will no longer apply.

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•
If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life and the Standard Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized according to the terms of the Contract.

•
If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step‑Ups will no longer apply.

•
If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or the lifetime of the last surviving Covered Life, whichever is earlier. The Standard Withdrawal Period Remaining is based on the ratio of the Standard Withdrawal Benefit Balance to the Standard Annual Reduction at the time of Annuitization, rounded up to the next integer. After Annuitization, Inflation Increases and Step‑Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.
When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized. You may no longer be able to choose to make withdrawals from your Contract (depending on which Annuity option you select).
If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.
Annuitization under the Rider provisions vary in certain states — please see “Appendix D: State Variations” for details.
What happens upon death under the Rider?
The Inflation Protector Withdrawal Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The death benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.
If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as‑is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).
Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step‑In) and the Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

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Removing the Inflation Protector Withdrawal Benefit Rider from your Contract
You can cancel the Inflation Protector Withdrawal Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.
Termination of the Inflation Protector Withdrawal Benefit Rider
Upon the earliest of the following, the Inflation Protector Withdrawal Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust; or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the successor Owner of the Contract and the Rider upon Contract Owner’s death; or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime; or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step‑In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.
Upon Rider termination:

•	Charges for the Rider stop accruing (accrued but un‑assessed Rider charges will be deducted on the next applicable date when Rider Charges are deducted);

•	Investment Allocation restrictions no longer apply; and

•	Guaranteed minimum withdrawals available under the Rider will terminate.
If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

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(c)
Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)
Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Living Benefit Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.
Termination provisions may vary by state — please see “Appendix D: State Variations” for details.
Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders
Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders may not be available in all states. Please check with your financial adviser to determine availability.
Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract
You may purchase both the Inflation Protector Withdrawal Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.
The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.
Issue Age Requirements
The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35 and 75.
A Covered Life must always meet issue age requirements at time of designation.
Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).
Owner/Annuitant Requirements
For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.
For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non‑Owner Covered Life must be the sole primary Beneficiary. If

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Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.
Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.
Single and Joint Life Guarantees
The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and the Rider(s) will terminate. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (who is not the sole Annuitant) prior to the later death of the Covered Lives is Contract Value only.
If you elect a Joint Life Guarantee for the Inflation Protector Withdrawal Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.
Converting a Single Life Guarantee to a Joint Life Guarantee
You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.
Converting a Joint Life Guarantee to a Single Life Guarantee
While both Covered Lives are living, if you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).
Once the Rider is converted to a Single Life Guarantee, all Single Rider features and benefits provided under the Rider will apply and no additional Covered Life may be added in the future.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.
Replacing a Covered Life Under a Joint Life Guarantee
If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner / Annuitant

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designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.
If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.
Impact of Divorce
Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Living Benefit Guarantee and the Enhanced Death Benefit.
The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.
What happens upon death under the Combination Rider?
The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.
The Enhanced Death Benefit is payable upon the death of the sole Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.
If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until the younger Covered Life under the Rider reaches the Maturity Age, or until the Contract Value reaches zero, if earlier.
Under a Single Life Guarantee:
If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the

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Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step‑In according to the terms of the Contract, but the Combination Rider will terminate.
If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.
On a jointly owned Contract:

(a)
Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step‑In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)
Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:
If the sole Contract Owner is the sole Annuitant, then:

(a)
Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)
Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as‑is.

(b)
Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑ is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

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If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)
Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)
Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)
Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)
Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement and thus terminate the Contract and the Rider.

On a jointly owned Contract with Joint Annuitants:

(a)
Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value and thus terminate the Contract and the Combination Rider, or continue the Contract and the Combination Rider as‑is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).
Rider Charge
If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Inflation Protector Withdrawal Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Optional Benefit Expenses” subsection under “What are the Fees and Charges under the Contract?”.
Investment Allocation Options
If you purchase the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-

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alone Riders in regard to your right to allocate Contract Value among the Variable Investment Options, your right to request transfers between Variable Investment Options and your right to allocate Purchase Payments to Variable Investment Options. Currently, the Investment Allocation Options available with the Inflation Protector Withdrawal Benefit Rider supersede those of the Enhanced Death Benefit Rider. These options are described in detail under “Inflation Protector Withdrawal Benefit — Investment Allocation Options” above.
We reserve the right to add or change limitations and the way we administer them in the future. Any change to Investment Options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.
If you terminate the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.
Removal or Termination of the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Combination Rider
You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.
Guaranteed Minimum Accumulation Benefit
Benefit Overview and Important Information:
Benefit Overview
The Guaranteed Minimum Accumulation Benefit (referred to as the “Rider” below) is an optional benefit that ensures the availability of a minimum value at the end of the Benefit Period (10 years). Your Contract Value will fluctuate depending on the performance of your selected Variable Investment Options, and there is a risk of losing value in your Variable Investment Options, including the possibility of your Contract Value reducing below your initial investment amount. This Rider provides protection of the principal investment, while having the opportunity to periodically lock‑in the investment gains.
Contract Owner/Annuitant covered under the Rider will receive the guaranteed return of the Initial Purchase Payment, pro‑rated for withdrawals, after the expiration of the Benefit Period (10 years). Subsequent Purchase Payments made in the first Contract Year following the Rider Effective Date, Step‑Up, or renewal, are also included.
If the Contract Value is less than the Guaranteed Minimum Accumulation Benefit Base at the end of the Benefit Period, the Contract Value will be increased to equal the Guaranteed Minimum Accumulation Benefit Base. Additionally, the Rider provides the option to periodically lock in market gains and extend the Benefit Period.
Important Information about the Rider

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this Prospectus for an additional charge.

•	The Rider Charges are non‑refundable, whether or not your Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value while the Rider is in effect or at the end of the Benefit Period.

•	Withdrawals taken to satisfy the Required Minimum Distribution requirements do not receive any special treatment under the Rider.

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•	All withdrawals will reduce your Contract Value and the Guaranteed Minimum Accumulation Benefit Base.

•
If you elect to take withdrawals from the Contract in order to pay adviser fees, such withdrawals will reduce the Guaranteed Minimum Accumulation Benefit Base, perhaps by substantially more than the amount of the withdrawal, and could even terminate the rider.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit;

(2)	termination of the Rider;

(3)	termination of the Contract.
Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract
For Contracts issued prior to November 1, 2021, you may have purchased a Guaranteed Minimum Accumulation Benefit Rider as part of your Contract at the time the Contract was issued or if your Contract was issued prior to November 1, 2021, you may purchase the Rider on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105, at least 30 calendar days prior to your Contract Anniversary.
This Rider may not be purchased in combination with any other Rider described in this Prospectus.
The Rider Effective Date will be the Contract Date, or the Contract Anniversary following the date the request to issue the Rider after the Contract Date is approved by the Company.
Issue Age Requirements
Maximum issue age for the Guaranteed Minimum Accumulation Benefit Rider is 85. The Contract Owner / Annuitant must satisfy this requirement on the Rider Effective Date. Issue age is determined by the Age Nearest Birthday.
Owner/Annuitant Requirements
The Rider can only be purchased as a Single Life Guarantee and will cover the natural person named in the Contract as Contract Owner/Annuitant. If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If the Contract Owner is an entity, the Rider will cover the Annuitant. All Rider features and benefits are measured using the age and lifetime of the Contract Owner/Annuitant. The Rider is not available if Joint Contract Owners or Joint Annuitants are named in the Contract.
Guaranteed Minimum Accumulation Benefit Base
The Guaranteed Minimum Accumulation Benefit Base will be initially set equal to the Contract Value on the Rider Effective Date, and the Benefit Period will begin.
If the Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value at the end of the Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed

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Minimum Accumulation Benefit Base. At the end of the Benefit Period, the Contract Owner can elect to receive the Guaranteed Minimum Accumulation Benefit or renew the Rider for a new Benefit Period. Benefit Period duration is 10 years.
Optional Step‑up of the Guaranteed Minimum Accumulation Base
You can lock‑in the investment gains by electing to increase the Guaranteed Minimum Accumulation Benefit Base through the use of the Step‑Up.
The Step‑Up benefit is the increase of the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value. The Guaranteed Minimum Accumulation Benefit provides an optional Step‑Up benefit, so your Guaranteed Minimum Accumulation Benefit Base will not Step‑Up automatically. In order to elect a Step‑Up, you must send a written notice to the following address: The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105. This written notice must be received by us 30 days prior to the Contract Anniversary on which you are eligible for a Step‑Up Benefit.
Your first Step‑Up opportunity is available on the 5th anniversary after the Rider Effective Date. If you do not elect a Step‑Up at the first opportunity, you will be able to do so the following Contract Anniversary. An additional Step‑Up benefit can be elected on or after the 5th anniversary of the most recent Step‑Up.
Electing a Step‑Up of the Guaranteed Minimum Accumulation Benefit resets the Benefit Period for another 10 years from the Step‑Up date.
Effect of Withdrawals on the Guaranteed Minimum Accumulation Base
The Guaranteed Minimum Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Benefit Period. The reduction amount will be equal to the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Guaranteed Minimum Accumulation Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal.
The reduction in the Guaranteed Minimum Accumulation Benefit Base will occur as of the date of each applicable withdrawal.
Effect of Withdrawals to Pay Investment Adviser Fees on the Guaranteed Minimum Accumulation Base
The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this Prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce the Guaranteed Minimum Accumulation Base in the same manner as withdrawals (described above) and, thus, reduce the amount received under this Benefit.
Effect of Additional Purchase Payments on the Guaranteed Minimum Accumulation Base
Subsequent Purchase Payments received during the first Contract Year of the Benefit Period (which starts on the Rider Effective Date, and can be renewed at the expiration or upon Step‑Up) will be added to the Guaranteed Minimum Accumulation Benefit Base dollar‑for‑dollar. Subsequent Purchase Payments received after the first Contract Year of the Benefit Period will not be added to the Guaranteed Minimum Accumulation Benefit Base.

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Rider Charge
There is an additional charge for the Guaranteed Minimum Accumulation Benefit.
The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the Variable Investment Options. The Current Rider Charge for this Rider is 0.60%. The Maximum Rider Charge is 1.00%. Please refer to “Table of Fees and Expenses — Optional Benefit Expenses” for the summary of charges, or to “What Are the Fees and Charges Under the Contract? — “Optional Benefit Expenses” for more details.
The effective annual Rider Charge may be increased upon elected Step‑Up, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The Contract
Owner can reject the Rider Charge increase by not electing the Step‑Up, or terminating the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If the Rider Charge increase is rejected, the Contract Owner can elect a Step‑Up on a future Contract Anniversary. Future Rider Charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.
If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.
Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Variable Investment Options of the Variable Account, pro‑rated for the Fund allocation at the time of deduction.
Investment Allocation Options
The Company reserves the right to make the availability of the Guaranteed Minimum Accumulation Benefit contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.
Required Minimum Distributions and the Guaranteed Minimum Accumulation Benefit
There is no special treatment of Required Minimum Distributions under the Guaranteed Minimum Accumulation Benefit Rider.
What happens at the end of the Benefit Period?
At the end of the Benefit Period, the Contract Owner can elect to renew the Guaranteed Minimum Accumulation Benefit for a new Benefit Period. The Guaranteed Minimum Accumulation Benefit Base will be increased to the Contract Value at the time of renewal, if higher.
You can also surrender the Contract and the Rider, and receive the greater of the Guaranteed Minimum Accumulation Base or the Contract Value, as of the end of the Benefit Period. Surrender Charges will apply to any Subsequent Purchase Payments that are not out of the Surrender Charge Period.
What if the Benefit Base or Contract Value goes to zero?
If the Guaranteed Minimum Accumulation Benefit Base goes to zero, the Guaranteed Minimum Accumulation Benefit Rider will be terminated.

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If the Contract Value goes to zero, but the Guaranteed Minimum Accumulation Benefit Base is still positive, your benefit will continue until the end of the Benefit Period. At the end of the Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Base. At this point, you can either surrender the Contract at the newly established value, or you can renew the Rider at the same value.
What happens on the Annuity Date under the Rider?
When you purchase the Guaranteed Minimum Accumulation Benefit, your Annuity Date must be after the end of your Benefit Period. If you change the Annuity Date so that it is before the end of the Benefit Period, your Contract will be annuitized at the Contract Value, the Guaranteed Minimum Accumulation Benefit will be terminated, and the charges for this benefit will not be refunded.
What happens upon death under the Rider?
Upon the death of the Contract Owner / Annuitant, the Guaranteed Minimum Accumulation Benefit will terminate.
Removing the Guaranteed Minimum Accumulation Benefit from your Contract
You can cancel the Guaranteed Minimum Accumulation Benefit Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so.
Termination of the Guaranteed Minimum Accumulation Benefit
Upon the earliest of the following, the Guaranteed Minimum Accumulation Benefit will be terminated:

(1)	At the end of the Benefit Period if the Guaranteed Minimum Accumulation Benefit is not renewed;

(2)	At any time on or after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract;

(4)	Full surrender of the Contract;

(5)	Date of death of the Contract Owner / Annuitant;

(6)	Spousal Step‑In of a Contract upon the Contract Owner’s death;

(7)	The Guaranteed Minimum Accumulation Benefit Base is reduced to zero.
All charges for the Rider will cease upon Rider termination. If the Contract is terminated, the Rider will also terminate.
Dollar Cost Averaging Program
Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from that option to Variable Investment Options to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the dollar cost averaging

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program. The minimum transfer amount to each Variable Investment Option is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the Variable Investment Options based on the dollar cost averaging allocation initially selected (unless otherwise directed by you). There is no charge for participating in the dollar cost averaging program.
Fixed Dollar Cost Averaging Options
The available periods under the Fixed Dollar Cost Averaging Options are:

1)	Six‑Month Dollar Cost Averaging Period; and

2)	Twelve-Month Dollar Cost Averaging Period.
Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company.
The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The minimum rate can range between 1% and 3% unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Account Option is determined based on a formula established by state law as described below.
The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12‑month period, rounded to the nearest 1/20th of 1%, of the 5‑year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.
The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the Variable Investment Options based on the allocation initially selected by the Contract Owner.
Variable Dollar Cost Averaging Options
Dollar Cost Averaging may also be done from one of the following Subaccounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Variable Investment Option, subject to the Contract Value minimum requirements. The available periods under the Variable Dollar Cost Averaging Options are from 12 months to 60 months.
Automatic Asset Rebalancing Program
Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Variable Investment Options will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect automatic asset rebalancing. We will transfer Funds under your Contract on a quarterly (calendar) basis among the Variable Investment Options to maintain a specified percentage allocation among your selected Variable Investment Options. You may elect to participate in the program when

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you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office. You may discontinue the program at any time. There is no charge for participating in the automatic asset rebalancing program.
Dollar cost averaging and automatic asset rebalancing programs may not be elected at the same time and are not available after Annuitization.
Systematic Withdrawals
Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph under “How Can I Withdraw Money from the Contract?”.

How Is the Contract Treated Under Federal Income Tax Law?
The following summary provides a general description of the federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.
You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.
Early Withdrawals
An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal prior to age 59 1⁄2, including a withdrawal taken from your Contract to pay investment adviser fees, unless one of several exceptions applies. Generally, there will be no additional income tax on:

•
early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1⁄2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception described above, any modification (except due to death or disability, or due to certain Section 1035 exchanges beginning January 1, 2024) to your systematic payments before the age of 59 1⁄2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.
Other exceptions to taxes imposed on early withdrawals in this context may apply, potentially including exceptions that the IRS has provided in connection with the COVID‑19 pandemic. You should consult a tax adviser to determine if an early withdrawal will result in the imposition of a 10% penalty tax.
Multiple Contracts
All non‑qualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such

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Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Non‑Qualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), IRA, Roth IRA, Simplified Employee Pension IRA, or tax‑sheltered annuity.
Ownership
Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.
Transfer of Ownership
You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.
Separate Account Diversification
Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Funds in which each Variable Investment Option may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the Funds’ investments in order to establish that each Variable Investment Option is “adequately diversified.” It is expected that each Fund will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that Fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.
The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of Separate Account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Funds without being treated as owners of the underlying shares. No such regulations have been issued to date. The IRS has issued Revenue Ruling 2003‑91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30‑day period without charge did not result in the Owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.
The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003‑91 and other rulings in which it was determined that Contract Owners were not owners of the Variable Investment Option assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Variable Investment Options under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the Contract Owners from being considered the owners of a pro‑rata share of the assets of the Variable Investment Options under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

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Non‑qualified Annuity Payments
The non‑taxable portion of a non‑qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.
If your non‑qualified Contract contains a Guaranteed Growth and Income Benefit Rider or an Inflation Protector Withdrawal Benefit Rider, it is not clear whether payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax adviser before purchasing this Contract with such a Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax‑free if it is a qualified distribution as explained below.
IRA and Qualified Annuities
Generally, all withdrawals and death benefits paid are subject to federal income taxation.
Roth IRA Annuities
Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.
Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5‑year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1⁄2;

b.	made because you are disabled;

c.	made to a Beneficiary or to your estate on or after your death;

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions; or

e.	one that meets the requirements for the exception to the tax on early distributions for qualifying higher education expenses.
Premium Taxes
Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments generally range from 0% to 4.265%.
Taxation of Withdrawals and Death Benefits
For U.S. federal income tax purposes, you may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of

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your Contract exceeds your investment in the Contract. Ordinary income tax rates apply. If you designate a Beneficiary who is either a family member or two or more generations below you, or a person (other than a spouse) more than 37 1⁄2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.
In the case of a Non‑Qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.
Required Minimum Distributions
Required Minimum Distributions (“RMDs”) generally are minimum amounts that participants in qualified retirement plans and Owners of individual retirement arrangements (IRAs) must withdraw each year following the calendar year that he or she reaches the required age (age 73 effective January 1, 2023, and age 75 effective January 1, 2033). Failure to make RMDs may result in a tax of up to 25% of the amount of the required distribution. Please, refer to “Required Minimum Distributions” for more information about the special treatment of RMDs under the Base Contract, and the appropriate subsection of the Rider section that applies to you.
Withholding
Generally, for purposes of a non‑qualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.
Medicare Contribution Tax
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

How Do I Communicate With Penn Mutual?
Contact Information
The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your financial professional with questions or requests for information.
By Mail:
All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: The Penn Mutual Life Insurance Company Payment Processing Center PO Box 825799 Philadelphia, PA 19182-5799	Checks sent by overnight mail: The Penn Mutual Life Insurance Company Lockbox #825799 525 Fellowship Road, Suite 330 Mt. Laurel, NJ 08054-3415

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All requests should be sent as follows:

Customer Service requests sent by regular mail: The Penn Mutual Life Insurance Company C/O Annuity Services PO Box 178 Philadelphia, PA 19105	Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 1600 Malone Street Millville, NJ 08332
All death claims should be sent as follows:
The Penn Mutual Life Insurance Company
Death Claims Division
PO Box 178
Philadelphia, PA 19105
By Phone:
You can call Customer Service with any inquiries or Contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1‑800‑523‑0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1‑800‑523‑0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time
Via Internet:
You can go to www.pennmutual.com where you will be able to access the Client Service Center.
Customer Service Contacts for New York Contract Owners
Penn Mutual Life Insurance Company
PO Box 170
Philadelphia, PA 19105-0170
Toll-Free Customer Service
1‑855‑446‑7393
Monday — Friday, 8:30 a.m. to 6:00 p.m.,
Eastern Time
Signatures
Signature of Contract Owner(s) is required on all written notifications and forms.
Reports
We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)
The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value.

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(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period;

(d)	The Surrender Value, if any, at the end of the current report period.
Additional status reports will be made available to the Contract Owner upon request. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation;

•	Reprint of your latest statement.

THE PENN MUTUAL LIFE INSURANCE COMPANY
The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York. We are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105. The Company is obligated to pay all amounts promised to investors under the Contract.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.
Purchase Payments received under the Contract and under other variable annuity contracts are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from Contract Owners.
Income, gains and losses, realized or unrealized, in a subaccount (a Variable Investment Option) are credited or charged against that subaccount without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.
We reserve the right to add, combine or remove any Variable Investment Options or Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Contracts, or, if in our judgment, investment in another fund is in the interest of Owners, we may substitute another fund. No substitution may take place without notice to Owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by applicable law.
In the event of a Fund merger, any future Purchase Payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds or accounts for Contract Value in, and any future Purchase Payments allocated to, that Fund. If you do not provide instructions, and such amounts may be allocated to a money market fund or as otherwise allowed by law.

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THE FUNDS
The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The value of your contract invested in the Variable Investment Options will vary with the investment performance of the Portfolio(s) you select. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Purchase Payments and Contract Value to a Variable Investment Option corresponding to a particular Fund.
We offer no assurance that any of the Funds will attain their respective stated investment objectives. There is a risk of loss of the entire amount invested
Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub‑adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating Purchase Payments or a portion of your Contract Value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1‑800‑523‑0650, or contact your financial professional/adviser representative, or go online to www.pennmutual.com/FundLiterature or send an email request to FundOperations@pennmutual.com, if you would like to obtain any of the Fund prospectuses (in either paper or electronic format).
The Funds’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” Although we do not anticipate that any difficulties will result from mixed funding, it is possible that differences in tax treatment and other considerations may cause the interests of Owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your Contract Value from a Fund. For more information about the risks of mixed funding, please refer to the relevant Fund prospectus.
Penn Mutual Asset Management, LLC (“PMAM”), a wholly-owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into sub‑advisory agreements with one or more other investment advisers (the “sub‑advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub‑advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub‑advisers.
We do not provide investment advice to Contract Owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Contract resulting from the performance of the Funds you have chosen. You should consult with your financial professional/adviser representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in other funds. In such cases, you will indirectly pay fees and expenses at both levels, which would reduce your investment return.
Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

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VOTING SHARES OF THE FUNDS
You have the right to tell us how to vote proxies for the Fund shares to which your Contract Value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.
If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the Owner’s Contract Value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.
Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from Contract Owners and other persons entitled to provide voting instructions. Fund shares for which Contract Owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by Contract Owners and other persons entitled to vote. The effect of this proportional voting is that a small number of Contract Owners may be able to determine the outcome of a vote.

OTHER INFORMATION
Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your Contract and other information on file with us up to date, including the names, contact and identifying information for Owners, insureds, Annuitants, Beneficiaries and other payees.
Anti-Money Laundering and Counter-Terrorism
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a Purchase Payment and/or “freezing” an Owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Contract to government agencies or departments.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

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DISTRIBUTION ARRANGEMENTS
Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Penn Mutual enters into selling agreements with HTK and other broker-dealers (also “Financial Institutions”). Financial Institutions may also be registered as, or affiliated with, an investment adviser and offer advisory services through their financial professionals/ adviser representatives. Investment advisers are not endorsed or affiliated with Penn Mutual and Penn Mutual makes no representation as to their qualifications. No commissions are paid to the Financial Institutions for soliciting applications. However, Financial Institutions may charge investment advisory fees to Contract Owners which are specified in their respective account agreements.
Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances to Financial Institutions. Such payments may offset Financial Institution expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial Institutions may also receive non‑cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
Such additional compensation may give Penn Mutual greater access to Financial Institutions that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your Financial Institution and/or financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as web site placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the Financial Institution’s sales force that otherwise influences the way that the Financial Institution and the financial professional market the Contracts.
Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual Financial Institution affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.
All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your Financial Institution and/or financial professional to present this Contract rather than other investment options.
Financial Institutions typically receive a portion of the investment advisory fees that are paid to the financial professional/adviser representative in connection with the Contract, depending on the agreement between the financial professional and their Financial Institution. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional/adviser representative about this compensation arrangement.

FINANCIAL STATEMENTS
The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or

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you can call toll-free at 1‑800‑523‑0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Contracts.

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APPENDIX A
Investment Options Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.pennmutual.com/FundLiterature. You can also request this information at no cost by calling 1‑800‑523‑0650 or by sending an email request to FundOperations@pennmutual.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

	FUND AND ADVISER/ SUBADVISER (as applicable)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
FUND TYPE			1 YEAR	5 YEAR		10 YEAR
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.61%	3.69%	2.60%		1.54%
Fixed Income	Limited Maturity Bond Fund PMAM	0.74%	6.16%	2.84%		2.84%
Fixed Income	Quality Bond Fund PMAM	0.68%	7.56%	0.17%		2.67%
Fixed Income	High Yield Bond Fund PMAM	0.73%	8.87%	5.17%		6.87%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.; T. Rowe Price Investment Management, Inc.	0.87%	11.96%	9.19%		11.03%
Asset Allocation	Balanced Fund PMAM	0.67%	13.37%	8.25%		9.58%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.92%	15.28%	9.08%		13.87%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.83%	9.80%	9.93%		14.12%
Equity	Large Core Growth Fund PMAM/Nomura Investments Fund Advisers	0.85%	8.65%	(4.17%	)	9.51%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.98%	10.00%	11.11%		9.71%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.90%	12.18%	10.30%		9.86%
Equity	Index 500 Fund PMAM/ SSGA Funds Management, Inc. (“SSGA”)	0.34%	17.47%	14.07%		14.48%

	FUND AND ADVISER/ SUBADVISER (as applicable)	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
FUND TYPE			1 YEAR	5 YEAR		10 YEAR
Equity	Mid Cap Growth Fund PMAM/Nomura Investments Fund Advisers	0.96%	0.85%	(0.01%	)	10.83%
Equity	Mid Cap Value Fund PMAM/ Janus Henderson Investors US LLC	0.83%	6.80%	8.69%		6.16%
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.04%	8.68%	8.65%		8.96%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.05%	2.00%	0.10%		10.46%
Equity	SMID Cap Value Fund PMAM/AllianceBernstein L.P.	1.15%	2.60%	8.36%		8.11%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	0.99%	8.66%	3.68%		10.14%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	0.97%	10.78%	7.53%		8.12%
Equity	Small Cap Index Fund PMAM/SSGA	0.71%	12.01%	5.41%		8.91%
Equity	Developed International Index Fund PMAM/SSGA	0.91%	30.60%	8.01%		7.49%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.07%	8.87%	3.09%		6.49%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.40%	28.31%	(1.92%	)	3.44%
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.97%	2.30%	5.33%		6.08%
Asset Allocation	Aggressive Allocation Fund PMAM	1.10%	12.50%	7.44%		8.45%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.06%	12.00%	7.02%		8.10%
Asset Allocation	Moderate Allocation Fund PMAM	1.03%	11.17%	5.59%		6.97%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.03%	9.52%	4.64%		5.76%
Asset Allocation	Conservative Allocation Fund PMAM	1.03%	8.49%	3.34%		4.39%

The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below. We will provide you with written notice before making any such changes. Amounts withdrawn or surrendered from the Fixed Account Option may be subject to surrender charges, premature withdrawal charges, taxes and tax penalties. See “Dollar Cost Averaging Program” and Appendix B to this Prospectus for more information about the Fixed Account Options. Fixed Interest Options are not available in New York.

NAME	TERM	MINIMUM GUARANTEED INTEREST RATE
Fixed Interest Options	3-, 5- and 7-years	between 1.00% and 3.00%
Fixed Dollar Cost Averaging Account	6 or 12 months	between 1.00% and 3.00%
If you select certain optional benefits, you are not permitted to invest in the Fixed Interest Option. In the future, we may change restrictions or add new ones.
If you have purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, you will be limited to investment in the following Variable Investment Options during the Withdrawal Phase under the Rider.
Permitted Funds
Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Balanced Fund
Index 500 Fund
Small Cap Index Fund
Developed International Index Fund
Aggressive Allocation Fund
Moderately Aggressive Allocation Fund
Moderate Allocation Fund
Moderately Conservative Allocation Fund
Conservative Allocation Fund
Purchase Payments or transfers directed to the Variable Investment Options that are not listed above will not be accepted if your Contract is in the Withdrawal Phase under the Guaranteed Growth and Income Benefit or Inflation Protector Withdrawal Benefit.

APPENDIX B
Fixed Account Options
General
Premium payments allocated and Contract Value transferred to the Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) become part of the Company’s general account, which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract (including the Fixed Account Options, the Standard Death Benefit and the optional benefits) are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Options and therefore contains only selected information regarding the Fixed Account Options. Complete details regarding the Fixed Account Options are in the Contract. Any amounts paid from the general account are subject to the claims-paying ability and financial strength of the Company. You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions.
The current crediting rate for each Fixed Account Option may be obtained by calling 1‑800‑523‑0650.
The Fixed Account
The Fixed Account is the account in which amounts are held for this Contract under all Fixed Account Options prior to the Annuity Date.
Fixed Account Options are:

•	Fixed Interest Options; and

•	Fixed Dollar Cost Averaging Options.
Fixed Interest Options
You may allocate or transfer your Contract Value to one or more of the Fixed Interest Options available under your Contract. Available Interest Periods of the Fixed Interest Options may range from one year to seven years, depending on the options currently being offered by the Company. The Company currently offers Interest Periods of three, five and seven years. The Company may provide additional Fixed Interest Options in the future.
Amounts held in the Fixed Interest Options of the Fixed Account will be credited with daily interest at effective annual rates declared by the Company each month. The declared interest rate will apply from the date of the allocation or transfer through the end of the elected Interest Period.
You may not transfer amounts held in the Fixed Interest Options to Variable Investment Options or to another Fixed Interest Option prior to the end of the Interest Period. For the 25 days following the expiration of such period, you may transfer all or a portion of the amount held in such Fixed Interest

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Option to Variable Investment Option(s) or to another account of the Fixed Interest Options. If you do not withdraw or reallocate money in a Fixed Interest Option within 25 days after the expiration of that account’s Interest Period, the Company will renew the Fixed Interest Option that has expired at the new rate declared for the Interest Period at that time. Contract Owners will receive a renewal notice in advance that states that the Interest Period is renewing and that the Contract Owner has the ability to transfer during the 25‑day period or remain in the same Fixed Interest Option at the new interest rate. Amounts withdrawn from a Fixed Interest Option with an Interest Period longer than one year outside of the 25‑day “renewal window” period are subject to the Premature Withdrawal Charge (please see “Premature Withdrawal Charge” in “What Are the Fees and Charges Under the Contract?”).
All Interest Periods end on the last day of a calendar month, therefore transfers to a Fixed Interest Option on other than the 1st of the month will result in a shorter Interest Period (i.e., transfers on the 16th of a month will result in 15 fewer days of interest than the Interest Period selected).
We offer a Minimum Guaranteed Interest Rate that varies from 1% to 3%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for any Fixed Interest Option is determined based on a formula established by state law as described below.
The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12‑month period, rounded to the nearest 1/20th of 1%, of the 5‑year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.
Fixed Interest Options are not available in New York.

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APPENDIX C
Numerical Examples
STANDARD DEATH BENEFIT
Assume that there is a single Initial Purchase Payment of $100,000.
Scenario 1.
Prior to any withdrawals:
Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals) = $100,000;
Contract Value = $90,000
A withdrawal in the amount of $10,000 is taken.
Adjusted Net Purchase Payments will be reduced by the adjusted withdrawal amount, which is the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal; and

(ii)	is the Contract Value just before the withdrawal.
(a) = $10,000
(b) = $10,000 × ((i) $100,000) / ((ii) $90,000) = $11,111
In this case, (b) = $11,111, is greater than (a) = $10,000. Therefore, the Net Purchase Payments will be reduced by (b) = $11,111. The Adjusted Net Purchase Payments amount after withdrawal will be $100,000 – $11,111 = $88,889.
The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:
(1) is the Contract Value = $90,000 – $10,000 = $80,000; or
(2) is the Adjusted Net Purchase Payments = $88,889 (as calculated above).
In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to $88,889.
Scenario 2.
The Contract Value prior to the withdrawal is $120,000. The Standard Death Benefit will be equal to the greater of:
(1) $110,000 ($120,000 less the $10,000 withdrawal)
(2) $100,000 – (Greater of a and b) = $100,000 – $10,000 = $90,000
(a) $10,000
(b) $10,000 × ((i) $100,000) / ((ii)$120,000) = $8,333
Standard Death Benefit = $110,000

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SURRENDER CHARGES
Suppose you have purchased the Smart Foundation Advisory Variable Annuity Base Contract on 01/01/2020. Your Initial Purchase Payment was for $20,000. Assume that you also make an additional Purchase Payment on 01/01/2021 for $30,000.
On 12/01/2022, you take a $30,000 withdrawal. You can access up to 10% of your Total Purchase Payments in the Contract Year without incurring Surrender Charges. The Surrender Charge schedule for the Smart Foundation Variable Annuity is:

Number of full years since Purchase Payment	0	1	2	3+
Applicable Surrender Charge . . . . . .	3.0%	2.0%	1.0%	0.0%

Total Purchase Payments on 12/01/2022	$50,000
Contract Value on 12/01/2022:	$55,000
Free Withdrawal Amount available on 12/01/2022:	$5,000
Withdrawal Amount:	$30,000
The total amount of the withdrawal is greater than the Free Withdrawal Amount available. The withdrawal amount is also greater than the Initial Purchase Payment of $20,000; the remaining $10,000 will be taken out of the additional Purchase Payment. Thus, a Surrender Charge may be applied to both Purchase Payments. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first‑in, first‑out basis. The Surrender Charge is calculated as follows:

Number of full years since Initial Purchase Payment:	2
Number of full years since additional Purchase Payment:	1
Surrender Charge = ($20,000 – $5,000) * 1.0% + ($10,000) * 2.0% = $150+ $200 = $350
The total Surrender Charge is $350.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE
Example for Guaranteed Growth and Income Benefit VI
Suppose on 01/01/2021 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2021 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2021 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2022) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2021 and 03/15/2021:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2021 and 08/08/2021:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2021 through 12/31/2021:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2021:	365

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Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2022 will be:
[(73 / 365) * $100,000 * 7%] + [(146 / 365) * $125,000 * 7%] + [(146 / 365) * $115,000 * 7%] = $8,120
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).
Example for Guaranteed Growth and Income Benefit III, IV and V
Suppose on 01/01/2020 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2020 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2020 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2021) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2020 and 03/15/2020:	74	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2020 and 08/08/2020:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2020 through 12/31/2020:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2020:	366
Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2021 will be:
[(74 / 366) * $100,000 * 8%] + [(146 / 366) * $125,000 * 8%] + [(146 / 366) * $115,000 * 8%] = $9,277
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).
Example for Guaranteed Growth and Income Benefit II
Assume on 01/01/2014 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2014 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2014 of $10,000, which decreases the Guaranteed Growth Base to $115,000.
Guaranteed Growth Amount will be applied on the next Contract Anniversary (01/01/2015) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2014 and 03/15/2014:	73	Guaranteed Growth Base =$	100,000
Number of days between 03/15/2014 and 08/08/2014:	146	Guaranteed Growth Base =$	125,000
Number of days between 08/08/2014 through 12/31/2014:	146	Guaranteed Growth Base =$	115,000
Total number of days in 2014:	365
Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2015 will be:
[(73/365) * $100,000 * 7%] + [(146/365) * $125,000 * 7%] + [(146/365) * $115,000 * 7%] =$8,120.
Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).

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GUARANTEED GROWTH AND INCOME BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS
Example for Guaranteed Growth and Income Benefit VI
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	1/18/2021
Lifetime Withdrawals start on:	04/01/2022
Contract Value on 04/01/2022 (just prior to the withdrawal):	$108,300
Withdrawal Benefit Base on 01/18/2022:	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/18/2022	4/1/2022	73	0.2	$7,000	$1,400	$107,000	$108,400
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2022 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20
Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 + $1,400 = $108,400.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.
Example for Guaranteed Growth and Income Benefit III, IV and V
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	01/18/2020
Lifetime Withdrawals start on:	04/01/2021
Contract Value on 04/01/2021 (just prior to the withdrawal):	$109,500
Withdrawal Benefit Base on 01/18/2021:	$108,000
Annual Guaranteed Growth Amount:	$8,000

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Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/18/2021	4/1/2021	73	0.2	$8,000	$1,600	$108,000	$109,600
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2021 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20
Guaranteed Growth Amount prorated for partial year is then $8,000 * 0.20 = $1,600
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $108,000 + $1,600 = $109,600.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $109,600.
Example for Guaranteed Growth and Income Benefit II
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	01/18/2014
Lifetime Withdrawals start on:	04/01/2015
Contract Value on 04/01/2015 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/18/2015:	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/18/2015	4/1/2015	73	0.2	$7,000	$1,400	$107,000	$108,400
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2015 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20
Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 + $1,400 = $108,400.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.

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Example for Guaranteed Growth and Income I
At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.
Assumptions:

Rider Effective Date:	01/19/2011
Lifetime Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$109,500
Withdrawal Benefit Base on 01/19/2012:	$108,000
Annual Guaranteed Growth Amount:	$ 8,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2012	4/1/2012	73	0.2	$8,000	$1,600	$108,000	$109,600
Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If Lifetime Withdrawals start on 04/01/2012 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20
Guaranteed Growth Amount prorated for partial year is then $8,000 * 0.20 = $1,600
Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $108,000 + $1,600 = $109,600.
This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $109,600.
Growth Rate varies in certain states – please see “Appendix D: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE
Example for Guaranteed Growth and Income Benefit VI
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step‑Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step‑Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step‑Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step‑Up

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On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step‑Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step‑Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step‑Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is no Step‑Up this year.
Example for Guaranteed Growth and Income Benefit Rider III, IV AND V
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$8,000.00	$108,000.00	$125,000.00	Step‑Up
2	$130,000.00	$8,000.00	$133,000.00	$133,000.00	No Step‑Up
3	$135,000.00	$8,000.00	$141,000.00	$141,000.00	No Step‑Up
4	$151,000.00	$8,000.00	$149,000.00	$151,000.00	Step‑Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $8,000 is added to the Withdrawal Benefit Base ($100,000 + $8,000 = $108,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step‑Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $108,000), an Automatic Annual Step‑Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step‑Up: $125,000 + $8,000 = $133,000, Contract Value $130,000 < $133,000, so there is no Step‑Up this year.
Example for Guaranteed Growth and Income Benefit Rider II
Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step‑Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step‑Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step‑Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step‑Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step‑Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step‑Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step‑Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is not Step‑Up this year.

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GUARANTEED GROWTH AND INCOME BENEFIT RIDER: RIDER CHARGE
Example for Guaranteed Growth and Income Benefit Rider VI
Suppose a Single Life Guarantee is issued on 05/1/2021. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2021, 10/31/2021, 01/31/2022, and 04/30/2022. Suppose the Withdrawal Benefit Base is $100,000 on 05/1/2021, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step‑Up on 05/1/2022, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).
For example, there are 92 days between 5/1/2021 and 7/31/2021, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.25% / 4) * (92 / 91.25) = $315.07. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.25% / 4) * (89 / 91.25) = $304.79.
Example for Guaranteed Growth and Income Benefit Rider III, IV AND V
Suppose a Single Life Guarantee is issued on 05/1/2020. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2020, 10/31/2020, 01/31/2021, and 04/30/2021. Suppose the Withdrawal Benefit Base is $100,000 on 05/1/2020, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step‑Up on 05/1/2021, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (8% x $100,000) = $108,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $108,000 * (1.10% / 4) * (days in quarter not including Leap Day / 91.25).
For example, there are 92 days between 5/1/2020 and 7/31/2020, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.10% / 4) * (92 / 91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10% / 4) * (89 / 91.25) = $268.22.
Example for Guaranteed Growth and Income Benefit Rider II
Suppose a Single Life Guarantee is issued on 05/18/2014. Throughout the first Contract Year, the Rider Charge will be deducted on 08/17/2014, 11/17/2014, 02/17/2015, and 05/17/2015. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2014, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).
Suppose that there is no Step‑Up on 05/18/2015, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth Amount: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).
For example, there are 92 days between 5/18/2014 and 8/17/2014, so the Rider Charge for the 1st Contract Quarter will be $100,000 * (1.10%/4) * (92/91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10%/4) * (89/91.25) = $268.22.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXCESS WITHDRAWALS
Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider (example applies to all versions of the Rider). A Guaranteed Annual Withdrawal Amount is calculated

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which you can withdraw without affecting your Withdrawal Benefit Base. This example provides an overview of what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.
Assumptions:

Rider Effective Date:	01/01/2020
Withdrawal Benefit Base on 01/01/2020:	$200,000
Contract Value on 04/01/2020 (immediately prior to withdrawal):	$150,000
Guaranteed Annual Withdrawal Amount for 2020:	$ 10,000
Suppose on 04/01/2020, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000
Effect on Withdrawal Benefit Base
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
(a) = $5,000
(b) = $5,000 * ((1) $200,000 / ((2)max(0)(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7,142.86
In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.
Effect on Enhanced Death Benefit Base
Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal
(a) = $15,000
(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

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In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND GUARANTEED GROWTH AND INCOME BENEFIT RIDER
Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider (example applies to all versions of the Rider). During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.
Assumptions:

Rider Effective Date:	01/01/2020
Withdrawal Benefit Base on 01/01/2021:	$200,000
Contract Value on 04/01/2021:	$150,000
Guaranteed Annual Withdrawal Amount for 2021:	$ 10,000
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND SURRENDER CHARGES / FREE WITHDRAWAL
Assume there is a single Initial Purchase Payment made on 01/01/2020 of $100,000.
The Contract is now in its second Contract Year. The Free Withdrawal Amount is currently 10% of Total Purchase Payments:
Free Withdrawal Amount = 10% x $100,000 = $10,000
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you make a $15,000 withdrawal directed as an RMD Withdrawal. The RMD Withdrawal exceeds the Free Withdrawal Amount by $5,000. However, there is no Surrender Charge imposed upon withdrawals taken to satisfy Required Minimum Distributions, even if this amount exceeds the Free Withdrawal Amount. Therefore, there is no Surrender Charge on the withdrawal.

RMD AND ENHANCED DEATH BENEFIT
Assume that your Contract has an Enhanced Death Benefit Rider attached to it.
Assumptions:

Rider Effective Date:	01/01/2020
Enhanced Death Benefit Base on 01/01/2021 (immediately prior to withdrawal):	$200,000
Contract Value on 04/01/2021:	$150,000

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Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you make a $15,000 withdrawal directed as an RMD Withdrawal. There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal
(a) = $15,000
(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000
In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

INFLATION PROTECTOR WITHDRAWAL BENEFIT EXAMPLES

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: INFLATION INCREASE OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE
Assume on 01/01/2020 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 04/15/2020 of $50,000, after which the Withdrawal Benefit Base increases to $150,000. You take an Early Access Withdrawal on 10/15/2020 of $20,000. On 10/15/2020, assume the Contract Value is $140,000 before the Early Access Withdrawal is taken. Assume that the Inflation Factor for the year is 3.00%.
Effect of Early Access Withdrawal on Withdrawal Benefit Base
Early Access Withdrawals reduce the Withdrawal Benefit Base by the greater of (1) and (2) where:

(1)	is the Early Access Withdrawal amount; and

(2)	is the Early Access Withdrawal amount multiplied by the ratio of (a) to (b); where:

(a)	is the Withdrawal Benefit Base immediately prior to the Early Access Withdrawal; and

(b)	is the Contract Value immediately prior to the Early Access Withdrawal.

(1)	$20,000

(2)	$20,000 * ($150,000 / $140,000) = $21,428.57
In this case, (2) = $21,428.57 is greater than (1) = $20,000. Therefore, the Withdrawal Benefit Base will be reduced to $150,000 – $21,428.57 = $128,571.43. The Contract Value reduces to $140,000 – $20,000 = $120,000.
An Inflation Increase will be applied on the next Contract Anniversary (01/01/2021) based on the average monthly Withdrawal Benefit Base during the Contract Year. The average monthly Withdrawal Benefit Base is the average monthly value (on each Monthly Anniversary) of the Withdrawal Benefit Base over the previous 12 months of the Contract Year.

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Monthly Anniversary dates:	Number of months:	Withdrawal Benefit Base:
1/1/2020, 2/1/2020, 3/1/2020, 4/1/2020	4	$100,000
5/1/2020, 6/1/2020, 7/1/2020, 8/1/2020,	6	$150,000
9/1/2020, 10/1/2020 11/1/2020, 12/1/2020	2	$128,571
The Inflation Increase added to the Withdrawal Benefit Base on 01/01/2021 will be:
3% * (4 * 100,000 + 6 * 150,000 + 2 * 128,571) / 12 = $3,893

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIVING BENEFIT WITHDRAWALS
At the time you decide to start the Living Benefit Withdrawals under the Living Benefit Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base
Assumptions:

Rider Effective Date: . . . . .	01/19/2020
Living Benefit Withdrawals start on: . . . .	04/01/2021
Contract Value on 04/01/2021 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2021: . . .	$107,000
The Contract Value (just prior to withdrawal) of $108,200 is greater than the Withdrawal Benefit Base (just prior to withdrawal) of $107,000. Therefore, your Withdrawal Benefit Base will step up to $108,200.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE
Assumptions:

Initial Purchase Payment	$100,000.00
Additional Purchase Payments . .	None
Inflation Factor	3.00%

Contract Anniversary	Contract Value	Inflation Increase	Withdrawal Benefit Base Before Step‑Up	Withdrawal Benefit Base after Step‑Up
1	$125,000.00	$3,000.00	$103,000.00	$125,000.00	Step‑Up
2	$127,000.00	$3,750.00	$128,750.00	$128,750.00	No Step‑Up
3	$132,000.00	$3,862.50	$132,612.50	$132,612.50	No Step‑Up
4	$140,000.00	$3,978.38	$136,590.88	$140,000.00	Step‑Up
On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Inflation Increase of $3,000 is added to the Withdrawal Benefit Base ($100,000 + $3,000 = $103,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step‑Up Evaluation. Since the Contract Value is greater than the
Withdrawal Benefit Base at this point ($125,000 > $103,000), an Automatic Annual Step‑Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Inflation Increase is added to the Withdrawal Benefit Base and then it is evaluated for Step‑Up: $125,000 + $3,750 = $128,750, Contract Value $127,000 < $128,750, so there is no Step‑Up this year.

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INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: RIDER CHARGE
Example for Inflation Protector Withdrawal Benefit IV Rider
Suppose a Single Life Guarantee is issued on 05/1/2021. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2021, 10/31/2021, 01/31/2022, and 04/30/2022. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2021, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.40% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step‑Up on 05/1/2022, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.40% / 4) * (days in quarter not including Leap Day/ 91.25).
For example, there are 92 days between 5/1/2021 and 7/31/2021, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.40%/4) * (92 / 91.25) = $352.88. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.40%/4) * (89/91.25) = $341.37.
Rider Charge varies in certain states — please see “Appendix D: State Variations” for details.

EXAMPLE FOR INFLATION PROTECTOR WITHDRAWAL BENEFIT I RIDER, THE INFLATION PROTECTOR WITHDRAWAL BENEFIT II RIDER AND INFLATION PROTECTOR WITHDRAWAL BENEFIT III RIDER
Suppose a Single Life Guarantee is issued on 05/1/2020. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2020, 10/31/2020, 01/31/2021, and 04/30/2021. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2020, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).
Suppose that there is no Step‑Up on 05/1/2021, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.25% / 4) * (days in quarter not including Leap Day/ 91.25).
For example, there are 92 days between 5/1/2020 and 7/31/2020, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.25%/4) * (92 / 91.25) = $315.07. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.25%/4) * (89/91.25) = $304.79.
Rider Charge varies in certain states — please see “Appendix D: State Variations” for details.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: LIFETIME WITHDRAWAL RATE CALCULATION
$100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

		Age of	Total
Contract Year	Purchase Payment	Purchase Payment	Purchase Payments	Waiting Bonus
1	$100,000	6	$150,000	0.40%
4	$50,000	3	$150,000	0.10%
Effective Waiting Bonus:				0.50%

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Withdrawal Rate Adjustment Waiting Period = 0
Maximum Withdrawal Rate Adjustment Period = 10
Annual Adjustment Rate = 0.10%
Age‑Based Lifetime Withdrawal Rate = 3.75% (based on a single life under Inflation Protector Withdrawal Benefit IV)
Initial Calculation of Effective Waiting Bonus.
Waiting Bonus = (Age of PP) * (Annual Adjustment Rate) * (PP Amount) / (Total PP)
For $100K Purchase Payment deposited at issue:
Waiting Bonus = (6) * (0.10%) * ($100,000) / ($150,000) = 0.40%
For $50K Purchase Payment deposited in the beginning of the 4th Contract Year:
Waiting Bonus = (3) * (0.10%) * ($50,000) / ($150,000) = 0.10%
The Effective Waiting Bonus is the sum of the Waiting Bonus for each Purchase Payment.
Effective Waiting Bonus = 0.40% + 0.10% = 0.50%
Lifetime Withdrawal Rate = Age‑Based Lifetime Withdrawal Rate + Effective Waiting Bonus = 3.75% + 0.50% = 4.25%
Suppose there is a Step‑Up in Contract Year 11. Since the Annuitant has reached age 76 at this time, he is eligible to receive the higher Age‑Based Lifetime Withdrawal Rate. The Effective Waiting Bonus will not be recalculated at this point. The new Lifetime Withdrawal Rate = 4.00% + 0.50% = 4.50%
The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: EXCESS WITHDRAWALS
Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example summarizes what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.
Assumptions:

Rider Effective Date:	1/1/2020
Withdrawal Benefit Base on 01/01/2020:	$200,000.00
Contract Value on 4/1/2020 (immediately prior to withdrawal):	$150,000.00
Guaranteed Annual Withdrawal Amount for 2020:	$10,000.00
Suppose on 04/01/2020, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000

C-14

Effect on Withdrawal Benefit Base
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:
(a) is the Excess Withdrawal Amount
(b) is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.
(a) = $5,000
(b) = $5,000 * ((1) $200,000 / ((2)max(0,(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7142.86
In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.
Effect on Enhanced Death Benefit Base
Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount; and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal; and

(2)	is the Contract Value immediately prior to the withdrawal
(a) = $15,000
(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000
In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: AVAILABLE STANDARD WITHDRAWAL RATES
This example illustrates how the available Standard Withdrawal Rates are determined at the time of Living Benefit Withdrawal. (To see how the Lifetime Withdrawal Rate is determined for the following scenario, see “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” example in this Appendix.)

C-15

Suppose $100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Standard Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.
The Standard Withdrawal Rates available at the time of first withdrawal will be those that are greater than or equal to the then applicable Lifetime Withdrawal Rate plus the Standard Withdrawal Rate Threshold (0.50%).
The Lifetime Withdrawal Rate under the Lifetime Withdrawal Guarantee is equal to the sum of the Age‑Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. At time of the Standard Withdrawal, these components and the Lifetime Withdrawal Rate have the following values:
Age‑Based Lifetime Withdrawal Rate: 3.75% (based on a single life under Inflation Protector Withdrawal Benefit IV)
Effective Waiting Bonus: 0.50%
Lifetime Withdrawal Rate: 3.75% + 0.50% = 4.25%
Available Standard Withdrawal Rates ≥ (4.25% + 0.50% = 4.75%)
The available Standard Withdrawal Rates are 5.00% and 6.00%.
The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE
This example illustrates the effect of withdrawals under the Standard Withdrawal Guarantee on the Standard Withdrawal Benefit Balance and the Withdrawal Benefit Base, described under “Inflation Protector Withdrawal Benefit Rider — Withdrawal Options under the Rider – Standard Withdrawal Guarantee under the Living Benefit Guarantee” of this Prospectus.
Assume that at the start (BOP) of the Contract Year, your Contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Standard Annual Reduction	$5,000
Contract Value (CV)	$40,000
Withdrawal Benefit Base	$200,000
Standard Withdrawal Benefit Balance	$45,000
Scenario 1.
Monthly withdrawals of $1,000 are taken at the end of each Contract Month. For simplicity, we will assume that the Contract Value will only reduce for withdrawals, and will not change for any gains, losses, or charges (therefore, there is no opportunity for Step‑Up). Table below shows the Standard Withdrawal Benefit Balance and Withdrawal Benefit Base at the end of each Contract Month (EOP), reduced for withdrawals.

C-16

Abbreviations:
BOP = Beginning of Period, EOP = End of Period, CV = Contract Value, GAWA = Guaranteed Annual Withdrawal Amount, SAR = Standard Annual Reduction, WD = Withdrawal, WBB = Withdrawal Benefit Base, SWBB = Standard Withdrawal Benefit Balance

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
1	$40,000	$10,000	$5,000	$1,000	$1,000	$0	$0	$200,000	$45,000	$0	$200,000	$44,000
2	$39,000	$9,000	$4,000	$1,000	$2,000	$0	$0	$200,000	$44,000	$0	$200,000	$43,000
3	$38,000	$8,000	$3,000	$1,000	$3,000	$0	$0	$200,000	$43,000	$0	$200,000	$42,000
4	$37,000	$7,000	$2,000	$1,000	$4,000	$0	$0	$200,000	$42,000	$0	$200,000	$41,000
5	$36,000	$6,000	$1,000	$1,000	$5,000	$0	$0	$200,000	$41,000	$0	$200,000	$40,000
6	$35,000	$5,000	$0	$1,000	$6,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
7	$34,000	$4,000	$0	$1,000	$7,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
8	$33,000	$3,000	$0	$1,000	$8,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
9	$32,000	$2,000	$0	$1,000	$9,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
10	$31,000	$1,000	$0	$1,000	$10,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
11	$30,000	$0	$0	$1,000	$11,000	$0	$1,000	$200,000	$40,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000
Standard Withdrawal Benefit Balance is reduced as follows:

–
For the first 5 months (as long as the cumulative withdrawals in the Contract Year are less than Standard Annual Reduction), the Standard Withdrawal Benefit Balance is reduced by the dollar amount of every $1,000 withdrawal.

–	For the next 5 months (when cumulative withdrawals in the Contract Year exceed Standard Annual Reduction but are less than the GAWA), the Standard Withdrawal Benefit Balance is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as the GAWA has been depleted by this time.
Excess Withdrawals reduce the Standard Withdrawal Benefit Balance by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the difference between (i) and (ii); where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal; and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

C-17

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$40,000 – (ii)$0)/(2)((i)$30,000‑(ii)$0)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667‑(ii)$0)/(2)((i)$29,000‑(ii)$0)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.
Withdrawal Benefit Base is reduced as follows:

–	For the first 10 months (as long as the cumulative withdrawals in the Contract Year are less than GAWA), the Withdrawal Benefit Base is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.
Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal; and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal; and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$30,000‑(ii)$0)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

•	At the end of Contract Month 12, the Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000‑(ii)$0)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

C-18

Scenario 2.
Now assume that you take $11,000 withdrawal at the end of month 11, and a $1,000 withdrawal at the end of month 12.

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
11	$40,000	$10,000	$5,000	$11,000	$11,000	$0	$1,000	$200,000	$45,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000
Standard Withdrawal Benefit Balance is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$45,000‑(ii)$5,000)/(2)((i)$40,000‑(ii)$10,000)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667‑(ii)$0)/(2)((i)$29,000‑(ii)$0)] = $1,333
In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.
Withdrawal Benefit Base is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$40,000‑(ii)$10,000)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000‑(ii)$0)] = $6,667
In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

C-19

In both cases, the Standard Withdrawal Benefit Balance is equal to $37,333 and Withdrawal Benefit Base is equal to $186,667 after reductions for withdrawals (at the end of month 12).
In the beginning of the next Contract Year, the new GAWA and Standard Annual Reduction are calculated (assuming there is no Inflation Increase): GAWA = Withdrawal Benefit Base * Standard Withdrawal Rate = $186,667 * 0.05 = $9,333
Standard Annual Reduction = lesser of 1) previous Standard Annual Reduction and 2) new GAWA = $5,000

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: GUARANTEED ANNUAL WITHDRAWAL AMOUNT IN THE FINAL YEAR
At the start of the Contract Year, your Contract has the following values:

Contract Value (CV)	$3,400
Withdrawal Benefit Base	$93,139
Standard Withdrawal Benefit Balance	$4,000
Guaranteed Annual Withdrawal Amount (GAWA)	$4,657
Standard Annual Reduction	$4,499

–	At the start of the Contract Year, Standard Withdrawal Benefit Balance is compared to Standard Annual Reduction: $4,000 < $4,499.

–	Since Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, your GAWA will be reduced.

–	GAWA Reduction Factor = Standard Withdrawal Benefit Balance / Standard Annual Reduction = $4,000 / $4,499 = 88.9%.

–	The reduced GAWA will be calculated as follows: Reduced GAWA = $4,657 * 88.9% = $4,140.

–	Even though your CV is only $3,400, and your Standard Withdrawal Benefit Balance is only $4,000, you can take withdrawals up to GAWA = $4,140.

–	Your Contract will then be terminated according to the terms of this Rider (“Inflation Protector Withdrawal Benefit — Termination of the Inflation Protector Withdrawal Benefit Rider”).

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE
Assume that you are in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

C-20

Assumptions:

Rider Effective Date:	1/1/2020
Withdrawal Benefit Base on 01/01/2021:	$200,000
Standard Withdrawal Benefit Balance on 01/01/2021:	$175,000
Contract Value on 04/01/2021:	$150,000
Guaranteed Annual Withdrawal Amount for 2021:	$10,000
Standard Annual Reduction for 2021:	$7,500
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	The Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to the RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.
In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. The Standard Withdrawal Benefit Balance is reduced by the dollar amount of the RMD withdrawal above the Guaranteed Annual Withdrawal Amount. The Standard Withdrawal Benefit Balance reduces to $175,000 – $7,500 – $5,000 = $162,500. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER – LIFETIME WITHDRAWAL GUARANTEE
Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.
Assumptions:

Rider Effective Date:	1/1/2020
Withdrawal Benefit Base on 01/01/2021:	$200,000
Contract Value on 04/01/2021:	$150,000
Guaranteed Annual Withdrawal Amount for 2021:	$10,000
Suppose your Required Minimum Distribution for 2021 is calculated and is $15,000. On 04/01/2021 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

C-21

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

GUARANTEED MINIMUM ACCUMULATION BENEFIT EXAMPLES

GUARANTEED MINIMUM ACCUMULATION BENEFIT
Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit
Suppose your benefit is issued on 2/15/2020 and your benefit period is ten years. Any Purchase Payment received between 2/15/2020 and 2/14/2021 will be added to Guaranteed Minimum Accumulation Benefit Base dollar‑for‑dollar. Any Purchase Payment received on or after 2/15/2021 will not be added to Guaranteed Minimum Accumulation Benefit Base.
If Step‑Up option is not exercised, and you decide to renew your benefit for another ten years on 2/15/2030, any Purchase Payment received between 2/15/2030 and 2/14/2031 will be added to Guaranteed Minimum Accumulation Benefit Base dollar‑for‑dollar. Any Purchase Payment received on or after 2/15/2031 will not be added to Guaranteed Minimum Accumulation Benefit Base.
Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit
The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the Guaranteed Minimum Accumulation Benefit base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal; and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.
Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.
The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:
Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18
If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:
Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

C-22

APPENDIX D
State Variations
Following is the summary of state variations for Smart Foundation Advisory Variable Annuity. This list includes the material features and benefits of your Contract. Information contained below is subject to change based on state approvals of the Contract. Please refer to your Contract for specific information.

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CA	See “Transaction Expenses”	The Premature Withdrawal Charge will not be assessed in California.
CA	See “Waiver of Surrender Charges”
Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if, while the Contract is in force, the Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases).

Waiver of Surrender Charges under confinement to a medical care facility is not permitted in California.

Disability Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1) The Contract Owner (or Annuitant for entity-owned Contracts) has a disability that renders one unable to perform with reasonable continuity the substantial and material acts necessary to pursue his usual occupation in the usual or customary way or to engage with reasonable continuity in another occupation in which he could reasonably be expected to perform satisfactorily in light of his age, education, training, experience, station in life, physical and mental capacity;

(2) The disability began after the Contract Date; and

(3) The disability has continued without interruption for four months.

CA	“Purchasing the Enhanced Death Benefit Rider with your Contract (Owner/ Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Enhanced Death Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/ lifetime of the Covered Life(ves) designated in the Contract.

D-1

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CA	“Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract (Owner / Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Guaranteed Growth and Income Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/ lifetime of the Covered Life(ves) designated in the Contract.
CA	Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements):	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract (Owner / Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Inflation Protector Withdrawal Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/ lifetime of the Covered Life(ves) designated in the Contract.
CA	“Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	See “Maximum Purchase Payment”	The Company may only decline Purchase Payments if required for purposes of satisfying applicable laws or regulations.
CT	“Waiver of Surrender Charges”
Waiver of Surrender Charges for Disability Related Withdrawals is not available in Connecticut.

Term “Medically Related Withdrawal” is replaced with “Waiver of Surrender Charges.” Provisions of the Section are changed as follows:

You may request the waiver of Surrender Charge of all or part of your Contract Value if either of the following events occurs:

(1) The Contract Owner (or Annuitant for entity-owned Contracts) is first confined to a hospital or nursing facility while this Contract is in force and remains confined for at least 90 days in a row.

(2) The Contract Owner (or Annuitant for entity-owned Contracts) is diagnosed by a licensed physician with a fatal illness (an illness expected to result in death within 2 years) while this Contract is in force.

D-2

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CT	“Annuity Payments”	If the age of the Annuitant or Joint Payee is misstated and the Contract is annuitized, an actuarial equivalent adjustment will be made on future payments under the Contracts.
CT	“Termination of the Enhanced Death Benefit Rider”	Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CT	“Termination of the Guaranteed Growth and Income Benefit Rider”	Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CT	“Termination of the Inflation Protector Withdrawal Benefit Rider”	Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
FL	“Maximum Purchase Payment”	Maximum Purchase Payment amount has been modified to read as follows: Total Purchase Payment must not be greater than $2 million into one contract by the same Owner/Annuitant.
FL	“Transaction Expenses”	The Premature Withdrawal Charge will not be assessed after the 10th Contract Year.
FL	“What happens on the Annuity Date under the Rider?”
A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option.

If the Annuity Date is less than the maximum maturity date, the Annuity Date will not be changed to the maximum maturity date allowed by the state.

FL	“Termination of the Enhanced Death Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/ lifetime of the Covered Life(ves) designated in the Contract.
FL	“Termination of the Guaranteed Growth and Income Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/ lifetime of the Covered Life(ves) designated in the Contract.

D-3

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
FL	“Termination of the Inflation Protector Withdrawal Benefit Rider”	Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/ lifetime of the Covered Life(ves) designated in the Contract.
FL	“Waiver of Surrender Charges”	The maximum amount for which the Surrender Charges will be waived has been modified to read as follows: The maximum amount for which the Surrender Charges will be waived is $500,000.
NY*	“DEFINITIONS, Guaranteed Growth and Income Benefit Rider”	Guaranteed Growth and Income Benefit II Rider applies to Contracts purchased before September 1, 2019.
NY	“The Fixed Account”	Fixed Interest Options are not available in New York.
NY	“Transaction Expenses”	Premature Withdrawal Charge does not apply in New York.
NY	“Rider Charges”	The Rider Charge for Inflation Protector Withdrawal Benefit in New York (available for Contracts purchased before September 1, 2019) for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.
NY	“Withdrawals”
In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Contract Value to you. This will cause your Contract and any optional benefits to terminate.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Contract Value to you, if there is no Purchase Payment activity during the three most recent Contract Years, and the Contract Value is less than $2,000.

NY	“Annuity Payments”
The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than
$2,000, or would provide an income the initial amount of which is less than $20 per month, we may pay you such amount in a lump sum.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the greater of the Surrender Value and 95% of the Contract Value to purchase a single premium immediate annuity contract at purchase rates offered by the Company at the time to the same class of Annuitants.

D-4

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
NY	“What Happens on the Annuity Date under the Rider?” (Guaranteed Growth and Income Benefit)
You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

NY	“Withdrawal Benefit Base”	The Maximum Inflation Factor is 4%.
NY	Rider Charge (Inflation Protector Withdrawal Benefit Rider)	The Rider Charge for contracts purchased before September 1, 2019, for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.
NY	“Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”	The Waiting Bonus feature is not available in New York.
NY	“What Happens on the Annuity Date under the Rider?”
You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the death benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

*
Effective September 1, 2019, the Smart Foundation Variable Annuities are no longer offered to new business clients in New York. The information above relates to Contracts that were offered before that date.

D-5

The Statement of Additional Information (the “SAI”) contains additional information about the Smart Foundation Advisory Variable Annuity Contract, including financial statements of The Penn Mutual Life Insurance Company, and additional information about The Penn Mutual Life Insurance Company, the Separate Account and the Contract. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll- free at 1‑800‑523‑0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Reports and other information about the Penn Mutual Variable Annuity Account III, including the SAI, may be obtained from the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Smart Foundation Advisory Variable Annuity Contract is C000176641.

About The Penn Mutual Life Insurance Company

Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2026 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM8670	05/26

STATEMENT OF ADDITIONAL INFORMATION

FOR SMART FOUNDATION VARIABLE ANNUITY

an individual variable and fixed deferred annuity contract — flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

of

The Penn Mutual Life Insurance Company PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2026

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2026 for the Smart Foundation Variable Annuity Contract (the “Contract”). The Contract is funded through the Penn Mutual Variable Annuity Account III (the “Separate Account”). A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105 or you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com. Terms used in this SAI have the same meaning as in the Prospectus.

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the Securities and Exchange Commission.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell insurance and annuities in 49 states and the District of Columbia. Our corporate headquarters are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Penn Mutual Variable Annuity Account III

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) as a separate investment account under Pennsylvania law on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the federal securities laws.

Additional Information

The Separate Account is divided into subaccounts, each of which invests exclusively in a specific mutual fund that is available for investment in the Variable Investment Options of the Separate Account (each, a “Fund”). The valuation of Accumulation Units in the Variable Investment Options is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the net investment factor for the current Valuation Period.

For any subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the Fund held in the subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the Fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the Fund held in the subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The base Contract expenses.

2

The “Valuation Period” is the period from one valuation of Fund assets to the next. Valuation is performed each day the New York Stock Exchange (the “NYSE”) is open for trading.

Your assets in the Separate Account are held as Accumulation Units of the subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal, and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions must be received at our Administrative Office by the close of regular trading on the NYSE on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping, and other related services with respect to the Contract and the Separate Account.

DISTRIBUTION OF THE CONTRACT

Hornor, Townsend & Kent, LLC (“HTK”), a wholly owned subsidiary of Penn Mutual, serves as principal underwriter of the Contract. HTK is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK also acts as principal underwriter for (1) Penn Mutual Variable Life Account I, a separate account established by Penn Mutual, (2) PIA Variable Life Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly owned subsidiary of Penn Mutual (“PIA”), and (3) PIA Variable Annuity Account I, also a separate account established by PIA. HTK is a registered broker dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

For 2025, 2024, and 2023, the Company paid to HTK underwriting commissions of approximately $7,447,944, $10,342,847, and $11,889,176, respectively.

The Contract will be distributed by HTK through broker-dealers. Total commissions on Purchase Payments made under the Contract will not exceed 8% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and the Company does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company (i) as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 and (ii) as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 and for the financial statements and financial highlights of the Separate Account as of December 31, 2025 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

3

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the SEC. The financial statements of the Company should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon the Company’s ability to meet its obligations under the Contract.

4

STATEMENT OF ADDITIONAL INFORMATION

FOR SMART FOUNDATION ADVISORY VARIABLE ANNUITY

an individual variable and fixed deferred annuity contract — flexible purchase payments issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

of

The Penn Mutual Life Insurance Company PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2026

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2026 for the Smart Foundation Variable Annuity Contract (the “Contract”). The Contract is funded through the Penn Mutual Variable Annuity Account III (the “Separate Account”). A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, PO Box 178, Philadelphia, Pennsylvania 19105 or you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com. Terms used in this SAI have the same meaning as in the Prospectus.

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the Securities and Exchange Commission.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell insurance and annuities in 49 states and the District of Columbia. Our corporate headquarters are located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Penn Mutual Variable Annuity Account III

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) as a separate investment account under Pennsylvania law on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the federal securities laws.

Additional Information

The Separate Account is divided into subaccounts, each of which invests exclusively in a specific mutual fund that is available for investment in the Variable Investment Options of the Separate Account (each, a “Fund”). The valuation of Accumulation Units in the Variable Investment Options is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the net investment factor for the current Valuation Period.

For any subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the Fund held in the subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the Fund if the “ex- dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the Fund held in the subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The base Contract expenses.

The “Valuation Period” is the period from one valuation of Fund assets to the next. Valuation is performed each day the New York Stock Exchange (the “NYSE”) is open for trading.

2

Your assets in the Separate Account are held as Accumulation Units of the subaccounts that you select. We value Accumulation Units as of the close of regular trading on the NYSE (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions must be received at our Administrative Office by the close of regular trading on the NYSE on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contract and the Separate Account.

DISTRIBUTION OF THE CONTRACT

Hornor, Townsend & Kent, LLC (“HTK”), a wholly owned subsidiary of Penn Mutual, serves as principal underwriter of the Contract. HTK is located at Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428. HTK also acts as principal underwriter for (1) Penn Mutual Variable Life Account I, a separate account established by Penn Mutual, (2) PIA Variable Life Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly owned subsidiary of Penn Mutual (“PIA”), and (3) PIA Variable Annuity Account I, also a separate account established by PIA. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

For 2025, 2024, and 2023, the Company paid to HTK underwriting commissions of approximately $0, $0, and $0, respectively.

The Contract will be distributed by HTK through broker-dealers (all “Financial Institutions”). No commissions are paid to the Financial Institutions for soliciting applications. However, Financial Institutions may charge investment advisory fees, which are specified in their respective account agreements. The Company may also pay other allowances and overrides to these Financial Institutions. The offering of the Contract is continuous, and the Company does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company (i) as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 and (ii) as of December 31, 2023 and for each of the two years in the period ended December 31, 2023 and for the financial statements and financial highlights of the Separate Account as of December 31, 2025 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

3

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are incorporated by reference to the financial statements included in the Separate Account’s most recent Form N-VPFS filed with the SEC. The financial statements of the Company should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon the Company’s ability to meet its obligations under the Contract.

4

Part C

Other Information

Item 27.	Exhibits

(a)(1)

Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company (the “Company”) authorizing the establishment of Penn Mutual Variable Annuity Account III (the “Separate Account” or the “Registrant”), incorporated by reference to Exhibit 1(a) to the Registrant’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504).

(a)(2)

Resolutions of the Executive Committee of the Board of Trustees of the Company authorizing investments of the Registrant, incorporated by reference to Exhibit 1(b) to the Registrant’s Registration Statement filed with the Commission on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834).

(b)	Not applicable.

(c)(1)

Sales Support Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit 3(a) to the Registrant’s Registration Statement filed with the Commission on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055).

(c)(2)

Schedule I to the Sales Support Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit 3(a)(2) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(3)

Distribution Agreement between the Company and Hornor, Townsend & Kent, LLC, incorporated by reference to Exhibit 3(b) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(4)

Form of Agent’s Agreement relating to broker-dealer supervision, incorporated by reference to Exhibit 3(c) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(5)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws), incorporated by reference to Exhibit 3(d) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(6)

Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws), incorporated by reference to Exhibit 3(e) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(c)(7)

Schedule A to Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement—Form A-2 and Corporate Insurance Agent Selling Agreement—Form A-1 (Edition of May 2012), incorporated by reference to Exhibit 3(f) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(1)

Individual Variable and Fixed Annuity Contract (Form ICC11-VA-C), incorporated by reference to Exhibit 4(a)(i) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(2)

B Share Option Contract Specifications (Form ICC11-CS.B-C), incorporated by reference to 4(a)(ii) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(3)

L Share Option Contract Specifications (Form ICC11-CS.L-C), incorporated by reference to Exhibit 4(a)(iii) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(4)

X Share Option Contract Specifications (Form ICC11-CS.X-C), incorporated by reference to Exhibit 4(a)(iv) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(5)

Individual Variable Annuity – Advisory Contract Specifications (Form ICC16-CS.I-FB), incorporated by reference to Exhibit 4(a)(v) to the Registrant’s Registration Statement filed with the Commission on December 27, 2016 (File No. 333-177543 and Accession No. 0001193125-16-803623).

(d)(6)

Rider – Guaranteed Minimum Death Benefit Enhancement (Form ICC11-GMDB-C), incorporated by reference to Exhibit 4(b)(i) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(7)

GMDB Additional Contract Specifications (Form ICC11-ACS.GMDB-C), incorporated by reference to Exhibit 4(b)(ii) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(8)

Rider – Guaranteed Lifetime Withdrawal Benefit with Guaranteed Growth and Minimum Death Enhancement (Form ICC11-WBDB-C), incorporated by reference to Exhibit 4(c)(i) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(9)

WBDB Additional Contract Specifications (Form ICC11-ACS.WBDB-C), incorporated by reference to Exhibit 4(c)(ii) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(10)

Rider – Guaranteed Lifetime Withdrawal Benefit with Guaranteed Growth (Form ICC11-GLWB-C), incorporated by reference to Exhibit 4(d)(i) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(11)

GLWB Additional Contract Specifications (Form ICC11-ACS.GLWB-C), incorporated by reference to Exhibit 4(d)(ii) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(12)

Rider – Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment (Form ICC14-IPWB), incorporated by reference to Exhibit 4(d)(iii) to the Registrant’s Registration Statement filed with the Commission on April 15, 2019 (File No. 333-177543 and Accession No. 0001193125-19-106590).

(d)(13)

IPWB Additional Contract Specifications (Form ICC14-ACS.IPWB), incorporated by reference to Exhibit 4(d)(iv) to the Registrant’s Registration Statement filed with the Commission on April 15, 2019 (File No. 333-177543 and Accession No. 0001193125-19-106590).

(d)(14)

Rider – Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (Form ICC14-IPDB), incorporated by reference to Exhibit 4(d)(v) to the Registrant’s Registration Statement filed with the Commission on April 15, 2019 (File No. 333-177543 and Accession No. 0001193125-19-106590).

(d)(15)

IPDB Additional Contract Specifications (Form ICC14-ACS.IPDB), incorporated by reference to Exhibit 4(d)(vi) to the Registrant’s Registration Statement filed with the Commission on April 15, 2019 (File No. 333-177543 and Accession No. 0001193125-19-106590).

(d)(16)

Form of Rider – Guaranteed Minimum Accumulation Benefit II (Form ICC-11-VA-C), incorporated by reference to Exhibit 4(d)(vii) to the Registrant’s Registration Statement filed with the Commission on August 27, 2021 (File No. 333-177543 and Accession No. 0001193125-21-259060).

(d)(17)

Endorsement No. 1534-02 to Individual Variable and Fixed Annuity Contract (Traditional Individual Retirement Annuity), incorporated by reference to Exhibit 4(e) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(18)

Endorsement No. 1747-09 to Individual Variable and Fixed Annuity Contract (Roth Individual Retirement Annuity), incorporated by reference to Exhibit 4(f) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(d)(19)

Purchase Payment Enhancement Endorsement (Form ICC11-XVA-C), incorporated by reference to Exhibit 4(g) to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(e)(1)

Application (Form PM1600) for Individual Variable Annuity Contract, incorporated by reference to Exhibit 5 to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(e)(2)

Form of Individual Variable Annuity Application COMPACT– Advisory Product (Form PM1600), incorporated by reference to Exhibit 5(b) to the Registrant’s Registration Statement filed with the Commission on April 15, 2019 (File No. 333-177543 and Accession No. 0001193125-19-106590).

(f)(1)

Charter of the Company (May 1983), incorporated by reference to Exhibit 6(a) to the Registrant’s Registration Statement filed with the Commission on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504).

(f)(2)

By-laws of the Company, incorporated by reference to Exhibit 6(b) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(g)	Not applicable.

(h)

Sales Agreement between the Company and Penn Series Funds, Inc., incorporated by reference to Exhibit 8 to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(i)	Not applicable.

(j)	Not applicable.

(k)

Opinion and Consent of Counsel as to the legality of the variable annuity contracts being registered, incorporated by reference to Exhibit 9 to the Registrant’s Registration Statement filed with the Commission on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520).

(l)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)

Powers of Attorney of Messrs. David M. O’Malley, James S. Hunt, William C. Goings and Gerard P. Cuddy and Mses. Charisse R. Lillie, Eileen C. McDonnell, Helen P. Pudlin and Susan D. Waring, each dated April 12, 2022, incorporated by reference to Exhibit (p)(1) to the Registrant’s Registration Statement filed with the Commission on April 22, 2022 (File No. 333-177543 and Accession No. 0001193125-22-114870).

(p)(2)	Power of Attorney of Mr. Richard M. Klenk, dated March 30, 2026, filed herewith.

Item 28.	Directors and Officers of the Company

The following table sets forth the names of the executive officers of the Company and the officers and trustees of the Company who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

Board of Trustees

Name	Position and Offices with the Company

David M. O’Malley	Trustee, President and Chief Executive Officer, Chairman of the Board

Gerard P. Cuddy	Trustee

William C. Goings	Trustee

James S. Hunt	Trustee

Charisse R. Lillie	Trustee

Eileen C. McDonnell	Trustee

Helen P. Pudlin	Trustee

Melissa Ballenger	Trustee
Jennifer Garrett	Trustee
Isaac Johnson, Jr.	Trustee
Richard Whitt III	Trustee

Officers

Name	Position and Offices with the Company

Ann-Marie Mason	Chief Legal Officer and Corporate Secretary

David M. O’Malley	President and Chief Executive Officer

Victoria M. Robinson	Chief Ethics and Compliance Officer

Richard M. Klenk	Chief Financial Officer (principal accounting officer)

Item 29.	Persons Controlled By or Under Common Control with the Company

The Company’s Wholly-Owned Subsidiaries as of December 31, 2025

Corporation	State of Incorporation

The Penn Insurance and Annuity Company	Delaware

Penn Mutual Asset Management, LLC	Delaware

Penn Series Funds, Inc.	Maryland

Penn Mutual Payroll Administration, LLC	Pennsylvania

Vantis Life Insurance Company	Delaware

The Penn Insurance and Annuity Company of New York (a NY Corporation)	New York

1847 Insurance Captive, LLC	Delaware

1847 Select Ventures, LLC	Delaware

1847 Financial, LLC	Delaware

ILS Holdings, LLC	Delaware

myWorth, LLC	Pennsylvania

Penn Mutual Asset Management, LLC’s Wholly-Owned Subsidiaries as of December 31, 2025
Corporation	State of Incorporation
HLS I, LLC	Delaware

Penn Insurance and Annuity Company’s Wholly-Owned Subsidiaries as of December 31, 2025
Corporation	State of Incorporation
PIA Reinsurance Company of Delaware I	Delaware

Dresher Run I, LLC	Delaware

Vantis Life Insurance Company’s Wholly-Owned Subsidiary as of December 31, 2025
Corporation	State of Incorporation
The Savings Bank Life Insurance Company Agency, LLC	Connecticut
1847 Financial, LLC’s Wholly-Owned Subsidiary as of December 31, 2025
Corporation	State of Incorporation
Hornor, Townsend & Kent, LLC	Delaware

HTK Insurance Agency, Inc.	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 30.	Indemnification

Section 6.2 of the By-Laws of the Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. The Company owns a directors and officers liability insurance policy covering liabilities that trustees and officers of the Company and its subsidiaries may incur in acting as trustees and officers.

Selling Agreements currently entered into by the Company and its subsidiary, Hornor, Townsend & Kent, LLC, with securities brokers and insurance agents generally provide for indemnification of the Company and Hornor, Townsend & Kent, LLC and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriter of the securities of the Registrant. Hornor Townsend & Kent, LLC also serves as distributor of variable annuity and variable life policies issued through Penn Mutual Variable Life Account I, a separate account of the Company, and PIA Variable Annuity Account I and PIA Variable Life Account I, each a separate account established by The Penn Insurance and Annuity Company.

      Hornor, Townsend & Kent, LLC — Board of Managers*

David M. O’Malley	Manager and Chairman of the Board
Heather Nagengast	Manager, President
Justin Wyant	Manager
Victoria M. Robinson	Manager, Chief Compliance and Anti-Money Laundering Officer
Keith G. Huckerby	Manager

      Hornor, Townsend & Kent, LLC — Officers*

Ann-Marie Mason	Chief Legal Officer and Corporate Secretary
Niki Muller	Principal Operations Officer
Jessica F. Swarr	Vice President, Head of Tax, Separate Accounts and Investment Accounting
Radford Gunzenhauser	Financial Operations

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Eight Tower Bridge, 161 Washington Street, Conshohocken, Pennsylvania 19428.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$7,447,944	$0	$0	$0

Item 32.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is provided in the Registrant’s most recent report on Form N-CEN.

Item 33.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 34.	Fee Representation

The Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Commission to the American Council of Life Insurance on November 28, 1988.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Conshohocken, and Commonwealth of Pennsylvania, on April 16, 2026.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (Registrant)

By:	/s/ David M. O’Malley
David M. O’Malley
President and Chief Executive Officer

THE PENN MUTUAL LIFE INSURANCE COMPANY (Company)

By:	/s/ David M. O’Malley
David M. O’Malley
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David M. O’Malley	President and Chief Executive Officer	April 16, 2026
David M. O’Malley

* Richard M. Klenk	Chief Financial Officer (principal accounting officer)	April 16, 2026
Richard M. Klenk

* Gerard P. Cuddy	Trustee	April 16, 2026
Gerard P. Cuddy

* James S. Hunt	Trustee	April 16, 2026
James S. Hunt

* William C. Goings	Trustee	April 16, 2026
William C. Goings

* Charisse R. Lillie	Trustee	April 16, 2026
Charisse R. Lillie

* Eileen C. McDonnell	Trustee	April 16, 2026
Eileen C. McDonnell

* Helen P. Pudlin	Trustee	April 16, 2026
Helen P. Pudlin

Trustee
Melissa Ballenger

Trustee
Jennifer Garrett

Trustee
Isaac Johnson, Jr.

Trustee
Richard Whitt III

*By:	/s/ David M. O’Malley
David M. O’Malley, attorney-in-fact

Exhibit Index

Exhibit No.	Exhibit

(l)	Consent of Independent Registered Public Accounting Firm.

(p)(2)	Power of Attorney.